                               TABLE OF CONTENTS

Vice Chairman's Letter..................       2
Performance Summary.....................       4
MacKay-Shields Financial Corporation
  Adviser's Report......................       6
New York Life Insurance Company
  Adviser's Report......................       8
Portfolio Managers' Comments............       9
Glossary................................      59

NYLIAC Variable Annuity Separate Account - III
Statement of Assets and Liabilities.....      64
Statement of Operations.................      68
Statement of Changes in Total Equity....      72
Notes to Financial Statements...........      77
Report of Independent Accountants.......      96

MainStay VP Series Fund, Inc.
Chairman's Letter.......................      98
Capital Appreciation Portfolio..........      99
Cash Management Portfolio...............     103
Convertible Portfolio...................     108
Government Portfolio....................     113
High Yield Corporate Bond Portfolio.....     117
International Equity Portfolio..........     127
Total Return Portfolio..................     134
Value Portfolio.........................     142
Bond Portfolio..........................     146
Growth Equity Portfolio.................     150
Indexed Equity Portfolio................     155
American Century Income & Growth
  Portfolio.............................     165
Dreyfus Large Company Value Portfolio...     172
Eagle Asset Management Growth Equity
  Portfolio.............................     176
Lord Abbett Developing Growth
  Portfolio.............................     179
Notes to Financial Statements...........     184
Report of Independent Accountants.......     202

The Annual Reports for the Portfolios
listed below follow:
Alger American Small Capitalization
  Portfolio
Calvert Social Balanced Portfolio
Fidelity Variable Insurance Products
  Fund II Contrafund Portfolio
Fidelity Variable Insurance Products
  Fund Equity-Income Portfolio
Janus Aspen Series Balanced Portfolio
  and Janus Aspen Series Worldwide
  Growth Portfolio
Morgan Stanley Emerging Markets Equity
  Portfolio
MFS Growth With Income Series Portfolio
MFS Research Series Portfolio
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets Portfolio

LETTER FROM THE VICE CHAIRMAN
--------------------------------------------------------------------------------

I am pleased to present the Annual Report for the year ending December 31, 1998. This Annual Report contains valuable financial information including year-end performance data and separate account financial statements for each of the 26 investment divisions that are available within your NYLIAC variable annuity policy. This book also contains the following annual reports:

MainStay VP Series Fund, Inc.                  Janus Aspen Series
The Alger American Fund                        MFS Insurance Trust
                                               Morgan Stanley Dean Witter Universal Funds,
Calvert Variable Series, Inc.                  Inc.
Fidelity Variable Insurance Products Fund      T. Rowe Price Equity Series, Inc.
Fidelity Variable Insurance Products Fund II   Van Eck Worldwide Insurance Trust

Please note that some of the Portfolios mentioned in this report may not be available under your policy.

ECONOMIC ENVIRONMENT YEAR-END REVIEW

The United States economy had another stellar year of rapid growth and low inflation in 1998, as a sharply deteriorating trade deficit and shrinking manufacturing sector were more than offset by surging domestic demand. Real Gross Domestic Product (GDP) rose by an estimated 3.7% near its 1997 performance and still well above virtually all estimates of the economy's non-inflationary growth potential. As a result, the unemployment rate continued to decline from 4.7% in December 1997 to 4.3% in December 1998, the lowest rate since 1970.

Nevertheless, inflation remained remarkably subdued during the year, with the Consumer Price Index (CPI)(1) rising 1.6% over the twelve months ending in December (vs. 1.7% in 1997 and 3.3% in 1996). The strong dollar, along with falling prices of oil and other commodity prices, helped keep inflation in check despite rising wages and strong demand.

Bond yields continued their downward cycle, with treasury yields reaching their lowest levels since the 1960's. Earlier in the year, the Federal Reserve adopted a tightening bias due to concerns about an overheating economy and soaring stock market. Later in 1998, however, with credit and liquidity spreads soaring in response to plunging oil and other commodity prices, deteriorating economic conditions in the rest of the world, a Russian debt default, and the bailout of a heavily leveraged hedge fund, the Federal Reserve lowered interest rates by 75 basis points in three easing moves. This, combined with similar moves by other central banks around the world, greatly eased the stress in financial markets and provided some insurance against recession. The positive stock market response helped encourage consumers to keep spending.

In 1999, growth is expected to finally slow as weakness in manufacturing spreads to other economic sectors. Inflation is likely to pick up, but only slightly as the unemployment rate begins to drift upward again and import competition continues to restrain domestic prices. Bond yields may fall further, and some additional Federal Reserve easing is likely once there is clear evidence of slower growth. Later in the year, however, growth is expected to begin strengthening again in response to Federal Reserve easing and improving conditions abroad.

For the stock market, 1998 demonstrated overall solid performance combined with major volatility. The Dow Jones Industrial Average(2) ended the year with a gain of 18.1%. The S&P 500 Index(3) was up an even stronger 28.6% for an unprecedented fourth year of increases exceeding 20%. However, the bull market suffered a severe interruption from mid-July until the end of August, and could well have been down for the year if not for the timely action of the Federal Reserve and other central banks. Market conditions for 1999 are likely to be mixed. Corporate profits are likely to suffer from slower growth and continuing margin pressures from abroad. Interest rates could well reach a trough during the year. Uncertainties about the millennium bug may worry investors. On the positive side, the long-term outlook for the U.S. economy remains extremely favorable, and prospects for the rest of the world are likely to improve.

VARIABLE ANNUITIES IN GENERAL

The United States variable annuity industry set another record sales year in 1998. Variable annuity sales of $88.1 billion were up 12% versus 1997 results. Variable annuity industry assets rose 22% to $778.4 billion in 1998.

Variable annuities are viewed as an effective financial vehicle to help Americans live comfortably during their retirement years. In addition to providing a choice of investment divisions from an array of cash, bond and equity sectors covering markets throughout the United States and abroad, variable annuities offer additional features and benefits including tax deferral, an income for life, a guaranteed fixed interest account, and a death benefit provision.

New York Life Insurance and Annuity Corporation (NYLIAC) recorded $1.5 billion in variable annuity premiums during 1998, representing a 28% increase from 1997 results. There are many factors attributing to NYLIAC's impressive variable annuity sales results including competitive product features (e.g., Interest Sweep and Dollar Cost Averaging), solid investment division performance, enhanced marketing materials to reflect new branding effort, and top-notch product training support.

We now have twenty-six investment divisions managed by several of today's most well-known fund groups including MacKay-Shields, Fidelity Investments, Dreyfus, Janus, T. Rowe Price and American Century.

INVESTMENT DIVISION PERFORMANCE

Positive returns were realized in sixteen of the eighteen investment divisions with at least one year of investment division track record during the period ending December 31, 1998 and assuming the policy was not surrendered. Please refer to the performance summary on the following page for details.(4) The following eleven investment divisions experienced double-digit returns for the period assuming the policy was not surrendered:

MainStay VP Capital Appreciation     Calvert Social Balanced
MainStay VP International Equity     Fidelity VIP II Contrafund(5)
MainStay VP Total Return             Fidelity VIP Equity-Income(5)
MainStay VP Growth Equity            Janus Aspen Series Balanced
MainStay VP Indexed Equity           Janus Aspen Series Worldwide Growth
Alger American Small Capitalization

Thank you for making us "The Company You Keep(R)".

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
Vice Chairman
New York Life Insurance Company,
parent of New York Life Insurance and Annuity Corporation

(1) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.
(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(3) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(4) Past performance is not indicative of future results.
(5) VIP and VIP II refer to Variable Insurance Products Fund and Variable Insurance Products Fund II.

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III
AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIODS ENDING DECEMBER 31, 1998

ASSUMING CONTRACT NOT SURRENDERED**
--------------------------------------------------------------------------------

                                          PORTFOLIO      INVESTMENT DIVISION                                SINCE PORTFOLIO
         INVESTMENT DIVISIONS           INCEPTION DATE     INCEPTION DATE       1 YR.    5 YRS.   10 YRS.      INCEPTION
MainStay VP Capital Appreciation           01/29/93           05/01/95          36.24%   19.65%      N/A         19.82%
MainStay VP Cash Management                01/29/93           05/01/95           3.75%    3.53%      N/A          3.17%
MainStay VP Convertible                    10/01/96           10/01/96           3.03%      N/A      N/A          8.99%
MainStay VP Government                     01/29/93           05/01/95           7.50%    5.45%      N/A          5.32%
MainStay VP High Yield Corporate Bond      05/01/95           05/01/95           1.24%      N/A      N/A          9.85%
MainStay VP International Equity           05/01/95           05/01/95          21.40%      N/A      N/A         11.58%
MainStay VP Total Return                   01/29/93           05/01/95          25.39%   14.04%      N/A         14.14%
MainStay VP Value                          05/01/95           05/01/95          -5.47%      N/A      N/A         13.18%
MainStay VP Bond                           01/23/84           05/01/95           7.62%    5.41%    7.44%          8.49%
MainStay VP Growth Equity                  01/23/84           05/01/95          24.86%   19.48%   16.27%         13.12%
MainStay VP Indexed Equity                 01/29/93           05/01/95          26.73%   21.86%      N/A         19.55%
Alger American Small Capitalization        09/20/88           10/01/96          13.95%   11.52%   18.18%         17.20%
Calvert Social Balanced                    09/02/86           10/01/96          14.68%   12.99%   11.31%         10.06%
Fidelity VIP II Contrafund                 01/03/95           10/01/96          28.20%      N/A      N/A         26.84%
Fidelity VIP Equity-Income                 10/09/86           10/01/96          10.10%   17.13%   14.02%         12.69%
Janus Aspen Series Balanced                09/13/93           10/01/96          32.44%   17.46%      N/A         17.83%
Janus Aspen Series Worldwide Growth        09/13/93           10/01/96          27.16%   19.64%      N/A         22.30%
MFS Growth With Income Series              10/09/95           05/01/98          20.64%      N/A      N/A         24.21%
MFS Research Series                        07/26/95           05/01/98          18.99%      N/A      N/A         20.01%
Morgan Stanley Emerging Markets Equity     10/01/96           10/01/96         -25.23%      N/A      N/A        -12.54%
T. Rowe Price Equity Income                03/31/94           05/01/98           6.82%      N/A      N/A         18.62%
Van Eck Worldwide Hard Assets              09/01/89           05/01/98         -31.88%   -4.60%      N/A          0.68%

                                         SINCE INVESTMENT
         INVESTMENT DIVISIONS           DIVISION INCEPTION
MainStay VP Capital Appreciation               25.57%
MainStay VP Cash Management                     3.73%
MainStay VP Convertible                         8.99%
MainStay VP Government                          5.95%
MainStay VP High Yield Corporate Bond           9.85%
MainStay VP International Equity               11.58%
MainStay VP Total Return                       17.84%
MainStay VP Value                              13.18%
MainStay VP Bond                                5.97%
MainStay VP Growth Equity                      23.73%
MainStay VP Indexed Equity                     25.73%
Alger American Small Capitalization             8.33%
Calvert Social Balanced                        15.39%
Fidelity VIP II Contrafund                     25.50%
Fidelity VIP Equity-Income                     18.04%
Janus Aspen Series Balanced                    24.30%
Janus Aspen Series Worldwide Growth            22.74%
MFS Growth With Income Series                   5.66%
MFS Research Series                             8.34%
Morgan Stanley Emerging Markets Equity        -12.54%
T. Rowe Price Equity Income                     1.28%
Van Eck Worldwide Hard Assets                 -19.82%

ASSUMING CONTRACT SURRENDERED***
--------------------------------------------------------------------------------

                                          PORTFOLIO      INVESTMENT DIVISION                                SINCE PORTFOLIO
         INVESTMENT DIVISIONS           INCEPTION DATE     INCEPTION DATE       1 YR.    5 YRS.   10 YRS.      INCEPTION
MainStay VP Capital Appreciation           01/29/93           05/01/95          29.24%   18.96%      N/A         19.33%
MainStay VP Cash Management                01/29/93           05/01/95          -2.79%    2.58%      N/A          2.53%
MainStay VP Convertible                    10/01/96           10/01/96          -3.46%      N/A      N/A          6.16%
MainStay VP Government                     01/29/93           05/01/95           0.73%    4.49%      N/A          4.67%
MainStay VP High Yield Corporate Bond      05/01/95           05/01/95          -5.14%      N/A      N/A          8.34%
MainStay VP International Equity           05/01/95           05/01/95          14.40%      N/A      N/A         10.13%
MainStay VP Total Return                   01/29/93           05/01/95          18.39%   13.20%      N/A         13.52%
MainStay VP Value                          05/01/95           05/01/95         -11.43%      N/A      N/A         11.79%
MainStay VP Bond                           01/23/84           05/01/95           0.84%    4.44%    7.44%          8.49%
MainStay VP Growth Equity                  01/23/84           05/01/95          17.86%   18.79%   16.27%         13.12%
MainStay VP Indexed Equity                 01/29/93           05/01/95          19.73%   21.22%      N/A         19.05%
Alger American Small Capitalization        09/20/88           10/01/96           6.95%   10.60%   18.18%         17.20%
Calvert Social Balanced                    09/02/86           10/01/96           7.68%   12.12%   11.31%         10.06%
Fidelity VIP II Contrafund                 01/03/95           10/01/96          21.20%      N/A      N/A         25.97%
Fidelity VIP Equity-Income                 10/09/86           10/01/96           3.16%   16.38%   14.02%         12.69%
Janus Aspen Series Balanced                09/13/93           10/01/96          25.44%   16.71%      N/A         17.17%
Janus Aspen Series Worldwide Growth        09/13/93           10/01/96          20.16%   18.95%      N/A         21.74%
MFS Growth With Income Series              10/09/95           05/01/98          13.64%      N/A      N/A         22.85%
MFS Research Series                        07/26/95           05/01/98          11.99%      N/A      N/A         18.69%
Morgan Stanley Emerging Markets Equity     10/01/96           10/01/96         -29.94%      N/A      N/A        -15.03%
T. Rowe Price Equity Income                03/31/94           05/01/98           0.09%      N/A      N/A         17.84%
Van Eck Worldwide Hard Assets              09/01/89           05/01/98         -36.17%   -5.48%      N/A          0.68%

                                         SINCE INVESTMENT
         INVESTMENT DIVISIONS           DIVISION INCEPTION
MainStay VP Capital Appreciation               24.52%
MainStay VP Cash Management                     2.17%
MainStay VP Convertible                         6.16%
MainStay VP Government                          4.36%
MainStay VP High Yield Corporate Bond           8.34%
MainStay VP International Equity               10.13%
MainStay VP Total Return                       16.59%
MainStay VP Value                              11.79%
MainStay VP Bond                                4.38%
MainStay VP Growth Equity                      22.64%
MainStay VP Indexed Equity                     24.68%
Alger American Small Capitalization             5.47%
Calvert Social Balanced                        14.07%
Fidelity VIP II Contrafund                     23.13%
Fidelity VIP Equity-Income                     15.48%
Janus Aspen Series Balanced                    21.90%
Janus Aspen Series Worldwide Growth            20.30%
MFS Growth With Income Series                  -0.99%
MFS Research Series                             1.52%
Morgan Stanley Emerging Markets Equity        -15.03%
T. Rowe Price Equity Income                    -5.10%
Van Eck Worldwide Hard Assets                 -24.87%

  * The values shown are unaudited.
 ** Assumes no deduction for the contingent deferred sales charge.
*** The maximum contingent deferred sales charge for each premium payment is 7%, declining to 0% by the seventh year after a premium payment has been in the policy.

    Withdrawals may be taxable transactions, and prior to age 59 1/2 may be subject to an IRS penalty.

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Due to current market volatility, current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that a contract, when surrendered may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested and include an annualized Separate Account Fee of 1.40%. A policy service fee, equal to the lesser of $30 or 2% of the accumulation value of the policy, is not included in these charges, but will be deducted each year on the policy anniversary if the accumulation value is less than $20,000.

Certain Portfolios existed prior to the date that they were added as an Investment Division of the Separate Account. For periods prior to May 1, 1995 when the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Government, MainStay VP Total Return, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity and Calvert Social Balanced Investment Divisions commenced operations, for periods prior to October 1, 1996 when the Alger American Small Capitalization, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Investment Divisions commenced operations, and for periods prior to May 1, 1998 when the MFS Growth With Income Series, MFS Research Series, T. Rowe Price Equity Income and Van Eck Worldwide Hard Assets Investment Divisions commenced operations, the performance of the Investment Divisions was derived from the performance of the corresponding Portfolios, modified to reflect Separate Account and Fund annual expenses as if the policy had been available during the periods shown.

There is no performance information for the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Investment Divisions because of their recent inception.

NYLIAC assumed a portion of the expenses of the MainStay VP Convertible and the MainStay VP International Equity Investment Divisions until 12/31/98, until 12/31/97 for the MainStay VP High Yield Corporate Bond and MainStay VP Value Investment Divisions, and until 12/31/96 for all other MainStay VP Investment Divisions. In addition, Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Series Balanced and the Janus Aspen Series Worldwide Growth Investment Divisions; and Morgan Stanley Dean Witter Investment Management Inc. has agreed to reduce the advisory fee and assume certain expenses of the Morgan Stanley Emerging Markets Equity Investment Division. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.

--------------------------------------------------------------------------------

MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

Given a scenario of floundering Asian economies, a Russian financial crisis which spread to Latin America, an American President undergoing impeachment, a third quarter stock market correction, another bombing of Iraq, and finally the collapse of one of the most respected hedge funds, one would expect investors to react negatively. Instead, financial markets exhibited for a fourth straight year unprecedented staying power and resiliency. The Dow Jones Industrial Average(1) increased 18.13%, the S&P 500(2) (including income) advanced 28.58% and the NASDAQ Composite(3) rose 39.63%.

However, what the numbers do not reveal is that only a handful of very large capitalization stocks pushed up the averages, while the majority of smaller issues trailed badly -- a continuation of the trends of the past three years. The S&P 500 outshone the Dow Industrials because it includes such companies as Microsoft, Dell Computer and Intel, the kind of companies that ruled the market. This is despite the fact that big-stock valuations are at or near record levels hit last July. In dramatic contrast, small capitalization stocks lost 2.55% as represented by the Russell 2000(4). Traditional deep value investing also suffered as these stocks sorely underperformed their large-cap growth peers, with the lowest price-to-earnings stocks actually showing a loss for the year.

In addition to the large-cap effect, another factor contributed to the market's rise during 1998. Internet-related companies, such as Amazon.com and eBay, saw their stock prices more than double as Internet mania took over the investment scene. The entire technology sector contributed heavily to the market's return as many investors thought any computer-related business would benefit from the increase in demand due to the Internet. Other highly performing industries included entertainment and drug retailers.

There were few good markets on the international front during 1998. Investments in Europe, where markets were anticipating monetary and economic unity, were for the most part positive. On the other hand, the Asian financial crisis which started with the Thai baht's devaluation in 1997, caused devaluation fears around the world among investors, culminating in Russia's financial fiasco and subsequently Latin America's. Complacent investors were suddenly and shockingly confronted with the high degrees of risk they were assuming across emerging markets. Volatility reached levels seldom experienced this century. The Dow Jones had ten swings of more than 5% during 1998 -- twice the usual amount. Two of those occasions were swings of greater than 15%.

Many investors embraced the perceived safety of U.S. Treasury bonds in 1998, with the 30-year U.S. Treasury bond up 17.1%, more in line with historical stock returns. For the bond market as a whole, many non-government bond sectors had high volatility at best, losses at worst. 1998 was the first year since 1990 that safer bonds had higher returns than riskier bonds. In fact, 1998 was the worst year for most risky bonds since 1990. Escalating concerns regarding struggling Asian economies and developing problems in Latin America over the summer caused a "flight to safety" to U.S. Treasuries.

Credited with bringing about stability and putting the stock market back on its positive trajectory is Federal Reserve Chairman Alan Greenspan who led the move to lower Federal Funds rates in September, October and November. Once convinced that the Federal Reserve Board would do anything to prevent a financial meltdown, many investors poured dollars back into the stock market, pushing valuations to record high levels. Inflows into stock mutual funds returned to positive territory after a negative August.

Even though the U.S. economy seems to be on sound footing with an accommodating Federal Reserve, risks to the financial markets include a continuing malaise in Southeast Asian and weak Latin American financial markets. Continuing deflationary trends, not an economic scenario since the 1930s, and corporate earnings disappointments could derail investor expectations of higher than historical returns that we have experienced for the past several years.

--------------------------------------------------------------------------------

Going forward, most economists see a slowly growing economy, continuing mild inflation and relatively low interest rates. General demographic trends and macroeconomic themes will continue to support equity investments into 1999. Technological advances should help productivity and utilization of resources. Stock market inflows should continue to be bolstered by U.S. baby boomers properly saving for their retirement needs.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) "NASDAQ Composite Index" is an unmanaged index and is considered generally representative of the U.S. small capitalization stock market.
(4) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted earnings growth values. The Index is unmanaged, does not reflect fees or expenses, and is not available for direct investment.

--------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

Market Overview

Global events dominated investment market news in 1998. Beginning with the Asian debt market crisis, followed by the Russian economic meltdown of the summer, global investment system signals started to flash "caution" to worldwide investors at an increasing pace. These messages were offset by strong positive signals from the U.S. economy, and to a lesser extent, from Europe.

Within the U.S., continued economic growth has been driven by strong corporate competitiveness and robust job growth despite these shocks. A major contributor to economic health has been the low level of inflation, producing quality earnings and a stable capital planning platform for corporations. U.S. companies have used their capital wisely, especially compared to some of the "capital-burning" practices of certain Asian economies. The emergence of the Euro as a common currency and prospects for improved economic integration have provided positive fundamentals for Europe.

As a consequence, 1998 turned in another strong year of investment performance for both stock and bond investors. Some bond investors were burned by the emerging market disarray as the market adopted a more restrictive credit risk stance. However, by and large most bondholders benefited by the decline in longer term Treasury rates of almost 1% as the Federal Reserve cut rates three times during the course of the year. Most stock investors fared even better as the S&P 500(1) returned 28.6%. Despite some deceleration of U.S. corporate profit growth, the stock market benefited from lower interest rates, record levels of merger and acquisition activity, and strong inflows from mutual funds and foreign investors.

Going forward, the fundamentals of low inflation, capital discipline, fiscal and monetary strength combined with a healthy job market should provide for steady growth. Offsetting these positive factors are the risk of further global economic weakness in Japan or emerging market countries, Y2K dislocations or unanticipated inflationary pressures. On balance, our outlook for 1999 remains positive.

We see value in the bond sector, especially in the corporate bond market where credit spreads have widened. We also have a positive outlook for the stock market, but we anticipate notable disparities in performance by sector, further accentuating a trend begun in 1998 where strong performance was concentrated in a limited number of stocks.

The Portfolios we manage performed very well relative to their objectives in 1998. Further discussions by our managers regarding Portfolio performance and market outlook for their respective sectors follow.

Jean E. Hoysradt
Senior Vice President
in Charge of the Investment Department
New York Life Insurance Company

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

1998 MARKET RECAP
- The U.S. stock market was highly volatile throughout 1998, but provided double-digit returns for the fourth year in a row.
- In general, companies benefited from low inflation throughout 1998 and declining interest rates in the second half of the year.
- Financial problems in Asia, Russia, and Latin America led investors to seek highly liquid, purely domestic stocks with steady growth and relatively predictable earnings.
- Technology and pharmaceutical stocks generally showed strong performance, while cyclical, energy, and commodity-related stocks tended to underperform.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay VP Capital Appreciation Portfolio returned 38.14%.
- The Portfolio benefited from seeking to remain fully invested throughout the year and from careful security selection among the leading large-capitalization companies in the technology and pharmaceutical sectors.
- Our decision to reduce the Portfolio's positions in problem sectors such as energy contributed positively to performance.
- The Portfolio outperformed the average Lipper Variable Products(1) capital appreciation portfolio, which returned 22.22% for the year.

MANAGEMENT DISCUSSION AND ANALYSIS
As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500 Index(2) closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20.00%.

With financial problems in Asia, Russia, and Latin America, declining oil prices, and weaknesses in other commodities, investors sought refuge in stocks they felt were least likely to be affected by these difficulties. The market focused on large-capitalization growth stocks that appeared to have steady and predictable earnings prospects. Purely domestic issues continued to do well, while oil and commodity-related stocks tended to show poor performance. The technology sector as a whole made strong advances and pharmaceutical companies generally performed well as new drug introductions and a stream of anticipated advances helped push stock prices higher.

Declining interest rates improved earnings prospects for many companies in the latter half of the year, and calm inflation also helped strengthen the stock market's advance. Despite international tensions and impeachment action against President Clinton, the stock market remained relatively strong at the end of the year.

HOW DID THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT?
Quite well. The MainStay VP Capital Appreciation Portfolio returned 38.14% for the year-ended 12/31/98, outperforming the average Lipper Variable Products capital appreciation portfolio, which returned 22.22% for the year.

HOW DID THE PORTFOLIO MANAGE TO DO SO WELL?
A number of factors contributed positively to the Portfolio's performance, but we believe the most important factor was sticking to our strict investment disciplines. We seek companies with strong growth prospects, considering factors such as steady growth in revenues, accelerating earnings, and increasing earnings per share. During the volatile market environment in 1998, we concentrated on large-capitalization companies, which were among the stocks investors favored when problems in foreign markets caused a flight to quality in both the stock and bond markets. We also reduced the Portfolio's positions in sectors we felt were weak, such as oil and energy. By concentrating on winners and largely avoiding losers, the Portfolio had an excellent year.

WHICH SECTORS CONTRIBUTED MOST STRONGLY TO PERFORMANCE?
We don't select sectors. Instead, we choose stocks for the Portfolio based on their individual merits after extensive quantitative analysis and fundamental research. As a result of the Portfolio's selection process, however, we found a number of technology stocks that we believed had strong growth potential and they contributed to the Portfolio's significant outperformance. Despite various setbacks throughout the year, the Portfolio remained overweighted in technology stocks through all four quarters.

Pharmaceutical stocks also had an excellent year, and the Portfolio had a number of holdings that did well. New drug introductions, direct-to-consumer advertising, and a long pipeline of FDA-approved drugs awaiting release helped advance the sector as a whole.

Consumer staples as a group showed relatively weak performance in 1998, but our stock selection process positioned the Portfolio in relatively defensive, purely domestic companies, such as supermarkets, which performed well at a time when the market seemed to prefer stable growth and relatively predictable earnings. As a group, supermarkets are benefiting from consolidation, which is helping improve margins and profits.

CAN YOU GIVE SOME EXAMPLES OF TECHNOLOGY STOCKS THAT DID WELL?
Certainly. Lucent Technologies was the Portfolio's best-performing stock in 1998 and also our largest holding. The company has done exceedingly well, with the value of the Portfolio's position more than tripling during the year.

In January, we purchased EMC, a stock we had owned and sold a few years ago. The company is a leader in corporate data storage systems, hardware, and software. We believed EMC had excellent potential, based on increasing dominance in the company's market sector and rapidly accelerating earnings. The Portfolio's position almost doubled in value during the year.

Compuware is a computer software company that was also among the Portfolio's best performing stocks, and it more than doubled in value during the year.

DID ALL OF THE PORTFOLIO'S TECHNOLOGY STOCKS DO THAT WELL?
No, the Portfolio also held issues that showed relatively poor performance. Computer Associates International is an example. The company's management team announced that it might have difficulty closing large contracts, which led to lower earnings estimates.

WHAT ABOUT PHARMACEUTICAL STOCKS?
Given the positive fundamentals in the pharmaceutical industry and the high unit volume growth in a low inflationary environment, pharmaceuticals were generally excellent performers. Although we increased the Portfolio's position in Pfizer, our timing could have been better. In the first half of the year, many investors were selling the stock to take profits after the release of Viagra. Since the Portfolio seeks long-term capital appreciation, however, we looked at the company's fundamentals and continued to hold the stock in the Portfolio, which had a modestly positive impact for the year. During the year, we also increased the Portfolio's position in Merck, a major drug company profiting from successful names such as Pepcid AC, Propecia, and many others.

Other positive performers among drug stocks included Eli Lilly, a stock the Portfolio has held for some time and Schering-Plough. Schering-Plough's Claritin product for allergy sufferers helped sales, earnings, and stock performance. Overall, pharmaceutical stocks accounted for a substantial portion of the Portfolio's positive total return.

DID THE PORTFOLIO REMAIN OVERWEIGHTED IN FINANCIAL STOCKS IN 1998?
No, over the course of the year, we decreased the Portfolio's weighting in financial stocks for a number of reasons. First, we believed that growth was slowing in the financial sector. Second, the huge mergers in the financial industry produced companies that were more difficult to analyze and evaluate.

The NationsBank merger with BankAmerica is a good example. The combination added to the company's financial risk because BankAmerica was invested in the D. E. Shaw hedge fund when the market had just suffered a major setback from a debacle at Long Term Capital. Since the stock no longer fit the Portfolio's growth criteria and risk profile, we sold out of the Portfolio's position, which had a slightly negative impact. Although our decision to sell helped reduce portfolio risk, the stock's subsequent performance suggested that the Portfolio would have been rewarded for a more patient outlook.

Travelers Group, which the Portfolio had owned for several years, merged with Citicorp to form Citigroup during the year, which reduced our overall confidence level in the company. In particular, we were not certain the company would be able to deliver the level of earnings the market expected. As a result, we cut back on our holdings in Citigroup in the summer, which was not the best time to sell, so the transaction had a negative impact on performance.

WHAT WERE SOME OF THE MAJOR PURCHASES THE PORTFOLIO MADE DURING THE YEAR?
In addition to the purchases we already mentioned, the Portfolio purchased Fred Meyer, a large supermarket chain. We liked the company's fundamentals and believed it might benefit from consolidation in the supermarket industry. The Portfolio bought the stock midyear at an average price around $40 and in September, the company announced that it would be acquired by Kroger, another of the Portfolio's investments. By the end of the year, Fred Meyer stock was trading around $60, for an increase of about 50% from the Portfolio's purchase price.

In the second quarter, the Portfolio purchased Colgate-Palmolive. The company has shown stable growth and was having success with its new Total toothpaste. Despite the company's international exposure, we believed it could handle any difficulties the market might generate. For the year, the stock was up 28%, which was in line with the S&P 500 Index.

As new money came in over the course of the year, we used much of it to add to the Portfolio's most successful positions, including Lucent Technologies, Cisco Systems, EMC, and others. So our buying strategy paralleled our investment strategy of sticking with the winners in the investment portfolio.

WERE ALL OF THE PORTFOLIO'S PURCHASES EQUALLY SUCCESSFUL?
No. We purchased HBO, a leading provider of health care software systems, during the third quarter of 1998. The company looked attractive given its size, market share, and growth rate. But shortly after we purchased the stock, they announced an acquisition that the market didn't like. Next, the company decided to merge with McKessen, a leading drug distributor. But miscommunication about the merger caused the stock to substantially underperform the market. Although the stock provided a positive return, it was substantially lower than other holdings, and on a relative basis, had negative impact on the Portfolio's performance.

YOU MENTIONED SOME FINANCIAL STOCK SALES. WHAT ELSE DID THE PORTFOLIO SELL DURING 1998?
Perhaps the Portfolio's most significant sales were in the energy sector. In light of declining oil prices and weakening prospects of oil services companies and exploration and drilling, we sold the Portfolio's positions in Diamond Offshore Drilling, Halliburton, and ENSCO International. Since the impact of energy service stocks was almost uniformly negative in 1998, we viewed the timing of the sales as good news, even though the Portfolio lost money on each of these transactions. The wisdom of reallocating the assets was further underscored as oil prices continued to decline.

The Portfolio also sold toy maker Mattel during the first half of the year. We saw deteriorating fundamentals, slowing growth, and weakening returns at the company. Toys "R" Us made major inventory reductions on Mattel items and Barbie's popularity appeared to be declining. As a result, we were pleased to sell the Portfolio's position at a gain over its original purchase price, although the Portfolio had a slightly negative return on the stock in 1998. Again, we view the sale as a positive for the Portfolio, because the company missed its earnings estimates each quarter and preannounced its fourth quarter decline, which had a severely negative impact. But since the Portfolio no longer owned the stock, we avoided most of the impact of these negative developments.

DID THE PORTFOLIO MAKE OTHER SIGNIFICANT SALES?
Yes. The Portfolio sold Tenet Healthcare and United Healthcare, both of which saw decelerating earnings growth rates. Tenet is a large hospital chain that missed its earnings projections. United Healthcare suffered from rising medical costs and an inability to smoothly integrate recent acquisitions. Although both companies declined after we sold the Portfolio's holdings, United Healthcare has since recovered a bit. Nevertheless, we believe the sales were positive for the Portfolio by allowing us to put the assets to better use elsewhere.

Adaptec is a technology company the Portfolio sold at a loss, after the Asian crisis and slower earnings undercut the fundamental reasons for owning the stock. The Portfolio sold the stock in the low twenties, and the price continued to decline even further throughout most of the year.

Hewlett-Packard was a long-standing position in the Portfolio that simply failed to live up to earnings expectations. The Portfolio sold the stock at a huge gain over the Portfolio's original cost, but at a slight loss for the year.

WHICH STOCKS WERE THE PORTFOLIO'S WORST PERFORMERS IN 1998?
By far the worst stock was Cendant, which was plagued by news of accounting irregularities at CUC International, prior to its merger with HFS in late 1997. The stock, which was a major holding, was down nearly 44% for the year. We continue to own the stock and believe the market has overpenalized a company that is generating $1.5 billion of free cash flow.

Other poor performers included HEALTHSOUTH, a nationwide rehabilitation and outpatient surgical provider, which surprised the market by missing earnings projections and preannouncing that problems would continue until 1999. Conseco is an insurance company that acquired Green Tree Financial, and suffered from negative perceptions of its top management. Despite these and other negative performers, the Portfolio was still able to outperform the market by a substantial margin.

WERE THERE OTHER ASPECTS OF THE PORTFOLIO'S MANAGEMENT THAT HELPED OR HURT PERFORMANCE?

Our focus during the year was primarily on the kinds of stocks the market wanted -- large capitalization issues with consistent growth records and relatively dependable and predictable earnings. While we couldn't predict the problems in Russia or Brazil, we have always believed that strong stocks are likely to get stronger on a relative basis when macroeconomic problems arise. While we also couldn't predict specific company shortfalls, we believe the Portfolio's diversification and stock selection process helped contribute to excellent performance in 1998.

WERE THERE SPECIFIC WAYS YOU SOUGHT TO MANAGE THE PORTFOLIO'S RISK DURING THE YEAR?

Leaving energy stocks was one step we took, with a positive overall impact on performance. We also avoided the heavy overweighting in technology that some funds pursued.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We continue to view the market as highly volatile and generally unpredictable. So instead of trying to time our investments or dodge and weave with the market, we will continue to select companies with strong growth characteristics, solid performance records, and reasons to perform well in the future. The Portfolio invests for the long-term and we believe the market is willing to pay a premium for companies that can show consistent growth potential over time.

Edmund Spelman
Rudolph Carryl
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                           ON 1/29/93 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(3)
                                 [Line Chart]

                                                   CAPITAL APPRECIATION             S&P 500              CONSUMER PRICE INDEX
                                                        PORTFOLIO
                                                -------------------------            -------              --------------------
 1/29/93                                                 10000.0                     10000.0                     10000.0
12/31/93                                                 12054.0                     11007.0                     10275.0
12/31/94                                                 11526.0                     11149.0                     10549.3
12/31/95                                                 15650.0                     15338.8                     10785.6
12/31/96                                                 18584.4                     18857.5                     11142.6
12/31/97                                                 22950.0                     25148.0                     11332.0
12/31/98                                                 31703.0                     32336.0                     11515.0

One Year:           38.14%
Since Inception:
(1/29/93)           21.50%
Five Years:         21.33%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

1998 MARKET RECAP
- In 1998, the money markets were influenced in various ways by modest inflation, low unemployment, falling commodity prices, and a budget surplus that reduced Treasury issuance.
- During the first half of 1998, the money market yield curve was flat and exhibited low volatility, while during the second half of the year, volatility increased dramatically.
- Financial difficulties in Asia, Russia, and Brazil resulted in a flight to quality that raised demand for high-quality, highly liquid securities.
- In the third quarter, problems at a major hedge fund disrupted market activity, making it difficult for any but the strongest issuers to raise money in the capital markets.
- The Federal Reserve Board cut short-term interest rates three times between September and November in order to restore stability to the markets.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay VP Cash Management Portfolio returned 5.18%.
- Throughout the first half of the year, the Portfolio maintained its investment days to maturity in a relatively stable range, lengthening days to maturity in midsummer, when Russian and Latin American difficulties began to affect the market.
- Concentration on top-tier securities helped the Portfolio outperform as spreads widened to near recession levels among second-tier names in the second half of the year.
- The Portfolio outperformed the average Lipper(1) Variable Products money market portfolio, which returned 5.10% for the year-ended 12/31/98.

MANAGEMENT DISCUSSION AND ANALYSIS
Overall, 1998 was a year of extremes in the bond and money markets, causing investors to reevaluate risk at several levels. The first half of the year saw the lowest level of volatility in 15 years, while the second half of the year reflected the highest volatility in 15 years.

A variety of forces fueled the progress of the income markets, including a budget surplus that reduced Treasury issuance and tightened supply, and a flight to quality in the third quarter of 1998 that dramatically increased demand for government bonds. Fueled by financial problems in Asia, Russia, and Latin America, and the near collapse of one of the world's largest hedge funds, investors rushed to purchase high-quality, highly liquid issues, which was generally positive for the money market.

Meanwhile, modest inflation, low unemployment, and a strong U.S. dollar provided a positive economic backdrop, but earnings disappointments at leading corporations caused wide swings in the stock market, eroding investor confidence in the third quarter of 1998. Yield spreads on second-tier money market instruments widened to near recession levels, while first-tier securities remained strong on a relative basis. The Federal Reserve moved to stabilize the situation by reducing interest rates three times in the third and fourth quarters.

HOW DID THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT?
The MainStay VP Cash Management Portfolio outperformed the average Lipper Variable Products money market portfolio, which returned 5.10% over the one-year period ending 12/31/98.

WHAT ACCOUNTED FOR THE PORTFOLIO'S ABOVE-AVERAGE PERFORMANCE?
Several factors contributed to the Portfolio's strong performance. In the first half of the year, a flat yield curve provided few opportunities to add value by changing days to maturity, so the Portfolio concentrated on securities with yield-enhancing characteristics, such as domestic and Yankee issues, corporate and asset-backed commercial paper, and floating-rate notes. Each of these helped the Portfolio outperform in the first half of the year.

As financial difficulties in Russia and a major hedge fund setback began to rock the markets, we lengthened the Portfolio's days to maturity, believing that the Federal Reserve Board would likely adopt an accommodative policy to help stabilize the situation. From September through November, the Federal Reserve Board moved to reduce short-term interest rates three times, which had a positive impact on the Portfolio's performance. When European central banks took similar action, the Portfolio's positioning was further enhanced.

DID THE PORTFOLIO OWN ANY SECURITIES IN TROUBLED MARKETS?
No. The Portfolio maintained its high-quality orientation throughout the year, avoiding emerging market debt and Latin American issues. Instead, it concentrated entirely on top-tier money market instruments, which means securities in the highest rating category. It did not own any split-rated issues or second-tier securities during 1998.

WHAT TYPES OF YANKEE SECURITIES DID THE PORTFOLIO OWN?
The Portfolio invested in Yankee instruments from Canada, Western European countries, and Australia. Most carried a long-term rating at or above AA.(2) The Portfolio invested in Yankee banks that are among the largest banks in the world and have strong franchises in their domestic markets.

DID ANY OF THE PORTFOLIO'S SECURITIES FACE PROBLEMS DURING THE YEAR?
No, they did not. This underscores the value of our decision to stick with the highest-quality securities. In the second half of the year, spreads on second-tier issues widened considerably, to near-recession levels. Since the Portfolio did not own any of these securities, it did not face the negative impact on performance that came with widening spreads.

WHERE DID THE PORTFOLIO INVEST ITS ASSETS?
Primarily in extremely liquid investments, such as commercial paper and bank certificates of deposit, and floating-rate notes. The Portfolio did not invest in more exotic securities such as callable CDs or other issues with imbedded option features. Instead, the Portfolio stuck with relatively plain conservative issues.

Regarding asset allocation, the Portfolio concentrated most heavily in commercial paper and CDs from banks and bank holding companies. The Portfolio also had a relatively strong weighting in top-tier asset-backed securities, including asset-backed commercial paper, agency conventional mortgage loans, trade receivables, and corporate loans. Since these securities offer higher yields than ordinary commercial paper, they contributed positively to performance without compromising quality. In selecting asset-backed securities for the Portfolio, we look for high credit quality, strong cash flows backed by collateral, and a highly rated credit enhancement.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We expect the Federal Reserve Board to remain on hold for the early part of 1999, but believe they may have a bias toward easing interest rates later in the year. We will manage the Portfolio's investment days to maturity accordingly. While we remain optimistic, recent developments illustrate that risk is a major investor concern and dislocations can easily occur in the money market as a result of international developments or problems with corporate earnings. Whatever happens, the Portfolio will continue to seek high-quality securities that may provide a high level of current income consistent with preservation of capital and liquidity.

Ed Munshower
Claude Athaide
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Though an investment in a money market portfolio is generally considered to be protected from market risk, this investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in this Portfolio.

MAINSTAY VP CONVERTIBLE PORTFOLIO

1998 MARKET RECAP
- The U.S. stock market was highly volatile throughout 1998, but provided double-digit returns for the fourth consecutive year, with advances in large-capitalization issues masking corrections among small-cap and mid-cap stocks.
- In general, companies benefited from low inflation throughout 1998 and declining interest rates in the second half of the year.
- Financial problems in Asia, Russia, and Latin America caused severe setbacks in the convertible market from July through October, particularly for lower-rated issues as a general flight to high-quality bonds caused prices to drop in the high-yield market.
- The convertible market saw tight yield spreads and throughout the year, many new issues carried low coupons and high premiums.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay VP Convertible Portfolio returned 4.49%.
- The Portfolio continued its risk-averse approach to convertible investing, which provided lower volatility than the market as a whole, but detracted from performance during the market recovery during the fourth quarter of 1998.
- In the July to October period, the Portfolio sought opportunities among securities whose prices were severely reduced.
- The Portfolio underperformed the average Lipper(1) Variable Products specialty/miscellaneous portfolio, which returned 28.41% for the year.

MANAGEMENT DISCUSSION AND ANALYSIS
As years go, 1998 was one of the most volatile in recent memory. Despite the market's ups and downs, however, the S&P 500 Index(2) closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20.00%. Advances in large-cap growth stocks, however, tended to mask corrections among various sectors of the small- and mid-cap markets.

In the third quarter of 1998, financial problems in Asia, Russia, and Latin America, declining commodity prices, and problems at a leading hedge fund, generally caused a flight to quality. As many investors rushed to purchase the largest and most liquid stocks and bonds, the convertible and high-yield bond markets experienced severe setbacks, with liquidity all but evaporating for many lower-rated issuers.

Beginning in late September, the Federal Reserve Board began to ease interest rates in a series of moves that ultimately had a positive effect on both the stock and bond markets. There was a rapid stock market recovery in the fourth quarter, which left many defensively positioned investors at a relative disadvantage. For the year, convertible securities provided only modest returns -- well below those provided by large-capitalization stocks and long-term Treasury bonds.

HOW DID THE MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM IN THIS MARKET
ENVIRONMENT?
The MainStay VP Convertible Portfolio returned 4.49% for the year-ended 12/31/98, underperforming the average Lipper Variable Products specialty/miscellaneous portfolio, which returned 28.41% for the same period.

WHY DID THE PORTFOLIO UNDERPERFORM ITS PEERS?
A number of factors contributed to the Portfolio's underperformance, but the most important was the decision to have the Portfolio remain defensively positioned in a highly volatile market. Although the Portfolio seeks to participate in the upside potential of the securities it selects, it also typically seeks a measure of downside protection. When we believe that securities are overpriced or likely to have the full downside potential of equities, we tend to avoid them. While that strategy placed the Portfolio in the top quartile for much of the year, particularly during highly volatile periods, it resulted in underperformance when the stock market rallied in early July and at the end of the year.

In 1998, the markets seemed to favor securities that didn't fit our style of managing risk and reward. We saw a number of new issues that carried low coupons and high premiums, with little room to provide protection in the event of a market decline. We also saw preferred stock issues that we believed would behave less like convertibles and more like common stock with a slightly higher dividend. We used these securities sparingly, since they carried most of the downside risk of the underlying stock, with only slightly better protection.

During the year, we also saw a tremendous interest in Internet stocks that traded at levels we felt were unrealistic. In short, our willingness to sacrifice upside potential to protect investors on the downside was the primary reason the Portfolio underperformed its peers in the volatile markets of 1998.

WHAT WERE SOME OF THE POSITIVE FACTORS THAT INFLUENCED THE PORTFOLIO'S PERFORMANCE?
Generally speaking, the Portfolio maintained an investment portfolio of higher quality which was also part of our risk management strategy and worked well for investors in difficult periods.

DID YOU MAINTAIN THE CREDIT QUALITY OF THE PORTFOLIO'S INVESTMENTS THROUGHOUT THE YEAR?
During October, liquidity problems in the high-yield market presented purchasing opportunities among lower-rated securities. With high-yield bond prices generally dropping precipitously, the Portfolio was able to purchase some lower-rated bonds at what we felt were bargain prices. That lowered the overall quality of the Portfolio's investments, but enhanced the Portfolio's return potential in ways that met our investment criteria. In general, the purchases we made for the Portfolio during this period had a positive impact on performance as the markets calmed in the fourth quarter.

For example, the Portfolio purchased the convertible securities of Amkor Technologies, a semiconductor packaging company, when their securities were trading in the high 40s. By the end of the year, they were trading in the low 90s. Another purchase the Portfolio made was the convertible securities of PhyCor, a company that manages physicians and their practices. Unfortunately, the clinics PhyCor organized performed below expectations and the performance of the convertibles was weak after the Portfolio purchased them. Nevertheless, we believe the company has good potential and may show stronger performance in 1999.

WHAT OTHER SIGNIFICANT ACTIONS DID YOU TAKE DURING THE REPORTING PERIOD? Perhaps the most important decision was to stick to our disciplines, and not take on risks that we felt were inappropriate for the Portfolio. The Portfolio continued to hold or add to issues that we believed had strong upside potential and sufficient downside protection.

WERE THERE OTHER SIGNIFICANT PURCHASES IN THE PORTFOLIO?
We purchased the preferred stock of Newell Financial Trust in the first quarter of the year. In the wake of the market downturn that resulted in part from the Asian crisis, we felt the securities were attractively priced and represented good value. The company acquires major brands -- from ballpoint pens to Rolodexes and household products -- and attempts to streamline their manufacturing and distribution process. This "integration" process has been highly successful and has helped the company's securities provide solid performance for the Portfolio.

WHAT SECURITIES WERE SIGNIFICANT SALES FOR THE PORTFOLIO?
One convertible security we purchased for the Portfolio during 1998 was a bond issued by Loews that was exchangeable into the common stock of Diamond Offshore Drilling, an oil services company with exposure to deep-water drilling. Although the Asian crisis and low oil prices generally had a negative impact on oil services stocks in 1998, the bonds showed strong performance for a variety of reasons.

First, Loews is an investment-grade issuer, which helped provide the downside protection we look for in convertibles. Second, we purchased the bonds when Diamond Offshore Drilling was down in price, which also lowered the price of the bonds and gave the Portfolio more upside potential. Third, since oil companies have largely tapped shallow reserves, whenever oil showed signs of recovery, deep-water names tended to lead the rally. During October, we were able to take advantage of Diamond Offshore Drilling common stock price gains and sell the bonds at a substantial profit, which had a positive impact on the Portfolio's performance.

WERE THERE OTHER SIGNIFICANT SALES DURING THE YEAR?
The Portfolio sold a number of securities during what we refer to as the "stealth bear market" during the year. While the S&P 500 was climbing, several smaller-capitalization stocks were experiencing corrections, and our careful research helped the Portfolio get out of issues that faced potential problems before they had a major impact on performance.

One example would be the Portfolio's holdings of Premier Technologies convertible bonds, a company that was making strategic acquisitions in the communications industry. Although they had rapid earnings growth, our analysis showed that their cash flow was lagging their growth rate. Sensing potential difficulties, we sold the Portfolio's Premier Technologies convertibles in the second quarter of 1998. Shortly thereafter, the company missed a quarterly earnings estimate and their stock and bond prices plummeted.

BEA Systems is a company that produces "middleware," or software used to integrate the complex systems, software platforms, and applications used by large enterprises.

WHAT WERE THE PORTFOLIO'S BEST-PERFORMING SECURITIES IN 1998?
We've already discussed most of them. In order of their contribution to the Portfolio's performance, the top performers were Unisys, Time Warner, Newell Financial Trust, and Loews/Diamond Offshore Drilling.

WHICH OF THE PORTFOLIO'S SECURITIES WERE WEAK PERFORMERS DURING THE YEAR?
The health care industry has wide representation in the convertible market and has been hurt by a number of factors, including escalating costs and changes in government policy. Integrated Health Services, a contract therapy provider, faced difficulties in the health care industry and its securities also detracted from the performance of the Portfolio.

WHAT WERE THE BEST DECISIONS YOU MADE FOR THE PORTFOLIO IN 1998?
If you look at the Portfolio's top performers and significant sales, you'll see the advantages of our bottom-up investment disciplines and ongoing research. We select securities one at a time, after careful analysis of their individual merits from a quantitative and fundamental perspective. The convertible market requires an analysis of both the stock and the convertible security to understand how their shifting relationship is likely to impact performance. We believe our vigilance helped us identify strong securities and spot potential weaknesses -- both of which benefited the Portfolio in 1998.

Although we lagged the market when it rose at year-end, we still believe our risk-averse approach to investing was beneficial for investors, particularly as the markets become increasingly volatile. While securities that performed like equities helped many portfolios in the latter part of the year, we were pleased to have fewer of those securities in the Portfolio and thus maintain a lower risk profile.

DOES THE PORTFOLIO CURRENTLY HAVE ANY SIGNIFICANTLY OVERWEIGHTED OR UNDERWEIGHTED POSITIONS?
The Portfolio is currently overweighted in the real estate investment trust, or REIT, sector. The securities the Portfolio owns have underperformed in a strong market, but we believe they have attractive risk/reward profiles and will continue to provide steady returns. The Portfolio sold some of its oil exploration and oil services holdings in the first half of the year, but remains overweighted in the energy sector. We believe that eventually the price of oil will rise and the Portfolio's energy holdings will provide attractive appreciation potential.

Currently, the Portfolio is underweighted in media, where rising stock prices have caused convertible securities to have more of the downside of equities than we prefer to see. While the Portfolio may have missed some opportunity in this sector, we prefer to balance upside potential with a measure of downside protection.

WHAT MAJOR RISKS WILL THE MARKETS FACE GOING FORWARD?
The period from July through October showed exactly the kinds of risks convertible investors may face. During that period, we generally saw widening spreads, low liquidity, and sinking prices. While that's a devastating combination for any bond investor, convertible investors may face extra vulnerability because the fate of the securities they own may be tied to the performance of stocks that are experiencing greater volatility themselves. That's why we believe our concentration on risk management has been positive for the Portfolio, even if it meant lagging other portfolios in up markets.

WHAT'S YOUR OUTLOOK FOR THE FUTURE?
We believe the low prices the convertible security market saw in October may have a positive impact on future performance. But we continue to view volatility as a major concern and believe that careful security selection will be the key to solid performance in the year ahead. Whatever the markets bring, we will continue to focus on both risk and reward as the Portfolio seeks capital appreciation together with current income.

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                      MAINSTAY VP CONVERTIBLE PORTFOLIO ON
                              10/1/96 VS S&P 500,
                FIRST BOSTON CONVERTIBLE SECURITIES INDEX(3) AND
                          THE CONSUMER PRICE INDEX(4)
                                 [Line Chart]

                                          CONVERTIBLE              S&P 500                CONSUMER             FIRST BOSTON
                                           PORTFOLIO                                     PRICE INDEX       CONVERTIBLE SECURITIES
                                          -----------              -------               -----------               INDEX
                                                                                                           ----------------------
10/1/96                                     10000.00               10000.00               10000.00                10000.00
1996                                        10389.00               10833.00               10082.00                10243.00
1997                                        11992.00               14447.00               10222.00                11948.00
1998                                        12530.00               18576.00               10386.00                13340.00

One Year:            4.49%
Since Inception:
(10/1/96)           10.53%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(3) The First Boston Convertible Securities Index generally includes 250-300 issues -- convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size greater than $100 million.

(4) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Certain of the Portfolio's investments have speculative characteristics.

MAINSTAY VP GOVERNMENT PORTFOLIO

1998 MARKET RECAP
- During the first half of 1998, domestic bond markets experienced the lowest volatility in 15 years, but in the second half of the year, volatility was at a 15-year high.
- Throughout 1998, the bond markets were influenced by a worldwide financial crisis, a budget surplus that reduced Treasury issuance, modest inflation, low unemployment, and falling commodity prices.
- In the last four months of the year, the Federal Reserve Board moved to reduce interest rates three times.
- In the second half of 1998, difficulties in Asia, Russia, and Brazil, along with the near failure of a leading hedge fund, resulted in a flight to quality that raised prices of high-quality, highly liquid securities, and reduced the yield on 30-year Treasury bonds to record lows.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay VP Government Portfolio returned 9.00%.
- The Portfolio benefited from a duration strategy that was long to neutral throughout the year.
- The Portfolio's overweighted position in 30-year Treasuries helped the Portfolio benefit as the yield curve flattened in the second quarter and again in the second half of 1998.
- Shifting the Portfolio's weighting in mortgage-backed bonds enhanced returns by avoiding prepayment risk in the first and third quarters and taking advantage of increasing investor demand for mortgage-backed bonds late in the year.
- The Portfolio outperformed the average Lipper(1) Variable Products general U.S. government portfolio, which returned 8.07% for the year ended 12/31/98.

MANAGEMENT DISCUSSION AND ANALYSIS
Overall, 1998 was a year of extremes in the bond market, causing investors to reevaluate risk at several levels. The first half of 1998 saw the lowest level of volatility in 15 years, while the second half of the year reflected the highest volatility in 15 years.

A variety of forces fueled the progress of the bond markets, including a budget surplus that reduced Treasury issuance and tightened supply, and a flight to quality in the third quarter of 1998 that dramatically increased demand for government bonds. Fueled by financial problems in Asia, Russia, and Latin America, and the near collapse of one of the world's largest hedge funds, the rush to high-quality, highly liquid issues drove government bond prices higher and reduced 30-year Treasury yields to record lows.

Meanwhile, modest inflation, low unemployment, and a strong U.S. dollar provided a positive economic backdrop, but a worldwide financial crisis, along with earnings disappointments at leading corporations caused wide swings in the stock market, eroding investor confidence in the third quarter of 1998. In response, the Federal Reserve Board moved to reduce interest rates three times in the third and fourth quarters, helping to calm the markets, and bring liquidity back to the marketplace.

Mortgage-backed securities had variable performance amid shifting interest rates and prepayment concerns, but recovered strongly at the end of the fourth quarter. Asset-backed securities generally showed positive performance, particularly among highly rated, short-term issues, where the likelihood of prepayment was low.

By year end, market prices reflected most of the variables that had a major effect in 1998, including inflation expectations, Asian and emerging market concerns, and anticipated action by the Federal Reserve Board.

HOW DID THE MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT? The MainStay VP Government Portfolio returned 9.00% for the year ended 12/31/98, outperforming the average Lipper Variable Products general U.S. government portfolio which returned 8.07% for the same period.

WHAT STRATEGIES DID THE PORTFOLIO USE TO ACHIEVE THIS PERFORMANCE?
We believe that duration was an important factor in determining the Portfolio's performance. The Portfolio's strategy throughout the year was to remain long to neutral. In the first half of the year, the Portfolio remained long as rates headed lower and reduced duration as rates rallied, which had a positive impact on performance. In the second half of the year, the Portfolio's performance moved with the ebb and flow of the market, but its duration shortened in the fourth quarter, which had a marginally negative impact on performance late in the quarter. Overall, however, the Portfolio's duration strategy resulted in positive performance.

The Portfolio's yield-curve strategy was also a positive contributor to performance. The Portfolio remained overweighted in 30-year Treasuries, which helped the Portfolio throughout the year, but particularly in the second and fourth quarters, when yield spreads between the 2-year and 30-year Treasury narrowed, flattening the yield curve.

WHAT IS THE OVERALL QUALITY OF THE SECURITIES IN THE PORTFOLIO'S INVESTMENT PORTFOLIO?
The overall credit quality of the securities held by the Portfolio's investment portfolio is Agency(2) which is better than AAA(3). The Portfolio's emphasis on high quality proved beneficial when investors rushed to government bonds seeking a haven of relative security when the stock market dropped nearly 20% in August. The uncertainty surrounding emerging markets and hedge funds helped fuel the interest in high-grade bonds, and the Portfolio was well positioned to take advantage of investor preferences during this period.

HOW DID THE PORTFOLIO'S MORTGAGE-BACKED SECURITIES PERFORM?
Anticipating prepayments, the Portfolio entered the year underweighted in high-coupon mortgage-backed securities, which was positive for performance. In the second quarter, the Portfolio added bonds we believed would not be interest-rate sensitive and managed to take some profits as the market rallied. Unfortunately, a second wave of prepayments hurt the Portfolio's holdings and an overweighted position detracted from performance in the second quarter.

In the third quarter, we reduced the Portfolio to an underweighted position in mortgage-related bonds, which proved beneficial as interest rates fell and prepayments continued. During the fourth quarter, the Portfolio had an opportunity to purchase mortgage-backed bonds at distressed prices from hedge funds that were forced to liquidate their holdings. This contributed positively to performance as the Federal Reserve moved to lower interest rates, which helped restore investor confidence, bring order to the markets, and increase demand for mortgage-backed securities.

WERE THERE OTHER STRATEGIES THAT CONTRIBUTED POSITIVELY TO PERFORMANCE?
In the first half of the year, interest rates remained in a relatively narrow range, so we used a variety of technical indicators to guide the Portfolio between newer and older issues, which provided incremental gains.

Finding few opportunities elsewhere, the Portfolio was heavily weighted in Treasury securities, which had a positive impact on performance throughout the year, but particularly in the second half of 1998, when a drop in the stock market, concerns over Asia, Russia, and Brazil, and problems with major hedge funds caused investors to seek a "safe haven" in Treasury securities. The gains during this period were exaggerated by the budget surplus, which decreased Treasury issuance and limited supply at a time when demand for highly liquid top-quality securities was extremely high.

WHAT OTHER INVESTMENTS DID THE PORTFOLIO HAVE?
The Portfolio also had relatively small allocations in agency securities, asset-backed securities, unleveraged CMOs, and variable floating-rate notes. All of these positions contributed positively to performance over the course of the year. Among asset-backed securities, the Portfolio's concentration on high-quality, shorter-term issues provided a measure of prepayment protection, which was a positive factor. The Portfolio's asset-backed securities increased its yield and provided AAA quality.

DID THE PORTFOLIO MAKE ANY MATERIAL SHIFTS IN ITS SECTOR ALLOCATIONS DURING THE YEAR?
Over the course of the year, the largest shift was a decrease in Treasury holdings and an increase in mortgage-backed securities. That change accelerated in the fourth quarter, when hedge fund liquidations made it possible to purchase mortgage-backed securities at what we believed to be very attractive prices. The Portfolio took profits in Treasuries to purchase these securities, and both the purchases and sales had a positive impact on performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We believe that unless a major market shift occurs, the Federal Reserve is likely to remain on hold for a while, though it may move to ease interest rates further as the year unfolds. We continue to believe that diversification will be important for an investor's overall allocation as was exhibited by the inverse relationship between stocks and bonds in the second half of 1998. Within the fixed-income market we believe value can be added along the yield curve as reduced Treasury issuance and ongoing volatility continue to create opportunities. We also anticipate reduced supply and higher demand for mortgage-backed securities and believe the Portfolio is well positioned to take advantage of any move in that direction. Whatever happens, the Portfolio will continue to emphasize high-quality investments as we seek a high level of current income, consistent with safety of principal.

Ravi Akhoury
Edward Munshower
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GOVERNMENT PORTFOLIO ON
                     1/29/93 VS LEHMAN BROTHERS GOVERNMENT
                    INDEX(4) AND THE CONSUMER PRICE INDEX(5)
                                 [Line Chart]

                                                                                 LEHMAN BROTHERS
                                                  GOVERNMENT PORTFOLIO          GOVERNMENT INDEX          CONSUMER PRICE INDEX
                                                  --------------------          ----------------          --------------------
1/29/93                                                  10000.0                     10000.0                     10000.0
 1993                                                    10563.0                     10914.0                     10275.0
 1994                                                    10368.6                     10546.2                     10549.3
 1995                                                    12102.3                     12480.4                     10785.6
 1996                                                    12378.2                     12826.1                     11142.6
 1997                                                    13552.0                     14056.0                     11332.0
 1998                                                    14771.0                     15441.0                     11515.0

One Year:           9.00%
Since Inception:
(1/29/93)           6.81%
Five Years:         6.94%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(2) Agency rating is above AAA. Currently, debt rated AAA has the highest rating assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the stability or safety of the Portfolio.

(3) Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong.

(4) The Lehman Brothers Government Index is an unmanaged index comprised of U.S. Government and Agency issues as well as investment grade fixed rate debt securities. Results assume the reinvestment of all income and capital gains distributions.

(5) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

1998 MARKET RECAP
- The development of the high-yield bond market in Europe added new diversification opportunities for high-yield investors.
- The potential for deflation became a global theme that made it increasingly difficult for many high-yield issuers to meet earnings expectations.
- Successive financial problems in Asia, Russia, and Latin America resulted in a flight to quality that greatly increased the premium investors required to assume additional risk.
- As liquidity all but evaporated in the third quarter of 1998, lower-rated bonds traded at more attractive levels.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay VP High Yield Corporate Bond Portfolio returned 2.66%.
- The Portfolio began the year defensively positioned and underweighted in economically sensitive sectors.
- In midyear, the Portfolio found opportunities among lower-rated issues as reduced liquidity lowered prices, but by year end, higher-rated issues offered more appealing default-adjusted spreads.
- The Portfolio benefited from several bonds that were tendered away and from careful selection of securities with strong asset coverage.
- The Portfolio outperformed the average Lipper(1) Variable Products high current yield portfolio, which returned 0.10% for the year-ended 12/31/98.

MANAGEMENT DISCUSSION AND ANALYSIS
As years go, 1998 was one of the most volatile in recent memory. Both the stock and bond markets were affected by a number of forces that impacted high-yield securities. While the stock market was dominated by large-cap growth stocks that soared to new highs, many smaller companies that make up the high-yield bond market suffered corrections.

A major theme that pervaded the markets in 1998 was the potential for global deflation. With low inflation, prices remained relatively stable and in some cases had to be reduced to promote sales. As a result, many corporations found it increasingly difficult to meet earnings expectations. Since corporate earnings are a primary factor influencing the high-yield market, any earnings disappointments were met with quick, negative responses from investors, underscoring the importance of careful research and credit analysis.

In the third quarter of 1998, financial problems in Asia, Russia, and Latin America, declining commodity prices, and problems at a leading hedge fund, caused a general flight to quality. Investors' appetite for risk would end liquidity if the noninvestment grade market evaporated. As investors rushed to purchase the largest and most liquid stocks and bonds, the high-yield bond market experienced severe dislocations, with liquidity all but evaporating for many lower-rated issuers. The resulting decrease in prices provided attractive opportunities among lower-rated bonds. In the fourth quarter, the high-yield market experienced a substantial recovery as the Federal Reserve Board made successive moves to lower interest rates, which improved investor confidence.

During the year, a high-yield bond market emerged in developed European economies, expanding the diversification opportunities for high-yield investors.

HOW DID THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT?
The MainStay VP High Yield Corporate Bond Portfolio returned 2.66% for the year ended 12/31/98, outperforming the average Lipper Variable Products high current yield portfolio, which returned 0.10% for the same period.

WHY DID THE PORTFOLIO OUTPERFORM ITS PEERS?
A variety of positive developments contributed to the Portfolio's outperformance. At the beginning of 1998, we had positioned the Portfolio defensively, in light of the difficulties in Asia, which had taken a severe toll on securities with foreign exposure in late 1997.

Throughout the year, telecommunications, which makes up a large portion of the high-yield market, simply did not fit our investment disciplines. We believed that many telecommunications issues were overpriced for the amount of risk they involved. Our decision to underweight telecommunications in the Portfolio proved beneficial, as the sector tended to underperform.

Of course, more important than where the Portfolio didn't invest was where it did. Using our careful bottom-up security selection process, we individually selected securities that we believed would overcompensate the Portfolio for the risks it would have to assume. Using this process, we were drawn throughout 1998 to recession-resistant industries, such as media, health care, utilities, and office properties, which had a positive impact on performance.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING 1998?
One was United International Holdings, an international cable company, which we purchased for the Portfolio in the third quarter. The Portfolio already owned United International Holdings bonds and had done a considerable amount of research on the company. The company tendered for the bonds we owned, but we felt the new issue was overpriced when it originally came to market. During the market setback in the third-quarter, however, the price of the new bonds dropped to about seventy-five cents on the dollar, which we thought was attractive. Accordingly, we made a substantial purchase, and the bonds were among the Portfolio's top-performing securities in 1998.

Although the Portfolio did not emphasize telecommunications during the year, another top-performing name was Centennial Cellular. During 1998, the company was acquired and the bonds were tendered away, with a positive impact on performance.

In the fourth quarter, the Portfolio also purchased Centaur Funding, a preferred equity obligation of Airtouch Communications, a cellular phone company. The bonds, which were rated BBB(2) reflected the superior value of higher-rated bonds as the high-yield market recovered. They were trading at about a 50 basis point advantage to bonds rated BB(3). From the day we purchased the bonds for the Portfolio, they have been positive performers. As rumors began to circulate that Airtouch Communications might be acquired by Bell Atlantic, they contributed positively to performance.

Another bond the Portfolio purchased in the second half of the year was issued by Highwoods Realty, a diversified commercial property REIT. The bonds were relatively high quality and the Portfolio was able to purchase them at what we believe was a very attractive price -- well below where the bonds were trading earlier in the year. Although they haven't yet had any noticeable impact on performance, we believe they will perform well in 1999.

WERE THERE OTHER SIGNIFICANT PURCHASES IN THE PORTFOLIO?
We also purchased Medaphis bonds for the Portfolio. Medaphis provides billing services to doctors and develops software for patient scheduling and hospital applications. Unfortunately, just after we purchased the bonds for the Portfolio, the company missed its third-quarter earnings projections, which took a toll on performance.

We took another careful look at the company to determine if it still fit our process, and we believed there was very good asset value at Medaphis. The company told us they planned an asset sale, and we added to the Portfolio's position at much lower prices. They did make the sale, so by year-end, they were flush with cash, had great liquidity, and their operating momentum appeared to be improving. Although the bonds had a negative impact on the Portfolio's performance in 1998, we believe they will do well going forward.

WHAT WERE SOME OF THE PORTFOLIO'S MORE SIGNIFICANT SALES?
Significant sales included Viacom, Loewen Group, and Vencor. The Portfolio's Viacom holdings reached the Portfolio's price target as yield spreads tightened in the first half of the year, so we sold the Portfolio's position at a profit.

Loewen Group is the world's second largest publicly held funeral service and cemetery corporation in terms of revenues and assets. Through our research process, we identified potential problems at the company and spoke to management several times about them. The more we spoke with the company, the less secure we became about their understanding of the underlying economies of their business. Perceiving a risk that they would continue to miss earnings projections, we sold the Portfolio's position. Although the sale price was lower than the original purchase, subsequent performance proved that it was a positive decision for the Portfolio.

We also purchased a new issue of Vencor, a nursing home operator, but decided that a change in Medicare payment systems was likely to negatively impact the company's business. As a result, we sold the position in July, which, like Loewen Group, was positive for the Portfolio, since the Portfolio was able to reinvest the assets in more productive securities.

WHICH OF THE PORTFOLIO'S SECURITIES PROVIDED THE BEST PERFORMANCE IN 1998?
CD Radio is a company that plans to do for radio what satellite TV did for television. We bought their bonds for the Portfolio in late 1997, but during 1998 two large investors, the Bass Family and Apollo Group, infused equity into the company, lending credibility to their business plan. That strengthened the performance of the bonds, which were the best-performing assets in the Portfolio for the year.

WERE THERE OTHER STRONG PERFORMERS IN THE PORTFOLIO?
Yes. The Portfolio had excellent success with Hutchison Whampoa, another Hong Kong conglomerate with diversified holdings in property development and investment, ports and related services, retailing and manufacturing, telecommunications and media, and infrastructure and energy. The company has excellent asset coverage, high-quality bonds, and performed well for the Portfolio.

Quest Diagnostics is a health care company whose bonds showed strong performance in 1998, as the company continued to generate strong free cash flow, improving credit statistics.

WHICH OF THE PORTFOLIO'S SECURITIES WERE POOR PERFORMERS IN 1998?
Northern Offshore is an oil services company whose bonds the Portfolio purchased. Within just a few months of the purchase, declining oil prices caused the company to not put a couple of their new rigs into service, which had a negative impact on bond performance. We have cut back on the Portfolio's position, but lost money on the sales.

Another loser was Entex Information Services, a company that distributes computers and software and provides technology consulting to corporate clients. Unfortunately, the company missed its earnings projections within two quarters of issuing its bonds, which had a negative impact on the Portfolio's performance. We believe the value of the consulting business alone would cover the Portfolio's bond investments, and management has assured us that their operating momentum is now moving in a more positive direction, so the Portfolio continues to hold their securities.

We already mentioned Medaphis, which also detracted from the Portfolio's performance in 1998.

WERE THERE ANY MAJOR SURPRISES DURING THE YEAR?
Perhaps the biggest surprise was how quickly the market reacted to potential problems. Investors used to have a buffer period to discover negatives before bond prices declined. But now, the market is becoming much more efficient at pricing negative news. We purchased Extendicare Health Services bonds for the Portfolio in late 1997, and early in 1998, we found that our research didn't resemble what the company had told us to expect. Fortunately, the Portfolio was able to sell those bonds at a profit. However, these windows of opportunity are becoming shorter as demonstrated by Medaphis, whose bonds dropped sharply immediately following their earnings warning.

IN WHICH SECTORS WAS THE PORTFOLIO UNDERWEIGHTED AND OVERWEIGHTED IN 1998?
The Portfolio was overweighted in health care, including Medaphis, Columbia/HCA Healthcare, Magellan Health Services, Quest Diagnostics, and ICN
Pharmaceuticals. Electric utilities were also overweighted in the Portfolio, with positive results from several of its holdings.

During the year, the Portfolio also overweighted office property REITs, including Highwoods Realty and Crescent Real Estate Equities. With the exception of Medaphis, all of these holdings had a positive impact on performance.

Although some of the Portfolio's biggest winners were telecommunications names, the Portfolio benefited from its generally underweighted position in telecommunications relative to the high-yield market as a whole.

WHAT IS THE OVERALL QUALITY OF THE SECURITIES IN THE PORTFOLIO'S INVESTMENT PORTFOLIO?
As of year end, the overall credit quality of the securities held by the Portfolio was B+(4) but during the third quarter, we found a number of opportunities among lower-rated credits, which brought the quality of securities held by the Portfolio down to B. In the fourth quarter, we found that default-adjusted spreads were greater in higher-rated bonds, so we made several purchases that improved overall quality of securities held by the Portfolio back to B+.

WHAT IS A DEFAULT-ADJUSTED SPREAD?
The Portfolio seeks the greatest possible compensation for the level of risk it assumes. At each quality-rating level, there is a historical rate of default. When we subtract the default rate from the spread over comparable

Treasury securities, we obtain what we call the default-adjusted spread. We try to emphasize securities with the widest spreads, after adjusting for the risk of default. Of course, before we invest for the Portfolio, we also carefully research the company, its asset coverage, free cash flow, and whether there is a compelling reason to buy the bonds.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We continue to believe that we are in the late stages of the credit cycle and will remain alert to potential risks that may arise as a result. At year-end, we found higher-rated bonds were offering higher compensation for their relative risk than other securities, but we realize that as yield spreads shift, this relationship is subject to change. We believe that any factors that influence corporate earnings will continue to influence the high-yield bond market. Whatever happens, we will continue to seek a diversified array of high-yield securities with the potential to maximize current income for the Portfolio.

Denis Laplaige
Steven Tananbaum
Portfolio Managers
MacKay-Shields Financial Corporation

                      $10,000 INVESTED IN THE MAINSTAY VP
                     HIGH YIELD CORPORATE BOND PORTFOLIO ON
                     5/1/95 VS THE CONSUMER PRICE INDEX(5)
                    AND THE FIRST BOSTON HIGH YIELD INDEX(6)
                                [Line Chart]

                                                HIGH YIELD CORPORATE BOND    FIRST BOSTON HIGH YIELD
                                                        PORTFOLIO                     INDEX               CONSUMER PRICE INDEX
                                                 -----------------------    -------------------------     --------------------
 5/1/95                                                  10000.0                     10000.0                     10000.0
 1995                                                    11006.0                     10968.0                     10102.0
 1996                                                    12894.6                     12329.0                     10436.4
 1997                                                    14574.8                     13885.0                     10613.8
 1998                                                    14962.0                     13966.0                     10785.0

One Year:            2.66%
Since Inception:
(5/1/95)            11.59%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
(3) Debt rated BB by Standard & Poor's is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
(4) Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
(5) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.
(6) The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Portfolio will not precisely match those in the index, and so, performance of the Portfolio will differ.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

1998 MARKET RECAP
- Global liquidity, led by the U.S. stock market, contributed to positive results in stock markets throughout most of Europe.
- As European Monetary Union approached, European stocks benefited from increased merger and acquisition activity, moves by European central banks to lower interest rates, and strong consumer spending.
- Deregulation in telecommunications and banking helped these sectors show strong performance, especially in European markets.
- Financial problems in Asia, Russia, and Latin America caused a flight to quality, with equity investors seeking highly liquid securities and companies with consistent track records of steady earnings growth.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay International Equity Portfolio returned 23.11%.
- The Portfolio benefited from an overweighted position in European equities and from its underweighted position in Japanese stocks.
- A focus on telecommunications, banking, and health-related stocks helped the Portfolio benefit from consumer, economic, and demographic trends.
- The Portfolio outperformed the average Lipper(1) Variable Products international portfolio, which returned 13.26% for the year.

MANAGEMENT DISCUSSION AND ANALYSIS
As years go, 1998 was one of the most volatile in recent memory. International equity markets started the year with investors focused on the Asian financial crisis, which grew progressively worse as Japan slipped into recession. Over the course of the year, problems in Russia and Latin America caused a general flight to quality, with investors focusing on highly liquid securities, well-known names, and consistent earnings generators.

The flight to quality was a positive for the European market, which showed strong performance as European Monetary Union approached. Most European countries continued to benefit from low inflation, strong merger and acquisition activity, and moves by central banks to lower interest rates. The U.K., which faced a recession in its manufacturing sector, was also forced to lower interest rates, which had a positive effect on stock prices.

Japanese stocks benefited from a strengthening yen in the second half of the year, but generally tended to underperform other international markets. Australia and New Zealand suffered somewhat as commodity prices continued to decline, and declining oil prices had a generally negative impact on energy stocks around the world.

Among the best-performing sectors worldwide were telecommunications, which benefited from technological advances and wide consumer appeal; banking, which benefited from low inflation and lower interest rates; and health-related stocks, which advanced with new products to assist an aging population.

HOW DID THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT?
Quite well. The MainStay VP International Equity Portfolio returned 23.11% for the year ended 12/31/98, outperforming the average Lipper Variable Products international portfolio, which returned 13.26%.

HOW DID THE PORTFOLIO MANAGE TO DO SO WELL?
The Portfolio uses a "country first" approach, seeking to identify the most promising markets and invest in a wide array of companies in each target market. This approach proved beneficial in 1998, as difficulties in Asia led the Portfolio to maintain an underweighted position in Japanese equities. Overall, Japanese stocks underperformed other global markets, despite currency gains in the second half of the year. At the same time, the promise of European Monetary Union led the Portfolio to take an overweighted position in Europe, which proved highly beneficial for the Portfolio's performance. Finland was up 106.10% for the year, Belgium 55.50%, Italy 42.20%, Spain 39.40%, France 31.40%, and Ireland 29.40%, all in local terms.

The Portfolio did not restrict its investments to countries that would participate in European Monetary Union. Portfolio investments in non-EMU countries, such as Sweden and the U.K., also had a positive impact on the Portfolio's performance.

Although the Portfolio seeks to invest across a broad range of industries and sectors, recognizing the strong potential in telecommunications, banking, and health-related stocks, we emphasized these sectors in its 1998 investments, which also contributed to outstanding performance.

WHAT WAS SO GOOD ABOUT TELECOMMUNICATIONS STOCKS?
Telecommunications stocks have benefited from strong growth and increasing consumer demand. At the same time, many companies are taking advantage of new technological advances to improve performance and deliver better service to their customers. The Portfolio's largest holding and best-performing issue in 1998 was Nokia Oyj, a Finnish stock that we purchased in the third quarter. The company has surpassed Motorola and Ericsson as the leading provider of mobile phones and sold a record million handsets in a single month in 1998.

Another company that benefited from its telecommunications interests was Mannesmann, which designs and manufactures a wide range of industrial products, production machinery and assembly systems. The company also makes telecommunication gears and equipment, which contributed significantly to profits and earnings. The stock earned 110.10% in local terms for the year.

Deutsche Telekom was another of the Portfolio's strong performers. The company owns and leases public telecommunications networks and has introduced new ADSL technology, which promises faster transmission than existing ISDN lines. Although telecommunications is growing more slowly in Germany than in the rest of Europe, the stock contributed significantly to the Portfolio's positive performance.

In July and August, we began to take profits in European and Japanese issues that had reached the target values we had established for the Portfolio. We invested some of the proceeds of these sales in telecommunications stocks in Australia and New Zealand. One was an initial public offering in Cable & Wireless Optus. The stock went public at 2.15 Australian dollars and by year-end was trading at close to 4.00, which had a positive impact on the Portfolio's performance.

WHY DID THE PORTFOLIO FOCUS ON THE BANKING AND FINANCIAL INDUSTRIES?
Financial stocks tend to perform well when interest rates decline. With the severe market setbacks caused by problems in Asia, Russia, and Latin America, we believed that central banks would be likely to lower interest rates to help corporations cope with pressures to increase earnings in a low-inflation environment. In the third and fourth quarter, the Federal Reserve Bank lowered U.S. interest rates three times, and several European banks lowered rates throughout the year, which helped stimulate corporate growth and make borrowing more affordable. Since banks profit when borrowing increases, the results were positive for the banking industry.

One of the Portfolio's successful investments was Allied Irish Banks, which was up 76.90% in local terms for the year. The company provides a full range of banking services through over 319 offices in Ireland, 82 branches in Northern Ireland, and 37 offices in the U.K. It also operates over 200 branches in the United States through its wholly-owned subsidiary, First Maryland Bancorp. With the inception of the single currency throughout core Europe, we believe financial institutions will look to establish themselves as a European force, and we believe Allied Irish Banks has the experience and potential to do so.

Another financial services stock that showed positive performance during the year was ING Groep. The company is headquartered in the Netherlands and has global offices that provide commercial, savings, and investment banking, and property and commercial insurance. The company was hurt in the third quarter by its emerging market trading, but still returned 44.80% in local terms for the 12 months ended 12/31/98.

HOW DID THE PORTFOLIO BENEFIT FROM HEALTH-RELATED STOCKS?
Health-related sectors were stimulated by advances at several pharmaceutical companies that capitalized on the aging population. Some of the biggest and best pharmaceutical names are located in Europe, and the Portfolio sought to take advantage of the positive trends in this sector. Other companies benefited from the move toward natural foods, herbal remedies, and other health and fitness-related trends.

The Portfolio owned the stock of Novartis, a large pharmaceutical company that emerged from the combination of Sandoz and Ciba Geigy. As the price of the stock rose, we decided to take profits from the Portfolio's Novartis shares and invest them in the stock of Schering, a German pharmaceutical company specializing in diagnostics, fertility control, hormone therapy, and dermatology. We believed that Schering represented better value. Although neither stock was a stellar performer, both Novartis and Schering provided positive returns for the Portfolio in 1998.

Although the Portfolio tended to underweight Japanese stocks, it did own names that had broad exposure to world markets. One of these was Yamanouchi Pharmaceutical, which was up 30.00% in local terms for the year. While few people have ever heard the name Yamanouchi Pharmaceutical, almost everyone is familiar with one of their leading products, Pepcid AC. The company also has a number of drugs that may provide substantial earnings growth over time, including medications for high cholesterol, hepatitis C, and diabetes. The stock reflected the Portfolio's concentration in the health-related sector and provided strong relative value in a Japanese stock market that declined 8.90% in local terms in 1998.

WHICH OTHER MARKETS WERE WEAK PERFORMERS FOR THE PORTFOLIO IN 1998?
New Zealand was the worst market, declining 14.90% in local terms for the year. While Australian stocks advanced an otherwise respectable 12.70%, that figure was substantially below the returns available in the Portfolio's best performing European markets.

DID THE PORTFOLIO OWN STOCKS IN OTHER SECTORS THAT SHOWED STRONG PERFORMANCE IN 1998?
Yes. The Portfolio owned the stock of CRH, an Irish company that manufactures cement, concrete products, and building materials. With operations in 12 countries, including Ireland, Spain, Germany, and the Netherlands, the company is well positioned to take advantage of government spending throughout Europe to improve infrastructure. Although cement may seem like a dull industry, expanding and improving Europe's infrastructure is presenting growth opportunities for the company, which was a positive contributor to the Portfolio's performance in 1998.

Another positive contributor to the Portfolio's performance was Volkswagen, the car and truck manufacturer. The company expects double-digit growth in its North American car sales in 1999, based on the introduction of its new Beetle. The stock was up 34.20% in local terms for the year.

WHICH STOCKS DIDN'T DO WELL IN 1998?
The Portfolio owned a number of stocks that underperformed. One was Royal Dutch Petroleum, which suffered from the substantial decline in the price of oil and declined 16.00% in local terms for the year. As of year-end, we believed the company represented good value and may perform well if and when oil prices turn around. In fact, we're hoping to add to the Portfolio's position in this stock to take advantage of its broad-based energy exposure -- from exploration and drilling to final processing, delivery, and marketing.

Another stock that underperformed was Volvo. We added the stock to the portfolio in September because we felt Sweden was a desirable market, autos were a solid industry, and Volvo had strong fundamentals and international breadth, with 80% of its sales outside of Sweden. Given the merger of Daimler Benz and Chrysler, we believe that Volvo may be the next acquisition in the auto industry. But the stock did not perform well in the few months the Portfolio owned it in 1998.

Finally, Nestle, the Swiss cocoa and consumer products company, was a substantial underperformer. Although the company has solid fundamentals, a good growth plan, and is involved in the growing market for nutritious foods, the stock was too defensive to gain investor attention with the boom in telecommunications and technology stocks.

WERE THERE ANY SIGNIFICANT SALES YOU MADE FOR THE PORTFOLIO IN 1998?
In Japan, we recognized the difficulties the financial industry was facing and decided to sell several of the Portfolio's financial holdings, including Sumitomo Bank. The sale was positive for the Portfolio, since we were able to invest the assets elsewhere for more productive returns.

Most of the Portfolio's sales were designed to narrow its focus from 300 securities to about 215 at the end of the year -- and improve its positioning in industries we felt had the strongest potential in individual countries. Many of the sales that were part of this repositioning had only modest impact on performance, though in most cases, the impact was positive.

WERE THERE OTHER SHIFTS IN THE MAKEUP OF THE PORTFOLIO?
Yes. While we retained about the same weighting in Europe, in the third quarter of 1998, we shifted the Portfolio's focus from central European countries to take in more peripheral European nations, such as Ireland, Finland, and Sweden. With names like Allied Irish Banks and Nokia Oyj each of these additions had a positive impact on performance.

WHAT WAS THE EFFECT OF CURRENCY MOVEMENTS ON THE PORTFOLIO IN 1998?
Generally speaking, the Portfolio had positive results from its currency exposure. European currencies strengthened about 7.6% against the U.S. dollar over the course of the year, which had a positive effect on total return performance.

In the second half of 1998, European currencies weakened against the yen, and the Portfolio participated in the yen's advance through the forwards market, with a proxy hedge of European currency exposure. The trade was a contrarian move that reflected our belief that negative sentiment about the yen, as well as euphoria over the new European currency, the Euro, were both excessive. As the yen strengthened, the hedge contributed positively to the Portfolio's performance. The Portfolio also had direct exposure to the yen through its weighting in Japanese equities, which strengthened the otherwise weak returns from Japanese stocks in the second half of the year.

Commodity-linked currencies, particularly the Canadian, Australian, and New Zealand dollar, all suffered from the general commodity weakness in 1998. Each of these currencies declined about 7% relative to the U.S. dollar, which had a negative impact on the Portfolio's performance.

IF YOU COULD RELIVE 1998, WHAT WOULD YOU HAVE DONE DIFFERENTLY?
In hindsight, the Portfolio would have benefited by being longer in yen-based securities during the second half of the year. The Portfolio also might have benefited by being in Hong Kong and Singapore in the second half of the year, since they were both very strong. While the Portfolio might have missed some opportunities there, we feel that the decisions we made for the Portfolio were positive ones, and they were reflected in the Portfolio's performance relative to its peers.

AS OF YEAR-END, WHERE WAS THE PORTFOLIO OVERWEIGHTED AND UNDERWEIGHTED?
At year-end, the Portfolio was overweighted in Finland, Belgium, Spain, Ireland, Portugal, Sweden, New Zealand, and Australia. It was neutral in Germany and underweighted in France and Switzerland. As we noted earlier, the Portfolio is heavily underweighted in Japan.

WHAT RISKS DO YOU SEE AHEAD FOR INVESTORS?
The problems we saw this year represent real risks going forward. Emerging markets, by their very nature, are relatively fragile and subject to forces that can make them highly volatile. Brazil's economic difficulties are not happening in a vacuum. They could have implications for other countries, such as Spain and Portugal, which have economic, cultural, and language ties with Brazil. While we believe that Europe should remain strong, the effects of European Monetary Union are as yet untested. So we will continue to monitor developments in both participating and nonparticipating European countries.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We believe that Europe is likely to benefit from additional mergers and acquisitions as monetary union gets underway. As long as interest rates and inflation remain low, economic growth should continue to expand in both core and peripheral European nations. In light of recent global economic setbacks, however, we may position the Portfolio more defensively in the months ahead.

Generally speaking, we like the industries in which the Portfolio is concentrated. Telecommunications should continue to benefit from advancing technology and high consumer demand. Health-related companies should continue to find opportunities as the population ages. While favorable forces have helped banks and financial services, we recognize that that could change at any time. Whatever happens, we will seek to identify countries and companies that we believe may provide long-term growth of capital commensurate with an acceptable level of risk.

Joseph Portera
Portfolio Manager
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
              MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO ON 5/1/95
                              VS EAFE INDEX(2) AND
                          THE CONSUMER PRICE INDEX(3)

                                 [Line Chart]

                                                  INTERNATIONAL EQUITY
                                                        PORTFOLIO             CONSUMER PRICE INDEX             EAFE INDEX
                                                  --------------------        --------------------             ----------
5/1/95                                                  10000.00                    10000.00                    10000.00
 1995                                                   10696.00                    10102.00                    10520.00
 1996                                                   11823.40                    10436.40                    11189.00
 1997                                                   12435.00                    10614.00                    11388.00
 1998                                                   15308.00                    10785.00                    13666.00

One Year:           23.11%
Since Inception:
(5/1/95)            12.29%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(2) Morgan Stanley Capital International EAFE Index is an unmanaged index of the securities of over 1,000 companies traded on the markets of Europe, Australia, New Zealand and the Far East.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

MAINSTAY VP TOTAL RETURN PORTFOLIO

1998 MARKET RECAP
- The U.S. stock market was highly volatile throughout 1998, but provided double-digit returns for the fourth year in a row in a growth-oriented environment marked by low inflation and declining interest rates.
- Difficulties in Asia, Russia, and Latin America generally caused a flight to quality in both the stock and bond markets, with many investors seeking highly liquid securities and stocks of companies with steady earnings growth.
- Technology and pharmaceutical stocks generally showed strong performance, while cyclical, energy, and commodity-related stocks tended to underperform.
- Long-term Treasury securities showed strong performance throughout the year, while corporate bonds suffered from earnings disappointments and mortgage-backed securities faced prepayment risk through much of the year.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay VP Total Return Portfolio returned 27.13%.
- The Portfolio benefited from careful stock selection among large-capitalization companies in technology, pharmaceuticals, and consumer staples and by reducing positions in problem sectors such as energy.
- The Portfolio benefited from a long to neutral duration throughout the year and from being overweighted in 30-year Treasuries when the yield curve flattened.
- The Portfolio alternated between an underweighted and overweighted position in mortgage-backed securities, which generally proved beneficial.
- The Portfolio outperformed the average Lipper(1) Variable Products balanced portfolio, which returned 14.79% for the year.

MANAGEMENT DISCUSSION AND ANALYSIS
As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500 Index(2) closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20.00%.

With financial problems in Asia, Russia, and Latin America, declining oil prices, and weaknesses in other commodities, many investors sought refuge in stocks they felt were least likely to be affected by these difficulties. Many investors focused on large-capitalization growth stocks that appeared to have steady and predictable earnings prospects, with particular attention given to technology and pharmaceutical issues. Purely domestic issues continued to do well, while oil and commodity-related stocks tended to show poor performance.

Declining interest rates improved earnings prospects for many companies in the latter half of the year, and calm inflation also helped strengthen the stock market's advance. These same forces combined to make 1998 a year of extremes in the bond market. The first half of the year saw the lowest level of volatility in 15 years, while the second half of the year reflected the highest volatility in 15 years.

A Federal budget surplus reduced Treasury issuance and tightened supply, while the flight to quality in the third quarter of 1998 dramatically increased demand for government bonds. With emerging market problems prompting the near collapse of one of the world's largest hedge funds, the rush to high-quality, highly liquid issues drove government bond prices higher and reduced yields on 30-year Treasury bonds to record lows. Corporate bonds generally suffered from earnings disappointments and weak demand as the stock market offered much higher return potential. Mortgage-backed securities showed mixed performance, with prepayments reducing returns in the first three quarters and stronger performance in the fourth quarter of 1998, as the Federal Reserve Board's move to ease interest rates helped stabilize the bond markets. Asset-backed securities generally showed positive performance, particularly among highly rated, short-term issues, where the likelihood of prepayment was low.

HOW DID THE MAINSTAY VP TOTAL RETURN PORTFOLIO PERFORM IN THIS MARKET
ENVIRONMENT?
Quite well. The MainStay VP Total Return Portfolio returned 27.13% for the year-ended, outperforming the average Lipper Variable Products balanced portfolio, which returned 14.79% for the year.

HOW DID THE PORTFOLIO MANAGE TO DO SO WELL?
A number of factors contributed positively to the Portfolio's performance, but we believe the most important factor was sticking to our strict investment disciplines. In the stock portion of the Portfolio, we generally seek companies with strong growth prospects, considering such factors as steady growth in revenues, accelerating earnings, and increasing earnings per share. During the volatile market environment in 1998, the Portfolio concentrated on large-capitalization issues, which were among the stocks investors favored when problems in foreign markets caused a flight to quality in both the stock and bond markets. We also reduced the Portfolio's positions in sectors we felt were weak, such as oil and energy. By concentrating on winners and largely avoiding losers, the Portfolio had an excellent year.

In the bond portion of the Portfolio, we benefited from a long to neutral duration strategy throughout the year, from being overweighted in 30-year Treasuries as yield spreads tightened, and from being underweighted in mortgage-backed securities when we believed the prepayment risk was high.

WHICH SECTORS CONTRIBUTED MOST STRONGLY TO THE PORTFOLIO'S STOCK PERFORMANCE? We don't select sectors. Instead, we choose stocks for the Portfolio based on their individual merits after extensive quantitative analysis and fundamental research. As a result of the Portfolio's selection process, however, we found a number of technology stocks that we believed had strong growth potential and they contributed to the Portfolio's significant outperformance. Despite various setbacks throughout the year, the Portfolio remained overweighted in technology stocks through all four quarters.

Pharmaceutical stocks also had an excellent year, and the Portfolio had a number of holdings that did well. New drug introductions, direct-to-consumer advertising, and a long pipeline of FDA-approved drugs awaiting release helped advance the sector as a whole.

Consumer staples as a group showed relatively weak performance in 1998, but our stock selection process positioned the Portfolio in relatively defensive, purely domestic companies, such as supermarkets, which performed well at a time when the market seemed to prefer stable growth and relatively predictable earnings. As a group, supermarkets are benefiting from consolidation, which is helping improve margins and profits.

CAN YOU GIVE SOME EXAMPLES OF TECHNOLOGY STOCKS THAT DID WELL?
Certainly. Lucent Technologies was the Portfolio's best-performing stock in 1998 and also its largest equity holding. The company has done exceedingly well, with the value of the Portfolio's position more than tripling during the year. Cisco Systems is another technology stock that showed outstanding performance, with an increase of 149% in 1998.

In January, the Portfolio purchased EMC, a leader in corporate data storage systems, hardware, and software. We believed the company had excellent potential, based on increasing dominance in its market sector and rapidly accelerating earnings. The Portfolio's position almost doubled in value during the year.

Compuware is a computer software company that was also among the Portfolio's best performing stocks, and it more than doubled in value during the year.

DID ALL OF THE PORTFOLIO'S TECHNOLOGY STOCKS DO THAT WELL?
No. Computer Associates International showed relatively poor performance when the company's management team lowered its earnings estimates and announced that it might have difficulty closing large contracts.

WHAT ABOUT PHARMACEUTICAL STOCKS?
Given the positive fundamentals in the pharmaceutical industry and the high unit volume growth in a low inflationary environment, pharmaceuticals were generally excellent performers. Although we increased the Portfolio's position in Pfizer, our timing could have been better. In the first half of the year, many investors were selling the stock to take profits after the release of Viagra. During the year, we also increased the Portfolio's position in Merck, a major drug company profiting from successful products such as Pepcid AC, Propecia, and many others.

Other positive performers among drug stocks included Eli Lilly, a stock the Portfolio has held for some time, and Schering-Plough. Schering-Plough's Claritin product for allergy sufferers helped sales, earnings, and stock performance.

DID THE PORTFOLIO REMAIN OVERWEIGHTED IN FINANCIAL STOCKS IN 1998?
No. Over the course of the year, we decreased the Portfolio's weighting in financial stocks for a number of reasons. First, we believed that growth was slowing in the financial sector. Second, the huge mergers in the financial industry produced companies that were more difficult to analyze and evaluate.

The NationsBank merger with BankAmerica is a good example. The combination added to the company's financial risk because BankAmerica was invested in a hedge fund when the market had just suffered a major setback as a result of the problems at Long Term Capital. Since the stock no longer fit the Portfolio's growth criteria and risk profile, we cut back on the Portfolio's position, which had a slightly negative impact. Although our decision to sell helped reduce portfolio risk, the stock's subsequent performance suggested that the Portfolio would have been rewarded for a more patient outlook.

Travelers Group and Citicorp joined to form Citigroup during the year, which reduced our confidence in the company, as management faced a substantial reorganization in an uncertain financial environment. As a result, we cut back on the Portfolio's holdings in the summer, which was not the best time to sell, so the transaction had a negative impact on performance.

WHAT WERE SOME OF THE MAJOR EQUITY PURCHASES THE PORTFOLIO MADE DURING THE YEAR? In addition to those already mentioned, the Portfolio purchased Fred Meyer, a large supermarket chain. We liked the company's fundamentals and believed it might benefit from consolidation in the supermarket industry, which happened when the company announced that it would be acquired by Kroger, another of the Portfolio's investments. By the end of the year, Fred Meyer stock had increased by about 50% from the Portfolio's purchase price.

In the first quarter, the Portfolio purchased the common stock of Colgate-Palmolive. The company has shown stable growth and was having success with its new Total toothpaste. Despite the company's international exposure, we believed it could handle any difficulties the market might generate. For the year, the stock was up 28%, which was in line with the S&P 500 Index.

As new money came into the Portfolio over the course of the year, we used much of it to add to the Portfolio's most successful positions, including Lucent Technologies, Cisco Systems, EMC, and others. So our buying strategy paralleled our investment strategy of sticking with the winners in the investment portfolio.

WERE ALL OF THE PORTFOLIO'S STOCK PURCHASES EQUALLY SUCCESSFUL?
No. We purchased HBO, a leading provider of health care software systems, during the second quarter of 1998. The company looked attractive given its size, market share, and growth rate. But shortly after we purchased the stock, the company announced an acquisition that the market didn't like. Next, they decided to merge with McKessen, a leading drug distributor. But miscommunication about the merger caused the stock to substantially underperform the market. Although the investment provided a positive return, it was substantially lower than other holdings, and on a relative basis, had a negative impact on performance.

YOU MENTIONED SOME FINANCIAL STOCK SALES. WHAT OTHER STOCKS DID THE PORTFOLIO SELL DURING 1998?
Perhaps the Portfolio's most significant stock sales were in the energy sector. With declining oil prices and weakening prospects for exploration, drilling, and oil services, we sold the Portfolio's positions in Diamond Offshore Drilling, Halliburton, and ENSCO International. Since the performance of energy service stocks was generally negative in 1998, we viewed the timing of the sales as positive for the Portfolio, even though the Portfolio lost money on each of these transactions. The wisdom of reallocating the assets was further underscored as oil prices continued to decline.

We also sold the Portfolio's holdings of toy maker Mattel during the first half of the year as fundamentals deteriorated and Barbie sales declined. We were pleased to get out at a gain over the Portfolio's original purchase price, although the Portfolio had a slightly negative return on the stock in 1998. Later developments at the company underscored the wisdom of this sale.

DID THE PORTFOLIO MAKE OTHER SIGNIFICANT STOCK SALES?
Yes. The Portfolio sold its investments in Tenet Healthcare and United Healthcare, both of which saw decelerating earnings growth rates. Tenet Healthcare is a large hospital chain that missed its earnings projections. United Healthcare suffered from rising medical costs and an inability to smoothly integrate recent acquisitions. Although both stocks declined after we sold the Portfolio's holdings, United Healthcare has since recovered a bit. Nevertheless, we believe the sales were positive for the Portfolio by allowing us to put the assets to better use elsewhere.

Adaptec is a technology company we sold at a loss after the Asian crisis slowed earnings, which undercut the Portfolio's fundamental reasons for owning the stock. The Portfolio sold the stock in the low twenties, and the price continued to decline even further throughout most of the year.

Hewlett-Packard was a long-standing position in the Portfolio that simply failed to live up to earnings expectations. The Portfolio sold the stock at a huge gain over the Portfolio's original cost, but at a slight loss for the year.

WHICH STOCKS WERE THE PORTFOLIO'S WORST PERFORMERS IN 1998?
By far the worst stock was Cendant, which was plagued by news of accounting irregularities at CUC International prior to its merger with HFS in late 1997. The stock, which was a major holding, was down nearly 44% for the year. The Portfolio continues to own the stock and believes the market has overpenalized the company, which is generating $1.5 billion of free cash flow. But there's no question that the company's reputation has been tarnished.

Other poor performers included HEALTHSOUTH, a nationwide rehabilitation and outpatient surgical provider, which surprised the market by missing earnings projections and preannouncing that problems would continue until 1999. Conseco is an insurance company that acquired Green Tree Financial and suffered from negative perceptions of its top management by many investors. Despite these and other negative performers, the stock portion of the Portfolio was still able to outperform the market by a substantial margin.

WHAT FACTORS CONTRIBUTED SIGNIFICANTLY TO BOND PERFORMANCE IN THE PORTFOLIO?
We believe that duration is among the most important factors determining bond fund performance and our strategy throughout the year was to remain long to neutral. In the first half of the year, the Portfolio remained neutral as rates headed higher and extended duration as rates rallied, which had a positive impact on performance. In the second half, we shifted the Portfolio's duration with the ebb and flow of the market, but shortened in the fourth quarter, which had a negative impact on performance. Overall, however, our duration strategy was positive for the Portfolio.

Our yield-curve strategy was also a positive contributor to performance. We remained overweighted in 30-year Treasuries, which helped the Portfolio throughout the year, but particularly in the second and fourth quarters, when yield spreads narrowed, flattening the yield curve.

WERE THERE OTHER STRATEGIES THAT CONTRIBUTED POSITIVELY TO PERFORMANCE?
In the first half of the year, interest rates remained in a relatively narrow range, so we used a variety of technical indicators to guide the Portfolio between newer and older issues, which provided slight incremental gains.

Finding few opportunities elsewhere, the Portfolio was heavily weighted in Treasury securities, which had a positive impact on performance throughout the year, but particularly in the second half of 1998, when a drop in the stock market, concerns over Asia, Russia, and Brazil, and problems with major hedge funds caused many investors to seek a "safe haven" in Treasury securities. The gains during this period were exaggerated by the budget surplus, which decreased Treasury issuance and limited supply at a time when demand for highly liquid top-quality securities was extremely high.

DOES THE PORTFOLIO CONCENTRATE ON HIGH-QUALITY DEBT SECURITIES?
Yes it does. The Portfolio's income portfolio emphasized U.S. government bonds, high-quality mortgage-backed and asset-backed securities, and high-grade corporate issues.

HOW DID THE PORTFOLIO'S MORTGAGE-BACKED SECURITIES PERFORM?
Anticipating prepayments, the Portfolio entered the year underweighted in high-coupon mortgage-backed securities, which was positive for performance. In the second quarter, the Portfolio purchased bonds we believed would not be interest-rate sensitive and managed to take some profits for the Portfolio as the market rallied. Unfortunately, a second wave of prepayments hurt the Portfolio's holdings and an overweighted position detracted from performance in the second quarter.

In the third quarter, we reduced the Portfolio's bond holdings to an underweighted position in mortgage-related bonds, which proved beneficial as interest rates fell and prepayments continued. During the fourth quarter, the Portfolio had an opportunity to purchase mortgage-backed bonds at distressed prices from hedge funds that were forced to liquidate their holdings. This contributed positively to performance as the Federal Reserve moved to lower interest rates, which helped restore investor confidence, bring order to the markets, and increase demand for mortgage-backed securities.

WHAT OTHER INCOME INVESTMENTS DID THE PORTFOLIO HAVE?
The Portfolio's corporate bonds had suffered a severe setback in the fourth quarter of 1997 and given the impact of the Asian crisis, corporate spreads widened substantially in the first quarter of 1998. We increased the Portfolio's corporate exposure in the second quarter, seeking high-quality domestic issues with minimal Asian exposure. With low volatility and the calm before the storm, the contribution to performance was minimal for the second quarter.

In the second half of 1998, the Portfolio focused primarily on what we believed to be capable media companies, utilities, retailers, and regional banks. But with the financial problems in Russia and Brazil and difficulties at major hedge funds, the corporate bond market generally faced a substantial setback. New issuance all but stopped in the third quarter, and despite strong growth in America's Gross Domestic Product, corporate bonds provided their worst performance in a decade. Although the Portfolio was positioned in high-quality, highly liquid issues and in some of the top-performing sectors, the overall movement of the corporate market had a negative impact on performance.

The Portfolio also had relatively small allocations in agency securities, asset-backed securities, CMOs, and variable floating-rate notes. All of these securities contributed positively to performance over the course of the year, but there were few if any remarkable events in any of these markets. Among asset-backed securities, the Portfolio's concentration on high-quality, shorter-term issues provided a measure of prepayment protection, which was a positive factor. The Portfolio's asset-backed securities increased its yield and added value during the flight to quality.

DID THE PORTFOLIO MAKE ANY DRAMATIC SHIFTS IN ITS BOND SECTOR ALLOCATIONS DURING THE YEAR?
As we noted, adding corporate bonds in the second quarter did not work in the Portfolio's favor. Over the course of the year, there was an increase in mortgage-backed securities. That change accelerated in the fourth quarter, when hedge fund liquidations made it possible to purchase mortgage-backed securities at what we believed to be very attractive prices. The Portfolio took profits in Treasuries to purchase these securities, and both the purchases and sales had a positive impact on performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We continue to view the markets as highly volatile and generally unpredictable. So instead of trying to time our investments or dodge and weave with the market, we will continue to select stocks we believe have strong growth characteristics, solid performance records, and reasons to perform well in the future. In the bond markets, we believe that unless a major market shift occurs, the Federal Reserve is not likely to change interest rates for a while, though it may move to ease interest rates further as the new year unfolds.

We continue to believe that diversification will be important for investors and view the mix of stocks and bonds in the MainStay VP Total Return Portfolio as an excellent way to spread risk while seeking high total-return potential. As long as volatility continues, we believe investors will seek stocks with a history of steady growth and have positioned the Portfolio's stock investments accordingly. At year-end, we anticipated reduced supply and higher demand for mortgage-backed securities and had overweighted these bonds in the income portion of the Portfolio. Whatever happens, we will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Ravi Akhoury
Edmund Spelman
Rudolph Carryl
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                     MAINSTAY VP TOTAL RETURN PORTFOLIO ON
                             1/29/93 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(3)
                                 [Line Chart]

                                                 TOTAL RETURN PORTFOLIO              S&P 500              CONSUMER PRICE INDEX
                                                 ----------------------              -------              --------------------
1/29/93                                                 10000.00                    10000.00                    10000.00
 1993                                                   11504.00                    11007.00                    10275.00
 1994                                                   11045.00                    11149.00                    10549.30
 1995                                                   14174.00                    15338.80                    10785.60
 1996                                                   15886.30                    18857.50                    11142.60
 1997                                                   18712.00                    25148.00                    11332.00
 1998                                                   23789.00                    32336.00                    11515.00

One Year:           27.13%
Since Inception:
(1/29/93)           15.76%
Five Years:         15.64%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP VALUE PORTFOLIO

1998 MARKET RECAP
- In 1998, the U.S. stock market provided double-digit returns for the fourth consecutive year, with advances dominated by large-capitalization growth stocks in technology and pharmaceuticals.
- As the Asian financial crisis unfolded, low inflation, declining interest rates, and falling commodity prices had a negative impact on economically sensitive value sectors.
- Amid extreme volatility in the equity markets, many investors virtually ignored traditional value measures such as low price-to-earnings ratios and instead sought refuge in the market's largest and most familiar names, with little regard for valuation.
- Although value stocks traditionally outperform in declining markets, investors continued to focus on growth investments as many stock prices fell in the third quarter of 1998.
- A spirit of confidence by many investors was reflected in the high prices of several Internet stocks with little history and virtually no earnings.

1998 PORTFOLIO RECAP
- For the 12 months ended 12/31/98, the MainStay VP Value Portfolio returned - 4.14%.
- The Portfolio maintained its strict deep-value disciplines throughout 1998, despite the preference by many investors in the market for large-capitalization growth stocks.
- The Portfolio benefited from an overweighted position in electric utilities, which provided significant positive returns, but was hurt by energy investments, which suffered from declining oil prices.
- Purchasing financial services stocks after the market correction had a positive impact on performance, while certain retail and sporting goods stock purchases based on restructuring potential had a definite negative impact on the Portfolio in 1998.
- The Portfolio underperformed the average Lipper(1) Variable Products growth and income portfolio, which returned 16.37% for the year.

MANAGEMENT DISCUSSION AND ANALYSIS
As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500 Index(2) closed the year with a 28.58% gain, making 1998 the fourth consecutive year domestic stocks in general have returned more than 20%. About two-thirds of the market's gains, however, occurred in the 25 largest issues. Severe corrections among smaller-capitalization stocks were largely overshadowed by tremendous gains in large technology and pharmaceutical stocks.

As the Asian crisis unfolded, low inflation, declining interest rates, and falling commodity prices helped focus the attention of many investors on growth stocks and had a negative impact on economically sensitive value sectors. Extreme market volatility surrounding problems in Russia and Latin America caused a general flight to quality, with many investors seeking a "safe haven" in long-term U.S. government bonds and many of the stock market's largest and most familiar names.

Throughout the year, many investors seemed to ignore traditional value measures, preferring a "bigger is better" approach, regardless of cost or price-to-earnings ratios. As a result, value stocks, which traditionally outperform in declining markets, severely underperformed when the market tumbled almost 20% at the end of August. Many smaller deep-value stocks experienced their worst relative performance since the decade began.

In addition to ignoring traditional valuation criteria, many investors showed enthusiasm for Internet stocks. Many of these issues had little history and virtually no earnings, yet soared to record high prices, attracting a level of attention that was reminiscent of biotechnology stocks in the early 1990s.

HOW DID THE MAINSTAY VP VALUE PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT? The MainStay VP Value Portfolio returned - 4.14% for the year-ended 12/31/98, underperforming the average Lipper Variable Products growth and income portfolio, which returned 16.37% for the same year.

WHY DID THE PORTFOLIO UNDERPERFORM ITS PEERS?
There were a variety of reasons, but the most significant ones have to do with our value disciplines and the category to which the Portfolio was compared. By virtually every measure, 1998 was a year for large-capitalization growth stocks. Our value disciplines usually lead us to invest in smaller-capitalization value names, which were among the worst-performing stocks in 1998. Due to the Portfolio's pure value orientation, it generally underperformed portfolios that were growth oriented in 1998. As a result, the Portfolio underperformed its peer group which includes growth and income portfolios that pursue growth disciplines as well as funds that pursue value disciplines.

Yet even within the narrower value stock universe, our deep-value approach seemed to run contrary to the market's preference for large, familiar names, regardless of cost or underlying value. We continued to seek stocks with low price-to-earnings ratios and low price to cash flow ratios, even as in some cases the market seemed to reward stocks with high prices and high price-to-earnings ratios. Finally, our concentration in traditional value sectors, such as energy and basic materials, contributed to the Portfolio's underperformance as financial problems in Asia, Russia, and Latin America unfolded, bringing lower prices for oil and other major commodities.

Fortunately, the declines in traditional deep-value sector stocks helped us add to many of the Portfolio's positions at what we believe to be very attractive prices. So while the Portfolio underperformed its peers in 1998, we believe that the Portfolio is positioned to lead its peers once investors recognize the attractiveness of value stocks.

WHAT WERE SOME OF THE DECISIONS THAT HELPED THE PORTFOLIO IN 1998?
Although the Portfolio is generally underweighted in technology stocks, one of our most successful decisions was to purchase Adaptec, a major supplier in technology hardware and software. We purchased the stock for the Portfolio in the second quarter, and when the Asian crisis caused a correction in the technology sector, the stock dropped about 50%. At that time, we were even more convinced that the stock was undervalued, so we doubled the Portfolio's position when it fell to $10. By the end of 1998, Adaptec stock was trading well above the Portfolio's average purchase price for the stock, which provided a significant gain for the Portfolio. The story reflects exactly what we try to do in the Portfolio -- buy on disappointments and profit as value is realized.

Another significant decision for the Portfolio involved our investment in Philip Morris. We have bought and sold the stock many times over the years, but we made a significant purchase in the second quarter after the bulk of the negative publicity about tobacco litigation had already driven down the stock price. At the time Philip Morris was one of the worst-performing stocks, but we recognized that even discounting what we believed to be the risk to investors as a result of existing and potential lawsuits, the company's assets were worth more than the stock's value. Apparently the market finally realized what we saw in the stock, which recovered substantially and was one of the Portfolio's best-performing stocks in 1998.

A third positive decision was to add to electric utilities in the first half of the year, with stocks like Texas Utilities, FPL Group, OGE Energy, Niagara Mohawk Power, and Energy East. The Portfolio's utility stocks performed very well during the market correction in the third quarter, actually increasing in value as the stock market declined nearly 20%. Later in the year, we sold some of the Portfolio's utility holdings to take profits. One significant sale was FPL Group, a Florida utility, which the Portfolio sold at a market high, with a positive impact on the Portfolio's performance.

We reinvested the proceeds of the Portfolio's utility stock sales in financial services stocks, including SLM Holding, Washington Mutual, MGIC Investment, and Conseco, all of which appeared to be very undervalued on a relative basis. All of these stocks were trading in the range of 10 to 11 times earnings, when the price of stocks in general was nearing 25 times earnings. Each of these financial services stocks had a positive impact on the Portfolio through year-end.

WERE THERE MAJOR DECISIONS THAT HAD A NEGATIVE IMPACT?
Yes there were. As the price of oil declined, the Portfolio purchased stocks of several midsized energy companies, including Unocal, Union Pacific Resources Group, Noble Affiliates, and Oryx Energy, believing that they were attractively priced. The Asian financial crisis reduced manufacturing output which had a negative impact on demand for oil causing oil prices to decline, so we continued to purchase more of these stocks for the Portfolio at successively lower prices throughout the year. In retrospect, we believe our purchasing decisions were premature, and the overall effect was severely negative in 1998. As industry fundamentals shift and Asian economies begin to stabilize, we believe the Portfolio's strong commitment to energy stocks should be rewarded.

WHAT OTHER SIGNIFICANT PURCHASES DID YOU MAKE FOR THE PORTFOLIO IN 1998?
In the third quarter of 1998, we increased the Portfolio's HMO stock exposure with the initial purchase of United Healthcare stock at what we believed to be bargain basement prices, considering excellent management, strong financial characteristics, and stock repurchases by the company. We bought the stock in the mid-$30 range and it has been up ever since, so we believe both the selection and timing were positive for the Portfolio.

A stock we bought that didn't work out as well was Toys "R" Us. Although the company met all of our deep-value disciplines, management of the company failed to deliver on their promises. Earnings have been disappointing and a promised restructuring has not been successful to date. Although the Portfolio still holds the stock, we're watching the situation closely.

WHAT OTHER SECURITIES DID YOU SELL DURING THE YEAR?
One of the Portfolio's successful sales was its position in Ford Motor. We purchased the stock for the Portfolio at an attractive price and sold it in July at a substantial profit. At the time, we believed the auto sector was fully valued, and the stock did decline after we sold it. So we believe the sale was positive for the Portfolio.

A less successful sale was the stock of Coltec Industries, a leading aerospace and industrial manufacturing company. When we purchased the stock for the Portfolio, we thought the company was an excellent value and might be a takeover target. Although we were right on both counts, offers from two potential acquirers failed to come close to our original cost. In December, we decided to cut our losses by selling the shares which had a negative impact on the Portfolio's performance, since we no longer believed that the management of the company was acting in the best interests of its shareholders.

On a more positive note, the Portfolio sold two deep value stocks, Lexmark International Group (a laser printer company) and Allegiance (a health care provider), when they reached the Portfolio's target values. The Portfolio sold Lexmark International Group in the third quarter for a 69% gain and Allegiance in July for a gain of 50%. These were two of the best performers in the Portfolio, and although both stocks rose after we sold them, they performed more like growth stocks than value candidates and were no longer appropriate holdings for the Portfolio.

WERE THERE OTHER SIGNIFICANT SALES DURING THE YEAR?
Yes. We sold Tenneco, an automotive parts and packaging company, as part of our decision to cut back on economically sensitive sectors, which was a positive move for the Portfolio as these sectors generally performed poorly, even though the Portfolio took a small loss on the stock. In September, we sold Crown Cork & Seal, a paper, glass, and plastic container company that was suffering from its exposure to Asia and South America. The company had lowered its earnings forecasts earlier in the year, and the Portfolio sold based on fears that they would do so again. Although we sold at a loss, the stock has continued to underperform, so our decision to sell was good in that it allowed the Portfolio to reinvest the assets more productively.

BESIDES LEXMARK INTERNATIONAL GROUP AND ALLEGIANCE, WHAT WERE THE PORTFOLIO'S BEST-PERFORMING STOCKS?
We already mentioned selling Ford Motor shares at a substantial profit, which made it the Portfolio's third-best performer. The Portfolio also profited from the sale of Echlin, an auto parts company, whose stock advanced dramatically when the company was acquired by Dana Corp., one of the world's largest supplier of automotive parts.

The Portfolio also earned a 49% return on US West, as it benefited from the reappraisal of the telecommunications group. Finally, the Portfolio's investment in the insurance giant CIGNA provided a 37% return, which contributed positively to the Portfolio's overall return.

WHAT ABOUT NEGATIVE PERFORMERS?
In a difficult market for value stocks, the Portfolio had more losers than winners. Perhaps the worst cases were two stocks that the Portfolio purchased on their restructuring potential. One was Venator Group, formerly known as Woolworth. We believe the name change confused the market, and the company shifted into athletic footwear as the Asian market had difficulties. The ensuing earnings disappointment was poorly received by investors, and Venator Group stock lost over half of its value in 1998.

Another failed restructuring candidate was Callaway Golf, a manufacturer of golf equipment, that simply failed to perform up to our expectations. The stock was purchased at a very cheap relative price, but continued to decline throughout the year, as Asian conditions worsened.

Union Pacific Resources Group was a leveraged company whose oil stock the Portfolio bought too early. The price declined 50% over the course of the year, and we have added to the Portfolio's position, believing the market will see the company's value when oil prices begin to stabilize.

Finally, Northwest Airlines, which is the principal air link between the United States and the Far East, had a dismal year when the Asian crisis hurt its sales and a labor strike reduced its profits. The Portfolio continues to hold the stock, believing its long-term potential will be realized as Asia stabilizes and the strike fades from recent memory.

AT YEAR-END, WHERE WAS THE PORTFOLIO OVERWEIGHTED AND UNDERWEIGHTED?
As of 12/31/98, the Portfolio was overweighted in financial services, energy, electric utilities, basic materials, and HMOs. We believe that the disparity between the prices of these stocks and their earnings potential gives them better prospects than the market as a whole. Since stocks in technology, pharmaceuticals, and consumer staples tend to have high prices and high price-to-earnings ratios, they don't fit our value disciplines and were underweighted in the Portfolio at the end of 1998. The Portfolio has not participated in the rise of Internet stocks, since they represent the exact opposite of what we look for in long-range investments.

WHAT IS YOUR OUTLOOK FOR VALUE STOCKS?
In 1998, the Federal Reserve Board Chairman described the stock market's performance as "irrational exuberance." When investors ignore basic fundamentals such as the relationships between price, company worth, cash flow, and earnings, we tend to agree with his assessment. Ultimately, however, we believe many investors will have to ask themselves if what they're buying is worth the cost. At that point, we believe value stocks will once again become desirable investments and that the Portfolio's deep-value approach will tend to provide attractive returns.

We believe we have already seen the beginnings of a global recession, with problems throughout Asia, Russia, and Latin America. We have already seen some stabilization in Asia and may see improvements in Latin America over time. We believe that as signs of economic strength return, more investors will begin to focus on stocks which represent value over time. Since value stocks have traditionally outperformed growth stocks over full market cycles, we see no reason to vary our approach or change our disciplines. Whatever changes the markets may bring, the Portfolio will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Denis Laplaige
Jeffrey A. Simon
Portfolio Managers
MacKay-Shields Financial Corporation

                            $10,000 INVESTED IN THE
                         MAINSTAY VP VALUE PORTFOLIO ON
                             5/1/95 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(3)
                                 [Line Chart]

                                                     VALUE PORTFOLIO                 S&P 500              CONSUMER PRICE INDEX
                                                     ---------------                 -------              --------------------
5/1/95                                                  10000.00                    10000.00                    10000.00
  1995                                                  11676.00                    12179.00                    12102.00
  1996                                                  14387.20                    14972.90                    10436.40
  1997                                                  17680.00                    19968.00                    10614.00
  1998                                                  16948.00                    25675.00                    10785.00

One Year:           -4.14%
Since Inception:
(5/1/95)            15.44%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(2) Standard and Poor's 500 Composite Stock Price Index(R) and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP BOND PORTFOLIO

1998 MARKET RECAP
- Global events dominated the fixed income markets in 1998. Fixed income securities with the slightest hint of credit risk experienced spread pressure, and liquidity became the principal concern of investors.
- The Federal Reserve Bank eased monetary policy three times during the course of the year. The Fed took these actions in an effort to provide liquidity to the market and allay fears regarding a global financial crisis.
- The market experienced a significant rally for the year. The five-year U.S. Treasury note declined 116 basis points.

1998 PORTFOLIO RECAP
- For the year-ended 12/31/98, the Portfolio had a return of 9.12%, outperforming the average portfolio in its Lipper(1) peer group (Corporate Debt A Rated), which returned 8.07%.
- The Portfolio ranked seventh out of 30 funds (top 23.3%) in its Lipper variable product universe.
- Market risk was limited by maintaining a relatively neutral duration posture throughout the year.
- An average investment portfolio quality of at least AA- was maintained throughout the year, limiting credit risk.

MANAGEMENT DISCUSSION AND ANALYSIS
Early in 1998, the bond market exhibited surprising stability. This stability was the result of two opposing forces, severely weakened foreign economies countered by a domestic economy which continued to exhibit strength. As the year progressed, a series of global events led to a significant flight to quality trade. This created a tremendous demand for liquid, high quality securities. Concerns about defaults in Russia, its contagion effect on other emerging markets, the continued banking crisis in Japan along with hedge fund liquidations put enormous downward pressure on risk assets. In late September, the Federal Reserve Bank initiated a series of interest rate cuts in an effort to provide calm to the markets. The Federal Reserve actions proved effective, as risk asset classes regained stability in the fourth quarter.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S POSITIVE PERFORMANCE?
The conservative nature of the Portfolio aided it greatly in 1998. The Portfolio's high overall credit quality insulated it from the extreme spread pressure experienced by portfolios with a higher concentration of risk assets. The Portfolio had minimal exposure to sectors most adversely affected by the global financial crisis such as high yield and emerging markets.

WHAT WAS YOUR PRIMARY STRATEGY DURING 1998?
The Portfolio shifted assets from the corporate and mortgage sectors to the U.S. Treasury sector. We took these actions to take advantage of the flight to quality trade and to reduce the Portfolio's credit and call risk. The Portfolio's investments credit quality improved from AA- to AA+ during the course of the year.

WHERE DO YOU PERCEIVE RISK IN THE PORTFOLIO?
If risk asset classes such as emerging market debt and high yield rebound in 1999, our underweighting in these sectors could hamper our performance relative to our peer group. The Portfolio's investments overall credit quality and structure continues to be consistent with our long-term conservative approach to managing the Portfolio. However, if we see value in riskier asset classes during the course of the year, we will make Portfolio adjustments to take advantage of these opportunities.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN 1999?
The Federal Reserve's interest rate cuts in 1998 have lowered, but not eliminated, the risk of a pending recession. The robust stock market along with recent economic strength should keep the Federal Reserve on hold in the early part of the year. With spreads at historically wide levels, we see an opportunity in the corporate bond market.

Trepidation about global economies such as Brazil, along with the Y2K issue and a potential stock market correction, could put the Federal Reserve back in the easing mode later this year.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Joseph DePasquale
Portfolio Managers
New York Life Insurance Company

                            $10,000 INVESTED IN THE
                    MAINSTAY VP BOND PORTFOLIO ON 1/23/84 VS
                     MERRILL LYNCH CORPORATE AND GOVERNMENT
                MASTER INDEX(2) AND THE CONSUMER PRICE INDEX(3)

                                 [Line Chart]

                                                MERRILL LYNCH CORPORATE
                                                 AND GOVERNMENT MASTER
                                                         INDEX                  BOND PORTFOLIO          CONSUMER PRICE INDEX
                                                -----------------------         --------------          --------------------
1/23/84                                                  10000.0                     10000.0                     10000.0
 1984                                                    11028.0                     11422.0                     10365.0
 1985                                                    13370.4                     13583.0                     10758.9
 1986                                                    15532.3                     15706.1                     10877.2
 1987                                                    17637.0                     16035.9                     11359.1
 1988                                                    17390.0                     17273.9                     11861.1
 1989                                                    19396.9                     19714.7                     12412.7
 1990                                                    20948.6                     21388.4                     13171.1
 1991                                                    24390.5                     24787.1                     13574.1
 1992                                                    26373.4                     26690.7                     13967.8
 1993                                                    29380.0                     29642.7                     14351.9
 1994                                                    28384.0                     28673.4                     14735.1
 1995                                                    33581.1                     34138.5                     15065.2
 1996                                                    34269.5                     35132.0                     15563.8
 1997                                                    37576.5                     38567.9                     15828.4
 1998                                                    42243.0                     41004.0                     16083.0

One Year:            9.12%
Five Years:          6.89%
Ten Years:           8.96%
Since Inception:
(1/23/84)           10.02%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

1998 MARKET RECAP
- International economic weakness caused U.S. corporate profit growth to decelerate.
- Global recession fears prompted three interest rate cuts by the Federal
  Reserve.
- The market saw strong inflows into mutual funds and increased demand for U.S. equities by foreigners.
- Record levels of merger and acquisition activity helped boost equity valuations.

1998 PORTFOLIO RECAP
- For the year ended 12/31/98, the MainStay VP Growth Equity Portfolio returned 26.59%.
- The Portfolio outperformed the Lipper(1) Variable Products growth fund average of 24.94%.
- The Portfolio benefited from its holdings of technology stocks, which generated extremely strong returns throughout the year.
- The Portfolio's health care and consumer holdings also provided substantial gains in 1998.

MANAGEMENT DISCUSSION AND ANALYSIS
The main issue facing investors in 1998 was the debate over the impact of economic problems of emerging markets on the U.S. economy and financial markets. The market's perception of emerging market problems grew from being a non-event early in the year to a full-scale crisis by the end of the third quarter. Fortunately, the Federal Reserve and foreign central banks were able to enact a coordinated round of global interest rate cuts. The easing of money supply provided liquidity for the financial markets and enabled investor confidence to return.

The market was also impacted by several favorable liquidity factors in 1998. Mainly, foreign investment into the U.S. equity market was at record levels as international investors sought out the world's strongest economy in a time of global economic uncertainty. In addition, over a billion dollars of merger and acquisition activity helped enhance equity valuations while shrinking supply. Finally, individual investor demand remained robust as the public continued to invest through mutual funds.

Market performance was narrow once again in 1998 as larger capitalization issues outperformed smaller capitalization issues by a wide margin. While the S&P 500 Index(2) was up 28.6% in 1998, the median stock in the index returned approximately 7.0%. These figures point to the fact that investors wanted to place their money in larger issues with consistent earnings growth.

CAN YOU DISCUSS THE MAINSTAY VP GROWTH EQUITY PORTFOLIO'S PERFORMANCE?
For the year-ended 12/31/98, the MainStay VP Growth Equity Portfolio had a total return of 26.59%. Once again this placed us ahead of the Lipper Variable Products growth fund average return of 24.94%. This marked the sixth time in the last seven years that we have outperformed the Lipper Variable Products growth fund average.

WERE THERE ANY MAJOR EVENTS IN 1998, WHICH CAUGHT YOU BY SURPRISE? HOW DID YOU REACT?
A major surprise of 1998 was not that the Federal Reserve began lowering interest rates in October but the aggressiveness they displayed in doing so. Earlier in the year, there were many conflicting signals on the direction of the economy. The Federal Reserve chose to retain a neutral posture. However, as it became clear that emerging market problems were starting to affect the U.S. economy and financial markets, the Federal Reserve had no other option than to lower interest rates. Another surprise was the speed in which the equity market responded to the Federal Reserve's easings. The old saying "Never fight the Fed" really held in the fourth quarter of 1998.

We responded to the Federal Reserve's action by quickly moving more cash into the market, although the Portfolio kept a higher position in cash than normal given our concerns about the tenacity of the market rally. We decided to increase the Portfolio's technology holdings as they appeared to have the best relative growth prospects in the market while also focusing on certain companies such as United States Filter which saw its stock price inordinately hurt by the third quarter's correction.

WHAT WERE THE PORTFOLIO'S BEST OVERALL PERFORMERS IN 1998?
The Portfolio's best overall performers were mainly technology issues. This comes as no surprise as this sector was the equity market's performance leader by a wide margin. In particular, Internet related stocks were the best performers. America Online was by far the Portfolio's best performing stock of the year with an astonishing return of 586%. The stock appreciated as many investors began to believe in the viability of the Internet. Despite the fact that America Online is one of the few Internet companies with operating profits, we are somewhat concerned with the valuation of the stock and the Portfolio has taken some gains as its stock price has moved up. The stock of EMC was another strong performer with a return of 209% for the year.

Cisco Systems stock continued to display strong gains in 1998 with a return of 149%. The company continues to be a preeminent provider of networking and communications equipment.

WHAT WERE THE PORTFOLIO'S WORST OVERALL PERFORMERS IN 1998?
The Portfolio's worst performing stocks were its holdings of Halliburton and Schlumberger which were both down approximately 41% for the year. Both companies are involved in the oil drilling and equipment industry, which has fallen on tough times of late with the severe downturn seen in energy prices. Unfortunately, we underestimated the effect that falling energy prices would have on these stocks. Currently, we view each of these stocks as value holdings while we await a turnaround in the energy sector. Another stock that negatively impacted the Portfolio was Equifax, which decreased 11%. The company, a provider of credit information, pre-announced an earnings disappointment in late December, which caused a steep decline in the price of the stock. The adverse reaction was a result of operating problems in the company's European operations which interrupted the company's record of consistent earnings growth.

CAN YOU GO OVER SOME OF THE BEST DECISIONS YOU MADE?
The best decision we made was to keep the Portfolio with a growth stock orientation, which proved most beneficial as growth stocks continued to outperform value stocks by a wide margin. We also let the Portfolio's cash position build up during the summer correction, which helped offset some potential losses. In particular, we were timely in lowering the Portfolio's exposure to the financial sector at that time. Another decision which proved beneficial was increasing the Portfolio's technology exposure in late November. This was a timely call as this sector surged in the month of December. The Portfolio's three new holdings that month, Sun Microsytems, Texas Instruments and Hewlett-Packard were positive contributors to year-end results.

WHAT WERE SOME OF THE WORST DECISIONS YOU MADE?
Probably one of the worst decisions was not having a higher weighting in technology holdings. While the Portfolio was moderately overweighted in technology throughout the year, it would have benefited to a greater extent with a higher weighting. In addition, the Portfolio's investment position in the energy sector, while underweighted, was too high. In particular, the Portfolio's oil service positions were especially weak performers. While the Portfolio's holdings in this sector did not perform up to our expectations, the relative performance was exacerbated by the extremely strong performance of the equity market in the fourth quarter.

WERE YOU SIGNIFICANTLY OVERWEIGHTED OR UNDERWEIGHTED IN ANY SECTORS?
The Portfolio does not significantly overweight or underweight any major market sectors as we manage the Portfolio as a relatively sector balanced portfolio. We keep the Portfolio's sector weightings between 0.5 times and 1.5 times the appropriate S&P 500 sector weighting. The Portfolio's sector weightings have been an important component in its excellent performance. These weightings are determined from our global outlook on the macroeconomic environment.

WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?
We remain somewhat optimistic on the equity market, but with some reservations. Our optimism is based primarily on our positive outlook for low inflation and interest rates. However, corporate earnings growth should be restrained in the 5-7% range. In such an environment, we expect traditional growth stocks to continue to lead the market.

Our positive stance on the market could be seriously tested by the potential problems resulting from the Y2K or millenium bug, which could seriously impact our economy if remediations are not completed by year-end. We will closely monitor the progress of the government and business community in regard to their Y2K compliance.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
                           ON 1/23/84 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(3)
                                 [LINE CHART]

                                                 GROWTH EQUITY PORTFOLIO             S&P 500              CONSUMER PRICE INDEX
                                                 -----------------------             -------              --------------------
1/23/84                                                 10000.00                    10000.00                    10000.00
 1984                                                    9824.00                    10755.00                    10365.00
 1985                                                   12162.10                    14199.80                    10758.90
 1986                                                   12648.60                    16833.90                    10877.20
 1987                                                   13035.60                    17712.60                    11359.10
 1988                                                   14791.50                    20691.90                    11861.10
 1989                                                   18632.90                    27216.00                    12412.70
 1990                                                   17535.40                    26350.60                    13171.10
 1991                                                   23472.90                    34405.90                    13574.10
 1992                                                   26423.50                    37051.80                    13967.80
 1993                                                   30046.10                    40753.20                    14351.90
 1994                                                   30406.70                    41278.90                    14735.10
 1995                                                   39273.30                    56791.50                    15065.20
 1996                                                   48895.20                    69829.60                    15563.80
 1997                                                   61975.00                    93111.00                    15828.40
 1998                                                   78454.00                   119723.00                    16083.00

One Year:           26.59%
Five Years:         21.16%
Ten Years:          18.16%
Since Inception:
(1/23/84)           14.78%

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not reflective of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP INDEXED EQUITY PORTFOLIO

1998 MARKET RECAP
- The U.S. economy continued to expand in a favorable environment of generally solid corporate earnings growth, low interest rates, and extraordinarily tame inflation.
- In the third quarter, however, the Russian economic collapse, a weakening economic outlook in Latin America and ongoing economic woes in Asia combined with lower corporate profits and expectations of slower growth in the U.S., caused equity markets to tumble.
- Fears of global recession and financial market instability prompted the Federal Reserve Board to move to lower interest rates 0.25% three separate times beginning in late September, providing an enormous psychological boost that set the stage for the equity markets' unexpectedly speedy rebound in the fourth quarter.

1998 PORTFOLIO RECAP
- For the one-year period ended 12/31/98, the MainStay VP Indexed Equity Portfolio returned 28.49%.
- The Portfolio closely tracked the S&P 500 Index's(1) return of 28.58% and exceeded the 14.52% return of the Lipper(2) general equity average for the one-year period ended 12/31/98.
- Buoyed by positive investor sentiment toward their higher liquidity and relative safe haven status, the large-capitalization stocks of which the Portfolio is composed outperformed their mid- and small-capitalization counterparts, the S&P 400 Mid Cap(3) and S&P 600 Small Cap(4) Indices by a wide margin.
- The Portfolio outperformed the average Lipper Variable Products S&P 500 Index objective portfolio, which returned 28.25% for the one-year period ended 12/31/98.

MANAGEMENT DISCUSSION AND ANALYSIS
Overall in 1998, tame inflation and a corresponding drop in interest rates had an impact on stock prices, with the S&P 500 Index gaining 28.58% for the one-year period ended 12/31/98. Against a backdrop of above-average corporate productivity, falling producer prices (i.e. the cost of raw materials), and heavy consumer spending, the market for large-capitalization stocks managed to post its fourth consecutive annual gain in excess of 20%. Giant mergers among the telecommunications, financial services, and heavy industry sectors made headlines throughout the year.

During the first six months of the year, the S&P 500 climbed even as volatility increased, crossing the 1,000 mark for the first time in February 1998. As fears of a tightening by the Federal Reserve Board mounted during the second quarter, the markets began a roller-coaster ride of volatility that began in April and continued through June. Lower corporate profits, expectations of slower U.S. corporate growth, and the General Motors strike helped to push stocks to tumble in a July sell-off. Bad news continued in August, as Russia devalued its currency and defaulted on its domestic debt; weak commodity prices helped to dampen the economic outlook for Latin America; and ongoing economic instability in Asia generally impacted markets worldwide. Declining consumption in these geographic regions and their ability to export to the U.S. less expensively, put considerable downward pressure on corporate profitability. An impending credit crunch, political infighting, and the collapse of a high profile hedge fund only added to investor concerns. The result of all this -- the S&P 500's return in August was one of the ten worst since the Index's inception on 12/31/25.

The S&P 500 Index scored tremendous gains early in September, which helped it to quickly recover more than half of its August losses before faltering toward the end of the month. Frustrated by a smaller-than-expected 0.25% interest rate cut by the Federal Reserve Board at the end of September, the markets tumbled once again, only to roar back as the Federal Reserve rapidly cut rates 0.25% twice more in the fourth quarter. This demonstrated commitment to maintain global financial stability -- along with a lack of panic amongst small market investors after the summer plunge -- was all the markets needed to spark a powerful rally that fueled the strongest fourth quarter returns in some twenty years for most of the major U.S. large-cap equity indices. The quarter was led by the technology sector in general and Internet-related stocks in particular.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP INDEXED EQUITY PORTFOLIO PERFORM IN 1998?
The MainStay VP Indexed Equity Portfolio returned 28.49% for the year-ended 12/31/98, outperforming the average Lipper Variable Products S&P 500 Index objective portfolio which returned 28.25% for the same period.

DID THE PORTFOLIO'S COMPOSITION CHANGE OVER THE YEAR?
Yes. The S&P 500 Index is not static. Mergers, acquisitions, spin-offs, and the success and failure of some companies can impact which companies are included in the Index -- and their relative weightings. During 1998, there was an abundance of corporate giant mergers that changed the composition of the S&P 500 Index, and thus the Portfolio. Specifically, at year-end, there were 48 changes to the Index, over 75% of which were due to mergers and acquisitions.

WHICH WERE THE PORTFOLIO'S MOST SIGNIFICANT PURCHASES AND SALES DURING THE ANNUAL PERIOD?
All purchases and sales were executed in an attempt to invest in stocks in the same proportions as they are represented in the Index. Significant purchases included securities of America Online, General Electric, Microsoft, Coca-Cola, Exxon, Intel, AT&T, Merck, Pfizer and Safeway. Significant sales included securities of Amoco, Chrysler, General Re, General Electric, MCI WorldCom, Exxon, International Business Machines, Microsoft, and Intel.

WHICH OF THE PORTFOLIO'S INDIVIDUAL STOCKS SHOWED THE BEST PERFORMANCE DURING 1998?
America Online generated the single highest gain for the year, rising 586%. Other strong performers included Dell Computer, up 249%; Apple Computer, up 212%; EMC, up 210%; Lucent Technologies, up 175%; Ascend Communications, up 168%; Providian Financial, up 149%; Unisys, up 148%; and Compuware, which rose 144%.

WHICH INDIVIDUAL STOCKS RECORDED THE WORST PERFORMANCE DURING 1998? Harnischfeger Industries was the worst-performing stock in the S&P 500, with a decline of 71%. IKON Office Solutions fell 70%; Rowan fell 68%; Case was down 64%; and Union Pacific Resources Group declined 63% for the year.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Stocks are inherently risky investments. While they historically have provided investors with attractive returns and outperformed all other major asset classes over the long term, investors must be aware that over shorter periods of time, their prices may fluctuate in value, often dramatically.

The objective of the MainStay VP Indexed Equity Portfolio is to provide investment results that correspond to the total return performance of its benchmark index, the S&P 500 (reflecting reinvestment of dividends). As a result, we do not respond to nor evaluate changing market and economic conditions. Nor do we manage according to a given outlook for the equity markets or the economy in general.

However, it seems unlikely that stock market returns can continue at the levels we have seen in recent years. As 1998 has once again proven, equity markets are unpredictable, particularly in the short term, and no one can know with absolute certainty whether the markets will rise or fall in 1999. That's why we feel it is important for investors to keep focused on their long-term goals despite short-term volatility.

James A. Mehling
Portfolio Manager
Monitor Capital Advisors, Inc.

                            $10,000 INVESTED IN THE
                    MAINSTAY VP INDEXED EQUITY PORTFOLIO ON
                             1/29/93 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(5)

                                 [LINE CHART]

                                                 INDEX EQUITY PORTFOLIO              S&P 500             CONSUMER PRICE
                                                 ----------------------              -------                  INDEX
                                                                                                         --------------
1/29/93                                                 10000.00                    10000.00                    10000.00
   1993                                                 10853.00                    11008.00                    10275.00
   1994                                                 10935.50                    11149.00                    10549.30
   1995                                                 14969.60                    15338.80                    10785.60
   1996                                                 18325.80                    18857.50                    11142.60
   1997                                                 24344.00                    25148.00                    11332.00
   1998                                                 31280.00                    32336.00                    11515.00

One Year:           28.49%
Since Inception:
(1/29/93)           21.23%
Five Years:         23.58%

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

(3) S&P 400 Mid Cap Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

(4) S&P 600 Small Cap Index is an unmanaged capitalization-weighted index that measures the performance of selected stocks with small market capitalization.

(5) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Unlike other portfolios that generally seek to beat market averages, often with unpredictable results, index portfolios seek to match the return of their respective indexes.

AMERICAN CENTURY INCOME & GROWTH PORTFOLIO(1)

DURING THE PERIOD YOU MANAGED THE PORTFOLIO, WHAT WERE THE MOST SIGNIFICANT FACTORS THAT INFLUENCED THE SPECIFIC MARKET IN WHICH YOUR PORTFOLIO OPERATED?
In a year dominated by narrow market leadership and dramatic volatility, U.S. stock performance was widely divergent but generally positive in 1998. After steamrolling to all-time highs in the first half of the year, the stock market entered one of its most volatile periods since the end of World War II. A series of financial crises in Asia, Russia and Latin America wreaked havoc on market psychology, and wide day-to-day swings became common.

Between mid-July and the end of August, the S&P 500(2) fell almost 20%.

The market's decline and subsequent rebound provided a tangible lesson about long-term investing and staying the course. Those who panicked and sold their stock holdings in August or September missed the opportunity to recoup their losses, while patient investors were rewarded by year-end.

SIZE MATTERED
On the face of it, the solid returns of many stock indices suggest that it was another great year for equities. However, index performance was deceptive -- the robust returns of a handful of large, blue-chip companies masked price declines in the rest of the market. The vast majority of the 9,000 stocks traded in the U.S. began to decline earlier -- and fell further -- than the major market indices.

For example, the 25 largest stocks in the S&P 500 returned 66%; the remaining 475 returned just 5%.

Small-company stocks repeatedly lagged the shares of larger companies, peaking earlier in the year and suffering more during the market decline in the third quarter of 1998. Despite better values and faster earnings growth than most large-company stocks, small-company stocks were ignored as investors favored the shares of large, seasoned, well-known companies that they could buy or sell at a moment's notice.

One notable exception to this general trend was the speculative focus on Internet stocks. Huge demand for "Net-related businesses" -- many of which have yet to turn a profit -- pushed their stock prices to dizzying heights.

CHASING GROWTH
Another major market trend was the significant outperformance of growth stocks over value stocks. Growth stocks are those whose earnings are growing at a faster rate than the overall market. They tend to have high price/earnings (P/E) ratios because investors are willing to pay high prices for their earnings growth. In contrast, value stocks are those considered to be relatively inexpensive, so they tend to have low P/E ratios.

The economic crises in various parts of the world caused concerns about weaker profits for U.S. corporations. As a result, there was heavy demand for big-name stocks with relatively stable earnings growth, while investors punished stocks that failed to meet earnings expectations.

INDUSTRY WINNERS AND LOSERS
U.S. stock returns varied widely by industry. Telecommunications stocks were among the big winners, posting huge returns for the year. Substantial merger activity -- especially among long-distance carriers and regional Bell operating companies -- helped boost stock prices, and more open competition in local and long-distance markets enabled many firms to expand their domestic services.

Retail firms were very successful in 1998. Strong consumer spending throughout the year led to increased profits for many retailers, such as Wal-Mart Stores and Home Depot. In addition, products made in Asia cost less because of the currency weakness in the region.

While some technology companies were hurt by weak demand in Asia, a number of large technology stocks like Microsoft and Dell Computer more than made up for Asian losses with strong demand in the U.S. and Europe.

On the downside, many financial services stocks suffered sizable overseas losses when the problems in Russia and Latin America were most severe. As a result, these stocks were among the primary casualties when the market went into a tailspin in August, though many recovered in the fourth quarter.

Energy stocks and others that depend on natural resources also struggled. Commodity prices declined dramatically in 1998, and that hurt profit margins for many of these companies.

HOW WAS THE PORTFOLIO AFFECTED BY THE SIGNIFICANT FACTORS JUST MENTIONED? WHAT ACTIONS DID YOU TAKE AND WHAT WAS THE FINAL RESULT?
By and large, it was a pretty good year for the Portfolio. The Portfolio benefited from large-cap stocks in the pharmaceutical, telecommunications and computer software industries. An underweighted position in energy stocks was another positive factor. Falling oil and commodities prices hurt this sector of the market, so the underweighted helped limit the negative impact on Portfolio performance.

The Portfolio held the stocks of companies that were, on average, smaller than those in the S&P 500. This was a negative factor since larger-company stocks outperformed smaller stocks. In addition, the Portfolio has more of a value component than the index does, and in 1998, growth stocks beat value stocks by a wide margin. The most significant negative impact on performance, however, came from the Portfolio's overweighting in financial services stocks, which suffered substantial losses in the third quarter.

Despite staggering price declines in the financial services sector during the third quarter, the Portfolio did not give up on them. Management felt that the financial stocks in the Portfolio were good, quality companies that were "guilty by association" -- investors were punishing the whole sector without even looking at the individual companies. Management thought that the market overreacted dramatically and that many of these stocks took more of a beating than they deserved, so the Portfolio held onto them.

The Portfolio did trim the position slightly late in the year, but remained overweighted in financial stocks, especially banks like First Union and Chase Manhattan. Investor confidence in the banking sector revived in the fourth quarter, and these stocks bounced back with strong returns.

WHAT WERE SOME OF THE SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM? HOW DID THEY AFFECT THE PORTFOLIO'S PERFORMANCE?
The Portfolio added to positions in Intel, Ford Motor, and AT&T during the period. All three added positively to the Portfolio returns with AT&T and Intel being two of the top four contributors to performance.

Ford Motor benefited from strong consumer spending throughout the period. AT&T appreciated from the relatively strong telecommunications market, steady earnings, and expanding services. Intel, a huge semiconductor company, produced revenues and earnings that continued to outpace analyst's expectations.

DURING THE PERIOD WHICH YOU MANAGED THE PORTFOLIO, WHICH SECURITIES CONTRIBUTED MOST POSITIVELY TO THE PORTFOLIO'S PERFORMANCE? WHY DID THEY DO SO WELL?
One beneficial position was an overweighting in the stocks of big technology companies. Microsoft, a core holding since inception, produced great returns. Modest holdings in high-flying Internet firms such as America Online and Yahoo! also boosted the Portfolio's performance. Technology stocks were among the market leaders for the period.

Another overweighted sector that enhanced the Portfolio's returns was telecommunications. Long-distance and local-service phone companies -- such as holdings AT&T and BellSouth -- produced steady earnings and benefited from services expansion and heavy merger activity. The mania for Internet stocks also lifted share prices because of the wireless and Internet franchises held by many telecommunications companies.

The Portfolio maintained a large position in pharmaceutical stocks, with a slight overweighting at year-end, because it is the largest industry in the S&P 500, the Portfolio's benchmark. Holdings in large companies like Schering-Plough and Merck are useful as "risk reducers" -- their steady revenues and earnings growth typically give them less price volatility than the overall market. The larger drug companies also have relatively high dividend yields, which benefit the Portfolio's income component.

DURING THE PERIOD WHICH YOU MANAGED THE PORTFOLIO, WHICH SECURITIES IN THE PORTFOLIO WERE THE WORST PERFORMERS? WHAT WAS THEIR RETURN? WHAT WERE THE REASONS FOR THEIR UNDERPERFORMANCE? DO WE STILL OWN THESE SECURITIES? WHY? Morgan Stanley Dean Witter, Bankers Trust, and Citigroup, all financial services companies, were down for the period and affected performance negatively. In the third quarter, the collapse of Russia's currency and financial markets resulted in losses at many investment firms, and a general slowdown in economic growth worldwide led to concerns about the U.S. economy's strength. Losses at several high-profile hedge funds -- private, often-speculative funds for large investors -- added to the damage because many financial companies did business with them. In the end, the entire financial sector suffered, with many stocks falling 40% or more in the third quarter. As mentioned previously, management thought that the market overreacted dramatically and that many of these stocks took more of a beating than they deserved. As of 12/31/98, the Portfolio still held small positions in Morgan Stanley Dean Witter and Citigroup.

WHAT WERE THE PORTFOLIO'S SIGNIFICANT SECTOR OVERWEIGHTS AND UNDERWEIGHTS DURING THE PERIOD? WHY? HOW DID THIS AFFECT PERFORMANCE? HOW IS THE PORTFOLIO CURRENTLY POSITIONED?

Relative to the S&P 500, the Portfolio's benchmark, the Portfolio was overweighted in the following industries: computer software, computer hardware, telecommunications, and financial services. With the exception of the last group, all these groups contributed to positive performance during the period.

An underweighted position in energy stocks was another positive factor. Falling oil and commodities prices hurt this sector of the market, so the underweighting helped limit the negative impact on the Portfolio's performance.

The Portfolio remains fully invested in a diversified portfolio of U.S. stocks. The Portfolio still favors telecommunications and technology stocks, and they remain among the biggest portfolio holdings. Although financial services stocks are vulnerable to further trouble overseas, the Portfolio is maintaining positions in banking and brokerage stocks they feel are strong, growing companies.

The Portfolio is underweighted in large-cap growth stocks, maintaining a bias toward value stocks and smaller-company stocks compared with the Portfolio's benchmark. This should enhance Portfolio performance if the economy strengthens.

John Schneidwind
Kurt Borgwardt
Portfolio Managers
American Century Investment Management Inc.

                            $10,000 INVESTED IN THE
                 AMERICAN CENTURY INCOME & GROWTH PORTFOLIO ON
                             5/1/98 VS S&P 500, AND
                          THE CONSUMER PRICE INDEX(3)

                                 [Line Chart]

                    AMERICAN CENTURY        S&P 500        CONSUMER PRICE
                    INCOME & GROWTH         -------             INDEX
                    ---------------                        --------------
5/1/98               10,000                  10,000            10,000
12/31/98             11,171                  10,960            10,084

Since Inception:
(5/1/98)         9.60%

(1) American Century Income & Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. American Century Investment Management Inc. serves as sub-advisor to this Portfolio.
(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

DREYFUS LARGE COMPANY VALUE PORTFOLIO(1)

DURING THE PERIOD WHICH YOU MANAGED THE PORTFOLIO, WHAT WERE THE MOST SIGNIFICANT FACTORS THAT INFLUENCED THE SPECIFIC MARKET IN WHICH YOUR PORTFOLIO OPERATED?
The Dreyfus Large Company Value Portfolio commenced operations on May 1, 1998. During this abbreviated 8-month period ended December 31, 1998, the U.S. stock market moved through a series of contrasting phases. There was strength during most of the early part of the period, as stocks continued to recover from the Asian-induced sell-off that occurred during the fourth quarter of 1997. By mid-July, as large company security valuations either neared or exceeded all-time highs, there was a sharp U.S. stock market decline sparked by the implosion of the Russian financial markets. The U.S. stock market declined again in late September due in part to the collapse of a major U.S. hedge fund. Finally, there was a strong market rally from mid-October until the end of the year in response to the Federal Reserve Board's lowering of short-term interest rates.

Large company value stocks underperformed large company growth stocks during 1998. The difference was the greatest since separate value and growth indices were first officially calculated in 1977.(2) Looking back even further in history to unofficial value and growth breakdowns since the 1920's, there appears to never have been such a wide advantage by growth over value.

HOW WAS THE PORTFOLIO AFFECTED BY THE SIGNIFICANT FACTORS JUST MENTIONED? WHAT ACTIONS DID YOU TAKE AND WHAT WAS THE FINAL RESULT?
After commencing operations, the Portfolio was fully invested in fairly short order so that it could participate fully in the positive market environment. During the mid- and late-summer stock market corrections, the Portfolio was quickly and aggressively repositioned out of industries that were fundamentally impacted by the events (money center banks, for example), and into industries which were not fundamentally impacted (regional banks and insurance companies, for example). As valuations bottomed, and as it became clear that the fundamental impact from the summer's events was minimal, we rebalanced industry exposure (repositioning into money center banks, for example).

The Portfolio returned 2.83% for the 8-month annual period compared to 0.75% for the Wilshire Large Company Value Index(3), a favorable comparison. Given that there are a number of securities of size in the large company value index that currently exceed our valuation disciplines, this performance should be considered impressive. It was achieved with reasonably valued securities in a low risk style of investing.

WHAT WERE SOME OF THE MOST SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM (CATALYSTS, ETC.)? HOW DID THEY AFFECT THE PORTFOLIO'S PERFORMANCE?
International Business Machines (IBM) has made a remarkable comeback, both in its operations and in its stock price, since mid-1993 when the stock hit a split adjusted low of nearly $20 per share. When it was purchased for the Portfolio, IBM's earnings yield (forecast earnings divided by current stock price) was greater than the yield on the 5-Year U.S. Treasury Bond, qualifying it as a value stock. The company also spends more money on research and development than any other technology company, which should bode well for its future. One of the better performers for the year, it remained a holding at year-end.

Aluminum Co. of America, an underperforming security on a relative basis for the year, was purchased during September. Not only did its forecast earnings relative to its current price qualify it as a value stock, the security also scored well on our multi-factor computer model that analyzes 21 different fundamental factors. As one of the few basic materials sector holdings in the Portfolio, this aluminum producer was initially buffeted by changes in investors' economic outlooks. In late 1998, the stock began to perform well, however, and the company announced strong earnings early in January 1999 which significantly improved the share price.

WHAT WERE SOME OF THE MOST SIGNIFICANT SALES DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM? HOW DID THEY FALL OUT OF OUR STYLE? HOW DID THEY AFFECT THE PORTFOLIO'S PERFORMANCE?
Several securities were sold by the Portfolio during the period when one of our sell disciplines was triggered. Often these securities had been significant winners for the Portfolio. Securities sold for valuation reasons included Allergan, ConAgra, Tyco International and American Home Products. Securities sold because of changes in company or industry fundamentals included IKON Office Solutions, BankBoston, Georgia-Pacific, Cooper Cameron and Crown Cork & Seal. Sales because of our stop loss rule included Meditrust, Bankers Trust, Tosco and Sears, Roebuck. We believe that, in total, security sales benefited Portfolio returns by reducing risk and by freeing up assets for new investments that further improved returns.

DURING THE REPORTING PERIOD, WHICH SECURITIES CONTRIBUTED MOST POSITIVELY TO THE PORTFOLIO'S PERFORMANCE? WHAT WAS THEIR RETURN? WHY DID THEY DO SO WELL?
The five best performing securities in the Portfolio during this performance period included Intel (total return approximately 66%), MCI WorldCom (55%), Bank of New York (54%), International Business Machines (53%), and Shaw Industries (45%). Intel and IBM benefited from a boom in technology stocks driven by a recovery in semiconductor demand. MCI WorldCom has the dominant data network, in particular for carrying Internet traffic, and the largest Internet service provider business. Bank of New York led the resurgence of financial stocks during the fall months given its lack of exposure to foreign economies. Shaw Industries announced several restructuring moves, including the exiting of the carpet retailing business.

DURING THE REPORTING PERIOD, WHICH SECURITIES IN THE PORTFOLIO WERE THE WORST PERFORMERS? WHAT WAS THE RETURN? DO WE STILL OWN THE SECURITIES? WHY?
The five poorest performing securities in the Portfolio during this performance period included Meditrust (total return approximately -40%), Bankers Trust (-39%), Tosco (-21%), DuPont (E.I.) De Nemours (-20%), and Sears, Roebuck (-16%). Only DuPont (E.I.) De Nemours remained in the Portfolio at the end of the year in order to provide some exposure to basic materials and in anticipation of restructuring moves at the company.

WHAT WERE THE BEST AND WORST DECISIONS YOU MADE FOR THE PORTFOLIO DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM AND HOW DID THEY AFFECT THE PORTFOLIO? The best decision for the Portfolio was to become fully invested in stocks as quickly as possible given the strength of the stock market.

The worst decision was to increase the Portfolio's weight in financial stocks during late July and early August. Financial securities were by far the best performing securities among value stocks during the first two and one-half months of the Portfolio's existence. We had been looking for market opportunities to increase the Portfolio's weight in the sector. After the July correction in financial stocks, we moved the Portfolio from about a 20% weight in financials to about 35%, this economic sector's weight in the Wilshire Large Company Value Index at the time. Unfortunately, the financial sector continued to correct and Portfolio performance was impacted. When financials rallied back during the fall months, however, the Portfolio continued to have this high level of exposure in the sector and fully participated in the recovery.

WHAT WERE THE PORTFOLIO'S SIGNIFICANT SECTOR OVERWEIGHTS AND UNDERWEIGHTS DURING THE PERIOD? WHY? HOW DID THIS AFFECT PERFORMANCE? HOW IS THE PORTFOLIO CURRENTLY POSITIONED?
The Portfolio's current strategy is to be positioned within each economic sector generally between the economic sector weights of the Standard & Poor's 500 Index(4) and the Wilshire Large Company Value Index. For example, financial stocks are currently about 16% and 32% of each of these indices, respectively. The Portfolio will, therefore, generally have between 16% and 32% of its total assets in financial stocks. We believe that, over time, being positioned within each economic sector between these two benchmarks better provides the Portfolio with the opportunity to outperform both indices over the long term.

In general, throughout the period, the Portfolio was slightly overweighted in healthcare, technology and consumer staples relative to the Wilshire Large Company Value Index. Underweighted positions were held in the utility sector.

WHAT IS YOUR OUTLOOK GOING FORWARD? WHAT SECURITIES/SECTORS ARE YOU FOCUSING ON? Historically high levels of valuation keep us cautious towards the Standard & Poor's 500 Index and its major growth stock component members. We remain optimistic, however, on financial assets in general, and especially toward value stocks. Eventually, investors will focus again on valuation when making investment decisions, and we would expect the Portfolio to benefit. Value investing would certainly appear to be today's prudent equity investment choice. We continue to find value in all sectors of the stock market.

Timothy M. Ghriskey
Portfolio Manager
The Dreyfus Corporation
                            $10,000 INVESTED IN THE
                     DREYFUS LARGE COMPANY VALUE PORTFOLIO
                          ON 5/1/98 VS WILSHIRE LARGE
                          COMPANY VALUE INDEX AND THE
                            CONSUMER PRICE INDEX(5)

                                 [Line Chart]

                                                  DREYFUS LARGE COMPANY        THE WILSHIRE LARGE
                                                     VALUE PORTFOLIO           COMPANY VALUE INDEX        CONSUMER PRICE INDEX
                                                  ---------------------        -------------------        --------------------
5/1/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                10283.00                    10075.00                    10084.00

Since Inception:
(5/1/98)             2.83%

(1) Dreyfus Large Company Value Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. The Dreyfus Corporation serves as sub-advisor to this Portfolio.
(2) Source: S&P Barra Index.
(3) Source: Wilshire Associates: The Wilshire Large Company Value Index is constructed using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-book and 25% forecast price-to-earnings ratio. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.
(4) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(5) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO(1)

DURING THE CURRENT REPORTING PERIOD, WHAT WERE THE MOST SIGNIFICANT FACTORS THAT INFLUENCED THE SPECIFIC MARKET IN WHICH YOUR PORTFOLIO OPERATED?
The global financial turmoil stemming from currency devaluation in Asia and Russia hit the U.S. equity markets particularly hard during the third quarter of 1998. As a result of such market turmoil, many U.S. and foreign investors sought refuge in U.S. dollars, U.S. Treasuries and, to the extent they were brave enough to stay invested in the equity markets, only the largest, most liquid U.S. companies. Almost every other investment category suffered as a consequence of the resulting flight to quality. The interest rate cuts by the Federal Reserve in September and October added liquidity to the market and had the desired effect of reducing the impact of the trouble overseas on the U.S. economy.

HOW WAS THE PORTFOLIO AFFECTED BY THE SIGNIFICANT FACTORS JUST MENTIONED, WHAT ACTIONS DID YOU TAKE AND WHAT WAS THE FINAL RESULT?
The Portfolio clearly benefited from the flight to quality trend both toward the end of the third quarter and throughout the fourth quarter. Performance was close to that of the S&P 500(2) during the third quarter (-12% vs. -10% for the S&P 500) and was very strong during the fourth quarter (25% vs. 21% for the S&P
500). Once the equity market volatility subsided somewhat in the fourth quarter, the overweighting of the Portfolio in the technology, healthcare and financial services sectors and its underweighting in the energy and consumer cyclical sectors also boosted relative performance.

WHAT WERE SOME OF THE MOST SIGNIFICANT PURCHASES DURING THE PERIOD YOU MANAGED THE PORTFOLIO?
MCI WorldCom is a global telecommunications leader with established operations in over 50 countries. We believe earnings are accelerating due to revenue and cost synergy from the recent merger.

Paychex is a leading provider of paychecks, earnings statements and internal accounting for small businesses. The company is a very consistent grower. Paychex also has a high degree of visibility as contracts are signed annually. We believe the future growth prospects are high, as the company has done a great job of leveraging its core customers and products.

Cardinal Health is one of the top three U.S. wholesalers of pharmaceuticals, surgical and hospital supplies and specialty pharmaceutical products. Aging demographics, HMOs and new products have increased drug volumes, which directly benefit wholesalers like this company. In our opinion, Cardinal Health has been a very consistent grower with potential upside due to earnings revisions.

EMC is the pioneer in the world of enterprise storage. Enterprise storage gives users the ability to centrally store data regardless of the operating platform. We believe EMC has a tremendous opportunity to accelerate earnings over the next two to three years.

WHAT WERE SOME OF THE MOST SIGNIFICANT SALES DURING THE PERIOD YOU MANAGED THE PORTFOLIO? WHY DID YOU MAKE THEM? HOW DID THEY FALL OUT OF OUR STYLE? HOW DID THEY AFFECT PORTFOLIO PERFORMANCE?
Gillette was sold during the third quarter because it lagged the U.S. stock market by more than 15% for the three months prior to its sale. Once a stock trails the market by 15% in any three month period, our sell discipline forces us to reexamine the original stock purchase thesis and to closely evaluate the future growth prospects for the company. This sell discipline stems from the belief that if a company trails the market to such an extent, the market is telling us that there is something happening with the company that needs to be closely scrutinized. After conducting such a reevaluation we may ultimately decide to hold onto a particular position, but this reevaluation discipline ensures that we remain in any such position only after very careful consideration. In the case of Gillette, the Portfolio's position was sold following our reevaluation because Gillette's 1999 projected earnings were reduced by Wall Street analysts and we did not see any near-term catalyst for incremental growth due to Gillette's heavy dependence on unpredictable international markets.(3)

Chase Manhattan Bank was sold due to its significant foreign exposure, particularly in emerging markets. We viewed this exposure as a risk to current and future earnings. In addition, we wanted to reduce the Portfolio's overall exposure to the financial services sector as this area came under tremendous pressure due to international market risk and a flat yield curve.

BankAmerica was also sold due to our concern about its international exposure and the prospects of a slowing economy. There was also some concern over the potential impact of the merger between NationsBank and Bank of America.

Peoplesoft was sold as the third quarter proved a far tougher quarter than feared given the following factors: macroeconomics, Y2K, competition, pricing and market saturation. Total revenue of $351 million and EPS of $0.17 met our expectations during the fourth quarter; however, the underlying growth of the business was weakening.

DURING THE PERIOD YOU MANAGED THE PORTFOLIO, WHICH SECURITIES CONTRIBUTED MOST POSITIVELY TO THE PORTFOLIO'S PERFORMANCE? WHAT WAS THEIR RETURN? WHY DID THEY DO SO WELL?
The securities which made the most significant contribution to the Portfolio's performance in the third quarter were Dell Computer (+42%), Schering-Plough (+13%) and Warner-Lambert (+9%). The average holding in the pharmaceutical/medical sector increased 4% for the third quarter versus a 10% decline in the S&P 500. This sector outperformed because it is one of the few areas that continued to experience robust growth even during the third quarter's economic uncertainty. The pharmaceutical sector tends to be somewhat defensive as people need their medications, pain relievers, etc. even in a declining economy.

Lucent Technologies (+60%) was the best performing stock for the fourth quarter. Retail stocks like Kohl's (+58%), Home Depot (+55%) and Wal-Mart Stores (+49%) also performed extremely well during the quarter as investors anticipated strong fourth quarter results from holiday sales.

DURING THE PERIOD YOU MANAGED THE PORTFOLIO, WHICH SECURITIES IN THE PORTFOLIO WERE THE WORST PERFORMERS? WHAT WAS THEIR RETURN? WHAT WERE THE REASONS FOR THEIR UNDERPERFORMANCE? DO WE STILL OWN THE SECURITIES? WHY?
The third quarter brought poor performance in the financial services sector, down an average of 15%, and consumer products, down an average of 23%. The financial services sector, which includes American Express (-32%) and Travelers Group (-38%), declined due to concerns over an anticipated economic slowdown and turmoil in foreign markets. The only financial stocks that performed well during the third quarter were Fannie Mae and Freddie Mac, which may have benefited from declining domestic interest rates which increase refinancings and create attractive interest rate spreads to help them grow their loan portfolios.

During the fourth quarter, healthcare stocks like Cardinal Health (+11%), Schering-Plough (+6%) and Warner-Lambert (0%) underperformed the 21% return for the S&P 500 for the quarter. This is not surprising, however, given how well this group performed during the difficult summer months.

We have kept most of the securities mentioned above, because we still believe they can provide reliable long-term returns. Since we employ a "bottom-up" style of investing, we focus on specific stocks rather than the economy or market cycle. We consistently follow our disciplined strategy by owning the highest quality growth stocks no matter which industries or sectors appear to be coming into or out of favor.

WHAT WERE THE BEST AND WORST DECISIONS YOU MADE FOR THE PORTFOLIO DURING THE PERIOD YOU MANAGED THE PORTFOLIO? WHY DID YOU MAKE THEM AND HOW DID THEY AFFECT THE PORTFOLIO?
The best decision made during the period was our decision to adhere to our discipline despite the tremendous volatility in the global financial markets and the temptation to seek refuge in cash and its equivalents. By remaining focused on large, blue chip companies with consistent earnings, the Portfolio was able to weather the volatile third quarter in good shape and was well-positioned for the fourth quarter rebound. The worst decision made during the period may have been an overreaction to the perceived impact of the international economic turmoil on the financial services sector. By reducing the Portfolio's exposure to the financial services sector in the third quarter, the Portfolio lost some of the benefit of the significant rebound in this sector during the fourth quarter.

WHAT WERE THE PORTFOLIO'S SIGNIFICANT SECTOR OVERWEIGHTS AND UNDERWEIGHTS DURING THE PERIOD? WHY? HOW DID THIS AFFECT PERFORMANCE? HOW IS THE PORTFOLIO CURRENTLY POSITIONED?
During both the third and fourth quarters, the communication, capital goods and consumer sectors were underweighted versus the S&P 500, while the Portfolio was overweighted in the technology, pharmaceutical/health care and financial service sectors. There was, however, a shift in the Portfolio during the third quarter, as we reduced our exposure in the financial services sector. This decision was made due to deteriorating fundamentals caused from global turmoil and an anticipated U.S. economic slowdown. There were no significant changes in the fourth quarter. Any changes in the Portfolio during the quarter were fundamentally "swaps" within the same sector.

The Portfolio was overweighted in the technology sector because the U.S. has the many of the advanced technology companies in the world. With the various breakthroughs in computer software and hardware, the

Internet and data storage, we believe this sector will continue to perform well in the long-term as companies are required to invest in new technology in order to remain competitive. The Portfolio was overweighted in the healthcare sector to take advantage of the increasing hospitalization/pharmaceutical needs of the baby boomer generation which will be living longer than previous generations and will, therefore, have ever-increasing hospitalization and pharmaceutical needs. Despite reducing the Portfolio's exposure to the financial services sector during the summer, we still remain somewhat overweighted in this area because the U.S. has many of the best capitalized and best managed banks, investment banks and insurance companies in the world. Given the increasing globalization of the world's capital markets, we believe these companies will continue to perform well in the long run.

The Portfolio's overweighted sectors, particularly its exposure to the pharmaceutical/health care sector, helped its performance during the period as it is one of the few areas that held up reasonably well even during the extreme volatility. The Portfolio continues to be positioned in a very similar manner.

WHAT IS YOUR OUTLOOK GOING FORWARD? WHAT SECURITIES/SECTORS ARE YOU FOCUSING ON? We have positioned the Portfolio to be more domestically focused and less exposed to potential further financial turmoil overseas. The Portfolio's investments are focused on companies that continue to exhibit a high degree of visibility and certainty in their earnings, which most securities from the technology, healthcare and financial services sectors have shown.

We remain confident that large company growth stocks will continue their market leadership as investors' preference is to own companies with certainty of earnings and relative earnings growth. In addition, a stable to declining interest rate environment is very favorable for growth stocks. Although we are optimistic about the relative performance of growth stocks, we are also expecting market returns that are below the 20+% returns that we have experienced the previous four years. Although we are confident in the projected earnings growth of the companies in the Portfolio for 1999, it is difficult to forecast a further expansion in P/E multiples from these historic valuations.

Kenneth W. Corba(4)
Portfolio Manager
Eagle Asset Management, Inc.

                            $10,000 INVESTED IN THE
               EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO ON
                             5/1/98 VS S&P 500 AND
                          THE CONSUMER PRICE INDEX(5)

                                 [Line Chart]

                    EAGLE ASSET MANAGEMENT       S&P 500        CONSUMER PRICE
                    GROWTH EQUITY PORTFOLIO      -------             INDEX
                    -----------------------                     --------------
 5/1/98              10,000                       10,000            10,000
12/31/98             11,785                       11,171            10,084

Since Inception:
(5/1/98)            17.85%

(1) Eagle Asset Management Growth Equity Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Eagle Asset Management, Inc. serves as sub-advisor to this Portfolio.
(2) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(3) Source: Donaldson, Lufkin & Jenrette -- August 18, 1998.
(4) Beginning January 1, 1999, Growth Equity portfolio manager Ken Corba is a dual employee of Eagle Asset Management and PIMCO Equity Advisors. This status will end March 31, 1999.
(5) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

LORD ABBETT DEVELOPING GROWTH PORTFOLIO(1)

Small-cap investors saw positive early returns erased by a sharp downturn in the first half of the year. This downturn was caused in part by a "flight to quality" stemming from international monetary and economic crises as well as political problems that led investors to seek more liquid investments, such as larger-company stocks and higher-quality bonds. While all major asset classes of the U.S. equity market experienced weakness during the year's third quarter, small-cap equities had the lowest returns.

The month of October, however, saw some price recovery for small-cap stocks after August's severe declines. The October upswing turned out to be a harbinger of extremely strong performance during the fourth quarter as economic and political uncertainties that had previously affected investor confidence subsided and a more optimistic outlook emerged. An important factor leading to this turnaround was the Federal Reserve's decisive move to lower U.S. interest rates through a series of autumn rate cuts.

Most sectors of the U.S. equity market participated in the fourth quarter rally. However, as the market reached its previous highs, certain sectors, such as technology and consumer non-cyclicals, that had provided price leadership earlier in the year, once again moved ahead of the broad market. Large-cap stocks continued to outperform mid- and small-cap investments. The Russell 2000 Growth Index(2) returned 23.64% during the fourth quarter and 1.23% for the year.

Our focus on bottom-up stock selection allowed the Portfolio to overcome industry-specific difficulties throughout most of the period under review. Our strategy and philosophy remain constant. We concentrate on selecting those companies that we believe will offer our investors superior long-term stock price appreciation regardless of industry-specific problems or large-scale economic trends.

In our view, the current backdrop of growth in the economy, low levels of inflation and interest rates, paired with adequate liquidity supported by the Federal Reserve's policy, should enable the U.S. equity market to show progress in the next year. However, a slowing U.S. economy could spur small-cap price volatility due to lower corporate earnings and employment growth. We believe our focus on identifying financially strong companies that can be purchased at attractive prices will enable the Portfolio to uncover investment opportunities even during a slowing economy. Since small-cap stocks remain significantly undervalued with respect to relative earnings versus large-caps, we also expect that a period of strong performance by small-caps is likely during 1999.

Stephen McGruder
Senior Portfolio Manager
Lord, Abbett & Co.
                            $10,000 INVESTED IN THE
                    LORD ABBETT DEVELOPING GROWTH PORTFOLIO
                           ON 5/1/98 VS RUSSELL 2000
                              GROWTH INDEX AND THE
                            CONSUMER PRICE INDEX(3)

                                 [Line Chart]

                  LORD ABBETT DEVELOPING  RUSSELL 2000     CONSUMER PRICE
                    GROWTH PORTFOLIO      GROWTH INDEX          INDEX
                  ----------------------  -------------    --------------
 5/1/98              10,000                  10,000            10,000
12/31/98             10,084                   9,210             8,993

Since Inception:
(5/1/98)            -7.90%

(1) Lord Abbett Developing Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Lord, Abbett & Co. serves as sub-advisor to this Portfolio.
(2) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted earnings growth values. The Index is unmanaged, does not reflect fees or expenses, and is not available for direct investment.
(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.

                                    GLOSSARY

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BASIS POINT: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BOTTOM-UP INVESTING: Security selection based on the specific portfolio fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

BULL MARKET/BEAR MARKET: A bull market occurs when security prices are rising; a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CALL RISK: A bondholder's risk that the bond may be redeemed by the issuer prior to maturity.

CAPITALIZATION: The amount of outstanding equity and debt a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

CASH FLOW: The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.

COLLATERALIZED MORTGAGE OBLIGATION (CMO): Mortgage-backed bond that separates mortgage pools into different maturity classes, called tranches. This is accomplished by applying income from mortgages in the pool in the order that the CMOs pay out. Tranches pay different rates of interest and typically mature in 2, 5, 10 or 20 years. CMOs are issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and by private issuers. They are usually backed by government-guaranteed or other top-grade mortgages and have AAA bond ratings.

COMMODITIES: Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

CONVERSION PREMIUM: The amount by which the price of a convertible security exceeds the market price of the underlying stock. If a stock is trading at $50 and the convertible bond at $45 is trading at $50, the premium is $5. When the premium is high, the bond trades like an income security; when it is low, it trades like a stock.

CORRECTION: A market shift in security prices that brings them more in line with historically appropriate levels.

CREDIT RISK: The risk that the issuer of a security may go into bankruptcy or default on payments, causing the investor to lose all or part of the investment.

CYCLICALS (CYCLICAL STOCK): A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEVALUATION: A lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in the value of other currencies relative to the currency of a particular country.

DURATION: A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

EARNINGS PER SHARE: The portion of a company's profit allocated to each share of outstanding common stock.

ECONOMIES OF SCALE: Production and purchasing efficiencies enjoyed by larger organizations, by spreading costs over a larger base or purchasing items at volume discounts.

EMERGING MARKETS: Countries with smaller or more recently established capital markets.

EUROPEAN MONETARY UNION: A system that allows participating European countries to operate with a common currency or monetary unit.

FEDERAL RESERVE BOARD: The seven member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FIRST-TIER/SECOND-TIER: Money market instruments in the highest rating category by two or more major rating agencies are called first-tier or top-tier securities, while securities in the second-highest rating category by two or more major rating agencies are referred to as second-tier securities.

FLIGHT TO QUALITY: When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, market or credit concerns that suggest lower quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

GROSS DOMESTIC PRODUCT (GDP): The total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.

GROWTH VERSUS VALUE: Growth investments typically include stocks with rising prices and positive earnings trends. Value investments typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

HEDGE FUND: A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high-risk or speculative investment strategies and move billions of dollars in and out of the markets quickly.

INFLATION/DEFLATION: Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

LOCAL CURRENCY TERMS: Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

MERGERS AND ACQUISITIONS: A merger is a combination of two companies. An acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

PREMIUM: The amount by which a bond sells above its face or par value. For example, a bond with a face value of $1,000 would sell for a $100 premium when it cost $1,100. Different from the conversion premium, which is the amount by which the price of a convertible exceeds the market price of the underlying stock.

PREPAYMENT: When mortgage or loan holders repay their obligations before they mature, shortening the stream of interest payments investors receive.

PRICE-TO-CASH FLOW RATIO: The relationship between the price of a stock and the amount of free cash flow the company is able to generate.

PRICE-TO-EARNINGS RATIO: The price of a stock divided by its earnings per share.

PROXY HEDGE: A transaction in the forwards market that seeks to offset investment risk by substituting exposure to one foreign currency with exposure to another.

REAL ESTATE INVESTMENT TRUST (REIT): A publicly traded company that purchases and manages a portfolio of real estate properties for the benefit of shareholders.

RECESSION: A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

RESTRUCTURING: Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

SPIN-OFF: A form of corporate divestiture that results in a subsidiary or division becoming an independent company.

SPLIT ISSUES (SPLIT-RATED ISSUES): Securities rated top tier by one credit rating agency and second tier by another.

SUPPLY AND DEMAND: In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

In the stock market, an oversupply of a product or service can reduce demand and lower stock prices. When demand increases relative to supply, stock prices may recover.

SWAP: Exchange of one security for another. A swap may be executed to change the maturities of a bond portfolio or the quality of the issues in a stock or bond portfolio, or because investment objectives have changed.

TENDER:  To offer money or goods in settlement for a prior debt or claim.

TIGHTEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

WEIGHTING: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole or the country's total equities relative to the international equity markets as a whole.

YANKEE ISSUES: Dollar-denominated income securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

YIELD SPREAD: The difference in yield between securities in different market sectors, such as government and mortgage-backed securities -- or between different securities in a single sector, such as 2- and 30-year Treasuries or PRIME-1 and PRIME-2 rated commercial paper.

Y2K:  A reference to the Year 2000.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        Anthony W. Polis, Treasurer
                        Sara L. Badler, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        Monitor Capital Advisors, Inc.
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

                                                               MAINSTAY VP      MAINSTAY VP
                                                                 CAPITAL            CASH         MAINSTAY VP
                                                               APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $369,240,373     $121,462,704     $ 38,243,492

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation
    for mortality and expense risk charges..................      1,262,605          384,115          132,494
                                                               ------------     ------------     ------------
      Total equity..........................................   $367,977,768     $121,078,589     $ 38,110,998
                                                               ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding:
      15,939,907; 105,842,139; 2,139,153; 3,208,286;
      21,960,095; 1,012,107; 11,135,691; 10,003,621;
      4,993,163; 8,239,308, respectively....................   $367,977,768     $121,078,589     $ 25,970,463
  Equity of New York Life Insurance and
    Annuity Corporation:
    Variable accumulation units outstanding for the
      Convertible Investment Division: 1,000,000............             --               --       12,140,535
                                                               ------------     ------------     ------------
      Total equity..........................................   $367,977,768     $121,078,589     $ 38,110,998
                                                               ============     ============     ============
    Variable accumulation unit value........................   $      23.09     $       1.14     $      12.14
                                                               ============     ============     ============
Identified Cost of Investment...............................   $255,993,869     $121,463,167     $ 39,757,000
                                                               ============     ============     ============

                                                                                  AMERICAN         DREYFUS
                                                               MAINSTAY VP        CENTURY           LARGE
                                                                 INDEXED           INCOME          COMPANY
                                                                  EQUITY          & GROWTH          VALUE
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $409,034,255     $ 24,645,549     $ 16,654,494

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation
    for mortality and expense risk charges..................      1,446,660           77,336           55,364
                                                               ------------     ------------     ------------
      Total equity..........................................   $407,587,595     $ 24,568,213     $ 16,599,130
                                                               ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding:
      17,574,978; 1,262,753; 629,338; 407,583;
      572,618; 1,904,339; 593,826; 7,021,878;
      5,849,671; 6,417,639, respectively....................   $407,587,595     $ 13,710,548     $  6,411,477
  Equity of New York Life Insurance and
    Annuity Corporation:
    Variable accumulation units outstanding: --; 1,000,000;
      1,000,000; 1,000,000; 1,000,000; --; --; --; --; --,
      respectively..........................................             --       10,857,665       10,187,653
                                                               ------------     ------------     ------------
      Total equity..........................................   $407,587,595     $ 24,568,213     $ 16,599,130
                                                               ============     ============     ============
    Variable accumulation unit value........................   $      23.19     $      10.86     $      10.19
                                                               ============     ============     ============
Identified Cost of Investment...............................   $320,208,773     $ 22,406,222     $ 15,899,695
                                                               ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $ 39,801,237     $311,163,398     $ 15,191,588     $204,214,608     $158,221,639     $ 61,983,803     $180,783,507

          127,349        1,043,003           55,847          696,968          578,625          195,568          618,234
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 39,673,888     $310,120,395     $ 15,135,741     $203,517,640     $157,643,014     $ 61,788,235     $180,165,273
     ============     ============     ============     ============     ============     ============     ============
     $ 39,673,888     $310,120,395     $ 15,135,741     $203,517,640     $157,643,014     $ 61,788,235     $180,165,273
               --               --               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 39,673,888     $310,120,395     $ 15,135,741     $203,517,640     $157,643,014     $ 61,788,235     $180,165,273
     ============     ============     ============     ============     ============     ============     ============
     $      12.37     $      14.12     $      14.95     $      18.28     $      15.76     $      12.37     $      21.87
     ============     ============     ============     ============     ============     ============     ============
     $ 39,938,942     $340,608,990     $ 13,411,058     $162,769,251     $169,377,814     $ 63,549,793     $164,365,944
     ============     ============     ============     ============     ============     ============     ============

     EAGLE ASSET          LORD            ALGER
      MANAGEMENT         ABBETT          AMERICAN         CALVERT          FIDELITY         FIDELITY       JANUS ASPEN
        GROWTH         DEVELOPING         SMALL            SOCIAL           VIP II            VIP             SERIES
        EQUITY           GROWTH       CAPITALIZATION      BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED
    -----------------------------------------------------------------------------------------------------------------
     $ 16,489,610     $ 14,396,044     $ 22,879,777     $ 10,081,066     $117,500,242     $ 85,283,345     $105,067,024

           56,022           46,911           77,922           34,250          387,541          299,079          332,409
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 16,433,588     $ 14,349,133     $ 22,801,855     $ 10,046,816     $117,112,701     $ 84,984,266     $104,734,615
     ============     ============     ============     ============     ============     ============     ============
     $  4,758,550     $  5,224,775     $ 22,801,855     $ 10,046,816     $117,112,701     $ 84,984,266     $104,734,615
       11,675,038        9,124,358               --               --               --               --               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 16,433,588     $ 14,349,133     $ 22,801,855     $ 10,046,816     $117,112,701     $ 84,984,266     $104,734,615
     ============     ============     ============     ============     ============     ============     ============
     $      11.68     $       9.12     $      11.97     $      16.92     $      16.68     $      14.53     $      16.32
     ============     ============     ============     ============     ============     ============     ============
     $ 14,069,923     $ 14,432,850     $ 21,128,348     $  9,756,793     $ 95,340,737     $ 79,462,183     $ 87,092,753
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       65

As of December 31, 1998

                                                           JANUS ASPEN          MFS
                                                              SERIES           GROWTH
                                                            WORLDWIDE           WITH              MFS
                                                              GROWTH       INCOME SERIES    RESEARCH SERIES
                                                          -------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $125,041,287     $  4,609,931     $  2,736,163

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation
    for mortality and expense risk charges..............        427,236           12,070            7,307
                                                           ------------     ------------     ------------
      Total equity......................................   $124,614,051     $  4,597,861     $  2,728,856
                                                           ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding:
      7,855,397; 435,136; 251,870, respectively.........   $124,614,051     $  4,597,861     $  2,728,856
                                                           ============     ============     ============
    Variable accumulation unit value....................   $      15.86     $      10.57     $      10.83
                                                           ============     ============     ============
Identified Cost of Investment...........................   $107,531,683     $  4,190,602     $  2,478,822
                                                           ============     ============     ============

                                                          MORGAN STANLEY      T. ROWE          VAN ECK
                                                             EMERGING          PRICE          WORLDWIDE
                                                             MARKETS           EQUITY            HARD
                                                              EQUITY           INCOME           ASSETS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  6,239,614     $ 10,108,780     $    425,282

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation
    for mortality and expense risk charges..............         23,613           27,051            1,474
                                                           ------------     ------------     ------------
      Total equity......................................     $6,216,001     $ 10,081,729     $    423,808
                                                           ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding:
      840,557; 995,465; 52,854, respectively............   $  6,216,001     $ 10,081,729     $    423,808
                                                           ============     ============     ============
    Variable accumulation unit value....................   $       7.40     $      10.13     $       8.02
                                                           ============     ============     ============
Identified Cost of Investment...........................   $  9,207,190     $  9,858,641     $    422,795
                                                           ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

                                                               MAINSTAY VP     MAINSTAY VP
                                                                 CAPITAL          CASH         MAINSTAY VP
                                                              APPRECIATION     MANAGEMENT      CONVERTIBLE
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $    322,876    $  4,101,582    $  1,798,354
  Mortality and expense risk charges........................    (3,586,846)     (1,126,088)       (465,272)
                                                              ------------    ------------    ------------
      Net investment income (loss)..........................    (3,263,970)      2,975,494       1,333,082
                                                              ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    12,394,452     167,003,109       3,510,198
  Cost of investments sold..................................    (7,562,274)   (167,002,400)     (3,159,579)
                                                              ------------    ------------    ------------
      Net realized gain on investments......................     4,832,178             709         350,619
  Realized gain distribution received.......................     3,372,386              --       1,219,130
  Change in unrealized appreciation (depreciation) on
    investments.............................................    80,264,752            (526)     (2,295,772)
                                                              ------------    ------------    ------------
      Net gain (loss) on investments........................    88,469,316             183        (726,023)
                                                              ------------    ------------    ------------
  Increase (decrease) attributable to funds of New York Life
    Insurance and Annuity Corporation
    retained by Separate Account............................      (227,414)         (9,626)         (1,174)
                                                              ------------    ------------    ------------
      Net increase (decrease) in total equity resulting from
        operations..........................................  $ 84,977,932    $  2,966,051    $    605,885
                                                              ============    ============    ============

                                                                                AMERICAN         DREYFUS
                                                               MAINSTAY VP       CENTURY          LARGE
                                                                 INDEXED         INCOME          COMPANY
                                                                 EQUITY        & GROWTH(a)      VALUE(a)
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  3,986,130    $    113,894    $     79,261
  Mortality and expense risk charges........................    (4,006,571)       (141,162)       (111,611)
                                                              ------------    ------------    ------------
      Net investment income (loss)..........................       (20,441)        (27,268)        (32,350)
                                                              ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     9,178,549         340,580         236,080
  Cost of investments sold..................................    (5,440,758)       (375,953)       (257,838)
                                                              ------------    ------------    ------------
      Net realized gain (loss) on investments...............     3,737,791         (35,373)        (21,758)
  Realized gain distribution received.......................     3,479,147              --              --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    61,206,441       2,239,326         754,799
                                                              ------------    ------------    ------------
      Net gain (loss) on investments........................    68,423,379       2,203,953         733,041
                                                              ------------    ------------    ------------
  Decrease attributable to funds of New York Life Insurance
    and Annuity Corporation retained by Separate Account....      (209,334)         (6,952)         (3,408)
                                                              ------------    ------------    ------------
      Net increase (decrease) in total equity resulting from
        operations..........................................  $ 68,193,604    $  2,169,733    $    697,283
                                                              ============    ============    ============

(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $  1,672,373     $ 28,166,123     $    345,340     $  3,693,529     $  2,489,083     $  3,183,051     $  1,307,242
         (322,280)      (3,710,696)        (187,409)      (2,109,253)      (2,093,392)        (549,159)      (1,801,130)
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
        1,350,093       24,455,427          157,931        1,584,276          395,691        2,633,892         (493,888)
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
        4,245,011       11,428,582        1,601,128        1,573,147        5,644,367        1,068,740        2,384,087
       (3,945,264)     (10,653,482)      (1,533,795)      (1,189,391)      (4,365,232)      (1,036,248)      (2,027,162)
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
          299,747          775,100           67,333          383,756        1,279,135           32,492          356,925
               --          779,456               --        5,245,257       12,582,107        1,562,448       13,289,553
          (88,614)     (25,710,885)       2,291,030       28,857,896      (25,490,442)      (1,391,302)      16,134,563
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
          211,133      (24,156,329)       2,358,363       34,486,909      (11,629,200)         203,638       29,781,041
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
           (3,824)            (422)         (10,483)         (95,981)          15,885           (7,219)         (88,398)
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $  1,557,402     $    298,676     $  2,505,811     $ 35,975,204     $(11,217,624)    $  2,830,311     $ 29,198,755
     ============     ============     ============     ============     ============     ============     ============

     EAGLE ASSET          LORD            ALGER
      MANAGEMENT         ABBETT          AMERICAN         CALVERT          FIDELITY         FIDELITY       JANUS ASPEN
        GROWTH         DEVELOPING         SMALL            SOCIAL           VIP II            VIP             SERIES
      EQUITY(a)        GROWTH(a)      CAPITALIZATION      BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED
    -----------------------------------------------------------------------------------------------------------------
     $     10,215     $         --     $         --     $    224,360     $    306,142     $    472,906     $  2,426,150
         (113,276)         (94,657)        (221,783)         (97,039)      (1,004,905)        (818,178)        (771,391)
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
         (103,061)         (94,657)        (221,783)         127,321         (698,763)        (345,272)       1,654,759
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
          344,831          365,414       10,566,541          578,840          525,913          876,965          377,495
         (350,068)        (496,369)     (10,822,400)        (500,929)        (426,592)        (790,810)        (305,485)
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
           (5,237)        (130,955)        (255,859)          77,911           99,321           86,155           72,010
               --               --        1,965,062          503,162        2,252,334        1,682,987          347,759
        2,419,687          (36,805)       1,178,171          300,085       18,490,256        3,410,204       16,353,009
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
        2,414,450         (167,760)       2,887,374          881,158       20,841,911        5,179,346       16,772,778
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
           (6,423)          (3,676)          (9,820)          (2,809)         (56,749)         (20,934)         (50,484)
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $  2,304,966     $   (266,093)    $  2,655,771     $  1,005,670     $ 20,086,399     $  4,813,140     $ 18,377,053
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       69

For the year ended December 31, 1998

                                                       JANUS ASPEN           MFS
                                                          SERIES            GROWTH
                                                        WORLDWIDE            WITH                MFS
                                                          GROWTH       INCOME SERIES(a)   RESEARCH SERIES(a)
                                                      ------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...................................   $ 2,419,077       $        --         $        --
  Mortality and expense risk charges................    (1,224,410)          (15,005)             (9,472)
                                                       -----------       -----------         -----------
      Net investment income (loss)..................     1,194,667           (15,005)             (9,472)
                                                       -----------       -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.................     6,516,664           302,835             150,437
  Cost of investments sold..........................    (4,659,864)         (321,329)           (168,415)
                                                       -----------       -----------         -----------
      Net realized gain (loss) on investments.......     1,856,800           (18,494)            (17,978)
  Realized gain distribution received...............       961,481                --                  --
  Change in unrealized appreciation (depreciation)
    on investments..................................    14,600,486           419,329             257,341
                                                       -----------       -----------         -----------
      Net gain on investments.......................    17,418,767           400,835             239,363
                                                       -----------       -----------         -----------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation
    retained by Separate Account....................       (63,694)             (829)               (595)
                                                       -----------       -----------         -----------
      Net increase in total equity resulting
        from operations.............................   $18,549,740       $   385,001         $   229,296
                                                       ===========       ===========         ===========

                                                      MORGAN STANLEY       T. ROWE            VAN ECK
                                                         EMERGING           PRICE            WORLDWIDE
                                                         MARKETS           EQUITY               HARD
                                                          EQUITY          INCOME(a)          ASSETS(a)
                                                      -----------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...................................   $    35,188       $    81,894        $        --
  Mortality and expense risk charges................      (102,229)          (36,282)            (2,516)
                                                       -----------       -----------        -----------
      Net investment income (loss)..................       (67,041)           45,612             (2,516)
                                                       -----------       -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.................     1,990,930           756,879            348,884
  Cost of investments sold..........................    (2,656,232)         (793,532)          (401,441)
                                                       -----------       -----------        -----------
      Net realized loss on investments..............      (665,302)          (36,653)           (52,557)
  Realized gain distribution received...............            --           258,411                 --
  Change in unrealized appreciation (depreciation)
    on investments..................................    (1,402,784)          250,139              2,487
                                                       -----------       -----------        -----------
      Net gain (loss) on investments................    (2,068,086)          471,897            (50,070)
                                                       -----------       -----------        -----------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account....................         3,898            (1,005)                34
                                                       -----------       -----------        -----------
      Net increase (decrease) in total equity
        resulting
        from operations.............................   $(2,131,229)      $   516,504        $   (52,552)
                                                       ===========       ===========        ===========

(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1998
and December 31, 1997

                                                                MAINSTAY VP                     MAINSTAY VP
                                                           CAPITAL APPRECIATION               CASH MANAGEMENT
                                                       -----------------------------   -----------------------------
                                                           1998            1997            1998            1997
                                                       -------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).....................  $  (3,263,970)  $  (2,004,809)  $   2,975,494   $   1,557,178
    Net realized gain (loss) on investments..........      4,832,178       1,461,967             709             384
    Realized gain distribution received..............      3,372,386       2,490,645              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     80,264,752      24,856,920            (526)             89
    Decrease attributable to funds of New York Life
      Insurance and Annuity Corporation retained by
      Separate Account...............................       (227,414)        (54,419)         (9,626)         (3,261)
                                                       -------------   -------------   -------------   -------------
      Net increase in total equity resulting from
        operations...................................     84,977,932      26,750,304       2,966,051       1,554,390
                                                       -------------   -------------   -------------   -------------
  Contributions and withdrawals:
    Policyowners' premium payments...................     13,162,525      10,878,222     913,610,826     533,387,885
    Policyowners' surrenders.........................     (9,195,564)     (3,833,164)     (2,866,672)       (593,348)
    Policyowners' annuity and death benefits.........     (1,384,891)       (570,014)       (110,206)        (89,388)
    Net transfers from (to) Fixed Account............     (1,075,455)        139,248      (4,500,370)     (2,565,258)
    Transfers between Investment Divisions...........     95,055,794      56,355,081    (835,614,042)   (518,855,377)
                                                       -------------   -------------   -------------   -------------
      Net contributions and withdrawals..............     96,562,409      62,969,373      70,519,536      11,284,514
                                                       -------------   -------------   -------------   -------------
        Increase in total equity.....................    181,540,341      89,719,677      73,485,587      12,838,904
TOTAL EQUITY:
    Beginning of year................................    186,437,427      96,717,750      47,593,002      34,754,098
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 367,977,768   $ 186,437,427   $ 121,078,589   $  47,593,002
                                                       =============   =============   =============   =============


                                                                MAINSTAY VP                     MAINSTAY VP
                                                           INTERNATIONAL EQUITY                TOTAL RETURN
                                                       -----------------------------   -----------------------------
                                                           1998            1997            1998            1997
                                                       -------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).....................  $     157,931   $     748,310   $   1,584,276   $   1,111,058
    Net realized gain (loss) on investments..........         67,333          52,686         383,756         338,596
    Realized gain distribution received..............             --              --       5,245,257       2,007,938
    Change in unrealized appreciation (depreciation)
      on investments.................................      2,291,030        (522,105)     28,857,896       9,625,259
    Increase (decrease) attributable to funds of New
      York Life Insurance and Annuity Corporation
      retained by Separate Account...................        (10,483)            386         (95,981)        (28,939)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in total equity
        resulting from operations....................      2,505,811         279,277      35,975,204      13,053,912
                                                       -------------   -------------   -------------   -------------
  Contributions and withdrawals:
    Policyowners' premium payments...................        442,310         652,833       8,659,295       6,536,163
    Policyowners' surrenders.........................       (301,242)       (221,697)     (5,204,970)     (2,714,075)
    Policyowners' annuity and death benefits.........        (91,591)        (24,509)       (766,712)       (620,414)
    Net transfers from (to) Fixed Account............        (63,428)          2,289        (707,925)       (367,210)
    Transfers between Investment Divisions...........      1,168,012       2,565,306      54,347,173      30,635,555
                                                       -------------   -------------   -------------   -------------
      Net contributions and withdrawals..............      1,154,061       2,974,222      56,326,861      33,470,019
                                                       -------------   -------------   -------------   -------------
        Increase in total equity.....................      3,659,872       3,253,499      92,302,065      46,523,931
TOTAL EQUITY:
    Beginning of year................................     11,475,869       8,222,370     111,215,575      64,691,644
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  15,135,741   $  11,475,869   $ 203,517,640   $ 111,215,575
                                                       =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                     HIGH YIELD
             CONVERTIBLE                     GOVERNMENT                    CORPORATE BOND
    -----------------------------   -----------------------------   -----------------------------
        1998            1997            1998            1997            1998            1997
    ---------------------------------------------------------------------------------------------
    $   1,333,082   $     689,559   $   1,350,093   $     664,227   $  24,455,427   $  11,015,928
          350,619          69,551         299,747         (36,044)        775,100         250,557
        1,219,130       1,382,924              --              --         779,456       8,027,954
       (2,295,772)        524,116         (88,614)        215,099     (25,710,885)     (4,636,421)
           (1,174)         (8,739)         (3,824)         (2,274)           (422)        (45,438)
    -------------   -------------   -------------   -------------   -------------   -------------
          605,885       2,657,411       1,557,402         841,008         298,676      14,612,580
    -------------   -------------   -------------   -------------   -------------   -------------
        1,768,847         859,834         893,428         656,652      19,432,879      15,824,644
         (619,313)       (244,202)     (1,102,640)       (396,389)    (11,532,193)     (4,527,694)
         (129,950)        (72,117)       (186,772)        (48,462)     (1,549,873)     (1,111,802)
         (114,198)         37,227        (152,490)       (159,195)     (2,618,743)        460,931
       10,614,613       9,809,745      25,977,645       2,680,687     102,753,150      96,235,470
    -------------   -------------   -------------   -------------   -------------   -------------
       11,519,999      10,390,487      25,429,171       2,733,293     106,485,220     106,881,549
    -------------   -------------   -------------   -------------   -------------   -------------
       12,125,884      13,047,898      26,986,573       3,574,301     106,783,896     121,494,129
       25,985,114      12,937,216      12,687,315       9,113,014     203,336,499      81,842,370
    -------------   -------------   -------------   -------------   -------------   -------------
    $  38,110,998   $  25,985,114   $  39,673,888   $  12,687,315   $ 310,120,395   $ 203,336,499
    =============   =============   =============   =============   =============   =============


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
                VALUE                           BOND                        GROWTH EQUITY
    -----------------------------   -----------------------------   -----------------------------
        1998            1997            1998            1997            1998            1997
    ---------------------------------------------------------------------------------------------
    $     395,691   $     386,063   $   2,633,892   $   1,176,988   $    (493,888)  $    (220,472)
        1,279,135         101,581          32,492         (62,669)        356,925          54,420
       12,582,107       5,111,434       1,562,448          63,187      13,289,553      11,231,183
      (25,490,442)      9,929,931      (1,391,302)        256,928      16,134,563       1,410,618
           15,885         (33,267)         (7,219)         (3,926)        (88,398)        (29,274)
    -------------   -------------   -------------   -------------   -------------   -------------
      (11,217,624)     15,495,742       2,830,311       1,430,508      29,198,755      12,446,475
    -------------   -------------   -------------   -------------   -------------   -------------
        8,504,850       7,389,878       2,962,500       1,711,859       7,854,006       5,229,461
       (4,951,446)     (2,348,977)     (1,415,205)       (541,597)     (3,939,312)     (1,146,808)
       (1,204,738)       (381,578)       (172,811)       (137,890)       (665,675)       (121,552)
       (1,354,692)        100,929         (56,985)        (22,994)       (259,908)        150,624
       47,245,084      53,907,058      34,854,154       7,660,804      60,766,288      38,749,467
    -------------   -------------   -------------   -------------   -------------   -------------
       48,239,058      58,667,310      36,171,653       8,670,182      63,755,399      42,861,192
    -------------   -------------   -------------   -------------   -------------   -------------
       37,021,434      74,163,052      39,001,964      10,100,690      92,954,154      55,307,667
      120,621,580      46,458,528      22,786,271      12,685,581      87,211,119      31,903,452
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 157,643,014   $ 120,621,580   $  61,788,235   $  22,786,271   $ 180,165,273   $  87,211,119
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       73

For the years ended December 31, 1998
and December 31, 1997

                                                                                         AMERICAN
                                                                                          CENTURY
                                                                MAINSTAY VP               INCOME
                                                              INDEXED EQUITY             & GROWTH
                                                       -----------------------------   -------------
                                                           1998            1997           1998(a)
                                                       ---------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).....................  $     (20,441)  $     638,114   $     (27,268)
    Net realized gain (loss) on investments..........      3,737,791         513,469         (35,373)
    Realized gain distribution received..............      3,479,147       4,074,683              --
    Change in unrealized appreciation (depreciation)
      on investments.................................     61,206,441      22,999,711       2,239,326
    Decrease attributable to funds of New York Life
      Insurance and Annuity Corporation retained by
      Separate Account...............................       (209,334)        (52,444)         (6,952)
                                                       -------------   -------------   -------------
      Net increase (decrease) in total equity
        resulting from operations....................     68,193,604      28,173,533       2,169,733
                                                       -------------   -------------   -------------
  Contributions and withdrawals:
    Equity contribution by New York Life Insurance
      and Annuity Corporation........................             --              --      10,000,000
    Policyowners' premium payments...................     20,576,362      12,909,902         634,838
    Policyowners' surrenders.........................     (9,009,769)     (2,242,151)        (79,172)
    Policyowner's annuity and death benefits.........     (1,003,566)       (495,418)             --
    Net transfers from (to) Fixed Account............        (82,202)        158,473          46,387
    Transfers between Investment Divisions...........    146,203,904      83,737,908      11,796,427
                                                       -------------   -------------   -------------
      Net contributions and withdrawals..............    156,684,729      94,068,714      22,398,480
                                                       -------------   -------------   -------------
        Increase in total equity.....................    224,878,333     122,242,247      24,568,213
TOTAL EQUITY:
    Beginning of year................................    182,709,262      60,467,015              --
                                                       -------------   -------------   -------------
    End of year......................................  $ 407,587,595   $ 182,709,262   $  24,568,213
                                                       =============   =============   =============


                                                                  CALVERT                        FIDELITY
                                                                  SOCIAL                          VIP II
                                                                 BALANCED                       CONTRAFUND
                                                       -----------------------------   -----------------------------
                                                           1998            1997            1998            1997
                                                       -------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).....................  $     127,321   $      56,155   $    (698,763)  $    (228,447)
    Net realized gain on investments.................         77,911         122,929          99,321          32,698
    Realized gain distribution received..............        503,162         198,489       2,252,334         115,953
    Change in unrealized appreciation (depreciation)
      on investments.................................        300,085          41,821      18,490,256       3,633,056
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained
      by
      Separate Account...............................         (2,809)           (963)        (56,749)         (8,761)
                                                       -------------   -------------   -------------   -------------
      Net increase in total equity resulting from
        operations...................................      1,005,670         418,431      20,086,399       3,544,499
                                                       -------------   -------------   -------------   -------------
  Contributions and withdrawals:
    Policy owners' premium payments..................        448,798         229,133       6,539,351       3,143,721
    Policyowners' surrenders.........................       (178,847)        (50,664)     (2,091,645)       (339,799)
    Policyowner's annuity and death benefits.........        (74,437)             --        (193,257)        (51,672)
    Net transfers from (to) Fixed Account............       (105,315)        (27,090)         54,147         232,305
    Transfers between Investment Divisions...........      4,790,643       2,062,746      52,658,032      30,973,881
                                                       -------------   -------------   -------------   -------------
      Net contributions and withdrawals..............      4,880,842       2,214,125      56,966,628      33,958,436
                                                       -------------   -------------   -------------   -------------
        Increase in total equity.....................      5,886,512       2,632,556      77,053,027      37,502,935
TOTAL EQUITY:
    Beginning of year................................      4,160,304       1,527,748      40,059,674       2,556,739
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  10,046,816   $   4,160,304   $ 117,112,701   $  40,059,674
                                                       =============   =============   =============   =============

(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

       Dreyfus       Eagle Asset        Lord                    Alger
        Large        Management        Abbett                 American
       Company         Growth        Developing                 Small
        Value          Equity          Growth              Capitalization
    -------------   -------------   -------------   -----------------------------
       1998(a)         1998(a)         1998(a)          1998            1997
    -----------------------------------------------------------------------------
    $     (32,350)  $   (103,061)   $     (94,657)  $    (221,783)  $     (84,204)
          (21,758)        (5,237)        (130,955)       (255,859)         12,244
               --             --               --       1,965,062         181,977
          754,799      2,419,687          (36,805)      1,178,171         575,759
           (3,408)        (6,423)          (3,676)         (9,820)         (1,898)
    -------------   -------------   -------------   -------------   -------------
          697,283      2,304,966         (266,093)      2,655,771         683,878
    -------------   -------------   -------------   -------------   -------------
       10,000,000     10,000,000       10,000,000              --              --
          641,398        278,603          354,560       1,298,003         836,724
          (95,950)       (13,083)         (50,429)       (667,185)       (186,892)
               --             --               --        (123,482)         (5,920)
           10,210         37,328           42,726          83,274         126,538
        5,346,189      3,825,774        4,268,369       8,414,198       8,490,851
    -------------   -------------   -------------   -------------   -------------
       15,901,847     14,128,622       14,615,226       9,004,808       9,261,301
    -------------   -------------   -------------   -------------   -------------
       16,599,130     16,433,588       14,349,133      11,660,579       9,945,179
               --             --               --      11,141,276       1,196,097
    -------------   -------------   -------------   -------------   -------------
    $  16,599,130   $ 16,433,588    $  14,349,133   $  22,801,855   $  11,141,276
    =============   =============   =============   =============   =============

                                                                             JANUS ASPEN
              FIDELITY                       JANUS ASPEN                       SERIES
                 VIP                           SERIES                         WORLDWIDE
            EQUITY-INCOME                     BALANCED                         GROWTH
    -----------------------------   -----------------------------   -----------------------------
        1998            1997            1998            1997            1998            1997
    ---------------------------------------------------------------------------------------
    $    (345,272)  $    (131,338)  $   1,654,759   $     282,861   $   1,194,667   $     (63,335)
           86,155          29,096          72,010          29,884       1,856,800          41,873
        1,682,987         235,647         347,759          15,180         961,481         135,117
        3,410,204       2,411,326      16,353,009       1,622,795      14,600,486       2,881,305
          (20,934)         (4,837)        (50,484)         (5,264)        (63,694)         (8,481)
    -------------   -------------   -------------   -------------   -------------   -------------
        4,813,140       2,539,894      18,377,053       1,945,456      18,549,740       2,986,479
    -------------   -------------   -------------   -------------   -------------   -------------
        5,720,100       2,301,288       5,898,289       2,080,572       7,060,394       5,065,954
       (1,598,980)       (233,692)     (1,550,539)       (252,056)     (2,524,290)       (689,464)
         (309,345)        (16,054)       (253,681)        (29,064)       (281,189)       (100,782)
           15,447         139,382         177,556         112,186         (39,738)        502,000
       46,428,934      23,623,399      56,910,948      20,033,507      47,042,242      44,252,676
    -------------   -------------   -------------   -------------   -------------   -------------
       50,256,156      25,814,323      61,182,573      21,945,145      51,257,419      49,030,384
    -------------   -------------   -------------   -------------   -------------   -------------
       55,069,296      28,354,217      79,559,626      23,890,601      69,807,159      52,016,863
       29,914,970       1,560,753      25,174,989       1,284,388      54,806,892       2,790,029
    -------------   -------------   -------------   -------------   -------------   -------------
    $  84,984,266   $  29,914,970   $ 104,734,615   $  25,174,989   $ 124,614,051   $  54,806,892
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       75

For the years ended December 31, 1998
and December 31, 1997

                                                            MFS
                                                          GROWTH
                                                           WITH              MFS
                                                       INCOME SERIES   RESEARCH SERIES
                                                       -------------   ---------------
                                                          1998(a)          1998(a)
                                                       -------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment loss..............................  $    (15,005)    $      (9,472)
    Net realized loss on investments.................       (18,494)          (17,978)
    Change in unrealized appreciation (depreciation)
      on investments.................................       419,329           257,341
    Decrease attributable to funds of New York Life
      Insurance and Annuity Corporation retained by
      Separate Account...............................          (829)             (595)
                                                       -------------    -------------
      Net increase in total equity resulting from
        operations...................................       385,001           229,296
                                                       -------------    -------------
  Contributions and withdrawals:
    Policyowners' premium payments...................       245,609           193,769
    Policyowners' surrenders.........................       (23,721)           (5,144)
    Net transfers from Fixed Account.................        42,863             5,543
    Transfers between Investment Divisions...........     3,948,109         2,305,392
                                                       -------------    -------------
      Net contributions and withdrawals..............     4,212,860         2,499,560
                                                       -------------    -------------
        Increase in total equity.....................     4,597,861         2,728,856
TOTAL EQUITY:
    Beginning of year................................            --                --
                                                       -------------    -------------
    End of year......................................  $  4,597,861     $   2,728,856
                                                       =============    =============

                                                                MORGAN STANLEY              T. ROWE         VAN ECK
                                                                   EMERGING                  PRICE         WORLDWIDE
                                                                    MARKETS                 EQUITY           HARD
                                                                    EQUITY                  INCOME          ASSETS
                                                         -----------------------------   -------------   -------------
                                                             1998            1997           1998(a)         1998(a)
                                                         -------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).....................    $     (67,041)  $     (24,058)  $      45,612   $      (2,516)
    Net realized gain (loss) on investments..........         (665,302)        138,123         (36,653)        (52,557)
    Realized gain distribution received..............               --         245,953         258,411              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (1,402,784)     (1,574,419)        250,139           2,487
    Increase (decrease) attributable to funds of New
      York Life Insurance and Annuity Corporation
      retained by Separate Account...................            3,898           1,437          (1,005)             34
                                                         -------------   -------------   -------------   -------------
      Net increase (decrease) in total equity
        resulting from operations....................       (2,131,229)     (1,212,964)        516,504         (52,552)
                                                         -------------   -------------   -------------   -------------
  Contributions and withdrawals:
    Policyowners' premium payments...................          544,180       1,173,626         737,336          23,746
    Policyowners' surrenders.........................         (303,684)        (79,912)        (86,228)         (3,416)
    Policyowners' annuity and death benefits.........          (28,128)             --              --              --
    Net transfers from (to) Fixed Account............         (222,426)         75,384         218,947         (44,240)
    Transfers between Investment Divisions...........          177,768       7,422,353       8,695,170         500,270
                                                         -------------   -------------   -------------   -------------
      Net contributions and withdrawals..............          167,710       8,591,451       9,565,225         476,360
                                                         -------------   -------------   -------------   -------------
        Increase (decrease) in total equity..........       (1,963,519)      7,378,487      10,081,729         423,808
TOTAL EQUITY:
    Beginning of year................................        8,179,520         801,033              --              --
                                                         -------------   -------------   -------------   -------------
    End of year......................................    $   6,216,001   $   8,179,520   $  10,081,729   $     423,808
                                                         =============   =============   =============   =============

(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages(SM) Annuity Separate Account") was established on November 30,
1994, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under Non-Qualified and Qualified Flexible Premium Variable Retirement Annuity Policies issued by New York Life Insurance and Annuity Corporation. The non-qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with New York Life Insurance and Annuity Corporation and registered representatives of unaffiliated broker-dealers. NYLIFE
Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS Variable Insurance Trust, the Morgan Stanley Universal Funds, Inc., the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust and certain other funds (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  The Separate Account offers thirty variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. These financial statements and notes relate only to the following twenty-six investment divisions: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly "Calvert Socially Responsible"), Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS Growth With Income Series, MFS Research Series, Morgan Stanley Emerging Markets Equity,
T. Rowe Price Equity Income and Van Eck Worldwide Hard Assets. Each Investment Division of the Separate Account will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 15 days after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of the Separate Account in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1998, the investments of the Separate Account are as follows:

                                                          MAINSTAY VP          MAINSTAY VP
                                                            CAPITAL               CASH              MAINSTAY VP
                                                          APPRECIATION         MANAGEMENT           CONVERTIBLE
                                                          -------------------------------------------------------
Number of shares........................................      12,062             121,463                 3,700
Identified cost*........................................    $255,994            $121,463              $ 39,757

                                                                                AMERICAN             DREYFUS
                                                          MAINSTAY VP           CENTURY               LARGE
                                                            INDEXED              INCOME              COMPANY
                                                             EQUITY             & GROWTH              VALUE
                                                          ------------------------------------------------------
Number of shares........................................      15,800               2,259                1,627
Identified cost*........................................    $320,209            $ 22,406             $ 15,900

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 1998, was as follows:

                                                          MAINSTAY VP          MAINSTAY VP
                                                            CAPITAL               CASH              MAINSTAY VP
                                                          APPRECIATION         MANAGEMENT           CONVERTIBLE
                                                          -------------------------------------------------------
Purchases...............................................    $109,475            $240,702              $ 17,624
Proceeds from sales.....................................      12,394             167,003                 3,510

                                                                                AMERICAN              DREYFUS
                                                          MAINSTAY VP            CENTURY               LARGE
                                                            INDEXED              INCOME               COMPANY
                                                             EQUITY            & GROWTH(a)            VALUE(a)
                                                          -------------------------------------------------------
Purchases...............................................    $169,969            $ 22,782              $ 16,158
Proceeds from sales.....................................       9,179                 341                   236

(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    -----------------------------------------------------------------------------------------------------------------
          3,877           28,503            1,225           10,216           11,337            4,686            7,655
       $ 39,939         $340,609         $ 13,411         $162,769         $169,378         $ 63,550         $164,366

     EAGLE ASSET          LORD            ALGER
      MANAGEMENT         ABBETT          AMERICAN         CALVERT          FIDELITY         FIDELITY       JANUS ASPEN
        GROWTH         DEVELOPING         SMALL            SOCIAL           VIP II            VIP             SERIES
        EQUITY           GROWTH       CAPITALIZATION      BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED
    -----------------------------------------------------------------------------------------------------------------
          1,400            1,563              520            4,717            4,808            3,355            4,670
       $ 14,070         $ 14,433         $ 21,128         $  9,757         $ 95,341         $ 79,462         $ 87,093

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    -----------------------------------------------------------------------------------------------------------------
       $ 31,105         $143,524         $  2,920         $ 64,954         $ 67,062         $ 41,550         $ 79,179
          4,245           11,429            1,601            1,573            5,644            1,069            2,384

     EAGLE ASSET          LORD            ALGER
      MANAGEMENT         ABBETT          AMERICAN         CALVERT          FIDELITY         FIDELITY       JANUS ASPEN
        GROWTH         DEVELOPING         SMALL            SOCIAL           VIP II            VIP             SERIES
      EQUITY(a)        GROWTH(a)      CAPITALIZATION      BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED
    -----------------------------------------------------------------------------------------------------------------
       $ 14,420         $ 14,929         $ 21,348         $  6,109         $ 59,256         $ 52,664         $ 63,768
            345              365           10,567              579              526              877              377

--------------------------------------------------------------------------------

                                                  JANUS ASPEN                MFS
                                                     SERIES                 GROWTH
                                                   WORLDWIDE                 WITH                      MFS
                                                     GROWTH             INCOME SERIES            RESEARCH SERIES
                                                  ---------------------------------------------------------------
Number of shares................................       4,298                    229                       144
Identified cost*................................    $107,532               $  4,191                  $  2,479

                                                     MORGAN
                                                    STANLEY                T. ROWE                   VAN ECK
                                                    EMERGING                PRICE                   WORLDWIDE
                                                    MARKETS                 EQUITY                     HARD
                                                     EQUITY                 INCOME                    ASSETS
                                                  ---------------------------------------------------------------
Number of shares................................         878                    525                        46
Identified cost*................................    $  9,207               $  9,859                  $    423

* The cost stated also represents the aggregate cost for Federal income tax purposes.

                                                  JANUS ASPEN                MFS
                                                     SERIES                 GROWTH
                                                   WORLDWIDE                 WITH                      MFS
                                                     GROWTH            INCOME SERIES(a)         RESEARCH SERIES(a)
                                                  ---------------------------------------------------------------
Purchases.......................................    $ 60,119               $  4,512                  $  2,647
Proceeds from sales.............................       6,517                    303                       150

                                                     MORGAN
                                                    STANLEY                T. ROWE                   VAN ECK
                                                    EMERGING                PRICE                   WORLDWIDE
                                                    MARKETS                 EQUITY                     HARD
                                                     EQUITY               INCOME(a)                 ASSETS(a)
                                                  ---------------------------------------------------------------
Purchases.......................................    $  2,093               $ 10,652                  $    824
Proceeds from sales.............................       1,991                    757                       349

(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.40% of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Cost to Policyowners and New York Life Insurance and Annuity
Corporation (in 000's):
--------------------------------------------------------------------------------

At December 31, 1998, the cost to Policyowners and New York Life Insurance and Annuity Corporation for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                               MAINSTAY VP      MAINSTAY VP
                                                                 CAPITAL            CASH         MAINSTAY VP
                                                               APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                              ------------------------------------------------
Cost to Policyowners and New York Life Insurance and Annuity
  Corporation (net of withdrawals)..........................     $248,670         $115,663         $ 34,476
Accumulated net investment income (loss)....................       (5,915)           5,429            2,114
Accumulated net realized gain on investments and realized
  gain distributions received...............................       12,267               --            3,044
Unrealized appreciation (depreciation) on investments.......      113,246               --           (1,513)
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account......         (290)             (13)             (10)
                                                                 --------         --------         --------
Net amount applicable to Policyowners and New York Life
  Insurance and Annuity Corporation.........................     $367,978         $121,079         $ 38,111
                                                                 ========         ========         ========

                                                                                  AMERICAN         DREYFUS
                                                               MAINSTAY VP        CENTURY           LARGE
                                                                 INDEXED           INCOME          COMPANY
                                                                  EQUITY          & GROWTH          VALUE
                                                              ------------------------------------------------
Cost to Policyowners and New York Life Insurance and Annuity
  Corporation (net of withdrawals)..........................     $305,267         $ 22,397         $ 15,901
Accumulated net investment income (loss)....................        1,147              (27)             (32)
Accumulated net realized gain (loss) on investments and
  realized gain distributions received......................       12,621              (35)             (21)
Unrealized appreciation (depreciation) on investments.......       88,825            2,239              754
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account......         (272)              (6)              (3)
                                                                 --------         --------         --------
Net amount applicable to Policyowners and New York Life
  Insurance and Annuity Corporation.........................     $407,588         $ 24,568         $ 16,599
                                                                 ========         ========         ========

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    -----------------------------------------------------------------------------------------------------------------
       $ 37,027         $289,628         $ 11,925         $150,504         $148,034         $ 57,166         $135,443
          2,630           39,023            1,277            3,651            1,024            4,625             (634)
            160           10,972              165            8,049           19,767            1,574           29,062
           (137)         (29,445)           1,780           41,445          (11,156)          (1,565)          16,417
             (6)             (58)             (11)            (131)             (26)             (12)            (123)
       --------         --------         --------         --------         --------         --------         --------
       $ 39,674         $310,120         $ 15,136         $203,518         $157,643         $ 61,788         $180,165
       ========         ========         ========         ========         ========         ========         ========

     EAGLE ASSET          LORD            ALGER
      MANAGEMENT         ABBETT          AMERICAN         CALVERT          FIDELITY         FIDELITY       JANUS ASPEN
        GROWTH         DEVELOPING         SMALL            SOCIAL           VIP II            VIP             SERIES
        EQUITY           GROWTH       CAPITALIZATION      BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED
    -----------------------------------------------------------------------------------------------------------------
       $ 14,129         $ 14,612         $ 19,466         $  8,519         $ 93,449         $ 77,633         $ 84,404
           (103)             (94)            (307)             216             (930)            (478)           1,948
             (5)            (130)           1,903              991            2,500            2,033              464
          2,419              (36)           1,751              324           22,159            5,821           17,974
             (6)              (3)             (11)              (3)             (65)             (25)             (55)
       --------         --------         --------         --------         --------         --------         --------
       $ 16,434         $ 14,349         $ 22,802         $ 10,047         $117,113         $ 84,984         $104,735
       ========         ========         ========         ========         ========         ========         ========

--------------------------------------------------------------------------------

                                                               JANUS ASPEN          MFS
                                                                  SERIES           GROWTH
                                                                WORLDWIDE           WITH              MFS
                                                                  GROWTH       INCOME SERIES    RESEARCH SERIES
                                                              ------------------------------------------------
Cost to Policyowners (net of withdrawals)...................     $103,042         $  4,212         $  2,499
Accumulated net investment income (loss)....................        1,140              (15)              (9)
Accumulated net realized gain (loss) on investments and
  realized gain distributions received......................        2,995              (18)             (18)
Unrealized appreciation (depreciation) on investments.......       17,509              419              257
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account......          (72)              --               --
                                                                 --------         --------         --------
Net amount applicable to Policyowners.......................     $124,614         $  4,598         $  2,729
                                                                 ========         ========         ========

                                                              MORGAN STANLEY      T. ROWE          VAN ECK
                                                                 EMERGING          PRICE          WORLDWIDE
                                                                 MARKETS           EQUITY            HARD
                                                                  EQUITY           INCOME           ASSETS
                                                              ------------------------------------------------
Cost to Policyowners (net of withdrawals)...................     $  9,549         $  9,567         $    476
Accumulated net investment income (loss)....................          (90)              45               (2)
Accumulated net realized gain (loss) on investments and
  realized gain distributions received......................         (281)             221              (52)
Unrealized appreciation (depreciation) on investments.......       (2,967)             250                2
Increase (decrease) attributable to funds of New York Life
  Insurance and Annuity Corporation retained by Separate
  Account...................................................            5               (1)              --
                                                                 --------         --------         --------
Net amount applicable to Policyowners.......................     $  6,216         $ 10,082         $    424
                                                                 ========         ========         ========

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 1998 and December 31, 1997, were as follows:

                                                                   MAINSTAY VP                           MAINSTAY VP
                                                              CAPITAL APPRECIATION                     CASH MANAGEMENT
                                                           ---------------------------           ---------------------------
                                                             1998               1997               1998               1997
                                                           -----------------------------------------------------------------
Units issued on premium payments.......................         686                701            812,628            492,361
Units redeemed on surrenders...........................        (476)              (242)            (2,547)              (548)
Units redeemed on annuity and death benefits...........         (72)               (36)               (97)               (82)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         (54)                 7             (3,989)            (2,361)
Units issued (redeemed) on transfers between Investment
  Divisions............................................       4,855              3,622           (743,310)          (478,922)
                                                           --------           --------           --------           --------
  Net increase.........................................       4,939              4,052             62,685             10,448
Units outstanding, beginning of year...................      11,001              6,949             43,157             32,709
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      15,940             11,001            105,842             43,157
                                                           ========           ========           ========           ========

                                                                   MAINSTAY VP                           MAINSTAY VP
                                                              INTERNATIONAL EQUITY                      TOTAL RETURN
                                                           ---------------------------           ---------------------------
                                                             1998               1997               1998               1997
                                                           -----------------------------------------------------------------
Units issued on premium payments.......................          33                 54                542                482
Units redeemed on surrenders...........................         (22)               (18)              (324)              (197)
Units redeemed on annuity and death benefits...........          (7)                (2)               (48)               (45)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................          (5)                --                (48)               (28)
Units issued on transfers between Investment
  Divisions............................................          81                206              3,385              2,263
                                                           --------           --------           --------           --------
  Net increase.........................................          80                240              3,507              2,475
Units outstanding, beginning of year...................         932                692              7,629              5,154
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................       1,012                932             11,136              7,629
                                                           ========           ========           ========           ========

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                    MAINSTAY VP
        MAINSTAY VP           MAINSTAY VP           HIGH YIELD
        CONVERTIBLE           GOVERNMENT          CORPORATE BOND
    -------------------   -------------------   -------------------
      1998       1997       1998       1997       1998       1997
    ---------------------------------------------------------------
         144         78         76         59      1,361      1,184
         (51)       (22)       (91)       (36)      (817)      (335)
         (10)        (6)       (16)        (4)      (110)       (84)
         (11)         2        (12)       (14)      (199)        34
         862        903      2,148        243      7,148      7,239
    --------   --------   --------   --------   --------   --------
         934        955      2,105        248      7,383      8,038
       2,205      1,250      1,103        855     14,577      6,539
    --------   --------   --------   --------   --------   --------
       3,139      2,205      3,208      1,103     21,960     14,577
    ========   ========   ========   ========   ========   ========

        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
           VALUE                 BOND              GROWTH EQUITY
    -------------------   -------------------   -------------------
      1998       1997       1998       1997       1998       1997
    ---------------------------------------------------------------
         504        485        246        155        404        329
        (302)      (152)      (118)       (49)      (204)       (70)
         (70)       (24)       (14)       (13)       (35)        (7)
         (91)         5         (4)        (2)       (17)        11
       2,727      3,545      2,902        697      3,112      2,440
    --------   --------   --------   --------   --------   --------
       2,768      3,859      3,012        788      3,260      2,703
       7,236      3,377      1,981      1,193      4,979      2,276
    --------   --------   --------   --------   --------   --------
      10,004      7,236      4,993      1,981      8,239      4,979
    ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

                                                                            AMERICAN
                                                                            CENTURY
                                                         MAINSTAY VP         INCOME
                                                       INDEXED EQUITY       & GROWTH
                                                     -------------------   ----------
                                                       1998       1997      1998(a)
                                                     --------------------------------
Units issued on equity contribution by New York
  Life Insurance and Annuity Corporation...........        --         --       1,000
Units issued on premium payments...................     1,003        776          66
Units redeemed on surrenders.......................      (438)      (134)         (8)
Units redeemed on annuity and death benefits.......       (50)       (29)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (8)        10           5
Units issued on transfers between Investment
  Divisions........................................     7,086      5,032       1,200
                                                     --------   --------    --------
  Net increase.....................................     7,593      5,655       2,263
Units outstanding, beginning of year...............     9,982      4,327          --
                                                     --------   --------    --------
Units outstanding, end of year.....................    17,575      9,982       2,263
                                                     ========   ========    ========

                                                           CALVERT              FIDELITY
                                                           SOCIAL                VIP II
                                                          BALANCED             CONTRAFUND
                                                     -------------------   -------------------
                                                       1998       1997       1998       1997
                                                     -----------------------------------------
Units issued on premium payments...................        29         16        457        259
Units redeemed on surrenders.......................       (11)        (4)      (145)       (27)
Units redeemed on annuity and death benefits.......        (5)        --        (13)        (4)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (7)        (2)         1         19
Units issued on transfers between Investment
  Divisions........................................       306        149      3,643      2,591
                                                     --------   --------   --------   --------
  Net increase.....................................       312        159      3,943      2,838
Units outstanding, beginning of year...............       282        123      3,079        241
                                                     --------   --------   --------   --------
Units outstanding, end of year.....................       594        282      7,022      3,079
                                                     ========   ========   ========   ========

(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

    DREYFUS    EAGLE ASSET      LORD             ALGER
     LARGE     MANAGEMENT      ABBETT          AMERICAN
    COMPANY      GROWTH      DEVELOPING          SMALL
     VALUE       EQUITY        GROWTH       CAPITALIZATION
    --------   -----------   ----------   -------------------
    1998(a)      1998(a)      1998(a)       1998       1997
    ---------------------------------------------------------
      1,000        1,000         1,000          --         --
         68           27            44         121         84
        (10)          (1)           (6)        (61)       (18)
         --           --            --         (11)        (1)
          1            4             5           6         13
        570          378           530         789        857
    --------    --------      --------    --------   --------
      1,629        1,408         1,573         844        935
         --           --            --       1,060        125
    --------    --------      --------    --------   --------
      1,629        1,408         1,573       1,904      1,060
    ========    ========      ========    ========   ========

                                                    JANUS ASPEN
         FIDELITY             JANUS ASPEN             SERIES
            VIP                 SERIES               WORLDWIDE
       EQUITY-INCOME           BALANCED               GROWTH
    -------------------   -------------------   -------------------
      1998       1997       1998       1997       1998       1997
    ---------------------------------------------------------------
         409        188        424        180        487        418
        (116)       (19)      (109)       (22)      (174)       (56)
         (22)        (1)       (19)        (2)       (20)        (8)
          (4)        12         11         10         (6)        41
       3,316      1,938      4,068      1,752      3,176      3,728
    --------   --------   --------   --------   --------   --------
       3,583      2,118      4,375      1,918      3,463      4,123
       2,267        149      2,043        125      4,392        269
    --------   --------   --------   --------   --------   --------
       5,850      2,267      6,418      2,043      7,855      4,392
    ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

                                                            MFS
                                                           GROWTH
                                                            WITH       MFS
                                                           INCOME    RESEARCH
                                                           SERIES     SERIES
                                                          --------   --------
                                                          1998(a)    1998(a)
                                                          -------------------
Units issued on premium payments........................        24         18
Units redeemed on surrenders............................        (2)        (1)
Units issued on net transfers to Fixed Account..........         5          1
Units issued on transfers between Investment
  Divisions.............................................       408        234
                                                          --------   --------
  Net increase..........................................       435        252
Units outstanding, beginning of year....................        --         --
                                                          --------   --------
Units outstanding, end of year..........................       435        252
                                                          ========   ========

                                                              MORGAN STANLEY      T. ROWE     VAN ECK
                                                                 EMERGING          PRICE     WORLDWIDE
                                                                  MARKETS          EQUITY      HARD
                                                                  EQUITY           INCOME     ASSETS
                                                            -------------------   --------   ---------
                                                              1998       1997     1998(a)     1998(a)
                                                            ------------------------------------------
Units issued on premium payments........................          62        105        76           2
Units redeemed on surrenders............................         (36)        (7)       (9)         --
Units redeemed on annuity and death benefits............          (3)        --        --          --
Units issued (redeemed) on net transfers from (to) Fixed
  Account...............................................         (21)         6        22          (5)
Units issued on transfers between Investment
  Divisions.............................................          12        643       906          56
                                                            --------   --------   --------   --------
  Net increase..........................................          14        747       995          53
Units outstanding, beginning of year....................         827         80        --          --
                                                            --------   --------   --------   --------
Units outstanding, end of year..........................         841        827       995          53
                                                            ========   ========   ========   ========

(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of the Separate Account:


                                                                            MAINSTAY VP
                                                                       CAPITAL APPRECIATION
                                                               -------------------------------------
                                                                1998      1997      1996     1995(a)
                                                               -------------------------------------
Unit value, beginning of year...............................   $16.95    $13.92    $11.89    $10.00
Net investment income (loss)................................    (0.25)    (0.22)    (0.17)     0.06
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................     6.39      3.25      2.20      1.83
                                                               ------    ------    ------    ------
Unit value, end of year.....................................   $23.09    $16.95    $13.92    $11.89
                                                               ======    ======    ======    ======

                                                                                MAINSTAY VP
                                                                                HIGH YIELD
                                                                              CORPORATE BOND
                                                                   -------------------------------------
                                                                    1998      1997      1996     1995(a)
                                                                   -------------------------------------
Unit value, beginning of year...............................       $13.95    $12.52    $10.83    $10.00
Net investment income.......................................         1.31      1.05      1.02      1.15
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................        (1.14)     0.38      0.67     (0.32)
                                                                   ------    ------    ------    ------
Unit value, end of year.....................................       $14.12    $13.95    $12.52    $10.83
                                                                   ======    ======    ======    ======

                                                                                MAINSTAY VP
                                                                                   BOND
                                                                   -------------------------------------
                                                                    1998      1997      1996     1995(a)
                                                                   -------------------------------------
Unit value, beginning of year...............................       $11.50    $10.64    $10.57    $10.00
Net investment income (loss)................................         0.80      0.76      0.99      2.16
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................         0.07      0.10     (0.92)    (1.59)
                                                                   ------    ------    ------    ------
Unit value, end of year.....................................       $12.37    $11.50    $10.64    $10.57
                                                                   ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period May 1, 1995 (Commencement of Operations) through
    December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(c) For the period May 1, 1998 (Commencement of Operations) through
    December 31, 1998.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                 MAINSTAY VP                        MAINSTAY VP                        MAINSTAY VP
               CASH MANAGEMENT                      CONVERTIBLE                        GOVERNMENT
    -------------------------------------   ---------------------------   -------------------------------------
     1998      1997      1996     1995(a)    1998      1997     1996(b)    1998      1997      1996     1995(a)
    -----------------------------------------------------------------------------------------------------------
    $ 1.10    $ 1.06    $ 1.03    $ 1.00    $11.78    $10.35    $10.00    $11.51    $10.66    $10.57    $10.00
      0.04      0.04      0.04      0.02      0.49      0.38      0.08      0.70      0.69      0.86      2.49
        --        --     (0.01)     0.01     (0.13)     1.05      0.27      0.16      0.16     (0.77)    (1.92)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.14    $ 1.10    $ 1.06    $ 1.03    $12.14    $11.78    $10.35    $12.37    $11.51    $10.66    $10.57
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                 MAINSTAY VP                             MAINSTAY VP                             MAINSTAY VP
            INTERNATIONAL EQUITY                        TOTAL RETURN                                VALUE
    -------------------------------------   -------------------------------------   -------------------------------------
     1998      1997      1996     1995(a)    1998      1997      1996     1995(a)    1998      1997      1996     1995(a)
    -----------------------------------------------------------------------------------------------------------------
    $12.32    $11.88    $10.90    $10.00    $14.58    $12.55    $11.36    $10.00    $16.67    $13.76    $11.32    $10.00
      0.16      0.90      0.87      1.36      0.17      0.17      0.27      0.79      0.04      0.07      0.11      0.20
      2.47     (0.46)     0.11     (0.46)     3.53      1.86      0.92      0.57     (0.95)     2.84      2.33      1.12
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $14.95    $12.32    $11.88    $10.90    $18.28    $14.58    $12.55    $11.36    $15.76    $16.67    $13.76    $11.32
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                                                                                AMERICAN   DREYFUS
                                                                                CENTURY     LARGE
                MAINSTAY VP                           MAINSTAY VP                INCOME    COMPANY
               GROWTH EQUITY                        INDEXED EQUITY              & GROWTH    VALUE
    -----------------------------------   -----------------------------------   --------   -------
     1998      1997     1996    1995(a)    1998      1997     1996    1995(a)   1998(c)    1998(c)
    ----------------------------------------------------------------------------------------------
    $17.52    $14.01   $11.42   $10.00    $18.30    $13.97   $11.58   $10.00     $10.00    $10.00
     (0.07)    (0.06)    0.05     0.35        --      0.09     0.21     0.62      (0.02)    (0.03)
      4.42      3.57     2.54     1.07      4.89      4.24     2.18     0.96       0.88      0.22
    ------    ------   ------   ------    ------    ------   ------   ------     ------    ------
    $21.87    $17.52   $14.01   $11.42    $23.19    $18.30   $13.97   $11.58     $10.86    $10.19
    ======    ======   ======   ======    ======    ======   ======   ======     ======    ======

--------------------------------------------------------------------------------

                                                                   EAGLE ASSET        LORD
                                                                    MANAGEMENT       ABBETT
                                                                      GROWTH       DEVELOPING
                                                                      EQUITY         GROWTH
                                                                   ------------   ------------
                                                                     1998(c)        1998(c)
                                                                   ---------------------------
Unit value, beginning of year...............................          $10.00         $10.00
Net investment income (loss)................................           (0.09)         (0.08)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................            1.77          (0.80)
                                                                      ------         ------
Unit value, end of year.....................................          $11.68         $ 9.12
                                                                      ======         ======

                                                                                    FIDELITY
                                                                                      VIP
                                                                                 EQUITY-INCOME
                                                                   ------------------------------------------
                                                                       1998           1997         1996(b)
                                                                   ------------------------------------------
Unit value, beginning of year...............................          $13.20         $10.45         $10.00
Net investment income (loss)................................           (0.08)         (0.13)         (0.02)
Net realized and unrealized gains on security transactions
  and realized capital gain distributions received (includes
  the effect of capital share transactions).................            1.41           2.88           0.47
                                                                      ------         ------         ------
Unit value, end of year.....................................          $14.53         $13.20         $10.45
                                                                      ======         ======         ======

                                                                         MFS
                                                                       GROWTH
                                                                        WITH               MFS
                                                                    INCOME SERIES    RESEARCH SERIES
                                                                   ---------------   ---------------
                                                                       1998(c)           1998(c)
                                                                   ---------------------------------
Unit value, beginning of year...............................           $10.00            $10.00
Net investment income (loss)................................            (0.07)            (0.07)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................             0.64              0.90
                                                                       ------            ------
Unit value, end of year.....................................           $10.57            $10.83
                                                                       ======            ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period May 1, 1995 (Commencement of Operations) through
    December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(c) For the period May 1, 1998 (Commencement of Operations) through
    December 31, 1998.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

               ALGER
             AMERICAN                            CALVERT                           FIDELITY
               SMALL                             SOCIAL                             VIP II
          CAPITALIZATION                        BALANCED                          CONTRAFUND
    ---------------------------   -------------------------------------   ---------------------------
     1998      1997     1996(b)    1998      1997      1996     1995(a)    1998      1997     1996(b)
    -------------------------------------------------------------------------------------------------
    $10.51    $ 9.57    $10.00    $14.76    $12.46    $11.22    $10.00    $13.01    $10.63    $10.00
     (0.15)    (0.14)    (0.02)     0.29      0.31      0.35      1.60     (0.14)    (0.14)    (0.03)
      1.61      1.08     (0.41)     1.87      1.99      0.89     (0.38)     3.81      2.52      0.66
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $11.97    $10.51    $ 9.57    $16.92    $14.76    $12.46    $11.22    $16.68    $13.01    $10.63
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                                          JANUS ASPEN
            JANUS ASPEN                     SERIES
              SERIES                       WORLDWIDE
             BALANCED                       GROWTH
    ---------------------------   ---------------------------
     1998      1997     1996(b)    1998      1997     1996(b)
    ---------------------------------------------------------
    $12.32    $10.24    $10.00    $12.48    $10.36    $10.00
      0.42      0.28      0.17      0.20     (0.03)     0.08
      3.58      1.80      0.07      3.18      2.15      0.28
    ------    ------    ------    ------    ------    ------
    $16.32    $12.32    $10.24    $15.86    $12.48    $10.36
    ======    ======    ======    ======    ======    ======

             MORGAN STANLEY                    T. ROWE           VAN ECK
                EMERGING                        PRICE           WORLDWIDE
                 MARKETS                       EQUITY             HARD
                 EQUITY                        INCOME            ASSETS
    ---------------------------------         ---------         ---------
     1998         1997        1996(b)          1998(c)           1998(c)
    ------------------------------------------------------------------
    $ 9.89       $10.00       $10.00           $10.00            $10.00
     (0.08)       (0.05)        0.02             0.08             (0.06)
     (2.41)       (0.06)       (0.02)            0.05             (1.92)
    ------       ------       ------           ------            ------
    $ 7.40       $ 9.89       $10.00           $10.13            $ 8.02
    ======       ======       ======           ======            ======

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Annuity Separate Account-III
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced, formerly known as Calvert Socially Responsible, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS Growth With Income Series, MFS Research Series, Morgan Stanley Emerging Markets Equity, T. Rowe Price Equity Income and Van Eck Worldwide Hard Assets Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III, formerly known as LifeStages(SM) Annuity Separate Account) at December 31, 1998, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 with the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series Inc., the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS Variable Insurance Trust, the Morgan Stanley Universal Funds, Inc., the T. Rowe Price Equity Series, Inc., and the Van Eck Worldwide Insurance Trust, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I and NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I may be invested in shares of the Calvert Variable Series, Inc., the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, MFS Variable Insurance Trust, Morgan Stanley Dean Witter Universal Funds, Inc., T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust, which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 17, 1998, executive officers of the Fund were elected. On December 29, 1998, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

/s/ RICHARD M. KERMAN JR.
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

COMMON STOCKS (97.0%)+


                                    SHARES          VALUE
                                  ------------------------
BANKS (2.1%)
SouthTrust Corp. ...............      182,500   $    6,741,094
Wells Fargo & Co. ..............      496,700       19,836,956
                                                --------------
                                                    26,578,050
                                                --------------
BROADCAST/MEDIA (2.8%)
Chancellor Media Corp. (a)......      308,000       14,745,500
Clear Channel Communications,
 Inc. (a).......................      261,700       14,262,650
Fox Entertainment Group, Inc.
 (a)............................      247,000        6,221,312
                                                --------------
                                                    35,229,462
                                                --------------
CHEMICALS (0.9%)
Monsanto Co. ...................      245,000       11,637,500
                                                --------------
COMMUNICATIONS--EQUIPMENT (6.8%)
Cisco Systems, Inc. (a).........      434,575       40,333,992
Lucent Technologies Inc. .......      392,400       43,164,000
                                                --------------
                                                    83,497,992
                                                --------------
COMPUTER SOFTWARE & SERVICES
 (10.0%)
Computer Associates
 International, Inc. ...........      225,512        9,612,449
Compuware Corp. (a).............      455,200       35,562,500
Equifax Inc. ...................      298,000       10,187,875
HBO & Co. ......................      597,800       17,149,387
Microsoft Corp. (a).............      224,800       31,176,950
Oracle Corp. (a)................      453,000       19,535,625
                                                --------------
                                                   123,224,786
                                                --------------
COMPUTER SYSTEMS (6.0%)
EMC Corp. (a)...................      468,600       39,831,000
Sun Microsystems, Inc. (a)......      401,000       34,335,625
                                                --------------
                                                    74,166,625
                                                --------------
CONSUMER FINANCE (1.5%)
Providian Financial Corp. ......      256,800       19,260,000
                                                --------------
ELECTRONICS--SEMICONDUCTORS
 (1.9%)
Intel Corp. ....................      199,100       23,605,794
                                                --------------
FINANCIAL--MISCELLANEOUS (8.7%)
Associates First Capital Corp.
 Class A........................      602,800       25,543,650
CIT Group, Inc. (The)...........      360,000       11,452,500
Citigroup Inc. .................      319,548       15,817,626
Fannie Mae......................      189,500       14,023,000

                                    SHARES          VALUE
                                  ------------------------

FINANCIAL--
  MISCELLANEOUS (Continued)
Freddie Mac.....................      157,600   $   10,155,350
SunAmerica Inc. ................      371,300       30,121,713
                                                --------------
                                                   107,113,839
                                                --------------
HEALTH CARE DISTRIBUTORS (1.9%)
Cardinal Health Inc. ...........      302,050       22,918,044
                                                --------------
HEALTH CARE--DRUGS (10.2%)
Elan Corp. PLC ADR (a)(b).......      265,000       18,434,063
Lilly (Eli) & Co. ..............      407,000       36,172,125
Merck & Co., Inc. ..............      135,500       20,011,656
Pfizer Inc. ....................      133,300       16,720,819
Schering-Plough Corp. ..........      635,000       35,083,750
                                                --------------
                                                   126,422,413
                                                --------------
HEALTH CARE--MEDICAL PRODUCTS
 (5.3%)
Guidant Corp. ..................      298,200       32,876,550
Medtronic, Inc. ................      443,800       32,952,150
                                                --------------
                                                    65,828,700
                                                --------------
HEALTH CARE--MISCELLANEOUS
 (2.9%)
HEALTHSOUTH Corp. ..............      615,400        9,500,238
Johnson & Johnson...............      309,062       25,922,575
                                                --------------
                                                    35,422,813
                                                --------------
HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive Co. ..........      228,100       21,184,787
                                                --------------
INSURANCE (2.3%)
American International Group,
 Inc. ..........................      191,062       18,461,366
Conseco, Inc. ..................      343,000       10,482,937
                                                --------------
                                                    28,944,303
                                                --------------
LEISURE TIME (1.8%)
Harley-Davidson, Inc. ..........      482,000       22,834,750
                                                --------------
MANUFACTURING--DIVERSIFIED
 (4.4%)
Illinois Tool Works Inc. .......      190,800       12,044,250
Tyco International Ltd. ........      558,900       42,162,019
                                                --------------
                                                    54,206,269
                                                --------------
POLLUTION CONTROL (1.3%)
Waste Management, Inc. .........      347,600       16,206,850
                                                --------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)

                                    SHARES          VALUE
                                  ------------------------
RETAIL (17.6%)
Bed Bath & Beyond, Inc. (a).....      409,600   $   13,977,600
CVS Corp. ......................      456,900       25,129,500
Dollar General Corp. ...........      488,983       11,552,223
Fred Meyer, Inc. (a)............      334,900       20,177,725
Home Depot, Inc. (The)..........      517,800       31,682,887
Kohl's Corp. (a)................      481,800       29,600,588
Kroger Co. (a)..................      347,600       21,029,800
Safeway Inc. (a)................      593,100       36,142,031
Staples, Inc. (a)...............      641,000       28,003,688
                                                --------------
                                                   217,296,042
                                                --------------
SPECIALIZED SERVICES (4.0%)
Cendant Corp. (a)...............      918,030       17,499,947
IMS Health Inc. ................      252,700       19,063,056
Service Corp. International.....      324,500       12,351,281
                                                --------------
                                                    48,914,284
                                                --------------
TELECOMMUNICATIONS--LONG
 DISTANCE (2.9%)
MCI WorldCom, Inc. (a)..........      497,388       35,687,589
                                                --------------
Total Common Stocks
 (Cost $660,427,478)............                 1,200,180,892
                                                --------------

SHORT-TERM
INVESTMENT (5.7%)

                                    PRINCIPAL
                                    AMOUNT          VALUE
                                  ------------------------
COMMERCIAL PAPER (5.7%)
General Electric Capital Corp.
 5.53%, due 1/8/99..............  $ 9,385,000        9,374,887
 5.60%, due 1/11/99.............   15,000,000       14,976,637
Halifax PLC
 5.65%, due 1/5/99..............   20,000,000       19,987,417
Wells Fargo & Co.
 5.51%, due 1/29/99.............   16,315,000       16,244,974
Xerox Credit Corp.
 5.20%, due 1/4/99..............    9,980,000        9,975,675
                                                --------------
Total Short-Term Investments
 (Cost $70,559,590).............                    70,559,590
                                                --------------
Total Investments
 (Cost $730,987,068) (c)........        102.7%   1,270,740,482(d)
Liabilities in Excess of
 Cash and Other Assets..........         (2.7)     (33,876,132)
                                   ----------   --------------
Net Assets......................        100.0%  $1,236,864,350
                                   ==========   ==============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1998 net unrealized appreciation was $539,753,414, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $548,068,368 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,314,954.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $730,987,068).......   $1,270,740,482
Cash...................................            3,862
Receivables:
  Investment securities sold...........        3,454,445
  Fund shares sold.....................        1,452,165
  Dividends and interest...............          216,658
                                          --------------
        Total assets...................    1,275,867,612
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       37,656,869
  Fund shares redeemed.................          554,015
  Adviser..............................          353,207
  Administrator........................          196,226
  Custodian............................           25,358
  Directors............................              395
Accrued expenses.......................          217,192
                                          --------------
        Total liabilities..............       39,003,262
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,236,864,350
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share)
  50 million shares authorized.........   $      404,045
Additional paid-in capital.............      697,058,272
Accumulated distribution in excess of
  net
  realized gain on investments.........         (351,381)
Net unrealized appreciation
  on investments.......................      539,753,414
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,236,864,350
                                          ==============
Shares of capital stock outstanding....       40,404,549
                                          ==============
Net asset value per share
  outstanding..........................   $        30.61
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    4,579,502
  Interest.............................        2,539,727
                                          --------------
        Total income...................        7,119,229
                                          --------------
Expenses:
  Advisory.............................        3,408,702
  Administration.......................        1,893,724
  Shareholder communication............          486,847
  Professional.........................           94,039
  Custodian............................           76,522
  Directors............................           53,266
  Miscellaneous........................           48,434
                                          --------------
        Total expenses.................        6,061,534
                                          --------------
Net investment income..................        1,057,695
                                          --------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments.......       10,978,637
Net change in unrealized appreciation
  on investments.......................      308,212,084
                                          --------------
Net realized and unrealized gain
  on investments.......................      319,190,721
                                          --------------
Net increase in net assets resulting
  from operations......................   $  320,248,416
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $3,009.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                   1998             1997
                                                              ----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    1,057,695   $       30,234
  Net realized gain on investments..........................      10,978,637       17,402,879
  Net change in unrealized appreciation on investments......     308,212,084      113,288,532
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     320,248,416      130,721,645
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................      (1,091,415)          (1,000)
  From net realized gain on investments.....................     (11,013,862)     (10,215,853)
  In excess of net realized gain on investments.............        (351,381)              --
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......     (12,456,658)     (10,216,853)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     246,918,825      151,573,522
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      12,456,658       10,216,853
                                                              --------------   --------------
                                                                 259,375,483      161,790,375
  Cost of shares redeemed...................................     (93,381,647)     (22,838,323)
                                                              --------------   --------------
  Increase in net assets derived from capital share
    transactions............................................     165,993,836      138,952,052
                                                              --------------   --------------
Net increase in net assets..................................     473,785,594      259,456,844
NET ASSETS:
Beginning of year...........................................     763,078,756      503,621,912
                                                              --------------   --------------
End of year.................................................  $1,236,864,350   $  763,078,756
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $           --   $       29,913
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                       YEAR ENDED DECEMBER 31
                                                  1998           1997           1996           1995           1994
                                              -------------------------------------------------------------------
Net asset value at beginning of year........  $      22.39   $      18.39   $      15.49   $      11.45   $      12.03
                                              ------------   ------------   ------------   ------------   ------------
Net investment income.......................          0.03           0.00(a)         0.01          0.06           0.05
Net realized and unrealized gain (loss) on
  investments...............................          8.51           4.31           2.90           4.04          (0.58)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations............          8.54           4.31           2.91           4.10          (0.53)
                                              ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income................        (0.03)          (0.00)(a)        (0.01)        (0.06)        (0.05)
  From net realized gain
    on investments..........................        (0.29)          (0.31)            --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Total dividends and distributions...........        (0.32)          (0.31)         (0.01)         (0.06)         (0.05)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value at end of year..............  $      30.61   $      22.39   $      18.39   $      15.49   $      11.45
                                              ============   ============   ============   ============   ============
Total investment return.....................         38.14%         23.49%         18.75%         35.78%         (4.38%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................          0.11%          0.00%(b)         0.09%         0.57%         0.63%
  Net expenses..............................          0.64%          0.65%          0.73%          0.73%          0.73%
  Expenses (before reimbursement)...........          0.64%          0.65%          0.75%          0.90%          0.91%
Portfolio turnover rate.....................            27%            34%            16%            35%            39%
Net assets at end of year (in 000's)........  $  1,236,864   $    763,079   $    503,622   $    244,536   $    113,999

------------
(a)  Less than one cent per share.
(b)  Less than one-hundredth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998


SHORT-TERM
INVESTMENTS (100.0%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITY (1.3%)
Bishop's Gate Residential
 Mortgage Trust
 Series 1998-2A Class A1
 5.75%, due 11/22/99 (b)(c)(d)....  $3,000,000   $  3,000,000
                                                 ------------
CERTIFICATES OF DEPOSIT (13.8%)
ABN AMRO New York
 5.75%, due 3/31/99 (d)...........   2,000,000      2,002,008
Bayerische Hypo-und Vereinsbank AG
 5.55%, due 1/4/99 (d)............   2,000,000      2,000,010
Bayerische Landesbank Girozentrale
 5.09%, due 3/23/99 (c)(d)........   3,000,000      2,999,483
Bayerische Landesbank New York
 5.41%, due 5/10/99 (c)(d)........   2,000,000      1,999,473
Deutsche Bank New York
 5.52%, due 1/14/99 (d)...........   3,000,000      2,999,713
 5.67%, due 1/8/99 (d)............   2,000,000      1,999,986
Dresdner Bank AG
 5.15%, due 3/29/99 (d)...........   3,000,000      2,999,806
ING Bank N.V.
 5.14%, due 3/15/99 (d)...........   2,000,000      1,999,962
Rabobank Nederland N.V. New York
 4.83%, due 10/6/99 (d)...........   2,000,000      1,999,990
 5.64%, due 7/30/99 (d)...........   2,000,000      2,006,312
 5.71%, due 4/16/99 (d)...........   3,000,000      3,003,768
Societe Generale New York
 5.68%, due 3/22/99 (d)...........   3,000,000      3,000,232
Svenska Handelsbanken Inc.
 5.78%, due 5/28/99 (d)...........   3,000,000      3,002,308
                                                 ------------
                                                   32,013,051
                                                 ------------
COMMERCIAL PAPER (77.9%)
Abbey National North America
 5.15%, due 1/6/99................   2,000,000      1,998,569
 5.20%, due 1/6/99................   2,000,000      1,998,556
Alliance & Leicester PLC
 5.28%, due 3/8/99 (b)............   2,000,000      1,980,640
 5.33%, due 3/8/99 (b)............   2,000,000      1,980,457
Allianz of America Finance Corp.
 5.10%, due 3/24/99 (b)...........   2,000,000      1,976,767
 5.17%, due 2/19/99 (b)...........   1,735,000      1,722,791
Allomon Funding Corp.
 5.35%, due 1/7/99 (b)............   2,000,000      1,998,217
 5.45%, due 1/4/99 (b)............   2,000,000      1,999,092
 5.45%, due 1/11/99 (b)...........   2,065,000      2,061,874

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------

INVESTMENTS (100.0%)+
COMMERCIAL PAPER (Continued)
American Express Credit Corp.
 4.80%, due 2/26/99...............  $2,000,000   $  1,985,067
 5.18%, due 3/12/99...............   2,000,000      1,979,856
 5.25%, due 2/10/99...............   2,000,000      1,988,333
American General Finance Corp.
 5.23%, due 2/1/99................   2,000,000      1,990,993
ANZ (Delaware) Inc.
 5.06%, due 3/12/99...............   2,000,000      1,980,342
Banca CRT Financial Corp.
 5.12%, due 3/30/99...............   2,000,000      1,974,969
 5.15%, due 4/1/99................   3,000,000      2,961,375
 5.35%, due 3/3/99................   1,599,000      1,584,505
 5.45%, due 1/20/99...............   2,500,000      2,492,809
 5.53%, due 2/10/99...............   1,700,000      1,689,555
Bayerische Hypo-und Vereinsbank AG
 4.77%, due 6/30/99...............   2,000,000      1,952,300
BCI Funding Corp.
 5.09%, due 3/8/99................   2,000,000      1,981,337
 5.12%, due 2/17/99...............   2,500,000      2,483,289
 5.23%, due 1/6/99................   2,000,000      1,998,547
 5.25%, due 2/9/99................   2,000,000      1,988,625
BellSouth Telecommunications Inc.
 5.05%, due 2/18/99...............   1,000,000        993,267
 5.07%, due 2/5/99................   1,850,000      1,840,881
BTR Dunlop Finance Inc.
 4.80%, due 6/10/99 (b)...........   2,000,000      1,957,333
 4.88%, due 6/10/99 (b)...........   2,000,000      1,956,622
Caisse Centrale Desjardins du
 Quebec
 5.00%, due 4/1/99................   2,000,000      1,975,000
 5.10%, due 1/26/99...............   3,000,000      2,989,375
Commerzbank U.S. Finance Inc.
 5.02%, due 3/2/99................   2,000,000      1,983,267
Cregem North America Inc.
 4.82%, due 4/6/99................   1,000,000        987,281
 5.00%, due 4/6/99................   2,000,000      1,973,611
 5.49%, due 1/5/99................   4,000,000      3,997,560
Deutsche Bank Financial Inc.
 5.22%, due 1/5/99................   2,000,000      1,998,840
Ford Motor Credit Co.
 5.08%, due 1/29/99...............   2,000,000      1,992,098
 5.15%, due 2/19/99...............   1,600,000      1,588,784
 5.16%, due 2/5/99................   1,600,000      1,591,973
 5.25%, due 1/8/99................   1,800,000      1,798,162
 5.31%, due 1/11/99...............   2,000,000      1,997,050

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Formosa Plastics Corp. U.S.A.
 4.95%, due 6/14/99...............  $1,500,000   $  1,466,175
 5.15%, due 2/9/99................   2,000,000      1,988,842
Franklin Resources Inc.
 5.12%, due 3/11/99 (b)...........   1,800,000      1,782,336
 5.22%, due 2/16/99 (b)...........   1,000,000        993,330
General Electric Capital Corp.
 4.85%, due 7/28/99...............   2,000,000      1,943,955
 5.07%, due 2/12/99...............   2,000,000      1,988,170
 5.16%, due 3/9/99................   2,000,000      1,980,793
 5.30%, due 1/20/99...............   2,000,000      1,994,405
 5.49%, due 1/29/99...............   2,400,000      2,389,752
Generale Bank Inc.
 4.85%, due 6/15/99...............   2,000,000      1,955,542
Goldman Sachs Group L.P. (The)
 4.95%, due 5/27/99...............   1,300,000      1,273,902
 5.18%, due 2/23/99...............   2,000,000      1,984,748
 5.38%, due 1/7/99................   2,000,000      1,998,207
ING America Insurance Holdings
 Inc.
 5.25%, due 2/3/99................   2,300,000      2,288,931
KFW International Finance Inc.
 4.90%, due 5/28/99...............   2,000,000      1,959,983
Lloyds Bank PLC
 4.85%, due 6/3/99................   4,000,000      3,917,550
Merrill Lynch & Co. Inc.
 5.08%, due 2/11/99...............   2,000,000      1,988,429
 5.12%, due 2/5/99................   2,000,000      1,990,044
Morgan (J.P.) & Co. Inc.
 5.05%, due 3/25/99...............   1,750,000      1,729,625
 5.06%, due 1/27/99...............   2,100,000      2,092,326
Morgan Stanley Dean Witter
 Discover & Co.
 5.13%, due 1/12/99...............   2,000,000      1,996,865
 5.15%, due 1/21/99...............   2,000,000      1,994,278
 5.15%, due 2/4/99................   2,000,000      1,990,272
 5.26%, due 3/12/99...............   1,350,000      1,336,192
National Rural Utilities
 Cooperative Finance Corp.
 4.85%, due 4/27/99...............   2,000,000      1,968,744
 5.02%, due 3/19/99...............   2,000,000      1,978,526
Norwest Corp.
 4.95%, due 2/3/99................   2,000,000      1,990,925

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------

INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (Continued)
Prudential Finance (Jersey) Ltd.
 5.18%, due 2/11/99...............  $2,000,000   $  1,988,201
 5.25%, due 1/8/99................   2,000,000      1,997,958
Prudential Funding Corp.
 5.06%, due 3/11/99...............   2,000,000      1,980,603
 5.12%, due 1/13/99...............   2,000,000      1,996,587
 5.23%, due 2/11/99...............   2,000,000      1,988,087
Receivables Capital Corp.
 5.30%, due 2/4/99 (b)............   1,800,000      1,790,990
 5.31%, due 1/11/99 (b)...........   2,000,000      1,997,050
 5.38%, due 1/14/99 (b)...........   1,400,000      1,397,280
 5.40%, due 1/29/99 (b)...........   2,000,000      1,991,600
Salomon Smith Barney Holdings Inc.
 5.12%, due 1/25/99...............   2,000,000      1,993,173
 5.15%, due 2/16/99...............   2,100,000      2,086,181
 5.23%, due 1/19/99...............   1,025,000      1,022,320
 5.42%, due 1/11/99...............   2,000,000      1,996,989
San Paolo U.S. Financial Co.
 5.06%, due 1/20/99...............   2,000,000      1,994,659
 5.19%, due 2/19/99...............   2,000,000      1,985,872
Societe Generale North America
 Inc.
 5.00%, due 5/3/99................   2,000,000      1,966,111
Svenska Handelsbanken Inc.
 5.05%, due 3/15/99...............   2,000,000      1,979,519
UBS Finance (Delaware) Inc.
 4.98%, due 4/19/99...............   2,000,000      1,970,120
 5.12%, due 2/12/99...............   2,000,000      1,988,062
 5.22%, due 1/5/99................   2,000,000      1,998,840
UNIfunding Inc.
 5.08%, due 2/19/99...............   2,000,000      1,986,171
 5.19%, due 3/9/99................   2,000,000      1,980,681
 5.21%, due 3/9/99................   1,050,000      1,039,819
Wood Street Funding Corp.
 5.27%, due 1/29/99...............   2,000,000      1,991,802
 5.37%, due 1/26/99...............   2,000,000      1,992,542
                                                 ------------
                                                  180,434,033
                                                 ------------
MEDIUM-TERM NOTES (7.0%)
First Union Corp.
 5.61%, due 7/1/99 (c)(d).........   2,000,000      2,000,251
Goldman Sachs Group L.P.
 5.63%, due 3/26/99 (c)(d)........   2,500,000      2,500,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (CONTINUED)

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
MEDIUM-TERM NOTES (Continued)
International Business Machines
 Corp.
 5.14%, due 4/1/99 (c)(d).........  $3,000,000   $  2,999,489
Merrill Lynch & Co. Inc.
 Series B
 5.20%, due 3/17/99 (c)(d)........   3,600,000      3,600,377
National Rural Utilities
 Cooperative Finance Corp.
 5.17%, due 9/21/99 (c)(d)........   2,000,000      2,000,000
Norwest Corp.
 5.27%, due 2/24/99 (c)(d)........   3,000,000      3,000,504
                                                 ------------
                                                   16,100,621
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $231,547,705)
 (e)..............................       100.0%   231,547,705
Cash and Other Assets,
 Less Liabilities.................         0.0(a)       4,335
                                    ----------   ------------
Net Assets........................       100.0%  $231,552,040
                                    ==========   ============

------------
(a) Less than one tenth of a percent.
(b) May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Auto Finance................  $  8,968,068        3.9%
Banks #.....................   107,215,048       46.3
Brokerage...................    35,533,911       15.3
Computers & Office Equipment...  2,999,489        1.3
Consumer Financial
  Services..................     5,953,256        2.6
Finance.....................    47,203,077       20.4
Industrial..................     3,913,956        1.7
Insurance...................     7,979,482        3.4
Residential Mortgage
  Loans.....................     3,000,000        1.3
Telecommunication
  Services..................     2,834,148        1.2
Utilities...................     5,947,270        2.6
                               -----------    ---------
                               231,547,705      100.0
Cash and Other Assets,
  Less Liabilities..........         4,335        0.0*
                               -----------    ---------
Net Assets..................  $231,552,040      100.0%
                               -----------    ---------
                               -----------    ---------

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (amortized cost $231,547,705)..........   $231,547,705
Cash.....................................        113,361
Interest receivable......................        950,884
                                            ------------
        Total assets.....................    232,611,950
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         47,164
  Administrator..........................         37,731
  Custodian..............................          8,248
  Directors..............................             83
Accrued expenses.........................         63,799
Dividend payable.........................        902,885
                                            ------------
        Total liabilities................      1,059,910
                                            ------------
Net assets applicable to outstanding
  shares.................................   $231,552,040
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  2,315,534
Additional paid-in capital...............    229,236,365
Accumulated undistributed net realized
  gain on investments....................            141
                                            ------------
Net assets applicable to outstanding
  shares.................................   $231,552,040
                                            ============
Shares of capital stock outstanding......    231,553,423
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest...............................   $  9,987,094
                                            ------------
Expenses:
  Advisory...............................        446,059
  Administration.........................        356,847
  Shareholder communication..............         72,293
  Professional...........................         41,458
  Custodian..............................         24,237
  Directors..............................         10,380
  Miscellaneous..........................         16,971
                                            ------------
        Total expenses...................        968,245
                                            ------------
Net investment income....................      9,018,849
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          2,765
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  9,021,614
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998            1997
                                                              --------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   9,018,849   $   6,478,968
  Net realized gain on investments..........................          2,765           1,549
                                                              -------------   -------------
  Net increase in net assets resulting from operations......      9,021,614       6,480,517
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................     (9,018,849)     (6,478,968)
  From net realized gain on investments.....................         (2,107)             --
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......     (9,020,956)     (6,478,968)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    485,909,046     285,479,612
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      8,752,871       6,345,913
                                                              -------------   -------------
                                                                494,661,917     291,825,525
  Cost of shares redeemed...................................   (403,892,045)   (269,392,486)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................     90,769,872      22,433,039
                                                              -------------   -------------
Net increase in net assets..................................     90,770,530      22,434,588
NET ASSETS:
Beginning of year...........................................    140,781,510     118,346,922
                                                              -------------   -------------
End of year.................................................  $ 231,552,040   $ 140,781,510
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                           YEAR ENDED DECEMBER 31
                                                      1998           1997           1996           1995           1994
                                                  -----------------------------------------------------------------
Net asset value at beginning of year...........   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                  ------------   ------------   ------------   ------------   ------------
Net investment income..........................           0.05           0.05           0.05           0.05           0.04
                                                  ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment income...................          (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
                                                  ------------   ------------   ------------   ------------   ------------
Net asset value at end of year.................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                  ============   ============   ============   ============   ============
Total investment return........................           5.18%          5.25%          4.95%          5.59%          3.82%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income........................           5.05%          5.13%          4.92%          5.44%          3.97%
  Net expenses.................................           0.54%          0.54%          0.62%          0.62%          0.62%
  Expenses (before reimbursement)..............           0.54%          0.54%          0.64%          0.94%          0.89%
Net assets at end of year (in 000's)...........   $    231,552   $    140,782   $    118,347   $     87,839   $     71,116

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

CONVERTIBLE SECURITIES (93.8%)(+)
BONDS (61.8%)

                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------------------
AUTO PARTS (4.5%)
Magna International, Inc.
 4.875%, due 2/15/05 (c)...........  $  500,000   $   513,750
Mark IV Industries, Inc.
 4.75%, due 11/1/04 (c)............   1,100,000       903,375
MascoTech, Inc.
 4.50%, due 12/15/03...............   1,500,000     1,207,500
                                                  -----------
                                                    2,624,625
                                                  -----------
BANKS (1.7%)
Mitsubishi Bank Ltd. International
 Finance (Bermuda) Trust
 3.00%, due 11/30/02...............   1,000,000       975,000
                                                  -----------
CAPITAL GOODS (2.2%)
Xilinx, Inc.
 5.25%, due 11/1/02................   1,000,000     1,270,000
                                                  -----------
COMPUTERS--NETWORKING (1.8%)
Synoptics Communications, Inc.
 5.25%, due 5/15/03 (c)............   1,000,000     1,042,500
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT (1.1%)
Western Digital Corp.
 (zero coupon), due 2/18/18........   2,000,000       612,500
                                                  -----------
ELECTRICAL EQUIPMENT (0.9%)
Antec Corp.
 4.50%, due 5/15/03 (c)............     500,000       496,250
                                                  -----------
ENERGY (1.7%)
Pennzoil Co.
 4.90%, due 8/15/08................   1,000,000       970,000
                                                  -----------
HEALTH CARE (9.6%)
Elan Finance Corp. Ltd.
 (zero coupon), due 12/14/18 (c)...   1,000,000       563,750
PhyCor, Inc.
 4.50%, due 2/15/03................   4,200,000     2,577,750
Veterinary Centers of America, Inc.
 5.25%, due 5/1/06.................   2,880,000     2,376,000
                                                  -----------
                                                    5,517,500
                                                  -----------
LEISURE (1.2%)
Family Golf Centers, Inc.
 5.75%, due 10/15/04...............     750,000       694,688
                                                  -----------
OIL SERVICES (1.7%)
Loews Corp.
 3.125%, due 9/15/07...............   1,200,000       955,500
                                                  -----------

                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------------------
PERSONAL SERVICES (2.1%)
Equity Corp. International
 4.50%, due 12/31/04 (c)...........  $1,000,000   $ 1,203,750
                                                  -----------
POLLUTION & RELATED (1.6%)
Waste Management, Inc.
 4.00%, due 2/1/02.................     750,000       900,000
                                                  -----------
PUBLISHING (3.0%)
World Color Press, Inc.
 6.00%, due 10/1/07................   1,775,000     1,743,937
                                                  -----------
REAL ESTATE (0.2%)
Macerich Co.
 7.25%, due 12/15/02 (d)...........     135,000       129,600
                                                  -----------
RESTAURANTS & LODGING (0.1%)
Boston Chicken, Inc.
 (zero coupon), due 6/1/15
 (e)(f)............................   6,643,000        66,430
                                                  -----------
SEMICONDUCTOR
 EQUIPMENT (1.9%)
Integrated Process Equipment Corp.
 6.25%, due 9/15/04................   1,500,000     1,096,875
                                                  -----------
SEMICONDUCTORS (8.6%)
Advanced Micro Devices, Inc.
 6.00%, due 5/15/05................   1,500,000     1,515,000
Amkor Technologies, Inc.
 5.75%, due 5/1/03.................   1,500,000     1,393,125
C-Cube Microsystems, Inc.
 5.875%, due 11/1/05...............     900,000       925,875
Cypress Semiconductor Corp.
 6.00%, due 10/1/02................   1,300,000     1,137,500
                                                  -----------
                                                    4,971,500
                                                  -----------
SOFTWARE (2.6%)
System Software Associates, Inc.
 7.00%, due 9/15/02................   1,000,000       740,000
Wind River Systems, Inc.
 5.00%, due 8/1/02.................     675,000       783,844
                                                  -----------
                                                    1,523,844
                                                  -----------
SPECIALIZED SERVICES (1.6%)
CUC International, Inc.
 3.00%, due 2/15/02................   1,000,000       955,000
                                                  -----------
STEEL, ALUMINUM & OTHER METALS
 (0.7%)
Coeur d'Alene Mines Corp.
 7.25%, due 10/31/05 (c)...........     700,000       409,500
                                                  -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.

                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------------------
TECHNOLOGY (4.7%)
Adaptec, Inc.
 4.75%, due 2/1/04.................  $2,500,000   $ 1,937,500
 4.75%, due 2/1/04 (c).............   1,000,000       775,000
                                                  -----------
                                                    2,712,500
                                                  -----------
TELECOMMUNICATION
 SERVICES (8.3%)
Bell Atlantic Financial Services,
 Inc.
 5.75%, due 4/1/03 (c).............     850,000       894,625
France Telecom ADN
 2.00%, due 1/1/04 (c).............   1,300,000     1,294,150
Rogers Communications, Inc.
 2.00%, due 11/26/05 (g)...........   4,000,000     2,580,000
                                                  -----------
                                                    4,768,775
                                                  -----------
Total Bonds
 (Cost $37,182,657)................                35,640,274
                                                  -----------
PREFERRED STOCKS (32.0%)
                                       SHARES
                                     ----------
AUTO PARTS (1.7%)
Tower Automotive Capital Trust
 6.75% (c).........................      19,000       969,000
                                                  -----------
BIOTECHNOLOGY (1.0%)
Alkermes, Inc.
 6.50%.............................      12,500       575,000
                                                  -----------
CABLE (3.5%)
United International Holdings, Inc.
 4.00%, Series A (a)(h)............      10,400     2,028,000
                                                  -----------
CHEMICALS (1.7%)
Monsanto Co.
 6.50%.............................      20,000       980,000
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT (2.1%)
Trikon Technologies, Inc.
 8.125%, Series H (i)..............     104,348       182,609
Unisys Corp.
 $3.75, Series A...................      17,000       998,750
                                                  -----------
                                                    1,181,359
                                                  -----------
CONSUMER STAPLES (0.4%)
Newell Financial Trust I
 5.25% (c).........................       4,000       215,000
                                                  -----------
ENERGY (0.8%)
Unocal Capital Trust
 6.25%.............................      10,000       477,500
                                                  -----------


                                       SHARES        VALUE
                                     ---------------------
FOOD (0.8%)
Suiza Capital Trust II
 5.50%.............................      10,000   $   431,250
                                                  -----------
INSURANCE (4.3%)
Merrill Lynch & Co., Inc.
 7.25%, Series SAI (j).............      33,000     2,458,500
                                                  -----------
MACHINERY (0.3%)
Ingersoll-Rand Co.
 6.75%.............................       8,000       190,000
                                                  -----------
MEDIA (1.7%)
Mediaone Group, Inc.
 6.25%.............................      15,000       997,500
                                                  -----------
PAPER & FOREST
 PRODUCTS (2.3%)
International Paper Co.
 5.25%.............................      28,000     1,354,500
                                                  -----------
PUBLISHING (1.0%)
Tribune Co.
 6.25%.............................      23,000       566,375
                                                  -----------
REAL ESTATE (6.3%)
General Growth Properties, Inc.
 7.25%.............................      95,000     2,446,250
Glenborough Realty Trust, Inc.
 7.75%, Series A...................      65,000     1,186,250
                                                  -----------
                                                    3,632,500
                                                  -----------
SOFTWARE (3.7%)
Microsoft Corp.
 $2.196, Series A..................      22,000     2,150,500
                                                  -----------
TELECOMMUNICATION
 SERVICES (0.4%)
Winstar Communications, Inc.
 6.00%, Series A (i)...............       5,700       255,787
                                                  -----------
Total Preferred Stocks
 (Cost $17,850,105)................                18,462,771
                                                  -----------
Total Convertible Securities
 (Cost $55,032,762)................                54,103,045
                                                  -----------
COMMON STOCKS (1.4%)
COMPUTERS & OFFICE
 EQUIPMENT (0.1%)
Trikon Technologies, Inc. (a)......   1,897,326        75,893
                                                  -----------
DOMESTIC OIL & GAS (0.6%)
Enron Oil & Gas Co.................      20,800       358,800
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)

                                       SHARES        VALUE
                                     ---------------------
ELECTRIC UTILITIES (0.1%)
Potomac Electric Power Co..........       2,000   $    52,625
                                                  -----------
HEALTH CARE (0.6%)
Integrated Health Services, Inc....      24,805       350,371
                                                  -----------
Total Common Stocks
 (Cost $2,310,218).................                   837,689
                                                  -----------
PREFERRED STOCK (0.3%)

MINING (0.3%)
Freeport-McMoRan Copper & Gold,
 Inc., Series Silver (k)(l)........      15,000       176,250
                                                  -----------
Total Preferred Stock
 (Cost $255,750)...................                   176,250
                                                  -----------
Total Long-Term Investments
 (Cost $57,598,730)................                55,116,984
                                                  -----------

SHORT-TERM
INVESTMENT (4.5%)

                                     PRINCIPAL
                                       AMOUNT
                                     ----------
COMMERCIAL PAPER (4.5%)
Xerox Credit Corp.
 5.20%, due 1/4/99.................  $2,585,000     2,583,880
                                                  -----------
Total Short-Term Investment
 (Cost $2,583,880).................                 2,583,880
                                                  -----------
Total Investments
 (Cost $60,182,610) (m)............       100.0%   57,700,864(n)
Cash and Other Assets,
 Less Liabilities..................         0.0(b)       9,860
                                      ---------     ---------
Net Assets.........................       100.0%  $57,710,724
                                      ---------     ---------
                                      ---------     ---------

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Euro-Dollar bond.
(e) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date at a specific price. Put prices reflect fixed interest rates and, therefore, increase over time.
(f)  Issue in bankruptcy.
(g)  Yankee bond.
(h)  Restricted security.
(i) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(j) STRYPES--Structured Yield Product Exchangeable for SunAmerica, Inc. common stock.
(k) Depository Shares--each share represents 0.025 shares of silver denominated preferred stock.
(l)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(m) The cost stated also represents the aggregate cost for Federal income tax purposes.
(n) At December 31, 1998 net unrealized depreciation was $2,481,746, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,700,272 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,182,018.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                MAINSTAY VP SERIES FUND, INC.
CONVERTIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $60,182,610)..........   $ 57,700,864
Cash.....................................        303,419
Receivables:
  Dividends and interest.................        510,109
  Investment securities sold.............        155,590
  Fund shares sold.......................          1,713
                                            ------------
        Total assets.....................     58,671,695
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........        882,833
  Adviser................................         17,258
  Fund shares redeemed...................         11,117
  Administrator..........................          9,588
  Custodian..............................          6,520
  Directors..............................             25
Accrued expenses.........................         33,630
                                            ------------
        Total liabilities................        960,971
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 57,710,724
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     55,840
Additional paid-in capital...............     59,715,491
Accumulated undistributed net realized
  gain on investments....................        421,139
Net unrealized depreciation on
  investments............................     (2,481,746)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 57,710,724
                                            ============
Shares of capital stock outstanding......      5,584,009
                                            ============
Net asset value per share outstanding....   $      10.33
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest...............................   $  2,326,704
  Dividends..............................        688,974
                                            ------------
        Total income.....................      3,015,678
                                            ------------
Expenses:
  Advisory...............................        183,491
  Administration.........................        101,940
  Professional...........................         37,513
  Shareholder communication..............         17,341
  Custodian..............................          8,337
  Directors..............................          2,853
  Portfolio pricing......................          2,001
  Miscellaneous..........................         15,881
                                            ------------
        Total expenses...................        369,357
                                            ------------
Net investment income....................      2,646,321
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........        995,633
Net change in unrealized depreciation on
  investments............................     (2,011,586)
                                            ------------
Net realized and unrealized loss on
  investments............................     (1,015,953)
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  1,630,368
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $  2,646,321   $  1,491,304
  Net realized gain on investments..........................       995,633      3,443,999
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (2,011,586)      (722,378)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......     1,630,368      4,212,925
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................    (2,714,731)    (1,479,858)
  From net realized gain on investments.....................    (1,877,278)    (2,100,589)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......    (4,592,009)    (3,580,447)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    21,700,659     21,744,883
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     4,592,009      3,580,447
                                                              ------------   ------------
                                                                26,292,668     25,325,330
  Cost of shares redeemed...................................    (5,388,586)    (1,653,885)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    20,904,082     23,671,445
                                                              ------------   ------------
Net increase in net assets..................................    17,942,441     24,303,923
NET ASSETS:
Beginning of year...........................................    39,768,283     15,464,360
                                                              ------------   ------------
End of year.................................................  $ 57,710,724   $ 39,768,283
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $         --   $     22,890
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                            OCTOBER 1,
                                                                                             1996 (a)
                                                                      YEAR ENDED             THROUGH
                                                                     DECEMBER 31           DECEMBER 31,
                                                                 1998           1997           1996
                                                              -----------------------------------------
Net asset value at beginning of period......................  $     10.76   $     10.27    $     10.00
                                                              -----------   -----------    -----------
Net investment income.......................................         0.51          0.44           0.10
Net realized and unrealized gain (loss) on investments......        (0.02)         1.12           0.29
                                                              -----------   -----------    -----------
Total from investment operations............................         0.49          1.56           0.39
                                                              -----------   -----------    -----------
Less dividends and distributions:
  From net investment income................................        (0.52)        (0.44)         (0.10)
  From net realized gain on investments.....................        (0.40)        (0.63)         (0.02)
                                                              -----------   -----------    -----------
Total dividends and distributions...........................        (0.92)        (1.07)         (0.12)
                                                              -----------   -----------    -----------
Net asset value at end of period............................  $     10.33   $     10.76    $     10.27
                                                              ===========   ===========    ===========
Total investment return.....................................         4.49%        15.43%          3.89%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.19%         5.13%          5.14%+
  Net expenses..............................................         0.72%         0.73%          0.73%+
  Expenses (before reimbursement)...........................         0.72%         0.78%          1.46%+
Portfolio turnover rate.....................................          209%          217%            15%
Net assets at end of period (in 000's)......................  $    57,711   $    39,768    $    15,464

------------
(a)   Commencement of Operations.
(b)   Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

LONG-TERM BONDS (100.5%)+
ASSET-BACKED SECURITIES (3.4%)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AIRPLANE LEASES (1.8%)
AerCo Ltd.
 Series 1A Class A1
 5.7255%, due 7/15/23 (a)(e).....  $   575,000   $    570,935
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19 (d)..........      690,971        729,665
Morgan Stanley Aircraft Finance
 Series 1A Class A1
 5.7455%, due 3/15/23 (a)(e).....      825,000        820,380
                                                 ------------
                                                    2,120,980
                                                 ------------
CONSUMER LOANS (0.1%)
GreenTree Recreational
 Equipment & Consumer Trust
 Series 1996-C Class A1
 5.7755%, due 10/15/17 (d)(e)....      145,259        144,715
                                                 ------------
EQUIPMENT LOANS (0.3%)
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (d).........      410,000        407,192
                                                 ------------
HOME EQUITY LOANS (1.2%)
Saxon Asset Securities Trust
 Series 1997-3 Class AF1
 5.7844%, due 10/25/20 (d)(e)....      248,819        248,421
Southern Pacific Secured Assets
 Corp.
 Series 1997-1 Class A1
 5.8244%, due 4/25/27 (d)(e).....    1,164,143      1,151,046
                                                 ------------
                                                    1,399,467
                                                 ------------
Total Asset-Backed Securities
 (Cost $4,099,192)...............                   4,072,354
                                                 ------------
MORTGAGE-BACKED SECURITIES (5.0%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.8%)
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1B
 6.24%, due 11/12/31 (d).........    1,040,000      1,060,155
LB Commercial Conduit Mortgage
 Trust Series 1998-C4 Class A1B
 6.21%, due 10/15/08 (d).........    2,305,000      2,343,171
Merrill Lynch Mortgage Investors,
 Inc.
 Series 1995-C2 Class A1
 7.2778%, due 6/15/21 (d)(e).....      544,871        554,668
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30 (d).........      497,185        501,923

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS)(Continued)
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31 (d)........  $   870,000   $    886,452
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 11/20/07 (d)........      402,886        405,907
                                                 ------------
                                                    5,752,276
                                                 ------------
RESIDENTIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATION) (0.2%)
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26 (d)..........      189,545        189,803
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $5,907,858)...............                   5,942,079
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (92.1%)
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (6.7%)
 5.25%, due 1/15/03 (d)..........    4,955,000      4,988,843
 5.75%, due 4/15/03..............    2,965,000      3,043,661
                                                 ------------
                                                    8,032,504
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (22.4%)
 6.45%, due 1/1/05...............      579,826        601,743
 6.50%, due 5/1/13 - 10/1/28.....   16,378,911     16,508,737
 6.50%, due 2/11/29 TBA (c)......    8,210,000      8,256,222
 6.54%, due 1/1/05...............      545,604        569,392
 7.00%, due 12/1/12..............      741,426        757,411
                                                 ------------
                                                   26,693,505
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (16.6%)
 7.00%, due 7/15/25 - 9/15/28
 (d).............................   17,074,581     17,469,516
 8.00%, due 11/15/28.............    2,146,421      2,228,930
                                                 ------------
                                                   19,698,446
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITY) (5.4%)
 7.50%, due 1/21/29 TBA (c)......    6,240,000      6,431,131
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
UNITED STATES TREASURY BONDS
 (18.8%)
 6.125%, due 11/15/27 (f)........  $ 4,240,000   $  4,746,129
 6.375%, due 8/15/27 (f).........    2,950,000      3,390,641
 7.625%, due 2/15/25 (f).........    7,055,000      9,275,138
 8.875%, due 8/15/17.............    3,500,000      4,930,065
                                                 ------------
                                                   22,341,973
                                                 ------------
UNITED STATES TREASURY NOTES
 (22.2%)
 5.375%, due 6/30/03.............      660,000        679,180
 5.625%, due 11/30/00 (f)........    5,105,000      5,195,920
 6.50%, due 5/15/05..............    3,540,000      3,879,628
 6.625%, due 5/15/07 (f).........    6,000,000      6,747,180
 6.875%, due 5/15/06 (f).........    5,470,000      6,184,491
 7.875%, due 11/15/99 (b)........    3,625,000      3,722,404
                                                 ------------
                                                   26,408,803
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $109,116,400).............                 109,606,362
                                                 ------------
Total Long-Term Bonds
 (Cost $119,123,450).............                 119,620,795
                                                 ------------

SHORT-TERM
INVESTMENTS (11.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                      -----------------------
COMMERCIAL PAPER (1.4%)
American Express Credit Corp.
 5.85%, due 1/8/99...............  $ 1,700,000   $  1,698,063
                                                 ------------
Total Commercial Paper
 (Cost $1,698,063)...............                   1,698,063
                                                 ------------
FEDERAL AGENCY (9.6%)
Federal Mortgage Corp. Discount
 Note 4.50%, due 1/4/99..........   11,410,000     11,405,721
                                                 ------------
Total Federal Agency
 (Cost $11,405,721)..............                  11,405,721
                                                 ------------
Total Short-Term Investments
 (Cost $13,103,784)..............                  13,103,784
                                                 ------------
Total Investments (Cost
 $132,227,234) (g)...............        111.5%   132,724,579(h)
Liabilities in Excess of
 Cash and Other Assets...........        (11.5)   (13,703,685)
                                    ----------     ----------
Net Assets.......................        100.0%  $119,020,894
                                    ==========   ============

------------
(a) May be sold to institutional investors only.
(b) Long-term security maturing within the subsequent twelve month period.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(d) Segregated or partially segregated as collateral for TBA.
(e) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(f) Represent securities out on loan or a portion of which is out on loan.
(g) The cost for Federal income tax purposes is $132,340,897.
(h) At December 31, 1998 net unrealized appreciation was $383,682, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $752,685 and aggregate gross unrealized depreciation for all investments on which there was excess of cost over market value of $369,003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.
GOVERNMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $132,227,234).........   $132,724,579
Collateral held for securities loaned, at
  value..................................     28,165,515
Receivables:
  Interest...............................      1,025,031
  Fund shares sold.......................        279,100
  Investment securities sold.............         60,602
                                            ------------
        Total assets.....................    162,254,827
                                            ------------
LIABILITIES:
Securities lending collateral, at
  value..................................     28,165,515
Payables:
  Investment securities purchased........     14,648,734
  Fund shares redeemed...................        229,970
  Custodian..............................         96,959
  Adviser................................         30,003
  Administrator..........................         20,002
  Directors..............................             40
Accrued expenses.........................         42,710
                                            ------------
        Total liabilities................     43,233,933
                                            ------------
Net assets applicable to outstanding
  shares.................................   $119,020,894
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    115,925
Additional paid-in capital...............    119,422,807
Accumulated net realized loss on
  investments............................     (1,015,183)
Net unrealized appreciation on
  investments............................        497,345
                                            ------------
Net assets applicable to outstanding
  shares.................................   $119,020,894
                                            ============
Shares of capital stock outstanding......     11,592,496
                                            ============
Net asset value per share outstanding....   $      10.27
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest...............................   $  5,565,833
                                            ------------
Expenses:
  Advisory...............................        272,355
  Administration.........................        181,570
  Professional...........................         39,449
  Shareholder communication..............         30,222
  Custodian..............................         25,668
  Directors..............................          5,100
  Portfolio pricing......................          2,664
  Miscellaneous..........................         11,695
                                            ------------
        Total expenses...................        568,723
                                            ------------
Net investment income....................      4,997,110
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........      3,761,974
Net change in unrealized appreciation on
  investments............................     (1,193,654)
                                            ------------
Net realized and unrealized gain on
  investments............................      2,568,320
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  7,565,430
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998           1997
                                                              ------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $  4,997,110   $  4,772,472
  Net realized gain on investments..........................     3,761,974        205,612
  Net change in unrealized appreciation on investments......    (1,193,654)     1,417,840
                                                              ------------   ------------
  Net increase in net assets resulting from operations......     7,565,430      6,395,924
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................    (4,979,006)    (4,698,251)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    58,973,999      9,479,059
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................     4,979,006      4,698,251
                                                              ------------   ------------
                                                                63,953,005     14,177,310
  Cost of shares redeemed...................................   (21,273,046)   (15,243,012)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................    42,679,959     (1,065,702)
                                                              ------------   ------------
Net increase in net assets..................................    45,266,383        631,971
NET ASSETS:
Beginning of year...........................................    73,754,511     73,122,540
                                                              ------------   ------------
End of year.................................................  $119,020,894   $ 73,754,511
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                       YEAR ENDED DECEMBER 31
                                                  1998           1997           1996           1995           1994
                                              ------------------------------------------------------------------------
Net asset value at beginning of year........  $       9.83   $       9.59   $      10.01   $       9.21   $      10.15
                                              ------------   ------------   ------------   ------------   ------------
Net investment income.......................          0.45           0.67           0.65           0.75           0.75
Net realized and unrealized gain (loss) on
  investments...............................          0.44           0.24          (0.42)          0.80          (0.94)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations............          0.89           0.91           0.23           1.55          (0.19)
                                              ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment income................         (0.45)         (0.67)         (0.65)         (0.75)         (0.75)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value at end of year..............  $      10.27   $       9.83   $       9.59   $      10.01   $       9.21
                                              ============   ============   ============   ============   ============
Total investment return.....................          9.00%          9.48%          2.28%         16.72%         (1.84%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................          5.50%          6.71%          6.66%          7.80%          8.16%
  Net expenses..............................          0.63%          0.63%          0.67%          0.67%          0.67%
  Expenses (before reimbursement)...........          0.63%          0.63%          0.71%          0.82%          0.87%
Portfolio turnover rate.....................           405%           345%           304%           592%           483%
Net assets at end of year (in 000's)........  $    119,021   $     73,755   $     73,123   $     64,812   $     61,641

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

LONG-TERM BONDS (84.8%)+
CONVERTIBLE BONDS (7.0%)

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------
CELLULAR TELEPHONE (1.2%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03 (o)........  $   7,900,000   $  7,060,625
                                                 ------------
CONGLOMERATES (2.2%)
First Pacific Capital Ltd.
 2.00%, due 3/27/02 (o)........      6,332,000      5,762,120
Hutchison Delta Finance Ltd.
 7.00%, due 11/8/01 (o)........      4,690,000      5,065,200
Loxley Public Co. Ltd.
 2.50%, due 4/4/01 (o).........      3,250,000        698,750
 3.50%, due 4/20/05 (o)........      3,103,000        806,780
                                                 ------------
                                                   12,332,850
                                                 ------------
DRUGS (0.1%)
Dura Pharmaceuticals, Inc.
 3.50%, due 7/15/02............        470,000        333,700
                                                 ------------
HEALTH CARE (0.2%)
Sun Healthcare Group, Inc.
 6.00%, due 3/1/04 (c).........      1,805,000      1,155,200
                                                 ------------
MINING (1.1%)
Agnico-Eagle Mines Ltd.
 3.50%, due 1/27/04............      1,615,000        960,925
TVX Gold, Inc.
 5.00%, due 3/28/02............      7,390,000      5,280,155
                                                 ------------
                                                    6,241,080
                                                 ------------
RETAIL (0.7%)
Nine West Group, Inc.
 5.50%, due 7/15/03............      5,000,000      3,950,000
                                                 ------------
TECHNOLOGY (0.9%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03...........      7,125,000      5,201,250
                                                 ------------
TELECOMMUNICATION SERVICES
 (0.6%)
Technology Resources Industries
 Berhad
 (zero coupon), due 10/31/04...      3,500,000      2,205,000
 2.75%, due 11/28/04 (o).......      2,220,000      1,420,800
                                                 ------------
                                                    3,625,800
                                                 ------------
Total Convertible Bonds
 (Cost $43,961,267)............                    39,900,505
                                                 ------------

CORPORATE BONDS (68.7%)

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------
AEROSPACE (2.2%)
DeCrane Aircraft Holdings, Inc.
 12.00%, due 9/30/08 (u).......  $       4,385   $  4,385,000
Pacific Aerospace &
 Electronics, Inc.
 11.25%, due 8/1/05 (c)........      8,190,000      6,388,200
Sequa Corp.
 9.625%, due 10/15/99..........        400,000        406,120
Transdigm, Inc.
 10.375%, due 12/1/08 (c)......      1,200,000      1,206,000
                                                 ------------
                                                   12,385,320
                                                 ------------
AUTO MANUFACTURING (1.0%)
Titan Tire Corp.
 7.00%, due 2/11/00 (j)........      6,000,000      5,880,000
                                                 ------------
BANKS (2.5%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08.............      5,950,000      5,533,500
Local Financial Corp.
 11.00%, due 9/8/04............      3,030,000      3,120,900
Tokia Preferred Capital Co.
 L.L.C.
 9.98%, due 12/29/49
 11.0914%,
 beginning 6/30/08 (c)(o)......      6,500,000      5,590,000
                                                 ------------
                                                   14,244,400
                                                 ------------
BROADCAST/MEDIA (0.2%)
Paxson Communications Corp.
 11.625%, due 10/1/02..........      1,000,000      1,025,000
                                                 ------------
CABLE (7.4%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03.....     13,605,000      5,986,200
American Telecasting, Inc.
 (zero coupon), due 6/15/04
 14.50%, beginning 6/15/99.....     11,460,066      1,375,208
People's Choice TV Corp.
 (zero coupon), due 6/1/04
 13.125%, beginning 6/1/00
 (x)...........................          6,465      1,163,700
Poland Communications, Inc.
 Series B
 9.875%, due 11/1/03...........      3,015,000      2,638,125
Primestar, Inc.
 12.3788%, due 4/1/99 (d)(j)...      9,600,000      3,840,000

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

CORPORATE BONDS (CONTINUED)

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------
CABLE (Continued)
Supercanal Holding, S.A.
 11.50%, due 5/15/05 (c).......  $   2,270,000   $  1,362,000
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01.....     28,935,000     15,046,200
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03.....     19,830,000     10,708,200
                                                 ------------
                                                   42,119,633
                                                 ------------
CASINOS (4.3%)
Circus Circus Enterprises, Inc.
 6.70%, due 11/15/96...........      1,445,000      1,368,182
El Comandante Capital Corp.
 11.75%, due 12/15/03..........        939,000        845,100
Harrah's Operating Co., Inc.
 7.875%, due 12/15/05..........      4,200,000      4,246,536
Harvey Casinos Resorts
 10.625%, due 6/1/06...........      4,960,000      5,356,800
Jazz Casino Co. L.L.C.
 (zero coupon), due 11/15/09...        317,520         19,051
 5.867%, due 11/15/09 (d)(l)...      3,258,360      1,629,180
Penn National Gaming, Inc.
 10.625%, due 12/15/04.........      7,560,000      7,938,000
President Riverboat Casinos,
 Inc.
 12.00%, due 9/15/01 (c)(j)....      1,180,000      1,180,000
 13.00%, due 9/15/01...........      2,348,000      2,019,280
                                                 ------------
                                                   24,602,129
                                                 ------------
CELLULAR TELEPHONE (1.5%)
Centennial Cellular Corp.
 8.875%, due 11/1/01...........      5,335,000      5,655,100
 10.125%, due 5/15/05..........      1,500,000      1,875,000
International Wireless
 Communications Holdings, Inc.
 (zero coupon), due 8/15/01
 (f)(j)........................      7,775,000        777,500
                                                 ------------
                                                    8,307,600
                                                 ------------
CHEMICALS (0.1%)
Borden Chemical & Plastics L.P.
 9.50%, due 5/1/05.............        600,000        498,000
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
 (0.7%)
American Business
 Information, Inc.
 9.50%, due 6/15/08 (c)........      5,050,000      4,141,000
                                                 ------------

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------

CONSTRUCTION & ENGINEERING
 (1.4%)
Cathay International Holdings
 Ltd.
 13.00%, due 4/15/08 (c)(o)....  $  17,300,000   $  6,574,000
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)........      3,350,000      1,541,000
                                                 ------------
                                                    8,115,000
                                                 ------------
CONSUMER DURABLES (0.6%)
Selmer Co., Inc.
 11.00%, due 5/15/05...........      3,000,000      3,210,000
                                                 ------------
COSMETICS (1.0%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08 (c)........      6,200,000      5,642,000
                                                 ------------
DOMESTIC OIL & GAS (2.5%)
Belco Oil & Gas Corp.
 Series B
 8.875%, due 9/15/07...........      1,500,000      1,372,500
Denbury Management, Inc.
 9.00%, due 3/1/08.............      1,600,000      1,440,000
Houston Exploration Co. (The)
 Series B
 8.625%, due 1/1/08............      2,250,000      2,182,500
Husky Oil Ltd.
 8.90%, due 8/15/28
 11.1875%, beginning 8/15/08...        200,000        192,000
KCS Energy, Inc.
 8.875%, due 1/15/08...........        500,000        460,000
Queens Sand Resources, Inc.
 12.50%, due 7/1/08............      3,920,000      2,822,400
Snyder Oil Corp.
 8.75%, due 6/15/07............      3,000,000      2,910,000
Vintage Petroleum, Inc.
 8.625%, due 2/1/09............      2,830,000      2,660,200
                                                 ------------
                                                   14,039,600
                                                 ------------
DRUGS (0.9%)
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c).......      5,300,000      5,353,000
                                                 ------------
ELECTRIC UTILITIES (0.5%)
ESI Tractebel Acquisition Corp.
 7.99%, due 12/30/11...........      2,825,000      2,810,875
                                                 ------------
ENERGY (0.9%)
Conproca, S.A.
 12.00%, due 6/16/10 (c)(o)....      5,400,000      5,076,000
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------
FINANCE (1.6%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06............  $   7,025,000   $  6,884,500
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (g)........      8,000,000      1,200,000
ContiFinancial Corp.
 7.50%, due 3/15/02............      1,595,000      1,084,600
                                                 ------------
                                                    9,169,100
                                                 ------------
FOOD, BEVERAGE & TOBACCO (1.4%)
Colorado Prime Corp.
 12.50%, due 5/1/04............      5,210,000      2,084,000
Standard Commercial Corp.
 8.875%, due 8/1/05............      6,065,000      5,822,400
                                                 ------------
                                                    7,906,400
                                                 ------------
HEALTH CARE (5.7%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95...........      6,885,000      5,993,055
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08...........      2,900,000      2,523,000
Global Health Sciences, Inc.
 11.00%, due 5/1/08............      5,100,000      3,366,000
Magellan Health Services, Inc.
 9.00%, due 2/15/08............      4,400,000      3,916,000
Medaphis Corp.
 9.50%, due 2/15/05............     11,145,000      8,693,100
MedPartners, Inc.
 6.875%, due 9/1/00............      2,310,000      2,032,800
 7.375%, due 10/1/06...........      5,320,000      4,349,100
Sun Healthcare Group, Inc.
 Series B
 9.50%, due 7/1/07.............      1,870,000      1,514,700
                                                 ------------
                                                   32,387,755
                                                 ------------
HOUSING (1.0%)
Greystone Homes, Inc.
 10.75%, due 3/1/04............      5,615,000      5,923,825
                                                 ------------
INDUSTRIAL (1.3%)
Generac Portable Products
 L.L.C.
 11.25%, due 7/1/06 (c)(o).....      2,620,000      2,646,200
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03......      8,125,000      3,575,000
 9.875%, due 6/1/08............      1,510,000      1,374,100
                                                 ------------
                                                    7,595,300
                                                 ------------

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------

LEISURE (1.0%)
Bally Total Fitness Holding
 Corp.
 Series B
 9.875%, due 10/15/07 (c)......  $   5,950,000   $  5,831,000
                                                 ------------
MEDIA (1.7%)
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02.....      9,115,000      5,651,300
Fox/Liberty Networks L.L.C.
 (zero coupon), due 8/15/07
 9.75%, beginning 8/15/02......      4,200,000      2,856,000
Young America Corp.
 Series B
 11.625%, due 2/15/06..........      2,475,000      1,163,250
                                                 ------------
                                                    9,670,550
                                                 ------------
MEDICAL EQUIPMENT (0.6%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03
 (c)...........................      5,805,000      3,163,725
                                                 ------------
MINING (0.7%)
Great Central Mines Ltd.
 8.875%, due 4/1/08............      4,200,000      4,200,000
                                                 ------------
OIL SERVICES (1.5%)
Grey Wolf, Inc.
 8.875%, due 7/1/07............      1,900,000      1,406,000
Northern Offshore ASA
 10.00%, due 5/15/05 (c).......      3,300,000      1,716,000
R&B Falcon Corp.
 9.50%, due 12/15/08 (c).......      5,645,000      5,645,000
                                                 ------------
                                                    8,767,000
                                                 ------------
OTHER TRANSPORTATION (0.3%)
Ultrapetrol (Bahamas) Ltd.
 10.50%, due 4/1/08............      1,855,000      1,484,000
                                                 ------------
PUBLISHING (1.6%)
Affiliated Newspapers
 Investments, Inc.
 (zero coupon), due 7/1/06
 13.25%, beginning 7/1/99......      4,625,000      4,763,750
General Media, Inc.
 10.625%, due 12/31/00.........      3,245,000      2,855,600
Regional Independent Media
 Group
 10.50%, due 7/1/08 (c)........      1,410,000      1,424,100
                                                 ------------
                                                    9,043,450
                                                 ------------
REAL ESTATE (6.1%)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07............     12,590,000     11,708,700

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------
REAL ESTATE (Continued)
EOP Operating L.P.
 6.763%, due 6/15/07...........  $   5,400,000   $  5,322,402
Health Care Properties
 Investors, Inc.
 6.875%, due 6/8/05............        890,000        838,269
Highwoods Realty L.P.
 8.00%, due 12/1/03............      3,840,000      3,868,800
 8.125%, due 1/15/09...........      5,675,000      5,618,250
Hospitality Properties Trust
 7.00%, due 3/1/08.............      1,200,000      1,072,178
LNR Property Corp.
 9.375%, due 3/15/08...........      4,585,000      4,401,600
Meditrust Co. (The)
 Series MTN
 7.77%, due 8/16/02............      1,940,000      1,812,771
                                                 ------------
                                                   34,642,970
                                                 ------------
RECREATION & ENTERTAINMENT
 (1.1%)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (f)(g)....      5,835,000         58,350
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04..........      5,870,000      5,987,400
                                                 ------------
                                                    6,045,750
                                                 ------------
RESTAURANTS & LODGING (3.9%)
Advantica Restaurant Group,
 Inc.
 11.25%, due 1/15/08...........      8,355,000      8,417,663
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 14.00%, beginning 7/31/99
 (c)(j)........................      3,000,000      2,745,000
 (zero coupon), due 1/24/02
 15.00%, beginning 6/30/99
 (c)(j)........................      5,400,000      5,103,000
HMH Properties, Inc.
 Series C
 8.45%, due 12/1/08............      5,805,000      5,805,000
                                                 ------------
                                                   22,070,663
                                                 ------------
STEEL, ALUMINUM & OTHER METALS
 (3.0%)
Easco Corp.
 Series B
 10.00%, due 3/15/01...........      3,200,000      3,232,000
GS Technologies Operating Co.
 12.00%, due 9/1/04............      5,920,000      4,010,800
 12.25%, due 10/1/05...........      3,580,000      2,398,600
Republic Engineered Steels,
 Inc.
 9.875%, due 12/15/01..........      4,200,000      4,294,500
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05...........      2,600,000      2,730,000

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------

STEEL, ALUMINUM & OTHER METALS
 (Continued)
WCI Steel, Inc.
 Series B
 10.00%, due 12/1/04...........  $     700,000   $    694,750
                                                 ------------
                                                   17,360,650
                                                 ------------
TECHNOLOGY (1.2%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00......      7,170,000      2,581,200
Entex Information Services,
 Inc.
 12.50%, due 8/1/06 (c)........      2,700,000      1,863,000
Metawave Communications Corp.
 13.75%, due 4/28/00
 (d)(j)(l).....................      2,671,875      2,671,875
                                                 ------------
                                                    7,116,075
                                                 ------------
TELECOMMUNICATION SERVICES
 (4.7%)
ESAT Telecom Group, PLC
 11.875%, due 12/1/08 (c)......        195,000        195,000
Globalstar L.P. Capital Corp.
 11.50%, due 6/1/05............      6,525,000      4,926,375
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05...........      7,360,000      2,355,200
ICG Holdings, Inc.
 (zero coupon), due 5/1/06
 12.50%, beginning 5/1/01......      2,605,000      1,940,725
ICG Services, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03......      5,000,000      2,600,000
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (v)........          2,800      2,086,000
IDT Corp.
 8.75%, due 2/15/06............      2,200,000      2,090,000
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02.....      3,500,000      2,187,500
 11.25%, due 1/15/07...........      1,500,000      1,470,000
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07..........      3,290,000      3,314,675
Telehub Communication Corp.
 (zero coupon), due 7/31/05
 13.875%,
 beginning 7/31/01 (c)(w)......          6,465      3,879,000
                                                 ------------
                                                   27,044,475
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                                          PRINCIPAL
                                                           AMOUNT          VALUE
                                                        -------------------------
TEXTILE & APPAREL (0.6%)
Delta Mills, Inc.
 Series B
 9.625%, due 9/1/07............                         $   2,390,000   $  2,312,325
Norton McNaughton, Inc.
 12.50%, due 6/1/05............                             1,400,000      1,190,000
                                                                        ------------
                                                                           3,502,325
                                                                        ------------
TRANSPORTATION (2.0%)
Cenargo International, PLC
 9.75%, due 6/15/08 (c)........                             3,865,000      3,715,231
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08...........                              4,300,000      3,010,000
Pegasus Shipping (Hellas) Ltd.
 11.875%, due 11/15/04.........                              4,980,000      4,382,400
                                                                         ------------
                                                                           11,107,631
                                                                         ------------
Total Corporate Bonds
 (Cost $425,470,022)...........                                           391,482,201
                                                                         ------------
FOREIGN BONDS (2.0%)
CELLULAR TELEPHONE (0.2%)
Dolphin Telecom, PLC
 (zero coupon), due 6/1/08
 11.625%, beginning 6/1/03
 (c)...........................                         ECU 3,500,000      1,233,017
                                                                        ------------
PUBLISHING (1.8%)
IPC Magazines Group, PLC
 (zero coupon), due 3/15/08
 10.75%, beginning 3/15/03.....        pound sterling       5,090,000      4,446,118
 9.625%, due 3/15/08...........                             2,030,000      2,955,343
Regional Independent Media
 Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03
 (c)...........................                              3,000,000      2,745,287
                                                                         ------------
                                                                           10,146,748
                                                                         ------------
Total Foreign Bonds
 (Cost $11,346,543)............                                            11,379,765
                                                                         ------------
LOAN ASSIGNMENTS & PARTICIPATIONS (2.4%)
CHEMICALS (0.1%)
Kronos International, Inc.
 Bank debt
 6.0905%, due 9/15/99
 (d)(h)(j).....................                             DM 166,135         98,997
 Bank debt
 6.0905%, due 9/15/00
   (d)(h)(j)...................                                124,039         73,913
                                                                         ------------
                                                                              172,910
                                                                         ------------
CONGLOMERATES (0.5%)
First Pacific Capital Ltd.
 Bank debt
 7.625%, due 1/23/00 (d)(j)....                          $   3,000,000      2,760,000
                                                                         ------------

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------

CONSUMER SERVICES (0.2%)
Norwood Promotional
 Products, Inc.
 Bank debt
 Tranche B
 8.48%, due 10/30/04
 (d)(h)(j).....................  $   1,300,000   $  1,300,000
                                                 ------------
FOOD, BEVERAGE, & TOBACCO
 (1.0%)
Domino's Pizza, Inc.
 Bank debt
 Tranche B
 8.75%, due 12/31/06
 (d)(h)(j).....................      2,865,000      2,865,000
 Bank debt
 Tranche C
 9.00%, due 12/31/07
   (d)(h)(j)...................      2,865,000      2,865,000
                                                 ------------
                                                    5,730,000
                                                 ------------
RECREATION & ENTERTAINMENT
 (0.2%)
Affinity Group, Inc.
 Bank debt
 Tranche B
 9.025%, due 6/30/06
 (d)(h)(j).....................      1,300,000      1,300,000
                                                 ------------
TRANSPORTATION (0.4%)
Eurotunnel
 Bank debt
 Tier One
 5.28%, due 4/9/04 (d)(h)(j)...  FF 16,084,395      2,447,412
                                                 ------------
Total Loan Assignments &
 Participations
 (Cost $13,473,204)............                    13,710,322
                                                 ------------
YANKEE BONDS (4.7%)
BROADCAST/MEDIA (0.3%)
TV Azteca, S.A. de C.V.
 Series B
 10.50%, due 2/15/07...........  $   1,760,000      1,447,600
                                                 ------------
CABLE (0.5%)
Kabelmedia Holding GmbH
 (zero coupon), due 8/1/06
 13.625%, beginning 8/1/01.....      3,500,000      2,940,000
                                                 ------------
CELLULAR TELEPHONE (0.6%)
Millicom International
 Cellular, S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01......      4,569,000      3,232,568
                                                 ------------
CHEMICALS (0.6%)
Octel Developments, PLC
 10.00%, due 5/1/06............      3,500,000      3,675,000
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

YANKEE BONDS (CONTINUED)

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------
CONSUMER DURABLES (0.2%)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00.....  $  11,860,000   $  1,186,000
                                                 ------------
MINING (0.9%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27............      5,145,000      2,778,300
Glencore Nickel Pty Ltd.
 9.00%, due 12/1/14............      2,740,000      2,219,400
                                                 ------------
                                                    4,997,700
                                                 ------------
STEEL, ALUMINUM & OTHER METALS
 (1.1%)
Ivaco, Inc.
 11.50%, due 9/15/05...........      6,505,000      6,505,000
                                                 ------------
TRANSPORTATION (0.5%)
Alpha Shipping, PLC
 Series A
 9.50%, due 2/15/08............      4,280,000      1,219,800
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06...........      4,700,500      1,457,155
                                                 ------------
                                                    2,676,955
                                                 ------------
Total Yankee Bonds
 (Cost $26,492,104)............                    26,660,823
                                                 ------------
Total Long-Term Bonds
 (Cost $520,743,140)...........                   483,133,616
                                                 ------------
COMMON STOCKS (3.6%)
                                    SHARES
                                 -------------
BANKS (0.1%)
Kookmin Bank GDR (n)...........         41,600        336,960
                                                 ------------
CABLE (0.4%)
United International Holdings,
 Inc.
 Class A (a)...................        113,500      2,184,875
                                                 ------------
CASINOS (0.4%)
Grand Casinos, Inc. (a)........         41,500        334,594
Harrah's Entertainment, Inc.
 (a)...........................         88,600      1,389,912
Isle of Capri Casinos, Inc.
 (a)...........................          7,053         27,992
JCC Holding Co., Class A (a)...         64,479        290,155
                                                 ------------
                                                    2,042,653
                                                 ------------
CELLULAR TELEPHONE (0.0%) (b)
Tele Sudeste Celular
 Participacoes S.A. ADR
 (a)(i)........................          1,980         40,961
Telesp Celular Participacoes
 S.A. ADR (a)(i)...............          3,960         69,300
                                                 ------------
                                                      110,261
                                                 ------------


                                    SHARES          VALUE
                                 -------------------------
DOMESTIC OIL & GAS (0.2%)
Union Pacific Resources Group,
 Inc. .........................        112,325   $  1,017,945
                                                 ------------
GAS UTILITIES (0.5%)
KeySpan Energy.................         43,600      1,351,600
UGI Corp. .....................         61,500      1,460,625
                                                 ------------
                                                    2,812,225
                                                 ------------
HEALTH CARE (0.2%)
Beverly Enterprises, Inc.
 (a)(z)........................         40,000        270,000
General Healthcare Group Ltd.
 (a)(q)........................            572         28,551
Hengan International Group Co.
 Ltd. (a)(m)...................        160,000         58,343
Quest Diagnostics, Inc. (a)....         58,550      1,042,922
                                                 ------------
                                                    1,399,816
                                                 ------------
MEDIA (0.1%)
Rogers Communications, Inc.
 Class B (a)(p)................         40,000        355,469
                                                 ------------
PAPER & FOREST PRODUCTS (0.6%)
TimberWest Forest Corp.
 (p)(y)........................        635,200      3,701,198
                                                 ------------
REAL ESTATE (0.7%)
Highwoods Properties, Inc......         78,800      2,029,100
Hospitality Properties Trust...         82,445      1,988,986
                                                 ------------
                                                    4,018,086
                                                 ------------
RECREATION & ENTERTAINMENT
 (0.1%)
Loews Cineplex Entertainment
 Corp. (a).....................         60,000        607,500
                                                 ------------
STEEL, ALUMINUM & OTHER METALS
 (0.2%)
Placer Dome, Inc...............         87,700      1,008,550
                                                 ------------
TELECOMMUNICATION SERVICES
 (0.1%)
Embratel Participacoes S.A. ADR
 (a)(i)........................          9,900        137,981
Tele Centro Sul Participacoes
 S.A. ADR (a)(i)...............          1,980         82,665
Tele Norte Leste Participacoes
 S.A. ADR (a)(i)...............          9,900        123,131
Telesp Participacoes S.A. ADR
 (a)(i)........................          9,900        219,038
                                                 ------------
                                                      562,815
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.
COMMON STOCKS (CONTINUED)

                                    SHARES          VALUE
                                 -------------------------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a)...........................            500   $     20,000
                                                 ------------
Total Common Stocks
 (Cost $21,275,396)............                    20,178,353
                                                 ------------
PREFERRED STOCKS (5.7%)
BROADCAST/MEDIA (2.3%)
Paxson Communications Corp.
 12.50% (e)....................          6,300      5,732,570
Spanish Broadcasting System,
 Inc.
 14.25% (c)(e).................          2,381      2,452,832
 14.25% (e)....................          4,447      4,580,410
                                                 ------------
                                                   12,765,812
                                                 ------------
CABLE (1.5%)
United International Holdings,
 Inc.
 4.00%, Series A (a)(j)(k).....         44,600      8,697,000
                                                 ------------
CELLULAR TELEPHONE (0.9%)
Centaur Funding Corp.
 9.08%, Series B (c)...........          4,990      5,189,600
                                                 ------------
EQUIPMENT FINANCING (0.4%)
GPA Group, PLC (a)(j)..........      4,750,000      2,470,000
                                                 ------------
PAPER & FOREST PRODUCTS (0.4%)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(j)(p)......        145,000      2,342,326
                                                 ------------
REAL ESTATE (0.2%)
Crown American Realty Trust
 11.00%, Series A..............         26,120      1,276,615
                                                 ------------
Total Preferred Stocks
 (Cost $30,097,649)............                    32,741,353
                                                 ------------
WARRANTS (0.4%)
BROADCAST/MEDIA (0.3%)
Spanish Broadcasting System,
 Inc.
 expire 6/30/99 (a)(r).........          2,500      1,225,000
 expire 6/30/99 (a)(c)(s)......          2,500        525,000
                                                 ------------
                                                    1,750,000
                                                 ------------

                                    SHARES          VALUE
                                 -------------------------

CABLE (0.0%) (b)
@Entertainment, Inc.
 expire 7/15/08 (a)(c).........         54,420   $    136,050
People's Choice TV Corp.
 expire 6/1/00 (a).............            380              4
Supercanal Holding, S.A.
 Series A expire 11/14/99
 (a)(c)(j).....................        492,587         68,962
                                                 ------------
                                                      205,016
                                                 ------------
CASINOS (0.0%) (b)
Isle of Capri Casinos, Inc.
 expire 5/3/01 (a).............          1,249          1,249
                                                 ------------
CELLULAR TELEPHONE (0.0%) (b)
Occidente y Caribe Celular,
 S.A.
 expire 3/15/04 (a)(c).........         10,680         80,100
                                                 ------------
FOOD, BEVERAGE, & TOBACCO
 (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c)........          5,210         52,100
                                                 ------------
PUBLISHING (0.0%) (b)
General Media, Inc.
 expire 12/21/03 (a)...........            900              9
                                                 ------------
TECHNOLOGY (0.1%)
Metawave Communications Corp.
 expire 4/28/00 (a)(j).........         46,336        324,352
                                                 ------------
TELECOMMUNICATION SERVICES
 (0.0%) (b)
HighwayMaster
 Communications, Inc.
 expire 9/15/05 (a)(c).........          5,435             54
                                                 ------------
Total Warrants
 (Cost $1,364,177).............                     2,412,880
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

SHORT-TERM
INVESTMENTS (2.6%)

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  ---------------------------
COMMERCIAL PAPER (2.2%)
Xerox Credit Corp.
 5.20%, due 1/4/99.............  $  12,720,000   $ 12,714,488
                                                 ------------
Total Commercial Paper
 (Cost $12,714,488)............                    12,714,488
                                                 ------------
SHORT-TERM
 LOAN ASSIGNMENT (0.4%)

FOOD, BEVERAGE & TOBACCO (0.4%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Bank debt
 9.479%, due 8/1/98
 (g)(j)(t).....................      5,000,000      2,050,000
                                                 ------------
Total Short-Term
 Loan Assignment
 (Cost $4,260,000).............                     2,050,000
                                                 ------------
Total Short-Term Investments
 (Cost $16,974,488)............                    14,764,488
                                                 ------------
Total Investments
 (Cost $590,454,850) (aa)......           97.1%   553,230,690(bb)
Cash and Other Assets,
 Less Liabilities..............            2.9     16,582,148
                                 -------------     ----------
Net Assets.....................          100.0%  $569,812,838
                                 =============   ============

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at December 31, 1998.
(e) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(f)  Issuer in bankruptcy.
(g)  Issue in default.
(h)  Multiple tranche facility.
(i)  ADR--American Depository Receipt.
(j)  Restricted security.
(k)  Convertible preferred stock.
(l) CIK ("Cash in Kind")-interest or dividend payment is made with cash or additional securities.
(m)  Hong Kong security.
(n)  GDR--Global Depository Receipt.
(o)  Euro-Dollar bond.
(p)  Canadian security.
(q)  British security.
(r) Each warrant entitles the holder thereof to purchase one share of the Company's Class A common stock at $0.01 per share, subject to adjustment under certain circumstances on or after the Exercisability Date and prior to June 30, 1999.
(s) Each warrant entitles the holder thereof to purchase 0.428 shares of the Company's Class A common stock, par value $0.01 per share.
(t) Company defaulted on the payment of principal to its creditors on maturity date.
(u) 4,385 Units--Each unit reflects $1,000 principal amount of 12.00% Senior Subordinated Notes plus 1 warrant to acquire 1.55 shares of common stock at $35.65 per share at a future date.
(v) 2,800 Units--Each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire 19.85 shares of common stock at $13.20 per share at a future date.
(w) 6,465 Units--Each unit reflects $1,000 principal amount of 0%/13.875% Senior Discounted Notes plus warrants to acquire 8% of the Company's common stock at a future date.
(x) 6,465 Units--Each unit reflects $1,000 principal amount of 0%/13.125% Senior Discounted Notes plus 1 warrant to acquire 1.427 shares of common stock at a future date.
(y) Stapled Unit--Each unit consists of 1 common share, 100 preferred shares and 1 Subordinated Note receipt.
(z)  Segregated as collateral for forward foreign currency contracts.
(aa)  The cost for Federal income tax purposes is $591,125,639.
(bb) At December 31, 1998 net unrealized depreciation was $37,894,949, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,271,244 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $56,166,193.
(cc) The following abbreviations are used in the above portfolio:
    DM  --Deutsche Mark
    ECU --European Currency Unit
    FF   --French Franc
    L    --Pound Sterling

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $590,454,850).........   $553,230,690
Cash.....................................        300,920
Deposit with broker......................        139,441
Receivables:
  Dividends and interest.................     10,616,102
  Investment securities sold.............      6,510,400
  Fund shares sold.......................         95,229
Unrealized appreciation on forward
  foreign currency contracts.............        168,418
                                            ------------
        Total assets.....................    571,061,200
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........        341,468
  Fund shares redeemed...................        194,950
  Adviser................................        143,605
  Administrator..........................         95,736
  Shareholder communication..............         60,147
  Custodian..............................         19,763
  Directors..............................            221
Accrued expenses.........................         87,835
Unrealized depreciation on forward
  foreign currency contracts.............        304,637
                                            ------------
        Total liabilities................      1,248,362
                                            ------------
Net assets applicable to outstanding
  shares.................................   $569,812,838
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    521,841
Additional paid-in capital...............    614,884,239
Accumulated distribution in excess of net
  investment income......................       (455,590)
Accumulated net realized loss on
  investments............................     (7,772,614)
Net unrealized depreciation on
  investments............................    (37,224,160)
Net unrealized depreciation on
  translation of other assets and
  liabilities in
  foreign currencies and forward foreign
  currency contracts.....................       (140,878)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $569,812,838
                                            ============
Shares of capital stock outstanding......     52,184,133
                                            ============
Net asset value per share outstanding....   $      10.92
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest...............................   $ 52,087,455
  Dividends (a)..........................      2,262,802
                                            ------------
        Total income.....................     54,350,257
                                            ------------
Expenses:
  Advisory...............................      1,550,584
  Administration.........................      1,033,723
  Shareholder communication..............        180,248
  Professional...........................        173,208
  Directors..............................         29,425
  Custodian..............................         18,018
  Portfolio pricing......................          7,582
  Miscellaneous..........................         11,717
                                            ------------
        Total expenses...................      3,004,505
                                            ------------
Net investment income....................     51,345,752
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized loss from:
  Security transactions..................     (7,676,643)
  Foreign currency transactions..........       (424,119)
                                            ------------
Net realized loss on investments and
  foreign currency transactions..........     (8,100,762)
                                            ------------
Net change in unrealized depreciation on
  investments:
  Security transactions..................    (34,140,189)
  Translation of other assets and
    liabilities in
    foreign currencies and forward
    foreign
    currency contracts...................       (129,893)
                                            ------------
Net unrealized loss on investments and
  foreign currency transactions..........    (34,270,082)
                                            ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions...........................    (42,370,844)
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  8,974,908
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $88,343.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $51,345,752    $ 27,376,462
  Net realized gain (loss) on investments...................   (7,676,643)     16,889,043
  Net realized gain (loss) on foreign currency
    transactions............................................     (424,119)         41,314
  Net change in unrealized appreciation (depreciation) on
    investments.............................................  (34,140,189)     (7,548,249)
  Net change in unrealized depreciation on translation of
    other assets and liabilities in foreign currencies and
    forward foreign currency contracts......................     (129,893)        (10,985)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    8,974,908      36,747,585
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................  (51,219,831)    (27,008,388)
  From net realized gain on investments.....................   (1,567,336)    (16,799,012)
  In excess of net investment income........................     (455,590)             --
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......  (53,242,757)    (43,807,400)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................  171,504,905     202,492,429
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............   53,242,757      43,807,400
                                                              ------------   ------------
                                                              224,747,662     246,299,829
  Cost of shares redeemed...................................  (35,233,498)    (19,674,526)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................  189,514,164     226,625,303
                                                              ------------   ------------
Net increase in net assets..................................  145,246,315     219,565,488
NET ASSETS:
Beginning of year...........................................  424,566,523     205,001,035
                                                              ------------   ------------
End of year.................................................  $569,812,838   $424,566,523
                                                              ============   ============
Accumulated undistributed net investment income (excess
  distribution) at end of year..............................  $  (455,590)   $    461,672
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          MAY 1,
                                                                                                         1995 (a)
                                                                                                         THROUGH
                                                                    YEAR ENDED DECEMBER 31             DECEMBER 31,
                                                              1998           1997           1996           1995
                                                          -------------------------------------------------------
Net asset value at beginning of period..................  $      11.73   $      11.61   $      10.55   $      10.00
                                                          ------------   ------------   ------------   ------------
Net investment income...................................          1.08           0.85           0.59           0.37
Net realized and unrealized gain (loss) on
  investments...........................................         (0.76)          0.65           1.22           0.61
Net realized and unrealized loss on foreign currency
  transactions..........................................         (0.00)(b)           --           --             --
                                                          ------------   ------------   ------------   ------------
Total from investment operations........................          0.32           1.50           1.81           0.98
                                                          ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income............................         (1.09)         (0.84)         (0.59)         (0.37)
  From net realized gain on investments.................         (0.04)         (0.54)         (0.16)         (0.04)
  In excess of net realized gain on investments.........            --             --             --          (0.02)
                                                          ------------   ------------   ------------   ------------
Total dividends and distributions.......................         (1.13)         (1.38)         (0.75)         (0.43)
                                                          ------------   ------------   ------------   ------------
Net asset value at end of period........................  $      10.92   $      11.73   $      11.61   $      10.55
                                                          ============   ============   ============   ============
Total investment return.................................          2.66%         13.03%         17.16%         10.06%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................          9.93%          8.84%          8.59%         10.02%+
  Net expenses..........................................          0.58%          0.59%          0.67%          0.67%+
  Expenses (before reimbursement).......................          0.58%          0.59%          0.71%          1.25%+
Portfolio turnover rate.................................           151%           153%           149%            95%
Net assets at end of period (in 000's)..................  $    569,813   $    424,567   $    205,001   $     43,314

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(+)  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

COMMON STOCKS (95.5%)+

                                      SHARES        VALUE
                                     ---------------------
AUSTRALIA (4.1%)
Broken Hill Proprietary Co., Ltd.
 (energy sources)..................    25,700    $   189,460
Cable & Wireless Optus Ltd.
 (telecommunications) (a)..........   134,495        282,954
Commonwealth Bank of Australia
 (banking).........................    15,700        223,054
Foster's Brewing Group, Ltd.
 (beverages & tobacco).............    27,820         75,421
Lend Lease Corp., Ltd. (real
 estate)...........................    13,400        180,818
News Corp., Ltd. (The)
 (broadcasting & publishing).......    31,539        208,536
Telstra Corp., Ltd.
 (telecommunications)..............    69,200        323,852
WMC, Ltd. (metals-nonferrous)......    20,900         63,071
                                                 -----------
                                                   1,547,166
                                                 -----------
BELGIUM (4.1%)
Delhaize-Le Lion, S.A.
 (merchandising)...................     1,330        117,698
Electrabel, S.A.
 (utilities-electrical & gas)......       690        303,297
Fortis AG (insurance)..............       960        347,923
KBC Bancassurance Holding N.V.
 (banking).........................     3,420        270,793
PetroFina, S.A. (energy sources)...       330        151,299
Solvay, S.A. Class A (chemicals)...     1,850        139,480
Tractebel, S.A.
 (utilities-electrical & gas)......     1,120        217,463
                                                 -----------
                                                   1,547,953
                                                 -----------
FINLAND (3.7%)
Merita Oyj (banking)...............    19,600        124,646
Nokia Oyj Class A (electrical &
 electronics)......................     7,735        947,151
Outokumpu Oyj
 (metals-nonferrous)...............    12,730        117,663
Sampo Insurance Co. PLC Class A
 (insurance).......................     2,020         77,197
UPM-Kymmene Oyj (forest products &
 paper)............................     5,410        151,724
                                                 -----------
                                                   1,418,381
                                                 -----------
FRANCE (8.3%)
AXA, S.A. (insurance)..............     1,644        238,389
Carrefour, S.A. (merchandising)....       418        315,708
Elf Aquitaine, S.A. (energy
 sources)..........................     2,082        240,776
Eridania Beghin-Say, S.A. (food &
 household products)...............       550         95,211
France Telecom, S.A.
 (telecommunications)..............     2,525        200,698
Groupe Danone, S.A. (food &
 household products)...............       746        213,677

                                      SHARES        VALUE
                                     ---------------------

FRANCE (Continued)
Lafarge, S.A. (building materials &
 components).......................       860    $    81,751
L'Air Liquide, S.A. (chemicals)....       912        167,347
L'Oreal, S.A. (health & personal
 care).............................       583        421,647
Pernod-Ricard, S.A. (beverages &
 tobacco)..........................     1,300         84,479
Pinault-Printemps-Redoute, S.A.
 (merchandising)...................       600        114,716
Sanofi, S.A. (health & personal
 care).............................     1,080        177,873
Schneider, S.A. (electrical &
 electronics)......................     1,477         89,635
Societe Generale, S.A. Class A
 (banking).........................       544         88,135
Thomson CSF, S.A. (aerospace &
 military technology)..............     2,727        117,164
Total, S.A. Class B (energy
 sources)..........................     1,134        114,902
Vivendi, S.A. (business & public
 services).........................     1,571        407,796
                                                 -----------
                                                   3,169,904
                                                 -----------
GERMANY (10.4%)
Allianz AG Registered
 (insurance).......................       950        348,509
Bayer AG (chemicals)...............     6,250        260,992
DaimlerChrysler AG (automobiles)...     4,411        435,665
Deutsche Bank AG (banking).........     2,850        167,781
Deutsche Telekom AG
 (telecommunications)..............    16,300        536,312
Dresdner Bank AG (banking).........     4,500        189,130
Karstadt AG (merchandising)........       400        208,943
Mannesmann AG
 (telecommunications)..............     2,400        275,229
Metro AG (merchandising)...........     2,650        211,615
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance).......................       350        169,586
RWE AG (utilities-electrical &
 gas)..............................     6,300        345,162
Schering AG (health & personal
 care).............................     1,920        241,221
VEBA AG (utilities-electrical &
 gas)..............................     3,050        182,576
Viag AG (utilities-electrical &
 gas)..............................       350        205,311
Volkswagen AG (automobiles)........     2,000        159,710
                                                 -----------
                                                   3,937,742
                                                 -----------
IRELAND (3.8%)
Allied Irish Banks PLC (banking)...    32,875        589,668
CRH PLC (building materials &
 components).......................    20,363        352,189
Irish Life PLC (insurance).........    13,254        124,894
Kerry Group PLC Class A (food &
 household products)...............    10,805        147,408
Ryanair Holdings PLC
 (transportation-airlines) (a).....     7,459         53,383
Smurfit (Jefferson) Group PLC
 (forest products & paper).........    93,609        168,880
                                                 -----------
                                                   1,436,422
                                                 -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)

                                      SHARES        VALUE
                                     ---------------------
ITALY (5.1%)
Assicurazioni Generali S.p.A.
 (insurance).......................     4,000    $   167,256
Banca Commerciale Italiana S.p.A.
 (banking).........................    16,000        110,534
Benetton Group S.p.A. (textile &
 apparel)..........................    41,600         83,948
Edison S.p.A. (utilities-electrical
 & gas)............................     4,000         47,183
ENI S.p.A. (energy sources)........    38,000        248,702
Fiat S.p.A. (automobiles)..........    13,500         46,959
Fiat S.p.A. di Risp
 (automobiles).....................    16,500         32,997
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance).......................    26,000         68,775
Italgas S.p.A.
 (utilities-electrical & gas)......    10,000         54,207
Mediobanca S.p.A. (banking)........     6,000         83,446
Montedison S.p.A.
 (multi-industry)..................    40,940         54,457
Olivetti S.p.A.
 (telecommunications) (a)..........    16,200         56,449
Parmalat Finanziaria S.p.A. (food &
 household products)...............     4,000          7,660
Pirelli S.p.A. (industrial
 components).......................     6,000         19,253
Riunione Adriatica di Sicurta
 S.p.A. (insurance)................     2,200         31,930
San Paolo IMI S.p.A. (banking).....     2,000         35,390
Sirti S.p.A. (construction &
 housing)..........................     7,000         42,293
Telecom Italia S.p.A.
 (telecommunications)..............    24,000        205,070
Telecom Italia S.p.A. di Risp
 (telecommunications)..............    12,790         80,608
Telecom Italia Mobile S.p.A.
 (telecommunications)..............    28,000        207,009
Telecom Italia Mobile S.p.A. di
 Risp (telecommunications).........    23,000        108,438
Unicredito Italiano S.p.A.
 (banking).........................    22,000        130,587
Unione Immobiliare S.p.A. (real
 estate)...........................    26,000         13,582
                                                 -----------
                                                   1,936,733
                                                 -----------
JAPAN (11.1%)
Ajinomoto Co., Inc. (food &
 household products)...............    10,000        106,392
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (b).....................     9,000         93,359
Bridgestone Corp. (industrial
 components).......................     4,000         90,965
Denso Corp. (industrial
 components).......................     3,000         55,590
Fanuc, Ltd. (electronic components
 & instruments)....................     2,000         68,623
Fujitsu, Ltd. (data processing &
 reproduction) (b).................     1,000         13,343
Hitachi Corp., Ltd. (electrical &
 electronics) (b)..................    14,000         86,887
Honda Motor Co., Ltd.
 (automobiles).....................     4,000        131,571
Industrial Bank of Japan, Ltd.
 (The) (banking) (b)...............    16,000         73,907
Ito-Yokado Co., Ltd.
 (merchandising)...................     1,000         70,041
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)......     3,000         65,830
Kirin Brewery Co., Ltd. (beverages
 & tobacco)........................    14,000        178,739

                                      SHARES        VALUE
                                     ---------------------

JAPAN (Continued)
Komatsu, Ltd. (machinery &
 engineering)......................    10,000    $    52,575
Matsushita Electric Industrial Co.,
 Ltd. (appliances & household
 durables).........................     6,000        106,339
Mitsubishi Chemical Corp.
 (chemicals).......................       967          2,041
Mitsubishi Electric Corp.
 (electrical & electronics) (a)....     9,000         28,327
Mitsubishi Estate Co., Ltd. (real
 estate)...........................     3,000         26,944
Mitsubishi Heavy Industries, Ltd.
 (machinery & engineering).........     8,000         31,208
Mitsui Fudosan Co., Ltd. (real
 estate)...........................     6,000         45,483
NEC Corp. (electrical &
 electronics)......................     5,000         46,103
Nintendo Co., Ltd. (recreation &
 other consumer goods).............     1,000         97,083
Nippon Express Co., Ltd.
 (transportation-road & rail)......    13,000         73,304
Nippon Oil Co., Ltd. (energy
 sources)..........................     8,000         27,946
Nippon Telegraph & Telephone Corp.
 (telecommunications)..............        20        154,615
Nomura Securities Co., Ltd.
 (financial services)..............     9,000         78,597
NTT Data Corp. (business & public
 services).........................        20         99,477
NTT Mobile Communication Network,
 Inc. (telecommunications).........         9        371,022
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)......................     8,000         92,136
Osaka Gas Co., Ltd. (utilities-
 electrical & gas).................     6,000         20,693
Rohm Co., Ltd. (electronic
 components & instruments).........     1,000         91,231
Sankyo Co., Ltd. (health &
 personal care)....................     2,000         43,798
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).........................     9,000         27,928
Sekisui Chemical Co., Ltd.
 (building materials &
 components).......................     1,000          6,738
Sharp Corp. (appliances &
 household durables)...............     5,000         45,172
Shiseido Co., Ltd. (health &
 personal care)....................     8,000        102,987
Sony Corp. (appliances &
 household durables)...............     1,000         72,967
Sumitomo Bank, Ltd. (banking)......     9,000         92,561
Sumitomo Electric Industries
 (industrial components)...........     5,000         56,343
Sumitomo Forestry Co., Ltd.
 (building materials &
 components).......................    14,000        100,541
Takeda Chemical Industries, Ltd.
 (health & personal care)..........     3,000        115,701
TDK Corp. (electronic components &
 instruments)......................     1,000         91,586
Tobu Railway Co., Ltd.
 (transportation-road & rail)......    14,000         40,961
Tohoku Electric Power Co., Inc.
 (utilities-electrical & gas)......     1,000         17,732

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                MAINSTAY VP SERIES FUND, INC.

                                      SHARES        VALUE
                                     ---------------------
JAPAN (Continued)
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)......     3,000    $    74,208
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)......................     3,000        119,691
Toppan Printing Co., Ltd. (business
 & public services)................     3,000         36,705
Toshiba Corp. (electrical &
 electronics)......................    16,000         95,469
Tostem Corp. (building materials &
 components).......................     5,000         99,299
Toyota Motor Corp. (automobiles)...    11,000        299,405
Yamanouchi Pharmaceutical Co., Ltd.
 (health & personal care)..........     6,000        193,633
                                                 -----------
                                                   4,213,796
                                                 -----------
NETHERLANDS (5.4%)
ABN AMRO Holding N.V. (banking)....     9,600        202,061
Akzo Nobel N.V. (chemicals)........     2,400        109,343
Elsevier N.V. (broadcasting &
 publishing).......................     1,500         21,021
Heineken N.V. (beverages &
 tobacco)..........................     2,700        162,576
ING Groep N.V. (financial
 services).........................     5,270        321,536
Koninklijke KPN N.V.
 (telecommunications)..............     2,626        131,533
Royal Dutch Petroleum Co. (energy
 sources)..........................    12,000        597,869
TNT Post Group N.V. (business &
 public services)..................     2,526         81,433
Unilever CVA N.V. (food &
 household products)...............     3,500        299,334
Wolters Kluwer CVA N.V.
 (broadcasting & publishing).......       601        128,676
                                                 -----------
                                                   2,055,382
                                                 -----------
NEW ZEALAND (1.4%)
Fletcher Challenge Building
 (building materials &
 components).......................   118,800        183,878
Telecom Corp. of New Zealand Ltd.
 (telecommunications)..............    69,248        301,792
Telecom Corp. of New Zealand Ltd.
 (telecommunications) (a)(c).......    19,600         42,969
                                                 -----------
                                                     528,639
                                                 -----------
PORTUGAL (1.3%)
Banco Comercial Portugues, S.A.
 Registered (banking)..............     2,700         83,007
Banco Espirito Santo e Comercial de
 Lisboa, S.A. Registered
 (banking).........................     1,600         49,658
Electricidade de Portugal, S.A.
 (utilities-electrical & gas)......     6,300        138,704
Jeronimo Martins & Filho SGPS, S.A.
 (merchandising)...................     1,100         60,175
Portugal Telecom, S.A. Registered
 (telecommunications)..............     3,100        142,130
                                                 -----------
                                                     473,674
                                                 -----------

                                      SHARES        VALUE
                                     ---------------------

SPAIN (4.6%)
Acerinox, S.A. (metals-steel)......       700    $    16,329
Argentaria, Caja Postal y Banco
 Hipotecario de Espana, S.A.
 Registered (banking)..............     4,560        118,278
Autopistas Concesionaria Espanola,
 S.A. (business & public
 services).........................     7,126        118,697
Banco Bilbao Vizcaya, S.A.
 Registered (banking)..............    15,630        245,454
Banco Central Hispanoamericano,
 S.A. (banking)....................     8,580        102,040
Banco Santander, S.A. Registered
 (banking).........................     7,360        146,490
Corporacion Mapfre, S.A.
 (insurance).......................       620         16,848
Endesa, S.A. (utilities-electrical
 & gas)............................     7,770        206,201
Fomento de Construcciones y
 Contratas, S.A. (construction &
 housing)..........................       660         49,145
Gas Natural SDG, S.A. (utilities-
 electrical & gas).................     1,110        121,041
Iberdrola, S.A.
 (utilities-electrical & gas)......     7,730        144,852
Repsol, S.A. (energy sources)......     2,660        142,121
Telefonica, S.A.
 (telecommunications)..............     7,090        315,760
Telefonica, S.A. Bonus Rights
 (telecommunications) (a)..........     7,090          6,304
                                                 -----------
                                                   1,749,560
                                                 -----------
SWEDEN (3.0%)
Astra AB Series A (health &
 personal care)....................    12,100        247,059
ForeningsSparbanken AB (banking)...     3,600         93,269
Hennes & Mauritz AB Series B
 (merchandising)...................     1,000         81,672
Skandia Forsakrings AB
 (insurance).......................     4,000         61,193
Svenska Handelsbanken Series A
 (banking).........................     2,100         88,606
Telefonaktiebolaget LM Ericsson
 Series B (electrical &
 electronics)......................    21,700        516,694
Volvo AB Series B (automobiles)....     2,700         61,957
                                                 -----------
                                                   1,150,450
                                                 -----------
SWITZERLAND (8.2%)
Credit Suisse Group Registered
 (banking).........................     1,540        241,066
Nestle S.A. Registered (food &
 household products)...............       270        587,777
Novartis S.A. Registered (health &
 personal care)....................       337        662,477
Roche Holdings AG Genusscheine
 (health & personal care)..........        50        610,129
Schweizerische Rueckversicherungs
 Gesellschaft Registered
 (insurance).......................       100        260,724
UBS AG Registered (banking)........     1,753        538,607
Zurich Allied AG Registered
 (insurance).......................       300        222,136
                                                 -----------
                                                   3,122,916
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)

                                      SHARES        VALUE
                                     ---------------------
UNITED KINGDOM (21.0%)
Abbey National PLC (banking).......     9,860    $   211,133
Allied Zurich PLC (insurance)......     6,105         91,367
Barclays PLC (banking).............     9,565        205,771
Bass PLC (leisure & tourism).......    27,617        388,500
BG PLC (utilities-electrical &
 gas)..............................    35,364        223,440
Boots Co. PLC (merchandising)......    10,390        176,585
British Airways PLC
 (transportation-airlines).........    25,348        171,648
British American Tobacco PLC
 (beverages & tobacco).............     6,105         54,190
British Petroleum Co. PLC
 (energy sources)..................    29,414        438,983
British Telecommunications PLC
 (telecommunications)..............    44,820        674,499
Cable & Wireless PLC
 (telecommunications)..............    30,763        378,502
CGU PLC (insurance)................     7,693        120,252
Diageo PLC (beverages & tobacco)...    32,810        368,750
EMI Group PLC (recreation & other
 consumer goods)...................    30,814        217,121
General Electric Co. PLC
 (electrical & electronics)........    18,990        170,616
Glaxo Wellcome PLC (health &
 personal care)....................    16,149        553,764
Granada Group PLC (leisure &
 tourism)..........................     9,080        161,119
Great Universal Stores PLC (The)
 (merchandising)...................    12,990        136,052
HSBC Holdings PLC (banking)........     3,110         84,705
Imperial Chemical Industries PLC
 (chemicals).......................    12,410        107,162
Kingfisher PLC (merchandising).....    20,262        219,127
Lloyds TSB Group PLC (banking).....    28,114        399,000
Marks & Spencer PLC
 (merchandising)...................    16,242        110,931
National Power PLC (utilities-
 electrical & gas).................    12,540        110,788
National Westminster Bank PLC
 (banking).........................    10,600        204,228
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)...     4,355         51,446
Prudential Corp. PLC (insurance)...    14,100        213,130
Reed International PLC
 (broadcasting & publishing).......    12,630        100,551
Rio Tinto PLC Registered (metals-
 nonferrous).......................     6,773         78,206
Royal Bank of Scotland Group PLC
 (banking).........................    12,790        205,778

                                      SHARES        VALUE
                                     ---------------------

UNITED KINGDOM (Continued)
Sainsbury (J.) PLC
 (merchandising)...................    11,780    $    91,677
Scottish Power PLC (utilities-
 electrical & gas).................     7,100         72,709
SmithKline Beecham PLC (health &
 personal care)....................    40,460        565,465
Unilever PLC (food &
 household products)...............    27,720        311,544
Vodafone Group PLC
 (telecommunications)..............    20,215        327,592
                                                 -----------
                                                   7,996,331
                                                 -----------
Total Common Stocks
 (Cost $29,032,744)................               36,285,049
                                                 -----------
SHORT-TERM
INVESTMENT (1.0%)
                                     PRINCIPAL
                                      AMOUNT
                                     ---------
COMMERCIAL PAPER (1.0%)
UNITED STATES (1.0%)
Associates Corp. of North America
 5.08%, due 1/4/99
 (financial services)..............  $400,000        399,831
                                                 -----------
Total Short-Term Investment
 (Cost $399,831)...................                  399,831
                                                 -----------
Total Investments
 (Cost $29,432,575) (d)............      96.5%    36,684,880(e)
Cash and Other Assets,
 Less Liabilities..................       3.5      1,321,303
                                     --------    -----------
Net Assets.........................     100.0%   $38,006,183
                                     ========    ===========

------------
(a)  Non-income producing security.
(b) Segregated or partially segregated as collateral for forward foreign currency contracts.
(c) Installment receipt is a transaction with a set contract price which is paid in installments over a period of time.
(d)  The cost for Federal income tax purposes is $30,014,787.
(e) At December 31, 1998 net unrealized appreciation for securities was $6,670,093, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,732,378 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,062,285.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

The table below sets forth the diversification of International Equity Portfolio investments by industry.
INDUSTRY DIVERSIFICATION

                                    VALUE      PERCENT(+)
                                 ------------------------
Aerospace & Military
  Technology..................   $   117,164        0.3%
Appliances & Household
  Durables....................       252,406        0.7
Automobiles...................     1,168,264        3.1
Banking.......................     5,492,141       14.5
Beverages & Tobacco...........       924,155        2.4
Broadcasting & Publishing.....       458,785        1.2
Building Materials &
  Components..................       824,396        2.2
Business & Public Services....       744,108        2.0
Chemicals.....................       786,364        2.1
Construction & Housing........        91,438        0.2
Data Processing &
  Reproduction................        13,343        0.0*
Electrical & Electronics......     1,980,882        5.2
Electronic Components &
  Instruments.................       463,266        1.2
Energy Sources................     2,152,058        5.7
Financial Services............       799,964        2.1
Food & Household Products.....     1,769,003        4.7
Forest Products & Paper.......       320,604        0.9
Health & Personal Care........     3,935,756       10.4
Industrial Components.........       222,151        0.6
Insurance.....................     2,560,108        6.7
Leisure & Tourism.............       549,619        1.4
Machinery & Engineering.......       359,013        1.0
Merchandising.................     1,705,997        4.5
Metals-Nonferrous.............       258,940        0.7
Metals-Steel..................        16,329        0.0*
Multi-Industry................        54,457        0.1
Real Estate...................       266,827        0.6
Recreation & Other Consumer
  Goods.......................       314,204        0.8
Telecommunications............     5,057,051       13.3
Textile & Apparel.............        83,948        0.2
Transportation-Airlines.......       225,030        0.6
Transportation-Road & Rail....       114,265        0.3
Transportation-Shipping.......        51,446        0.1
Utilities-Electrical & Gas....     2,551,398        6.7
                                 -----------     ------
                                  36,684,880       96.5
Cash and Other Assets, Less
  Liabilities.................     1,321,303        3.5
                                 -----------     ------
Net Assets....................   $38,006,183      100.0%
                                 ===========     ======

------------
(+) Percentages indicated are based on Portfolio net assets.
 *  Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $29,432,575)..........   $ 36,684,880
Cash denominated in foreign currencies
  (identified cost $1,004,718)...........      1,009,138
Cash.....................................        191,695
Receivables:
  Investment securities sold.............        153,566
  Dividends and interest.................        116,683
  Fund shares sold.......................         20,487
  Administrator..........................          2,467
Unrealized appreciation on forward
  foreign currency contracts.............         50,540
                                            ------------
        Total assets.....................     38,229,456
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         18,568
  Custodian..............................         15,816
  Shareholder communication..............          7,741
  Fund shares redeemed...................          6,098
  Directors..............................             14
Accrued expenses.........................         35,836
Unrealized depreciation on forward
  foreign currency contracts.............        139,200
                                            ------------
        Total liabilities................        223,273
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 38,006,183
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     30,652
Additional paid-in capital...............     32,005,945
Accumulated distribution in excess of net
  investment income......................       (180,241)
Accumulated net realized loss on
  investments............................     (1,019,167)
Net unrealized appreciation on
  investments............................      7,252,305
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies and
  forward foreign currency contracts.....        (83,311)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 38,006,183
                                            ============
Shares of capital stock outstanding......      3,065,178
                                            ============
Net asset value per share outstanding....   $      12.40
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    573,725
  Interest...............................        151,671
                                            ------------
        Total income.....................        725,396
                                            ------------
Expenses:
  Advisory...............................        207,680
  Administration.........................         69,227
  Professional...........................         40,375
  Custodian..............................         38,062
  Shareholder communication..............         20,852
  Portfolio pricing......................         20,272
  Directors..............................          1,971
  Miscellaneous..........................          6,201
                                            ------------
        Total expenses before
          reimbursement..................        404,640
Expense reimbursement from
  Administrator..........................        (68,891)
                                            ------------
        Net expenses.....................        335,749
                                            ------------
Net investment income....................        389,647
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................        364,490
  Option transactions....................        (35,720)
  Foreign currency transactions..........         20,112
                                            ------------
Net realized gain on investments and
  foreign currency transactions..........        348,882
                                            ------------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions..................      6,418,225
  Translation of other assets and
    liabilities in foreign currencies and
    forward foreign currency contracts...       (175,712)
                                            ------------
Net unrealized gain on investments and
  foreign currency transactions..........      6,242,513
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................      6,591,395
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,981,042
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $79,054.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   389,647    $    399,616
  Net realized gain (loss) on investments...................      364,490        (849,274)
  Net realized loss on option transactions..................      (35,720)             --
  Net realized gain on foreign currency transactions........       20,112       2,485,547
  Net change in unrealized appreciation on investments......    6,418,225         370,622
  Net change in unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies and forward foreign currency contracts.......     (175,712)     (1,103,190)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    6,981,042       1,303,321
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................     (698,611)     (2,375,801)
  In excess of net investment income........................     (180,241)             --
                                                              ------------   ------------
    Total dividends to shareholders.........................     (878,852)     (2,375,801)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   13,924,150      10,523,926
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................      878,852       2,375,801
                                                              ------------   ------------
                                                               14,803,002      12,899,727
  Cost of shares redeemed...................................  (13,171,173)    (16,064,303)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................    1,631,829      (3,164,576)
                                                              ------------   ------------
Net increase (decrease) in net assets.......................    7,734,019      (4,237,056)
NET ASSETS:
Beginning of year...........................................   30,272,164      34,509,220
                                                              ------------   ------------
End of year.................................................  $38,006,183    $ 30,272,164
                                                              ============   ============
Accumulated undistributed net investment income (excess
  distribution) at end of year..............................  $  (180,241)   $     14,716
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           MAY 1,
                                                                                                          1995 (a)
                                                                                                          THROUGH
                                                                     YEAR ENDED DECEMBER 31             DECEMBER 31,
                                                               1998           1997           1996           1995
                                                           ------------------------------------------------------
Net asset value at beginning of period...................  $      10.31   $      10.65   $      10.20   $      10.00
                                                           ------------   ------------   ------------   ------------
Net investment income....................................          0.23           1.06           0.44           0.64
Net realized and unrealized gain on investments..........          2.20           0.27           0.06           0.01
Net realized and unrealized gain (loss) on foreign
  currency transactions..................................         (0.05)         (0.78)          0.56           0.05
                                                           ------------   ------------   ------------   ------------
Total from investment operations.........................          2.38           0.55           1.06           0.70
                                                           ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income.............................         (0.23)         (0.89)         (0.60)         (0.06)
  From net realized gain on investments and foreign
    currency transactions................................            --             --          (0.01)         (0.44)
  In excess of net investment income.....................         (0.06)            --             --             --
                                                           ------------   ------------   ------------   ------------
Total dividends and distributions........................         (0.29)         (0.89)         (0.61)         (0.50)
                                                           ------------   ------------   ------------   ------------
Net asset value at end of period.........................  $      12.40   $      10.31   $      10.65   $      10.20
                                                           ============   ============   ============   ============
Total investment return..................................         23.11%          5.17%         10.54%          6.96%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income..................................          1.13%          1.25%          1.01%          1.07%(+)
  Net expenses...........................................          0.97%          0.97%          0.97%          0.97%(+)
  Expenses (before reimbursement)........................          1.17%          1.25%          1.51%          2.51%(+)
Portfolio turnover rate..................................            57%            61%            16%            14%
Net assets at end of period (in 000's)...................  $     38,006   $     30,272   $     34,509   $     14,631

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(+)  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

LONG-TERM BONDS (32.9%)(+)
ASSET-BACKED SECURITIES (3.5%)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AIRPLANE LEASES (1.1%)
AerCo Ltd.
 Series 1A Class A1
 5.7255%, due 7/15/23 (c)(f).....  $ 1,245,000   $  1,236,198
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 6.9125%, due 6/15/06 (e)(f).....    1,077,556      1,076,544
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19 (e)..........    2,812,887      2,970,409
Morgan Stanley Aircraft Finance
 Series 1A Class A1
 5.7455%, due 3/15/23 (c)(f).....    1,770,000      1,760,088
                                                 ------------
                                                    7,043,239
                                                 ------------
AUTO LEASES (0.7%)
Premier Auto Trust
 Series 1998-4 Class A3
 5.69%, due 6/8/02 (e)...........    2,275,000      2,287,103
Toyota Auto Lease Trust
 Series 1998-B Class A1
 5.35%, due 7/25/02 (e)..........    2,210,000      2,208,652
                                                 ------------
                                                    4,495,755
                                                 ------------
CONSUMER LOANS (0.5%)
Green Tree Recreational Equipment
 & Consumer Trust
 Series 1997-C Class A1
 6.49%, due 2/15/18 (e)..........    3,020,336      3,049,633
                                                 ------------
CREDIT CARD
 RECEIVABLES (0.3%)
Chase Credit Card Master Trust
 Series 1997-2 Class A
 6.30%, due 4/15/03 (e)..........    1,635,000      1,660,522
                                                 ------------
EQUIPMENT LOANS (0.1%)
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (e).........      680,000        675,342
                                                 ------------
TRANSPORTATION (0.3%)
Federal Express Corp.
 Pass-Through Certificate
 Series 98-1A Class A
 6.72%, due 1/15/22..............    1,855,000      1,918,348
                                                 ------------
UTILITY LOANS (0.5%)
Comed Transitional Funding Trust
 Series 1998-1 Class A7
 5.74%, due 12/25/10 (e).........    3,535,000      3,533,904
                                                 ------------
Total Asset-Backed Securities
 (Cost $22,292,512)..............                  22,376,743
                                                 ------------

CORPORATE BONDS (5.9%)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AEROSPACE (0.1%)
Newport News Shipbuilding Inc.
 8.625%, due 12/1/06.............  $   295,000   $    311,594
Wyman-Gordon Co.
 8.00%, due 12/15/07.............      310,000        307,675
                                                 ------------
                                                      619,269
                                                 ------------
BANKS (0.3%)
Bank One Corp.
 7.60%, due 5/1/07...............      610,000        684,578
Capital One Bank
 Series BKNT
 6.375%, due 2/15/03.............    1,440,000      1,421,784
Tokai Preferred Capital
 Company L.L.C.
 Series A
 9.98%, due 12/29/49
 11.0914%, beginning 6/30/08
 (c).............................      205,000        176,300
                                                 ------------
                                                    2,282,662
                                                 ------------
CASINOS (0.1%)
Harrahs Operating Co. Inc.
 7.875%, due 12/15/05............      175,000        176,939
Players International Inc.
 10.875%, due 4/15/05............      275,000        294,938
                                                 ------------
                                                      471,877
                                                 ------------
CHEMICALS (0.1%)
Agriculture Minerals & Chemicals
 10.75%, due 9/30/03.............      100,000        101,500
ISP Holdings, Inc.
 Series B
 9.00%, due 10/15/03.............      160,000        168,400
Terra Industries Inc.
 Series B
 10.50%, due 6/15/05.............      150,000        154,500
                                                 ------------
                                                      424,400
                                                 ------------
CONSUMER SERVICES (0.3%)
Cendant Corp.
 7.75%, due 12/1/03..............    1,835,000      1,866,819
                                                 ------------
DRUGS (0.0%) (b)
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c).........      315,000        318,150
                                                 ------------
ELECTRIC UTILITIES (0.6%)
CMS Energy Corp.
 7.00%, due 1/15/05..............      325,000        316,875
ESI Tractebel Acquisition Corp.
 7.99%, due 12/30/11.............      300,000        298,500
Niagara Mohawk Power Corp.
 Series B
 7.00%, due 10/1/00..............    2,340,000      2,363,540

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
ELECTRIC UTILITIES (Continued)
Public Service Electric & Gas Co.
 Series UU
 6.75%, due 3/1/06...............  $ 1,125,000   $  1,207,125
                                                 ------------
                                                    4,186,040
                                                 ------------
FINANCE (0.1%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06..............      350,000        343,000
                                                 ------------
FINANCIAL SERVICES (0.5%)
Equitable Companies, Inc. (The)
 7.00%, due 4/1/28...............    1,145,000      1,197,716
Household Finance Corp.
 6.50%, due 11/15/08.............      830,000        863,200
Sears Roebuck Acceptance Corp.
 Medium-Term Note
 Series IV
 6.36%, due 12/4/01..............    1,165,000      1,189,348
                                                 ------------
                                                    3,250,264
                                                 ------------
FOOD, BEVERAGE &
 TOBACCO (0.5%)
Coca-Cola Enterprises Inc.
 6.95%, due 11/15/26.............      680,000        729,184
Philip Morris Cos. Inc.
 6.15%, due 3/15/00 (h)..........    2,435,000      2,453,896
Standard Commercial Corp.
 8.875%, due 8/1/05..............      210,000        201,600
                                                 ------------
                                                    3,384,680
                                                 ------------
HEALTH CARE (0.1%)
Columbia/HCA Healthcare
 7.50%, due 11/15/95.............      380,000        330,771
Health Care Properties Investors
 Inc.
 6.875%, due 6/8/05 (i)..........      170,000        160,119
Quorum Health Group, Inc.
 8.75%, due 11/1/05..............      135,000        128,925
                                                 ------------
                                                      619,815
                                                 ------------
HOSPITAL MANAGEMENT SERVICES
 (0.1%)
Tenet HealthCare Corp.
 8.125%, due 12/1/08 (c).........      375,000        384,375
                                                 ------------
HOUSING (0.1%)
Greystone Homes, Inc.
 10.75%, due 3/1/04..............      310,000        327,050
                                                 ------------
INDUSTRIAL (0.0%) (b)
Price Communications Wire Inc.
 9.125%, due 12/15/06 (c)........      285,000        287,850
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------

INSURANCE (0.3%)
Conseco, Inc.
 6.40%, due 6/15/01 (i)..........  $ 1,750,000   $  1,690,745
                                                 ------------
MEDIA & ENTERTAINMENT (0.5%)
CSC Holdings, Inc.
 7.625%, due 7/15/18.............      200,000        196,120
Disney (Walt) Co. (The)
 Medium-Term Note
 5.62%, due 12/1/08..............    1,335,000      1,331,916
Time Warner Inc.
 8.375%, due 7/1/13..............    1,370,000      1,644,781
                                                 ------------
                                                    3,172,817
                                                 ------------
MINING (0.0%) (b)
Great Central Mines, Ltd.
 8.875%, due 4/1/08 (l)..........       80,000         80,000
                                                 ------------
OIL SERVICES (0.0%) (b)
R & B Falcon Corp.
 9.50%, due 12/15/08 (c).........      275,000        275,000
                                                 ------------
PAPER & FOREST
 PRODUCTS (0.1%)
Georgia-Pacific Corp.
 7.25%, due 6/1/28...............      505,000        511,742
Pope & Talbot Inc.
 8.375%, due 6/1/13..............      475,000        451,250
                                                 ------------
                                                      962,992
                                                 ------------
PUBLISHING (0.0%) (b)
World Color Press Inc.
 8.375%, due 11/15/08 (c)........      280,000        280,000
                                                 ------------
REAL ESTATE (0.4%)
Crescent Real Estate Equities Co.
 7.50%, due 9/15/07..............      460,000        427,800
EOP Operating LP
 6.50%, due 6/15/04..............    2,230,000      2,188,908
 6.763%, due 6/15/07.............      175,000        172,485
Highwoods Realty LP
 8.00%, due 12/1/03..............      160,000        161,200
                                                 ------------
                                                    2,950,393
                                                 ------------
RETAIL (0.9%)
Albertson's, Inc.
 Medium-Term Note
 Series C
 6.625%, due 6/1/28..............    3,045,000      3,130,899
Dayton Hudson Corp.
 5.875%, due 11/1/08.............      695,000        705,550

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

CORPORATE BONDS (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
RETAIL (Continued)
K Mart Corp.
 8.25%, due 1/1/22...............  $   190,000   $    195,564
 8.375%, due 7/1/22..............      180,000        185,160
Wal-Mart Stores, Inc.
 5.65%, due 2/1/00 (h)...........    1,310,000      1,315,869
                                                 ------------
                                                    5,533,042
                                                 ------------
SPECIALIZED SERVICES (0.2%)
WPP Finance USA Corp.
 6.625%, due 7/15/05.............      970,000        965,169
                                                 ------------
STEEL, ALUMINUM & OTHER METALS
 (0.1%)
Carpenter Technology Corp.
 Medium-Term Note
 Series B
 6.275%, due 4/7/03..............      635,000        638,092
                                                 ------------
TELECOMMUNICATION SERVICES (0.3%)
MCI WorldCom Inc.
 6.125%, due 8/15/01.............      685,000        696,385
Sprint Capital Corp.
 6.125%, due 11/15/08............    1,335,000      1,364,103
                                                 ------------
                                                    2,060,488
                                                 ------------
TEXTILE & APPAREL (0.2%)
Tommy Hilfiger USA, Inc.
 6.50%, due 6/1/03...............    1,480,000      1,460,435
                                                 ------------
Total Corporate Bonds
 (Cost $38,507,437)..............                  38,835,424
                                                 ------------
MORTGAGE-BACKED SECURITIES (1.8%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.7%)
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1B
 6.24%, due 11/12/31 (e).........    1,230,000      1,253,837
LB Commercial Conduit
 Mortgage Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/08 (e).........    1,860,000      1,890,802
Merrill Lynch Mortgage Investors,
 Inc.
 Series 1995-C2 Class A1
 7.2778%, due 6/15/21 (e)(f).....    1,173,726      1,194,830
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30 (e).........    1,491,556      1,505,770
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31 (e)........    1,450,000      1,477,419

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE
  OBLIGATIONS) (Continued)
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 11/20/07 (e)........  $   671,477   $    676,513
SASCO Floating Rate Commercial
 Mortgage Trust
 Series 1998-C3A Class A1A
 6.1744%, due 6/25/15 (c)(f).....    2,874,931      2,874,931
                                                 ------------
                                                   10,874,102
                                                 ------------
RESIDENTIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATION) (0.1%)
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26 (e)..........      440,016        440,614
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $11,276,690 ).............                  11,314,716
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (19.9%)
FEDERAL AGENCY (COLLATERALIZED
 MORTGAGE OBLIGATION) (0.2%)
Fannie Mae
 Series 1998-M1 Class A1
 5.96%, due 5/25/07 (e)..........      924,973        932,779
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (0.6%)
 5.75%, due 4/15/03 (e)(g).......    3,770,000      3,870,018
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (5.8%)
 6.50%, due 5/1/03-10/1/28.......   26,423,361     26,625,343
 6.50%, due 2/11/29 TBA (d)......    5,650,000      5,681,810
 7.00%, due 11/1/12-12/1/12......    5,008,831      5,116,821
                                                 ------------
                                                   37,423,974
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (4.0%)
 7.00%, due 7/15/25-9/15/28......   15,630,221     15,991,749
 7.50%, due 12/15/23-11/15/28
   (e)...........................    5,918,968      6,101,155
 8.00%, due 11/15/28.............    3,585,444      3,723,269
                                                 ------------
                                                   25,816,173
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)

                                      PRINCIPAL
                                       AMOUNT         VALUE
                                     ----------------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITY) (0.8%)
 7.50%, due 1/21/29 TBA (d)........  $ 5,070,000   $  5,225,294
UNITED STATES TREASURY BONDS (2.7%)
 6.125%, due 11/15/27 (g)..........    4,385,000      4,908,437
 6.375%, due 8/15/27 (g)...........    7,580,000      8,712,225
 7.625%, due 2/15/25 (g)...........      480,000        631,051
 8.875%, due 8/15/17 (g)...........    2,420,000      3,408,788
                                                   ------------
                                                     17,660,501
                                                   ------------
UNITED STATES TREASURY NOTES (5.8%)
 5.25%, due 8/15/03................    1,020,000      1,045,979
 5.375%, due 6/30/03 (g)...........    6,260,000      6,441,916
 5.625%, due 11/30/00 (g)..........   14,545,000     14,804,046
 6.25%, due 2/28/02................    3,905,000      4,081,350
 6.375%, due 3/31/01...............    1,535,000      1,591,120
 6.875%, due 5/15/06...............      855,000        966,680
 7.875%, due 11/15/99-11/15/04
   (g).............................    7,541,000      8,228,488
                                                   ------------
                                                     37,159,579
                                                   ------------
Total U.S. Government & Federal
 Agencies
 (Cost $128,042,363)...............                 128,088,318
                                                   ------------
YANKEE BONDS (1.8%)
CABLE (0.1%)
Le Groupe Videotron Ltee
 10.625%, due 2/15/05..............      190,000        205,438
Rogers Cablesystem Ltd.
 10.125%, due 9/1/12...............       90,000         99,000
                                                   ------------
                                                        304,438
                                                   ------------
ELECTRIC UTILITIES (0.2%)
United Utilities, PLC
 6.45%, due 4/1/08.................    1,475,000      1,518,203
                                                   ------------
FINANCE (0.3%)
Fairfax Financial Holdings Ltd.
 6.875%, due 4/15/08...............    1,775,000      1,752,670
                                                   ------------
INDUSTRIAL (0.0%) (b)
Stena Line AB
 10.50%, due 12/15/05..............      280,000        289,100
                                                   ------------
MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07...............      360,000        370,800
                                                   ------------

                                      PRINCIPAL
                                       AMOUNT         VALUE
                                     ----------------------

MINING (0.0%) (b)
Glencore Nickel Property Ltd.
 9.00%, due 12/1/14................  $   200,000   $    162,000
                                                   ------------
MULTI-INDUSTRIAL (0.4%)
Tyco International Group S.A.
 7.00%, due 6/15/28................    2,325,000      2,404,841
                                                   ------------
OIL SERVICES (0.3%)
Petroleum Geo-Services ASA
 7.125%, due 3/30/28...............    2,275,000      2,148,510
                                                   ------------
TRANSPORTATION (0.4%)
Cenargo International PLC
 9.75%, due 6/15/08 (c)............      340,000        326,825
Ford Capital Co. B.V.
 9.50%, due 6/1/10.................    1,735,000      2,231,123
                                                   ------------
                                                      2,557,948
                                                   ------------
Total Yankee Bonds
 (Cost $11,520,377)................                  11,508,510
                                                   ------------
Total Long-Term Bonds
 (Cost $211,639,379)...............                 212,123,711
                                                   ------------

COMMON STOCKS (64.9%)

                                       SHARES
                                     -----------
BANKS (1.2%)
SouthTrust Corp....................       54,800      2,024,175
Wells Fargo & Co...................      137,600      5,495,400
                                                   ------------
                                                      7,519,575
                                                   ------------
COMPUTERS & OFFICE
 EQUIPMENT (4.9%)
EMC Corp. (a)(g)...................      159,100     13,523,500
HBO & Co...........................      208,700      5,987,081
Sun Microsystems, Inc. (a).........      145,000     12,415,625
                                                   ------------
                                                     31,926,206
                                                   ------------
CONSUMER DURABLES (1.2%)
Harley-Davidson, Inc...............      169,000      8,006,375
                                                   ------------
CONSUMER SERVICES (1.5%)
Cendant Corp. (a)..................      305,203      5,817,932
Service Corp. International........      110,000      4,186,875
                                                   ------------
                                                     10,004,807
                                                   ------------
COSMETICS (1.1%)
Colgate-Palmolive Co. .............       77,500      7,197,812
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)

                                       SHARES         VALUE
                                     ----------------------
DRUGS (7.3%)
Elan Corp. PLC ADR (a)(g)(j).......       89,800   $  6,246,713
Lilly (Eli) & Co. .................      145,000     12,886,875
Merck & Co., Inc. .................       39,500      5,833,656
Monsanto Co. ......................       87,100      4,137,250
Pfizer, Inc. ......................       46,700      5,857,931
Schering-Plough Corp. .............      217,200     12,000,300
                                                   ------------
                                                     46,962,725
                                                   ------------
FINANCIAL SERVICES (7.5%)
Associates First Capital Corp.
 Class A...........................      223,800      9,483,525
CIT Group, Inc. (The)
 Class A...........................       61,000      1,940,562
Citigroup Inc. (g).................      112,400      5,563,800
Equifax Inc........................      107,700      3,681,994
Fannie Mae.........................       66,300      4,906,200
Freddie Mac........................       61,300      3,950,019
Providian Financial Corp...........      100,650      7,548,750
SunAmerica Inc. (g)................      136,850     11,101,956
                                                   ------------
                                                     48,176,806
                                                   ------------
HEALTH CARE (2.5%)
Cardinal Health, Inc. (a)(g).......      105,550      8,008,606
HEALTHSOUTH Corp. (a)(g)...........      220,300      3,400,881
IMS Health Inc.....................       59,700      4,503,619
                                                   ------------
                                                     15,913,106
                                                   ------------
INDUSTRIAL (0.7%)
Illinois Tool Works Inc............       67,500      4,260,938
                                                   ------------
INSURANCE (1.7%)
American International Group, Inc.
 (g)...............................       74,437      7,192,475
Conseco, Inc. (g)..................      119,800      3,661,388
                                                   ------------
                                                     10,853,863
                                                   ------------
MEDIA (2.1%)
Chancellor Media Corp. (a)(g)......      104,000      4,979,000
Clear Channel Communications,
 Inc. (a)..........................       88,300      4,812,350
Young & Rubicam Inc. (a)...........      125,500      4,063,063
                                                   ------------
                                                     13,854,413
                                                   ------------
MEDICAL EQUIPMENT (5.1%)
Guidant Corp. (a)..................      105,000     11,576,250
Johnson & Johnson..................      108,752      9,121,574
Medtronic, Inc.....................      160,200     11,894,850
                                                   ------------
                                                     32,592,674
                                                   ------------
MULTI-INDUSTRIAL (2.3%)
Tyco International Ltd.............      195,900     14,778,206
                                                   ------------

                                     SHARES         VALUE
                                   -----------------------

POLLUTION & RELATED (0.9%)
USA Waste Services, Inc. (a).....      117,500   $  5,478,438
                                                 ------------
RECREATION & ENTERTAINMENT (0.3%)
Fox Entertainment Group, Inc.
 Class A.........................       73,500      1,851,281
                                                 ------------
RETAIL (11.5%)
Bed Bath & Beyond, Inc. (a)......      155,800      5,316,675
CVS Corp.........................      154,000      8,470,000
Dollar General Corp. (g).........      174,859      4,131,038
Fred Meyer, Inc. (a).............      105,200      6,338,300
Home Depot, Inc. (The) (g).......      184,800     11,307,450
Kohl's Corp. (a)(g)..............      142,800      8,773,275
Kroger Co. (The) (a).............      126,300      7,641,150
Safeway, Inc. (a)................      199,600     12,163,125
Staples, Inc. (a)................      224,900      9,825,319
                                                 ------------
                                                   73,966,332
                                                 ------------
SOFTWARE (5.3%)
Computer Associates
 International, Inc. ............       78,325      3,338,603
Compuware Corp. (a)..............      156,200     12,203,125
Microsoft Corp. (a)..............       78,200     10,845,362
Oracle Corp. (a).................      183,037      7,893,471
                                                 ------------
                                                   34,280,561
                                                 ------------
TECHNOLOGY (3.5%)
Cisco Systems, Inc. (a)..........      152,925     14,193,351
Intel Corp.......................       69,100      8,192,669
                                                 ------------
                                                   22,386,020
                                                 ------------
TELECOMMUNICATION EQUIPMENT
 (2.3%)
Lucent Technologies Inc..........      137,400     15,114,000
                                                 ------------
TELECOMMUNICATION SERVICES (2.0%)
MCI WorldCom, Inc. (a)...........      180,432     12,945,996
                                                 ------------
Total Common Stocks
 (Cost $219,019,314).............                 418,070,134
                                                 ------------
PREFERRED STOCKS (0.1%)
CELLULAR TELEPHONE (0.0%) (b)
Centaur Funding Corp.
 Series B
 9.08%, 4/21/20 (c)..............      110,000        114,400
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

                                     SHARES         VALUE
                                   -----------------------
MEDIA &
 ENTERTAINMENT (0.0%) (b)
Time Warner Capital I
 8.875%, 12/31/25................        7,700   $    199,718
                                                 ------------
PAPER & FOREST
 PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(k)(m)........       15,000        242,310
                                                 ------------
Total Preferred Stocks
 (Cost $558,227).................                     556,428
                                                 ------------

SHORT-TERM
INVESTMENTS (4.1%)

                                    PRINCIPAL
                                     AMOUNT
                                   ------------
COMMERCIAL PAPER (4.1%)
Associates Corp. of North America
 5.08%, due 1/4/99...............  $19,240,000     19,231,854
General Electric Capital Corp.
 5.60%, due 1/11/99..............    7,000,000      6,989,098
                                                 ------------
Total Short-Term Investments
 (Cost $26,220,952)..............                  26,220,952
                                                 ------------
Total Investments
 (Cost $457,437,872) (n).........        102.0%   656,971,225(o)
Liabilities in Excess of Cash and
 Other Assets....................         (2.0)   (12,609,940)
                                   -----------   ------------
Net Assets.......................        100.0%  $644,361,285
                                   ===========   ============

------------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e)  Segregated as collateral for TBA.
(f) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(g) Represent securities out on loan or a portion which is out on loan.
(h) Put Bonds--may be redeemed prior to maturity for full face value.
(i)  MOPPRS--(Mandatory Par Put Remarketed
     Securities) -- Subject to mandatory tender on remarketing dates.
(j)  ADR--American Depository Receipt.
(k)  Restricted security.
(l)  Euro-Dollar bond.
(m)  Canadian security.
(n) The cost for Federal income tax purposes is $457,918,903.
(o) At December 31, 1998 net unrealized appreciation was $199,052,322, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $199,808,182 and aggregate gross unrealized de-preciation for all investments on which there was an excess of cost over market value of $755,860.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $457,437,872).........   $656,971,225
Collateral held for securities loaned, at
  value..................................     78,007,662
Receivables:
  Investment securities sold.............      2,406,428
  Dividends and interest.................      1,920,244
  Fund shares sold.......................        297,021
                                            ------------
        Total assets.....................    739,602,580
                                            ------------
LIABILITIES:
Securities lending collateral, at
  value..................................     78,007,662
Payables:
  Investment securities purchased........     16,672,729
  Adviser................................        166,834
  Custodian..............................        144,506
  Administrator..........................        104,271
  Fund shares redeemed...................         33,099
  Directors..............................            221
Accrued expenses.........................        111,973
                                            ------------
        Total liabilities................     95,241,295
                                            ------------
Net assets applicable to outstanding
  shares.................................   $644,361,285
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    322,352
Additional paid-in capital...............    443,422,078
Accumulated undistributed net investment
  income.................................         21,516
Accumulated undistributed net realized
  gain on investments....................      1,061,986
Net unrealized appreciation on
  investments............................    199,533,353
                                            ------------
Net assets applicable to outstanding
  shares.................................   $644,361,285
                                            ============
Shares of capital stock outstanding......     32,235,243
                                            ============
Net asset value per share outstanding....   $      19.99
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest...............................   $ 13,170,299
  Dividends (a)..........................      1,590,532
                                            ------------
        Total income.....................     14,760,831
                                            ------------
Expenses:
  Advisory...............................      1,691,827
  Administration.........................      1,057,391
  Shareholder communication..............        202,802
  Professional...........................         69,134
  Custodian..............................         66,944
  Directors..............................         30,090
  Miscellaneous..........................         30,519
                                            ------------
        Total expenses...................      3,148,707
                                            ------------
Net investment income....................     11,612,124
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     15,978,852
Net change in unrealized appreciation on
  investments............................    103,139,834
                                            ------------
Net realized and unrealized gain on
  investments............................    119,118,686
                                            ------------
Net increase in net assets resulting from
  operations.............................   $130,730,810
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $2,762.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998           1997
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 11,612,124   $  9,613,404
  Net realized gain on investments..........................    15,978,852     13,159,109
  Net change in unrealized appreciation on investments......   103,139,834     40,611,907
                                                              ------------   ------------
  Net increase in net assets resulting from operations......   130,730,810     63,384,420
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................   (11,697,070)    (9,410,905)
  From net realized gain on investments.....................   (16,858,107)    (8,039,987)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (28,555,177)   (17,450,892)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    89,034,995     67,934,966
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    28,555,177     17,450,892
                                                              ------------   ------------
                                                               117,590,172     85,385,858
  Cost of shares redeemed...................................   (22,028,105)   (17,593,189)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    95,562,067     67,792,669
                                                              ------------   ------------
Net increase in net assets..................................   197,737,700    113,726,197
NET ASSETS:
Beginning of year...........................................   446,623,585    332,897,388
                                                              ------------   ------------
End of year.................................................  $644,361,285   $446,623,585
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $     21,516   $    115,108
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      YEAR ENDED DECEMBER 31
                                                1998              1997           1996           1995           1994
                                            ---------------------------------------------------------------------------
Net asset value at beginning of year......  $      16.47      $      14.56   $      13.26   $      10.58   $      11.32
                                            ------------      ------------   ------------   ------------   ------------
Net investment income.....................          0.38              0.37           0.30           0.31           0.27
Net realized and unrealized gain (loss) on
  investments.............................          4.07              2.21           1.30           2.69          (0.72)
                                            ------------      ------------   ------------   ------------   ------------
Total from investment operations..........          4.45              2.58           1.60           3.00          (0.45)
                                            ------------      ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income..............         (0.38)            (0.36)         (0.30)         (0.32)         (0.29)
  From net realized gain
    on investments........................         (0.55)            (0.31)            --             --             --
                                            ------------      ------------   ------------   ------------   ------------
Total dividends and distributions.........         (0.93)            (0.67)         (0.30)         (0.32)         (0.29)
                                            ------------      ------------   ------------   ------------   ------------
Net asset value at end of year............  $      19.99      $      16.47   $      14.56   $      13.26   $      10.58
                                            ============      ============   ============   ============   ============
Total investment return...................         27.13%            17.79%         12.08%         28.33%         (3.99%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................          2.20%             2.46%          2.52%          3.06%          3.50%
  Net expenses............................          0.60%             0.60%          0.69%          0.69%          0.69%
  Expenses (before reimbursement).........          0.60%             0.60%          0.71%          0.81%          0.88%
Portfolio turnover rate...................           158%              125%           175%           253%           297%
Net assets at end of year (in 000's)......  $    644,361      $    446,624   $    332,897   $    194,893   $    122,333

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

COMMON STOCKS (97.2%)(+)


                                      SHARES        VALUE
                                    ----------------------
AEROSPACE/DEFENSE (1.3%)
Northrop Grumman Corp. ...........     56,600    $  4,138,875
                                                 ------------
AIRLINES (1.1%)
Northwest Airlines Corp. Class A
 (a)..............................    132,600       3,389,587
                                                 ------------
ALUMINUM (1.6%)
Reynolds Metals Co. ..............     99,200       5,226,600
                                                 ------------
AUTO PARTS & EQUIPMENT (2.8%)
LucasVarity PLC ADR (b)...........    119,600       4,006,600
Mark IV Industries, Inc. .........    377,020       4,901,260
                                                 ------------
                                                    8,907,860
                                                 ------------
BANKS (7.4%)
Bank One Corp. ...................    134,430       6,864,332
BankAmerica Corp. ................     92,534       5,563,607
Washington Federal, Inc. .........     95,100       2,537,981
Washington Mutual, Inc. ..........    227,800       8,699,112
                                                 ------------
                                                   23,665,032
                                                 ------------
BEVERAGES--ALCOHOLIC (1.9%)
Anheuser-Busch Cos., Inc. ........     92,000       6,037,500
                                                 ------------
BUILDING MATERIALS (1.0%)
Sherwin-Williams Co. (The)........    112,200       3,295,875
                                                 ------------
CHEMICALS (3.0%)
Agrium Inc. ......................    168,100       1,460,369
Geon Co. (The)....................     49,600       1,140,800
Georgia Gulf Corp. ...............    170,150       2,733,034
IMC Global Inc. ..................    200,700       4,289,963
                                                 ------------
                                                    9,624,166
                                                 ------------
COMPUTERS--NETWORKING (2.0%)
Adaptec Inc. (a)..................    364,200       6,396,262
                                                 ------------
CONSUMER FINANCE (0.6%)
Countrywide Credit Industries,
 Inc. ............................     34,900       1,751,544
                                                 ------------
CONTAINERS--METAL & GLASS (1.1%)
Owens-Illinois Inc. (a)...........    118,400       3,626,000
                                                 ------------
ELECTRIC POWER COMPANIES (6.6%)
Energy East Corp. ................     63,300       3,576,450
Illinova Corp. ...................    133,600       3,340,000
Niagara Mohawk Power Corp. (a)....    239,600       3,863,550
OGE Energy Corp. .................     62,900       1,820,169
Texas Utilities Co. ..............    179,400       8,375,737
                                                 ------------
                                                   20,975,906
                                                 ------------

                                      SHARES        VALUE
                                    ----------------------

ELECTRONICS (0.5%)
Raychem Corp. ....................     49,500    $  1,599,469
                                                 ------------
FINANCIAL--
 MISCELLANEOUS (5.7%)
Citigroup Inc. ...................    153,849       7,615,525
Equitable Cos., Inc. (The)........    106,100       6,140,538
SLM Holding Corp. ................     94,300       4,526,400
                                                 ------------
                                                   18,282,463
                                                 ------------
HEALTH CARE (5.4%)
Aetna Inc. .......................     56,100       4,410,863
Columbia/HCA Healthcare Corp. ....    137,300       3,398,175
Tenet Healthcare Corp. (a)........    135,000       3,543,750
United Healthcare Corp. ..........    140,000       6,028,750
                                                 ------------
                                                   17,381,538
                                                 ------------
HEAVY DUTY TRUCKS & PARTS (1.2%)
Dana Corp. .......................     92,279       3,771,904
                                                 ------------
HOTEL/MOTEL (1.6%)
Harrah's Entertainment, Inc.
 (a)..............................    329,100       5,162,756
                                                 ------------
INSURANCE (10.6%)
Allstate Corp. (The)..............    197,700       7,636,162
Chubb Corp. ......................     80,000       5,190,000
CIGNA Corp. ......................     90,000       6,958,125
Conseco, Inc. ....................    203,500       6,219,469
MGIC Investment Corp. ............    119,700       4,765,556
Transamerica Corp. ...............     26,300       3,037,650
                                                 ------------
                                                   33,806,962
                                                 ------------
LEISURE TIME (0.2%)
Callaway Golf Co. ................     72,700         745,175
                                                 ------------
MACHINERY--
 DIVERSIFIED (1.8%)
American Standard Cos. Inc. (a)...    163,000       5,857,813
                                                 ------------
METALS--MINING (0.4%)
Phelps Dodge Corp. ...............     27,400       1,393,975
                                                 ------------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (4.3%)
Coastal Corp. (The)...............    128,800       4,499,950
Consolidated Natural Gas Co. .....     57,000       3,078,000
Keyspan Energy....................     81,312       2,520,672
Williams Cos. Inc. ...............    114,219       3,562,205
                                                 ------------
                                                   13,660,827
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                    ----------------------
OIL & GAS SERVICES (11.8%)
Apache Corp. .....................    151,800    $  3,842,437
Noble Affiliates, Inc. ...........    148,100       3,646,963
Occidental Petroleum Corp. .......     84,400       1,424,250
Oryx Energy Co. (a)...............    280,900       3,774,594
Santa Fe Energy Resources, Inc.
 (a)..............................    365,000       2,691,875
Seagull Energy Corp. (a)..........    424,170       2,677,573
Texaco Inc. ......................     51,500       2,723,063
Tosco Corp. ......................    198,500       5,136,187
Union Pacific Resources Group
 Inc. ............................    452,100       4,097,156
Unocal Corp. .....................    152,100       4,439,419
Valero Energy Corp. ..............    158,100       3,359,625
                                                 ------------
                                                   37,813,142
                                                 ------------
PAPER & FOREST
 PRODUCTS (1.1%)
Bowater Inc. .....................     81,200       3,364,725
                                                 ------------
POLLUTION CONTROL (1.7%)
Browning-Ferris Industries
 Inc. ............................    185,100       5,263,781
                                                 ------------
RAILROADS (0.9%)
CSX Corp. ........................     68,000       2,822,000
                                                 ------------
RETAIL (3.3%)
Federated Department Stores, Inc.
 (a)..............................    128,000       5,576,000
Penney (J.C.) Co., Inc. ..........     61,000       2,859,375
Venator Group, Inc. (a)...........    323,400       2,081,888
                                                 ------------
                                                   10,517,263
                                                 ------------
RETAIL STORES--
 SPECIALTY (1.9%)
Toys "R" Us, Inc. (a).............    367,600       6,203,250
                                                 ------------
STEEL (0.5%)
UCAR International Inc. (a).......     97,100       1,729,594
                                                 ------------
TELECOMMUNICATIONS--
 LONG DISTANCE (1.9%)
AT&T Corp. .......................     81,000       6,095,250
                                                 ------------
TELEPHONE (3.9%)
Nippon Telegraph & Telephone Corp.
 ADR (b)(c).......................    100,500       3,768,750
US West Inc. .....................    134,000       8,659,750
                                                 ------------
                                                   12,428,500
                                                 ------------

                                      SHARES        VALUE
                                    ----------------------

TEXTILES--APPAREL MANUFACTURERS
 (2.2%)
Jones Apparel Group, Inc. (a).....    177,900    $  3,924,919
Liz Claiborne, Inc. ..............     97,600       3,080,500
                                                 ------------
                                                    7,005,419
                                                 ------------
TEXTILES--HOME FURNISHINGS (1.3%)
Shaw Industries, Inc. ............    164,700       3,993,975
                                                 ------------
TOBACCO (4.6%)
Philip Morris Cos. Inc. ..........    188,800      10,100,800
RJR Nabisco Holdings Corp. .......    156,700       4,652,031
                                                 ------------
                                                   14,752,831
                                                 ------------
Total Common Stocks
 (Cost $320,706,402)..............                310,687,819
                                                 ------------


SHORT-TERM
INVESTMENT (2.0%)
                                    PRINCIPAL
                                      AMOUNT
                                    ----------
COMMERCIAL PAPER (2.0%)
Associates Corp. of North America
 5.08%, due 1/4/99................  $6,450,000      6,447,269
                                                 ------------
Total Short-Term Investment
 (Cost $6,447,269)................                  6,447,269
                                                 ------------
Total Investments
 (Cost $327,153,671) (d)..........       99.2%    317,135,088(e)
Cash and Other Assets,
 Less Liabilities.................        0.8       2,607,925
                                    ---------      ----------
Net Assets........................      100.0%   $319,743,013
                                    =========    ============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Segregated as collateral for forward foreign currency contract.
(d) The cost for Federal income tax purposes is $327,423,124.
(e) At December 31, 1998 net unrealized depreciation was $10,288,036, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $31,242,928 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $41,530,964.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $327,153,671).........   $317,135,088
Cash.....................................            657
Receivables:
  Investment securities sold.............      2,379,297
  Dividends..............................        659,572
  Fund shares sold.......................         35,584
                                            ------------
        Total assets.....................    320,210,198
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................        154,829
  Adviser................................         96,528
  Administrator..........................         53,626
  Shareholder communication..............         39,951
  Custodian..............................         12,000
  Directors..............................            129
Accrued expenses.........................         31,106
Unrealized depreciation on forward
  foreign currency contract..............         79,016
                                            ------------
        Total liabilities................        467,185
                                            ------------
Net assets applicable to outstanding
  shares.................................   $319,743,013
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    229,107
Additional paid-in capital...............    330,683,573
Accumulated distribution in excess of net
  realized gain on investments...........     (1,072,068)
Net unrealized depreciation on
  investments............................    (10,018,583)
Net unrealized depreciation on forward
  foreign currency contract..............        (79,016)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $319,743,013
                                            ============
Shares of capital stock outstanding......     22,910,678
                                            ============
Net asset value per share outstanding....   $      13.96
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  5,606,113
  Interest...............................      1,447,977
                                            ------------
        Total income.....................      7,054,090
                                            ------------
Expenses:
  Advisory...............................      1,127,376
  Administration.........................        626,320
  Shareholder communication..............        147,475
  Professional...........................         52,029
  Custodian..............................         35,859
  Directors..............................         18,003
  Miscellaneous..........................         23,410
                                            ------------
        Total expenses...................      2,030,472
                                            ------------
Net investment income....................      5,023,618
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain on investments.........     21,769,146
                                            ------------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions..................    (44,777,169)
  Forward foreign currency contracts.....        (79,016)
                                            ------------
Net unrealized loss on investments and
  foreign currency transactions..........    (44,856,185)
                                            ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions...........................    (23,087,039)
                                            ------------
Net decrease in net assets resulting from
  operations.............................   $(18,063,421)
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $29,823.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $ 5,023,618    $  3,314,456
  Net realized gain on investments..........................   21,769,146      13,030,231
  Net change in unrealized appreciation (depreciation) on
    investments.............................................  (44,777,169)     21,662,906
  Net unrealized depreciation on forward foreign currency
    contract................................................      (79,016)             --
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (18,063,421)     38,007,593
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................   (5,031,657)     (3,316,396)
  From net realized gain on investments.....................  (24,497,929)    (11,200,731)
  In excess of net realized gain on investments.............   (1,072,068)             --
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......  (30,601,654)    (14,517,127)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   90,387,964     114,898,296
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............   30,601,654      14,517,127
                                                              ------------   ------------
                                                              120,989,618     129,415,423
  Cost of shares redeemed...................................  (16,760,962)     (9,141,345)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................  104,228,656     120,274,078
                                                              ------------   ------------
Net increase in net assets..................................   55,563,581     143,764,544
NET ASSETS:
Beginning of year...........................................  264,179,432     120,414,888
                                                              ------------   ------------
End of year.................................................  $319,743,013   $264,179,432
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $        --    $        696
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          MAY 1,
                                                                                                         1995 (a)
                                                                                                         THROUGH
                                                                    YEAR ENDED DECEMBER 31             DECEMBER 31,
                                                              1998           1997           1996           1995
                                                          ---------------------------------------------------------
Net asset value at beginning of period..................  $      16.09   $      13.90   $      11.58   $      10.00
                                                          ------------   ------------   ------------   ------------
Net investment income...................................          0.24           0.21           0.17           0.10
Net realized and unrealized gain (loss) on
  investments...........................................         (0.90)          2.94           2.52           1.58
                                                          ------------   ------------   ------------   ------------
Total from investment operations........................         (0.66)          3.15           2.69           1.68
                                                          ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income............................         (0.24)         (0.21)         (0.17)         (0.10)
  From net realized gain on investments.................         (1.23)         (0.75)         (0.20)            --
                                                          ------------   ------------   ------------   ------------
Total dividends and distributions.......................         (1.47)         (0.96)         (0.37)         (0.10)
                                                          ------------   ------------   ------------   ------------
Net asset value at end of period........................  $      13.96   $      16.09   $      13.90   $      11.58
                                                          ============   ============   ============   ============
Total investment return.................................         (4.14%)        22.89%         23.22%         16.76%(b)

Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................          1.60%          1.78%          2.10%          2.57%(+)
  Net expenses..........................................          0.65%          0.65%          0.73%          0.73%(+)
  Expenses (before reimbursement).......................          0.65%          0.65%          0.79%          1.45%(+)
Portfolio turnover rate.................................            69%            48%            41%            20%
Net assets at end of period (in 000's)..................  $    319,743   $    264,179   $    120,415   $     24,429

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(+)  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

LONG-TERM BONDS (95.8%)+
CORPORATE BONDS (50.1%)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AUTO PARTS & EQUIPMENT (1.9%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000   $  5,206,250
                                                 ------------
BANKS (4.0%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000      4,270,000
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000      1,086,250
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000      5,675,000
                                                 ------------
                                                   11,031,250
                                                 ------------
CHEMICALS (1.1%)
Praxair, Inc.
 6.15%, due 4/15/03..............    3,000,000      2,996,250
                                                 ------------
CONGLOMERATES--DIVERSIFIED (0.7%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000      2,082,500
                                                 ------------
DIVERSIFIED UTILITIES (2.9%)
New Century Energies, Inc.
 6.00%, due 1/1/01...............    3,000,000      3,033,750
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01..............    5,000,000      5,068,750
                                                 ------------
                                                    8,102,500
                                                 ------------
DRUGS--GENERIC & OVER THE COUNTER
 (1.8%)
Merck & Co., Inc.
 5.95%, due 12/1/28..............    5,000,000      5,025,000
                                                 ------------
ELECTRIC UTILITIES (3.8%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17..............    5,000,000      5,287,500
Commonwealth Edison
 6.95%, due 7/15/18..............    5,000,000      5,256,250
                                                 ------------
                                                   10,543,750
                                                 ------------
ELECTRONICS/ELECTRIC (3.3%)
Raytheon Co.
 5.95%, due 3/15/01..............    5,000,000      5,031,250
 6.75%, due 3/15/18..............    4,000,000      4,105,000
                                                 ------------
                                                    9,136,250
                                                 ------------
FINANCE (11.5%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000      5,056,250
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000      6,015,000

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FINANCE (Continued)
Household Finance Corp.
 6.50%, due 11/15/08.............  $ 5,000,000   $  5,200,000
John Deere Capital Corp.
 5.35%, due 10/23/01.............    5,000,000      4,981,250
Mellon Financial Co.
 7.625%, due 11/15/99 (a)........    3,000,000      3,064,065
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      7,586,250
                                                 ------------
                                                   31,902,815
                                                 ------------
GAS UTILITIES (2.9%)
KN Energy, Inc.
 6.45%, due 3/1/03...............    5,000,000      5,006,250
Williams Companies, Inc.
 6.125%, due 2/1/01..............    3,000,000      3,003,750
                                                 ------------
                                                    8,010,000
                                                 ------------
OIL & GAS (1.6%)
Oryx Energy Co.
 9.50%, due 11/1/99 (a)..........    4,235,000      4,346,169
                                                 ------------
PAPER/PRODUCTS (1.7%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000      4,741,875
                                                 ------------
POLLUTION CONTROL (1.5%)
USA Waste Services, Inc.
 7.00%, due 10/1/04..............    4,000,000      4,195,000
                                                 ------------
RAILROADS (4.7%)
CSX Corp.
 7.05%, due 5/1/02...............    7,000,000      7,262,500
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    5,000,000      5,825,000
                                                 ------------
                                                   13,087,500
                                                 ------------
RETAIL STORES (1.8%)
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000      5,112,500
                                                 ------------
TELECOMMUNICATIONS (4.9%)
Sprint Capital Corp.
 6.875%, due 11/15/28............    8,000,000      8,360,000
Worldcom, Inc.
 6.40%, due 8/15/05..............    5,000,000      5,187,500
                                                 ------------
                                                   13,547,500
                                                 ------------
Total Corporate Bonds
 (Cost $134,974,420).............                 139,067,109
                                                 ------------

------------
(+) Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (42.0%)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL HOME LOAN BANK (1.8%)
 5.625%, due 3/19/01.............  $ 5,000,000   $  5,081,925
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.6%)
 5.91%, due 8/25/03..............    7,000,000      7,065,751
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (10.9%)
 6.00%, due 12/1/27..............    3,652,705      3,607,046
 6.50%, due 11/1/09..............    5,714,809      5,825,534
 6.50%, due 10/1/27..............    4,935,162      4,970,636
 7.00%, due 2/1/27...............    8,373,203      8,564,221
 8.00%, due 5/1/25...............    6,992,541      7,265,691
                                                 ------------
                                                   30,233,128
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITY) (1.0%)
 9.00%, due 4/15/26..............    2,647,940      2,827,504
                                                 ------------
UNITED STATES TREASURY BONDS
 (7.6%)
 5.50%, due 8/15/28..............    8,000,000      8,379,984
 6.125%, due 11/15/27............    7,000,000      7,835,590
 7.125%, due 2/15/23.............    4,000,000      4,921,388
                                                 ------------
                                                   21,136,962
                                                 ------------
UNITED STATES TREASURY NOTES
 (18.1%)
 5.50%, due 3/31/03..............   14,000,000     14,415,772
 6.125%, due 8/15/07.............    5,000,000      5,470,550
 6.25%, due 8/31/02..............   13,000,000     13,672,386
 6.50%, due 8/15/05..............   15,000,000     16,491,405
                                                 ------------
                                                   50,050,113
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $113,363,063).............                 116,395,383
                                                 ------------
YANKEE BONDS (3.7%)
COMMERCIAL PRINTING (1.9%)
Quebecor Printing Capital Corp.
 7.25%, due 1/15/07..............    5,000,000      5,268,750
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
CRUDE PETROLEUM &
 NATURAL GAS (1.8%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99 (a)..........  $ 5,000,000   $  5,050,000
                                                 ------------
Total Yankee Bonds
 (Cost $10,051,581)..............                  10,318,750
                                                 ------------
Total Long-Term Bonds
 (Cost $258,389,064).............                 265,781,242
                                                 ------------
SHORT-TERM
INVESTMENTS (2.7%)

COMMERCIAL PAPER (2.7%)
Associates Corp. of North America
 4.708%, due on demand (b).......    3,167,000      3,167,000
Avnet, Inc.
 5.55%, due 1/22/99..............      500,000        498,380
Ford Motor Credit Corp.
 4.93%, due 1/7/99...............    2,570,000      2,567,888
Fortune Brands, Inc.
 5.65%, due 1/11/99..............      240,000        239,623
South Carolina Electric & Gas
 5.40%, due 2/11/99..............    1,000,000        993,846
                                                 ------------
Total Short-Term Investments
 (Cost $7,466,737)...............                   7,466,737
                                                 ------------
Total Investments
 (Cost $265,855,801) (c).........         98.5%   273,247,979(d)
Cash and Other Assets,
 Less Liabilities................          1.5      4,144,252
                                    ----------     ----------
Net Assets.......................        100.0%  $277,392,231
                                    ==========   ============

------------
(a)  Long-term security maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1998.
(c)  The cost for Federal income tax purposes is $265,956,706.
(d) At December 31, 1998 net unrealized appreciation was $7,291,273, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,597,149 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $305,876.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $265,855,801).........   $273,247,979
Cash.....................................          1,501
Receivables:
  Interest...............................      4,456,469
  Fund shares sold.......................        117,338
                                            ------------
        Total assets.....................    277,823,287
                                            ------------
LIABILITIES:
Payables:
  Adviser................................        169,874
  Fund shares redeemed...................        146,548
  Administrator..........................         46,515
  Shareholder communication..............         34,782
  Directors..............................            104
Accrued expenses.........................         33,233
                                            ------------
        Total liabilities................        431,056
                                            ------------
Net assets applicable to outstanding
  shares.................................   $277,392,231
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    209,694
Additional paid-in capital...............    269,782,716
Accumulated undistributed net investment
  income.................................          7,643
Net unrealized appreciation on
  investments............................      7,392,178
                                            ------------
Net assets applicable to outstanding
  shares.................................   $277,392,231
                                            ============
Shares of capital stock outstanding......     20,969,392
                                            ============
Net asset value per share outstanding....   $      13.23
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest...............................   $ 15,813,057
                                            ------------
Expenses:
  Advisory...............................        619,671
  Administration.........................        495,736
  Shareholder communication..............         95,418
  Professional...........................         48,701
  Directors..............................         14,365
  Portfolio pricing......................          6,730
  Miscellaneous..........................         17,209
                                            ------------
        Total expenses...................      1,297,830
                                            ------------
Net investment income....................     14,515,227
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      6,948,226
Net change in unrealized appreciation on
  investments............................         19,352
                                            ------------
Net realized and unrealized gain on
  investments............................      6,967,578
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 21,482,805
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 14,515,227   $ 14,358,879
  Net realized gain on investments..........................     6,948,226      2,351,172
  Net change in unrealized appreciation on investments......        19,352      3,848,534
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    21,482,805     20,558,585
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................   (14,391,518)   (14,330,709)
  From net realized gain on investments.....................    (7,064,292)      (640,312)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (21,455,810)   (14,971,021)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    63,383,438     21,412,921
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    21,455,810     14,971,021
                                                              ------------   ------------
                                                                84,839,248     36,383,942
  Cost of shares redeemed...................................   (36,423,049)   (39,397,355)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................    48,416,199     (3,013,413)
                                                              ------------   ------------
Net increase in net assets..................................    48,443,194      2,574,151
NET ASSETS:
Beginning of year...........................................   228,949,037    226,374,886
                                                              ------------   ------------
End of year.................................................  $277,392,231   $228,949,037
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $      7,643   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                       YEAR ENDED DECEMBER 31
                                                  1998           1997           1996           1995           1994
                                              ------------------------------------------------------------------------
Net asset value at beginning of year........  $      13.14   $      12.83   $      13.42   $      12.09   $      13.43
                                              ------------   ------------   ------------   ------------   ------------
Net investment income.......................          0.74           0.88           0.87           0.88           0.88
Net realized and unrealized gain (loss) on
  investments...............................          0.46           0.35          (0.59)          1.33          (1.34)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations............          1.20           1.23           0.28           2.21          (0.46)
                                              ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income................         (0.74)         (0.88)         (0.87)         (0.88)         (0.88)
  From net realized gain
    on investments..........................         (0.37)         (0.04)            --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Total dividends and distributions...........         (1.11)         (0.92)         (0.87)         (0.88)         (0.88)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value at end of year..............  $      13.23   $      13.14   $      12.83   $      13.42   $      12.09
                                              ============   ============   ============   ============   ============
Total investment return.....................          9.12%          9.65%          2.05%         18.31%         (3.39%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................          5.86%          6.42%          6.31%          6.55%          6.53%
  Net expenses..............................          0.52%          0.50%          0.58%          0.62%          0.62%
  Expenses (before reimbursement)...........          0.52%          0.50%          0.58%          0.91%          0.67%
Portfolio turnover rate.....................           206%           187%           103%            81%            88%
Net assets at end of year (in 000's)........  $    277,392   $    228,949   $    226,375   $    235,030   $    206,686

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998

COMMON STOCKS (92.2%)+


                                     SHARES         VALUE
                                   -----------------------
BANKS--MAJOR REGIONAL (2.1%)
Bank of New York Co., Inc.
 (The)...........................      300,000   $ 12,075,000
Fleet Financial Group, Inc. .....      192,600      8,606,813
                                                 ------------
                                                   20,681,813
                                                 ------------
BANKS--MONEY CENTER (1.9%)
BankAmerica Corp. ...............      160,000      9,620,000
First Union Corp. ...............      150,000      9,121,875
                                                 ------------
                                                   18,741,875
                                                 ------------
BEVERAGES--ALCOHOLIC (1.0%)
Anheuser-Busch Cos., Inc. .......      160,000     10,500,000
                                                 ------------
BIOTECHNOLOGY (1.8%)
Centocor, Inc. (a)...............      171,100      7,720,888
Genzyme Corp. (a)................      200,000      9,950,000
                                                 ------------
                                                   17,670,888
                                                 ------------
BROADCAST/MEDIA (6.1%)
Capstar Broadcasting Corp. Class
 A (a)...........................      475,000     10,865,625
Clear Channel Communications,
 Inc. (a)........................      150,000      8,175,000
Comcast Corp. Special Class A....      300,000     17,606,250
MediaOne Group Inc. (a)..........      230,000     10,810,000
News Corp. Ltd. (The) ADR (b)....      310,000      8,195,625
USA Networks, Inc. (a)...........      147,000      4,869,375
                                                 ------------
                                                   60,521,875
                                                 ------------
CHEMICALS (0.4%)
IMC Global Inc. .................      172,500      3,687,188
                                                 ------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (5.8%)
ADC Telecommunications, Inc.
 (a).............................      280,000      9,730,000
Ascend Communications, Inc.
 (a).............................      180,000     11,835,000
Cisco Systems, Inc. (a)..........      180,000     16,706,250
Northern Telecom Ltd.............      225,000     11,278,125
Tellabs, Inc. (a)................      125,000      8,570,313
                                                 ------------
                                                   58,119,688
                                                 ------------
COMPUTER SOFTWARE & SERVICES
 (7.4%)
America Online Inc. (a)..........      160,000     23,160,000
Ceridian Corp. (a)...............      140,000      9,773,750
Equifax Inc. ....................      210,000      7,179,375
Microsoft Corp. (a)..............      100,000     13,868,750
Network Associates, Inc. (a).....      117,000      7,751,250
SunGard Data Systems Inc. (a)....      300,000     11,906,250
                                                 ------------
                                                   73,639,375
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

COMPUTER SYSTEMS (4.9%)
Comdisco Inc. ...................      600,000   $ 10,125,000
Dell Computer Corp. (a)..........      120,000      8,782,500
EMC Corp. (a)....................      150,000     12,750,000
Hewlett-Packard Co...............      120,000      8,197,500
Sun Microsystems, Inc. (a).......      100,000      8,562,500
                                                 ------------
                                                   48,417,500
                                                 ------------
ELECTRIC POWER COMPANIES (0.7%)
CMS Energy Corp. ................      135,000      6,539,063
                                                 ------------
ELECTRICAL EQUIPMENT (2.3%)
Checkpoint Systems, Inc. (a).....      214,400      2,653,200
General Electric Co..............      200,000     20,412,500
                                                 ------------
                                                   23,065,700
                                                 ------------
ELECTRONICS--SEMICONDUCTORS
 (1.5%)
Motorola, Inc. ..................      110,000      6,716,875
Texas Instruments Inc. ..........      100,000      8,556,250
                                                 ------------
                                                   15,273,125
                                                 ------------
ENTERTAINMENT (1.2%)
Time Warner Inc. ................      200,000     12,412,500
                                                 ------------
FINANCIAL--MISCELLANEOUS (4.5%)
American General Corp. ..........      120,000      9,360,000
Associates First Capital Corp.
 Class A.........................      260,000     11,017,500
Fannie Mae.......................      160,000     11,840,000
Freddie Mac......................      200,000     12,887,500
                                                 ------------
                                                   45,105,000
                                                 ------------
FOOD (0.8%)
Hershey Foods Corp. .............      126,700      7,879,156
                                                 ------------
FOOD & HEALTH CARE DISTRIBUTORS
 (2.0%)
Cardinal Health, Inc. ...........      135,000     10,243,125
SYSCO Corp. .....................      360,000      9,877,500
                                                 ------------
                                                   20,120,625
                                                 ------------
HEALTH CARE--DIVERSIFIED (5.6%)
Abbott Laboratories..............      225,000     11,025,000
American Home Products Corp. ....      200,000     11,262,500
Bristol-Myers Squibb Co..........       95,000     12,712,187
Johnson & Johnson................      120,000     10,065,000
Warner-Lambert Co................      150,000     11,278,125
                                                 ------------
                                                   56,342,812
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
HEALTH CARE--DRUGS (5.7%)
Glaxo Wellcome PLC ADR (b).......      150,000   $ 10,425,000
Lilly (Eli) & Co.................      160,000     14,220,000
Pharmacia & Upjohn, Inc. ........      200,000     11,325,000
Schering-Plough Corp.............      180,000      9,945,000
SmithKline Beecham PLC ADR (b)...      157,300     10,932,350
                                                 ------------
                                                   56,847,350
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS
 (2.9%)
Biomet, Inc. ....................      150,000      6,037,500
Elan Corp. PLC ADR (a)(b)........      146,900     10,218,731
Medtronic, Inc. .................      175,000     12,993,750
                                                 ------------
                                                   29,249,981
                                                 ------------
HEAVY DUTY TRUCKS & PARTS (0.6%)
Dana Corp. ......................      148,000      6,049,500
                                                 ------------
INSURANCE--LIFE (1.1%)
Provident Cos., Inc. ............      260,000     10,790,000
                                                 ------------
INSURANCE--PROPERTY & CASUALTY
 (1.9%)
Allstate Corp. (The).............      250,000      9,656,250
EXCEL Ltd........................      119,600      8,970,000
                                                 ------------
                                                   18,626,250
                                                 ------------
MANUFACTURING--DIVERSIFIED (1.5%)
Tyco International Ltd...........      200,000     15,087,500
                                                 ------------
MANUFACTURING--MISCELLANEOUS
 (0.9%)
United States Filter Corp. (a)...      400,000      9,150,000
                                                 ------------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (0.8%)
Enron Corp. .....................      135,000      7,703,437
                                                 ------------
OIL & GAS--EQUIPMENT & SERVICES
 (1.1%)
Halliburton Co...................      200,000      5,925,000
Schlumberger Ltd.................      100,000      4,612,500
                                                 ------------
                                                   10,537,500
                                                 ------------
OIL--INTEGRATED DOMESTIC (0.8%)
USX-Marathon Group...............      250,000      7,531,250
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

OIL--INTEGRATED INTERNATIONAL
 (2.5%)
Amoco Corp. .....................      175,000   $ 10,565,625
Mobil Corp. .....................       80,000      6,970,000
Texaco Inc. .....................      133,100      7,037,662
                                                 ------------
                                                   24,573,287
                                                 ------------
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp. .............      195,000      6,045,000
                                                 ------------
PUBLISHING (1.1%)
McGraw-Hill Cos., Inc. (The).....      107,000     10,900,625
                                                 ------------
REAL ESTATE INVESTMENT/
 MANAGEMENT (1.5%)
Chelsea GCA Realty, Inc. ........       96,300      3,430,688
First Industrial Realty Trust,
 Inc. ...........................      175,000      4,692,187
Healthcare Realty Trust, Inc. ...      125,000      2,789,063
Liberty Property Trust...........      166,500      4,100,062
                                                 ------------
                                                   15,012,000
                                                 ------------
RETAIL STORES--DRUGS (1.1%)
Rite Aid Corp. ..................      225,000     11,151,563
                                                 ------------
RETAIL STORES--FOOD (3.1%)
Kroger Co. (The) (a).............      270,000     16,335,000
Safeway Inc. (a).................      220,000     13,406,250
Smart & Final Inc. ..............      163,000      1,568,875
                                                 ------------
                                                   31,310,125
                                                 ------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.4%)
Wal-Mart Stores, Inc. ...........      170,000     13,844,375
                                                 ------------
RETAIL STORES--SPECIALTY (1.4%)
Costco Cos., Inc. (a)............      200,000     14,437,500
                                                 ------------
SPECIALIZED SERVICES (3.5%)
Fiserv, Inc. (a).................      200,000     10,287,500
Service Corp. International......      250,000      9,515,625
ServiceMaster Co. (The)..........      375,000      8,273,438
Sodexho Marriott Services Inc.
 (a).............................       27,500        761,406
Young & Rubicam Inc. (a).........      175,000      5,665,625
                                                 ------------
                                                   34,503,594
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
TELECOMMUNICATIONS--
 LONG DISTANCE (4.7%)
Global Crossing Ltd. (a).........      200,000   $  9,025,000
MCI WorldCom, Inc. (a)...........      205,000     14,708,750
Qwest Communications
 International Inc. (a)..........      250,000     12,500,000
Sprint Corp. (FON Group).........      110,000      9,253,750
Sprint Corp. (PCS Group) (a).....       55,000      1,271,875
                                                 ------------
                                                   46,759,375
                                                 ------------
TELEPHONE (3.5%)
ALLTEL Corp. ....................      175,000     10,467,187
Ameritech Corp. .................      206,000     13,055,250
Bell Atlantic Corp. .............      200,000     11,362,500
                                                 ------------
                                                   34,884,937
                                                 ------------
WASTE DISPOSAL (0.5%)
Republic Services, Inc. Class A
 (a).............................      273,500      5,042,656
                                                 ------------
Total Common Stocks
 (Cost $635,443,357).............                 918,755,988
                                                 ------------
SHORT-TERM
INVESTMENTS (7.9%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
COMMERCIAL PAPER (7.9%)
Albertson's Inc.
 5.40%, due 1/22/99..............  $ 4,220,000   $  4,206,703
Alliance Capital Management L.P.
 4.90%, due 1/26/99..............    5,245,000      5,227,150
Associates Corp. of North America
 4.71%, due on demand (c)........   24,400,000     24,400,000
Banca Carito Financial Corp.
 5.50%, due 1/19/99..............      285,000        284,213
Bay State Gas Co.
 5.60%, due 1/26/99..............    6,765,000      6,738,655
Bayerische Vereinsbank AG
 7.00%, due 1/5/99...............   10,000,000      9,992,209
Cleco Corp.
 5.30%, due 1/19/99..............    8,000,000      7,978,794
Fortune Brands Inc.
 5.65%, due 1/11/99..............      160,000        159,748
Northern Illinois Gas Co.
 5.90%, due 1/8/99...............    3,500,000      3,495,982
South Carolina Electric & Gas Co.
 5.40%, due 2/11/99..............    6,198,000      6,159,859
Wisconsin Gas Co.
 5.00%, due 1/29/99..............    5,000,000      4,980,550
Xerox Credit Corp.
 5.25%, due 1/14/99..............    5,000,000      4,990,489
                                                 ------------
Total Short-Term Investments
 (Cost $78,614,352)..............                  78,614,352
                                                 ------------
Total Investments
 (Cost $714,057,709) (d).........        100.1%   997,370,340(e)
Liabilities In Excess of
 Cash and Other Assets...........         (0.1)      (633,900)
                                    ----------   ------------
Net Assets.......................        100.0%  $996,736,440
                                    ==========   ============

------------
(a)  Non-income producing security.
(b)  ADR-American Depository Receipt.
(c)  Adjustable rate. Rate shown is the rate in effect at December 31, 1998.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1998 net unrealized appreciation was $283,312,631, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $295,976,840 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,664,209.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $714,057,709).........   $997,370,340
Cash.....................................          2,883
Receivables:
  Dividends and interest.................        699,907
  Fund shares sold.......................        565,941
                                            ------------
        Total assets.....................    998,639,071
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........        612,584
  Adviser................................        559,757
  Fund shares redeemed...................        404,010
  Administrator..........................        159,854
  Shareholder communication..............        121,817
  Directors..............................            354
Accrued expenses.........................         44,255
                                            ------------
        Total liabilities................      1,902,631
                                            ------------
Net assets applicable to outstanding
  shares.................................   $996,736,440
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    422,073
Additional paid-in capital...............    713,001,736
Net unrealized appreciation on
  investments............................    283,312,631
                                            ------------
Net assets applicable to outstanding
  shares.................................   $996,736,440
                                            ============
Shares of capital stock outstanding......     42,207,295
                                            ============
Net asset value per share outstanding....   $      23.62
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  8,831,999
  Interest...............................      2,849,861
                                            ------------
        Total income.....................     11,681,860
                                            ------------
Expenses:
  Advisory...............................      2,153,029
  Administration.........................      1,722,424
  Shareholder communication..............        358,786
  Professional...........................         90,664
  Directors..............................         49,927
  Miscellaneous..........................         47,698
                                            ------------
        Total expenses...................      4,422,528
                                            ------------
Net investment income....................      7,259,332
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     73,678,921
Net change in unrealized appreciation on
  investments............................    123,768,075
                                            ------------
Net realized and unrealized gain on
  investments............................    197,446,996
                                            ------------
Net increase in net assets resulting from
  operations.............................   $204,706,328
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $26,963.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998            1997
                                                              -----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   7,259,332   $   5,317,657
  Net realized gain on investments..........................     73,678,921      97,560,028
  Net change in unrealized appreciation on investments......    123,768,075      52,771,507
                                                              -------------   -------------
  Net increase in net assets resulting from operations......    204,706,328     155,649,192
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................     (7,247,513)     (5,271,609)
  From net realized gain on investments.....................    (73,678,921)    (98,150,349)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......    (80,926,434)   (103,421,958)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    121,819,072      99,117,945
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     80,926,434     103,421,958
                                                              -------------   -------------
                                                                202,745,506     202,539,903
  Cost of shares redeemed...................................    (88,843,247)    (60,398,261)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................    113,902,259     142,141,642
                                                              -------------   -------------
Net increase in net assets..................................    237,682,153     194,368,876
NET ASSETS:
Beginning of year...........................................    759,054,287     564,685,411
                                                              -------------   -------------
End of year.................................................  $ 996,736,440   $ 759,054,287
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      YEAR ENDED DECEMBER 31
                                               1998            1997            1996            1995            1994
                                           -----------------------------------------------------------------------------
Net asset value at beginning of year.....  $       20.31   $       18.63   $       17.22   $       14.69   $       15.64
                                           -------------   -------------   -------------   -------------   -------------
Net investment income....................           0.19            0.16            0.18            0.22            0.22
Net realized and unrealized gain (loss)
  on investments.........................           5.21            4.74            4.06            4.06           (0.03)
                                           -------------   -------------   -------------   -------------   -------------
Total from investment operations.........           5.40            4.90            4.24            4.28            0.19
                                           -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  From net investment income.............          (0.19)          (0.16)          (0.18)          (0.22)          (0.22)
  From net realized gain
    on investments.......................          (1.90)          (3.06)          (2.65)          (1.53)          (0.92)
                                           -------------   -------------   -------------   -------------   -------------
Total dividends and distributions........          (2.09)          (3.22)          (2.83)          (1.75)          (1.14)
                                           -------------   -------------   -------------   -------------   -------------
Net asset value at end of year...........  $       23.62   $       20.31   $       18.63   $       17.22   $       14.69
                                           =============   =============   =============   =============   =============
Total investment return..................          26.59%          26.75%          24.50%          29.16%           1.20%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income..................           0.84%           0.80%           0.98%           1.29%           1.41%
  Net expenses...........................           0.51%           0.50%           0.58%           0.62%           0.62%
  Expenses (before reimbursement)........           0.51%           0.50%           0.58%           0.91%           0.65%
Portfolio turnover rate..................             69%            103%            104%            104%            108%
Net assets at end of year (in 000's).....  $     996,736   $     759,054   $     564,685   $     427,507   $     330,161

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998


COMMON STOCKS (97.5%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE/DEFENSE (1.1%)
Boeing Co. (The)................     92,191    $  3,007,731
General Dynamics Corp. .........     11,659         683,509
Lockheed Martin Corp. ..........     18,143       1,537,619
Northrop Grumman Corp. .........      6,236         456,008
Raytheon Co. Class B............     31,033       1,652,507
Rockwell International Corp. ...     17,684         858,779
United Technologies Corp. ......     20,859       2,268,416
                                               ------------
                                                 10,464,569
                                               ------------
AIRLINES (0.3%)
AMR Corp. (a)...................     16,811         998,153
Delta Air Lines, Inc. ..........     13,128         682,656
Southwest Airlines Co. .........     30,992         695,383
US Airways Group, Inc. (a)......      8,023         417,196
                                               ------------
                                                  2,793,388
                                               ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ............     21,138         572,047
Aluminum Co. of America.........     16,981       1,266,146
Reynolds Metals Co. ............      5,991         315,651
                                               ------------
                                                  2,153,844
                                               ------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. .......      6,951         142,061
Genuine Parts Co. ..............     16,537         552,956
Goodyear Tire & Rubber Co.
 (The)..........................     14,611         736,942
                                               ------------
                                                  1,431,959
                                               ------------
AUTOMOBILES (1.2%)
Ford Motor Co. .................    111,644       6,552,107
General Motors Corp. ...........     60,581       4,335,328
                                               ------------
                                                 10,887,435
                                               ------------
BANKS--MAJOR
 REGIONAL (4.5%)
Bank of New York Co., Inc.
 (The)..........................     70,212       2,826,033
Bank One Corp. .................    107,982       5,513,831
BankBoston Corp. ...............     27,198       1,059,022
BB&T Corp. .....................     27,090       1,092,066
Comerica Inc. ..................     14,563         993,015
Fifth Third Bancorp.............     24,851       1,772,187
Firstar Corp. ..................     15,500       1,445,375
Fleet Financial Group, Inc. ....     52,388       2,341,089
Huntington Bancshares Inc. .....     19,551         587,752
KeyCorp.........................     41,988       1,343,616
Mellon Bank Corp. ..............     24,173       1,661,894
Mercantile Bancorp Inc. ........     14,503         668,951
National City Corp. ............     30,516       2,212,410
Northern Trust Corp. ...........     10,315         900,628
PNC Bank Corp. .................     27,973       1,514,039
Regions Financial Corp. ........     20,402         822,456
Republic New York Corp. ........      9,981         454,759
State Street Corp. .............     15,007       1,043,924
Summit Bancorp. ................     16,071         702,102
SunTrust Banks, Inc. ...........     29,081       2,224,697
Synovus Financial Corp. ........     24,465         596,334
Union Planters Corp. ...........     12,546         568,491

                                    SHARES        VALUE
                                  ------------------------

BANKS--MAJOR REGIONAL
 (Continued)
U.S. Bancorp....................     66,892    $  2,374,666
Wachovia Corp. .................     18,721       1,636,917
Wells Fargo Co. ................    149,200       5,958,675
                                               ------------
                                                 42,314,929
                                               ------------
BANKS--MONEY CENTER (2.4%)
BankAmerica Corp. ..............    159,612       9,596,672
Bankers Trust Corp. ............      8,764         748,774
Chase Manhattan Corp. (The).....     77,981       5,307,582
First Union Corp. ..............     91,365       5,556,134
Morgan (J.P.) & Co., Inc. ......     16,088       1,690,245
                                               ------------
                                                 22,899,407
                                               ------------
BANKS--SAVINGS & LOANS (0.3%)
Golden West Financial Corp. ....      5,241         480,534
Washington Mutual, Inc. ........     54,901       2,096,532
                                               ------------
                                                  2,577,066
                                               ------------
BEVERAGES--ALCOHOLIC (0.5%)
Anheuser-Busch Cos., Inc. ......     44,072       2,892,225
Brown-Forman Corp.
 Class B........................      6,391         483,719
Coors (Adolph) Co.
 Class B........................      3,371         190,251
Seagram Co. Ltd. (The)..........     36,369       1,382,022
                                               ------------
                                                  4,948,217
                                               ------------
BEVERAGES--SOFT DRINKS (2.3%)
Coca-Cola Co. (The) (d).........    227,360      15,204,700
Coca-Cola Enterprises Inc. .....     36,184       1,293,578
PepsiCo, Inc. ..................    135,319       5,539,622
                                               ------------
                                                 22,037,900
                                               ------------
BROADCAST/MEDIA (1.1%)
CBS Corp. ......................     65,181       2,134,678
Clear Channel Communications,
 Inc. (a).......................     22,935       1,249,957
Comcast Corp. Special Class A...     34,241       2,009,519
MediaOne Group Inc. (a).........     55,984       2,631,248
Tele-Communications, Inc. Series
 A
 TCI Group (a)..................     49,666       2,747,151
                                               ------------
                                                 10,772,553
                                               ------------
BUILDING MATERIALS (0.2%)
Masco Corp. ....................     31,448         904,130
Owens Corning...................      4,990         176,833
Sherwin-Williams Co. (The)......     15,817         464,624
                                               ------------
                                                  1,545,587
                                               ------------
CHEMICALS (1.4%)
Air Products & Chemicals,
 Inc. ..........................     21,460         858,400
Dow Chemical Co. (The)..........     20,464       1,860,945
Du Pont (E.I.) De Nemours &
 Co. ...........................    103,870       5,511,602
Eastman Chemical Co. ...........      7,272         325,422
Goodrich (B.F.) Co. (The).......      6,719         241,044
Hercules Inc. ..................      9,300         254,587

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
CHEMICALS (Continued)
Monsanto Co. ...................     57,836    $  2,747,210
Praxair, Inc. ..................     14,630         515,707
Rohm & Haas Co. ................     15,366         462,901
Union Carbide Corp. ............     12,295         522,538
                                               ------------
                                                 13,300,356
                                               ------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ...........     10,910         491,632
Engelhard Corp. ................     13,413         261,554
FMC Corp. (a)...................      3,200         179,200
PPG Industries, Inc. ...........     16,445         957,921
                                               ------------
                                                  1,890,307
                                               ------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a)..........      6,733         105,624
Great Lakes Chemical Corp. .....      5,527         221,080
Morton International, Inc. .....     11,237         275,306
Nalco Chemical Co. .............      6,130         190,030
Sigma-Aldrich Corp. ............      9,330         274,069
                                               ------------
                                                  1,066,109
                                               ------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (3.7%)
Andrew Corp. (a)................      8,151         134,492
Ascend Communications, Inc.
 (a)............................     19,988       1,314,211
Cabletron Systems, Inc. (a).....     15,235         127,593
Cisco Systems, Inc. (a).........    145,606      13,514,057
General Instrument Corp. (a)....     15,399         522,604
Lucent Technologies Inc. .......    121,298      13,342,780
Northern Telecom Ltd. ..........     60,382       3,026,647
Scientific-Atlanta, Inc. .......      6,981         159,254
Tellabs, Inc. (a)...............     18,059       1,238,170
3Com Corp. (a)..................     32,995       1,478,588
                                               ------------
                                                 34,858,396
                                               ------------
COMPUTER SOFTWARE & SERVICES
 (6.1%)
Adobe Systems Inc. .............      6,187         289,242
America Online Inc. (a).........     42,000       6,079,500
Autodesk, Inc. .................      4,282         182,788
Automatic Data Processing,
 Inc. ..........................     27,916       2,238,514
BMC Software, Inc. (a)..........     19,906         887,061
Ceridian Corp. (a)..............      6,669         465,580
Computer Associates
 International, Inc. ...........     49,606       2,114,456
Computer Sciences Corp. (a).....     14,484         933,313
Compuware Corp. (a).............     12,300         960,938
Electronic Data Systems
 Corp. .........................     45,510       2,286,878
Equifax Inc. ...................     13,702         468,437
First Data Corp. ...............     40,789       1,292,501
HBO & Co. ......................     42,892       1,230,464
Microsoft Corp. (a).............    230,024      31,901,454
Novell, Inc. (a)................     32,713         592,923
Oracle Corp. (a)................     89,600       3,864,000
Parametric Technology Corp.
 (a)............................     25,159         411,979
Paychex, Inc. ..................     15,136         778,558
PeopleSoft, Inc. (a)............     21,364         404,581
Shared Medical Systems Corp. ...      2,389         119,151
                                               ------------
                                                 57,502,318
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

COMPUTER SYSTEMS (5.0%)
Apple Computer, Inc. (a)........     12,321    $    504,391
Compaq Computer Corp. ..........    156,846       6,577,729
Data General Corp. (a)..........      4,511          74,150
Dell Computer Corp. (a).........    117,232       8,579,917
EMC Corp. (a)...................     46,142       3,922,070
Gateway 2000, Inc. (a)..........     14,470         740,683
Hewlett-Packard Co. ............     95,636       6,533,134
International Business Machines
 Corp. .........................     86,113      15,909,377
Seagate Technology, Inc. (a)....     22,435         678,659
Silicon Graphics, Inc. (a)......     17,501         225,325
Sun Microsystems, Inc. (a)......     35,155       3,010,147
Unisys Corp. (a)................     23,372         804,873
                                               ------------
                                                 47,560,455
                                               ------------
CONGLOMERATES (0.2%)
Tenneco Inc. ...................     15,787         537,745
Textron Inc. ...................     14,594       1,108,232
                                               ------------
                                                  1,645,977
                                               ------------
CONSUMER FINANCE (0.4%)
Capital One Financial Corp. ....      6,071         698,165
Countrywide Credit Industries,
 Inc. ..........................     10,358         519,842
Household International Inc. ...     44,505       1,763,511
Providian Financial Corp. ......     13,203         990,262
                                               ------------
                                                  3,971,780
                                               ------------
CONTAINERS--METAL &
 GLASS (0.1%)
Ball Corp. .....................      2,780         127,185
Crown Cork & Seal Co., Inc. ....     11,281         347,596
Owens-Illinois, Inc. (a)........     14,329         438,825
                                               ------------
                                                    913,606
                                               ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ................      4,904         186,046
Temple-Inland Inc. .............      5,230         310,204
                                               ------------
                                                    496,250
                                               ------------
COSMETICS/PERSONAL CARE (0.7%)
Alberto-Culver Co. Class B......      5,233         139,656
Avon Products, Inc. ............     24,408       1,080,054
Gillette Co. (The)..............    102,360       4,945,267
International Flavors &
 Fragrances Inc. ...............      9,960         440,108
                                               ------------
                                                  6,605,085
                                               ------------
ELECTRIC POWER COMPANIES (2.3%)
Ameren Corp. ...................     12,676         541,107
American Electric Power Co.,
 Inc. ..........................     17,701         833,053
Baltimore Gas & Electric Co. ...     13,642         421,197
Carolina Power & Light Co. .....     13,940         656,051
Central & South West Corp. .....     19,653         539,229
Cinergy Corp. ..................     14,617         502,459
Consolidated Edison, Inc. ......     21,513       1,137,500
Dominion Resources, Inc. .......     18,196         850,663
DTE Energy Co. .................     13,462         577,183
Duke Energy Corp. ..............     33,480       2,144,813
Edison International............     32,755         913,046
Entergy Corp. ..................     22,872         711,891
FirstEnergy Corp. ..............     21,961         715,105

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
ELECTRIC POWER COMPANIES
 (Continued)
FPL Group, Inc. ................     16,835    $  1,037,457
GPU, Inc. ......................     11,916         526,538
Houston Industries Inc. ........     26,280         844,245
New Century Energies Inc. ......     10,575         515,531
Niagara Mohawk Power Corp.
 (a)............................     17,438         281,188
Northern States Power Co. ......     14,093         391,081
PacifiCorp......................     27,641         582,189
PECO Energy Co. ................     20,638         859,057
PG&E Corp. .....................     35,398       1,115,037
PP&L Resources, Inc. ...........     14,042         391,421
Public Service Enterprise Group
 Inc. ..........................     21,049         841,960
Southern Co. (The)..............     64,265       1,867,702
Texas Utilities Co. ............     25,938       1,210,980
Unicom Corp. ...................     20,165         777,612
                                               ------------
                                                 21,785,295
                                               ------------
ELECTRICAL EQUIPMENT (3.9%)
AMP Inc. .......................     20,242       1,053,849
Emerson Electric Co. ...........     40,843       2,555,240
General Electric Co. (d)........    302,206      30,843,900
Grainger (W.W.), Inc. ..........      8,782         365,551
Honeywell Inc. .................     11,758         885,524
Raychem Corp. ..................      7,317         236,431
Solectron Corp. (a).............     10,900       1,013,019
Thomas & Betts Corp. ...........      5,093         220,590
                                               ------------
                                                 37,174,104
                                               ------------
ELECTRONICS--
 DEFENSE (0.0%) (b)
EG&G, Inc. .....................      4,167         115,895
                                               ------------
ELECTRONICS--INSTRUMENTATION
 (0.1%)
Perkin-Elmer Corp. (The)........      4,602         448,982
Tektronix, Inc. ................      4,317         129,780
                                               ------------
                                                    578,762
                                               ------------
ELECTRONICS--SEMICONDUCTORS
 (3.0%)
Advanced Micro Devices, Inc.
 (a)............................     13,296         384,753
Applied Materials, Inc. (a).....     33,948       1,449,155
Intel Corp. ....................    153,771      18,231,474
KLA-Tencor Corp. (a)............      8,065         349,819
LSI Logic Corp. (a).............     13,048         210,399
Micron Technology, Inc. (a).....     19,715         996,840
Motorola, Inc. .................     55,448       3,385,794
National Semiconductor Corp.
 (a)............................     15,313         206,726
Texas Instruments Inc. .........     35,926       3,073,918
                                               ------------
                                                 28,288,878
                                               ------------
ENGINEERING & CONSTRUCTION
 (0.0%) (b)
Fluor Corp. ....................      6,950         295,809
Foster Wheeler Corp. ...........      3,799          50,099
                                               ------------
                                                    345,908
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

ENTERTAINMENT (1.6%)
Disney (Walt) Co. (The).........    188,960    $  5,668,800
King World Productions, Inc.
 (a)............................      6,811         200,499
Time Warner Inc. ...............    113,151       7,022,434
Viacom Inc. Class B (a).........     32,106       2,375,844
                                               ------------
                                                 15,267,577
                                               ------------
FINANCIAL--
 MISCELLANEOUS (4.3%)
American Express Co. ...........     41,686       4,262,394
American General Corp. .........     23,231       1,812,018
Associates First Capital Corp.
 Class A........................     66,558       2,820,396
Citigroup Inc. .................    209,579      10,374,161
Fannie Mae......................     95,652       7,078,248
Franklin Resources Inc. ........     23,375         748,000
Freddie Mac.....................     62,800       4,046,675
MBIA Inc. ......................      9,035         592,357
MBNA Corp. .....................     69,384       1,730,263
Morgan Stanley Dean Witter &
 Co. ...........................     53,321       3,785,791
SLM Holding Corp. ..............     15,498         743,904
SunAmerica Inc. ................     20,000       1,622,500
Transamerica Corp. .............      5,787         668,398
                                               ------------
                                                 40,285,105
                                               ------------
FOOD (2.1%)
Bestfoods.......................     26,383       1,404,895
Campbell Soup Co. ..............     41,311       2,272,105
ConAgra, Inc. ..................     45,174       1,422,981
General Mills, Inc. ............     14,331       1,114,235
Heinz (H.J.) Co. ...............     33,564       1,900,562
Hershey Foods Corp. ............     13,199         820,813
Kellogg Co. ....................     37,385       1,275,763
Quaker Oats Co. (The)...........     12,578         748,391
Ralston-Ralston Purina Group....     28,948         937,192
Sara Lee Corp. .................     84,242       2,374,571
Unilever N.V. ..................     59,030       4,895,800
Wrigley (Wm.) Jr. Co. ..........     10,765         964,140
                                               ------------
                                                 20,131,448
                                               ------------
FOOD & HEALTH CARE DISTRIBUTORS
 (0.3%)
Cardinal Health, Inc. ..........     18,547       1,407,254
SUPERVALU Inc. .................     11,143         312,004
SYSCO Corp. ....................     30,825         845,761
                                               ------------
                                                  2,565,019
                                               ------------
GOLD & PRECIOUS METALS MINING
 (0.2%)
Barrick Gold Corp. .............     34,396         670,722
Battle Mountain Gold Co. .......     21,233          87,586
Homestake Mining Co. ...........     22,114         203,172
Newmont Mining Corp. ...........     15,454         279,138
Placer Dome Inc. ...............     23,183         266,605
                                               ------------
                                                  1,507,223
                                               ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)......      8,087         453,377
Snap-on Inc. ...................      5,484         190,912
Stanley Works (The).............      8,225         228,244
                                               ------------
                                                    872,533
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
HEALTH CARE--
 DIVERSIFIED (4.5%)
Abbott Laboratories.............    139,939    $  6,857,011
Allergan, Inc. .................      6,091         394,392
American Home Products Corp. ...    121,569       6,845,854
Bristol-Myers Squibb Co. .......     91,615      12,259,232
Johnson & Johnson...............    124,053      10,404,945
Mallinckrodt Inc. ..............      6,709         206,721
Warner-Lambert Co. .............     75,960       5,711,243
                                               ------------
                                                 42,679,398
                                               ------------
HEALTH CARE--DRUGS (5.3%)
Lilly (Eli) & Co. ..............    101,401       9,012,014
Merck & Co., Inc. ..............    109,901      16,231,004
Pfizer Inc. ....................    119,686      15,013,113
Pharmacia & Upjohn, Inc. .......     46,857       2,653,277
Schering-Plough Corp. ..........    135,584       7,491,016
                                               ------------
                                                 50,400,424
                                               ------------
HEALTH CARE--HMOs (0.2%)
Aetna Inc. .....................     13,174       1,035,806
Humana Inc. (a).................     15,453         275,257
United Healthcare Corp. ........     17,129         737,617
                                               ------------
                                                  2,048,680
                                               ------------
HEALTH CARE--HOSPITAL MANAGEMENT
 (0.2%)
Columbia/HCA Healthcare
 Corp. .........................     59,785       1,479,679
Tenet Healthcare Corp. (a)......     28,607         750,934
                                               ------------
                                                  2,230,613
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS
 (1.0%)
Bard (C.R.), Inc. ..............      4,974         246,213
Bausch & Lomb Inc. .............      5,120         307,200
Baxter International Inc. ......     26,450       1,701,066
Becton, Dickinson & Co. ........     22,627         965,890
Biomet, Inc. ...................     10,439         420,170
Boston Scientific Corp. (a).....     36,140         969,004
Guidant Corp. ..................     13,959       1,538,979
Medtronic, Inc. ................     45,216       3,357,288
St. Jude Medical, Inc. (a)......      7,776         215,298
                                               ------------
                                                  9,721,108
                                               ------------
HEALTH CARE--MISCELLANEOUS
 (0.4%)
ALZA Corp. (a)..................      8,024         419,254
Amgen Inc. (a)..................     23,558       2,463,283
HCR Manor Care, Inc. (a)........     10,097         296,599
HEALTHSOUTH Corp. (a)...........     39,061         603,004
                                               ------------
                                                  3,782,140
                                               ------------
HEAVY DUTY TRUCKS &
 PARTS (0.2%)
Cummins Engine Co., Inc. .......      3,822         135,681
Dana Corp. .....................     15,350         627,431
Eaton Corp. ....................      6,617         467,739
ITT Industries, Inc. ...........      9,561         380,050
Navistar International Corp.
 (a)............................      6,310         179,835
PACCAR Inc. ....................      7,205         296,306
                                               ------------
                                                  2,087,042
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

HOMEBUILDING (0.1%)
Centex Corp. ...................      5,512    $    248,385
Kaufman & Broad Home Corp. .....      3,587         103,126
Pulte Corp. ....................      3,839         106,772
                                               ------------
                                                    458,283
                                               ------------
HOTEL/MOTEL (0.4%)
Carnival Corp. .................     54,900       2,635,200
Harrah's Entertainment, Inc.
 (a)............................      9,363         146,882
Hilton Hotels Corp. ............     24,185         462,538
Marriott International, Inc.
 Class A........................     23,157         671,553
                                               ------------
                                                  3,916,173
                                               ------------
HOUSEHOLD--FURNISHINGS &
 APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. ..........................      3,779         227,921
Maytag Corp. ...................      8,454         526,261
Whirlpool Corp. ................      6,981         386,573
                                               ------------
                                                  1,140,755
                                               ------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)................      9,679       1,130,628
Colgate-Palmolive Co. ..........     27,006       2,508,182
Fort James Corp. ...............     20,412         816,480
Kimberly-Clark Corp. ...........     49,937       2,721,567
Procter & Gamble Co. (The)......    122,390      11,175,737
                                               ------------
                                                 18,352,594
                                               ------------
HOUSEWARES (0.2%)
Fortune Brands, Inc. ...........     16,006         506,190
Newell Co. .....................     15,092         622,545
Rubbermaid Inc. ................     13,854         435,535
Tupperware Corp. ...............      5,307          87,234
                                               ------------
                                                  1,651,504
                                               ------------
INSURANCE BROKERS (0.2%)
Aon Corp. ......................     15,624         865,179
Marsh & McLennan Cos., Inc. ....     23,793       1,390,403
                                               ------------
                                                  2,255,582
                                               ------------
INSURANCE--LIFE (0.4%)
Conseco, Inc. ..................     28,843         881,514
Jefferson-Pilot Corp. ..........      9,868         740,100
Lincoln National Corp. .........      9,455         773,537
Provident Cos., Inc. ...........     12,575         521,863
Torchmark Corp. ................     13,052         460,899
UNUM Corp. .....................     12,844         749,768
                                               ------------
                                                  4,127,681
                                               ------------
INSURANCE--
 MULTI-LINE (1.3%)
American International Group,
 Inc. ..........................     96,889       9,361,900
CIGNA Corp. ....................     19,021       1,470,561
Hartford Financial Services
 Group, Inc. (The)..............     21,517       1,180,745
                                               ------------
                                                 12,013,206
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
INSURANCE--PROPERTY & CASUALTY
 (0.9%)
Allstate Corp. (The)............     75,676    $  2,922,986
Chubb Corp. ....................     15,031         975,136
Cincinnati Financial Corp. .....     15,497         567,578
Loews Corp. ....................     10,671       1,048,426
MGIC Investments Corp. .........     10,102         402,186
Progressive Corp. (The).........      6,701       1,134,982
SAFECO Corp. ...................     12,549         538,822
St. Paul Cos., Inc. (The).......     21,819         758,210
                                               ------------
                                                  8,348,326
                                               ------------
INVESTMENT BANKS/ BROKERAGE
 (0.5%)
Bear Stearns Cos., Inc. (The)...     10,554         394,456
Lehman Brothers Holdings
 Inc. ..........................     10,688         470,940
Merrill Lynch & Co., Inc. ......     32,677       2,181,190
Schwab (Charles) Corp. (The)....     37,144       2,087,028
                                               ------------
                                                  5,133,614
                                               ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp. ................      8,903         220,349
Mirage Resorts, Inc. (a)........     16,591         247,828
                                               ------------
                                                    468,177
                                               ------------
MACHINE TOOLS (0.0%) (b)
Milacron Inc. ..................      3,725          71,706
                                               ------------
MACHINERY--
 DIVERSIFIED (0.4%)
Briggs & Stratton Corp. ........      2,191         109,276
Case Corp. .....................      6,926         151,073
Caterpillar Inc. ...............     33,071       1,521,266
Cooper Industries, Inc. ........      9,534         454,653
Deere & Co. ....................     22,048         730,340
Harnischfeger Industries,
 Inc. ..........................      4,415          44,978
Ingersoll-Rand Co. .............     15,353         720,631
NACCO Industries, Inc. Class
 A..............................        791          72,772
Thermo Electron Corp. (a).......     14,679         248,626
Timken Co. (The)................      5,797         109,418
                                               ------------
                                                  4,163,033
                                               ------------
MANUFACTURED
 HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. ....      3,322         115,440
                                               ------------
MANUFACTURING--DIVERSIFIED
 (1.2%)
Aeroquip-Vickers, Inc. .........      2,626          78,616
AlliedSignal Inc. ..............     51,693       2,290,646
Crane Co. ......................      6,438         194,347
Danaher Corp. ..................     12,438         675,539
Dover Corp. ....................     20,635         755,757
Illinois Tool Works Inc. .......     23,265       1,468,603
Johnson Controls, Inc. .........      7,816         461,144
Millipore Corp. ................      3,993         113,551
Pall Corp. .....................     11,547         292,283
Parker-Hannifin Corp. ..........     10,207         334,279
Sealed Air Corp. (a)............      7,691         392,722
Tyco International Ltd. ........     59,536       4,491,247
                                               ------------
                                                 11,548,734
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

METALS--MINING (0.1%)
ASARCO Inc. ....................      3,680    $     55,430
Cyprus Amax Minerals Co. .......      8,371          83,710
Freeport-McMoRan Copper & Gold
 Inc. Class B...................     15,289         159,579
Inco Ltd. ......................     15,484         163,550
Phelps Dodge Corp. .............      5,477         278,642
                                               ------------
                                                    740,911
                                               ------------
MISCELLANEOUS (1.4%)
AES Corp. (The) (a).............     16,591         785,999
AirTouch Communications, Inc.
 (a)............................     52,728       3,803,007
American Greetings Corp. Class
 A..............................      6,710         275,529
Archer-Daniels-Midland Co. .....     54,699         940,139
Corning Inc. ...................     21,536         969,120
Harcourt General, Inc. .........      6,540         347,846
Harris Corp. ...................      7,405         271,208
Jostens, Inc. ..................      3,388          88,723
Minnesota Mining &
 Manufacturing Co. .............     37,058       2,635,750
Nextel Communications, Inc.
 Class A (a)....................     26,447         624,810
Pioneer Hi-Bred International,
 Inc. ..........................     22,399         604,773
Sprint Corp. (PCS Group) (a)....     38,343         886,682
TRW, Inc. ......................     11,000         618,063
                                               ------------
                                                 12,851,649
                                               ------------
NATURAL GAS DISTRIBUTORS
 & PIPELINES (0.6%)
Coastal Corp. (The).............     19,643         686,277
Columbia Energy Group...........      7,756         447,909
Consolidated Natural Gas Co. ...      8,848         477,792
Eastern Enterprises.............      1,885          82,469
Enron Corp. ....................     30,443       1,737,154
NICOR Inc. .....................      4,439         187,548
ONEOK, Inc. ....................      2,832         102,306
Peoples Energy Corp. ...........      3,220         128,397
Sempra Energy...................     22,188         563,020
Sonat, Inc. ....................     10,203         276,119
Williams Cos., Inc. (The).......     39,313       1,226,074
                                               ------------
                                                  5,915,065
                                               ------------
OFFICE EQUIPMENT & SUPPLIES
 (0.6%)
Moore Corp. Ltd. ...............      8,233          90,563
Pitney Bowes Inc. ..............     25,121       1,659,556
Xerox Corp. ....................     30,491       3,597,938
                                               ------------
                                                  5,348,057
                                               ------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. ........      4,606          89,241
Rowan Cos., Inc. (a)............      7,776          77,760
                                               ------------
                                                    167,001
                                               ------------
OIL & GAS--EQUIPMENT & SERVICES
 (0.4%)
Baker Hughes Inc. ..............     30,153         533,331
Halliburton Co. ................     40,632       1,203,723
McDermott International Inc. ...      5,564         137,361
Schlumberger Ltd. ..............     50,374       2,323,501
                                               ------------
                                                  4,197,916
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
OIL & GAS--EXPLORATION &
 PRODUCTION (0.2%)
Anadarko Petroleum Corp. .......     11,138    $    343,886
Apache Corp. ...................      9,087         230,015
Burlington Resources Inc. ......     16,364         586,036
Oryx Energy Co. (a).............      9,758         131,123
Union Pacific Resources Group,
 Inc. ..........................     23,242         210,630
                                               ------------
                                                  1,501,690
                                               ------------
OIL--INTEGRATED
 DOMESTIC (0.7%)
Amerada Hess Corp. .............      8,436         419,691
Ashland Inc. ...................      7,048         340,947
Atlantic Richfield Co. .........     29,842       1,947,191
Kerr-McGee Corp. ...............      4,378         167,459
Occidental Petroleum Corp. .....     31,909         538,464
Phillips Petroleum Co. .........     23,455         999,769
Sunoco Inc. ....................      8,724         314,609
Unocal Corp. ...................     22,414         654,209
USX-Marathon Group..............     28,432         856,514
                                               ------------
                                                  6,238,853
                                               ------------
OIL--INTEGRATED INTERNATIONAL
 (4.2%)
Chevron Corp. ..................     60,195       4,992,423
Exxon Corp. ....................    224,260      16,399,013
Mobil Corp. ....................     71,887       6,263,155
Royal Dutch Petroleum Co. ......    197,778       9,468,621
Texaco Inc. ....................     49,276       2,605,468
                                               ------------
                                                 39,728,680
                                               ------------
PAPER & FOREST
 PRODUCTS (0.5%)
Boise Cascade Corp. ............      5,174         160,394
Champion International Corp. ...      8,888         359,964
Georgia-Pacific Group...........      8,095         474,063
International Paper Co. ........     28,488       1,276,619
Louisiana-Pacific Corp. ........     10,164         186,128
Mead Corp. (The)................      9,667         283,364
Potlatch Corp. .................      2,684          98,973
Union Camp Corp. ...............      6,400         432,000
Westvaco Corp. .................      9,472         253,968
Weyerhaeuser Co. ...............     18,455         937,745
Willamette Industries, Inc. ....     10,285         344,547
                                               ------------
                                                  4,807,765
                                               ------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. ..............     29,903       2,153,016
IKON Office Solutions, Inc. ....     12,581         107,725
Polaroid Corp. .................      4,157          77,684
                                               ------------
                                                  2,338,425
                                               ------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries,
 Inc. ..........................     16,080         457,275
Waste Management, Inc. .........     52,951       2,468,840
                                               ------------
                                                  2,926,115
                                               ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)....      9,163         933,481
Meredith Corp. .................      4,880         184,830
                                               ------------
                                                  1,118,311
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

PUBLISHING--
 NEWSPAPER (0.4%)
Dow Jones & Co., Inc. ..........      8,506    $    409,351
Gannett Co., Inc. ..............     26,010       1,721,537
Knight-Ridder, Inc. ............      7,365         376,536
New York Times Co. (The) Class
 A..............................     16,805         582,923
Times Mirror Co. (The) Class
 A..............................      7,364         412,384
Tribune Co. ....................     10,971         724,086
                                               ------------
                                                  4,226,817
                                               ------------
RAILROADS (0.5%)
Burlington Northern Santa Fe
 Corp. .........................     43,232       1,459,080
CSX Corp. ......................     20,326         843,529
Norfolk Southern Corp. .........     35,148       1,113,752
Union Pacific Corp. ............     23,009       1,036,843
                                               ------------
                                                  4,453,204
                                               ------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc. .......     12,934         232,812
McDonald's Corp. ...............     62,362       4,778,488
Tricon Global Restaurants, Inc.
 (a)............................     14,054         704,457
Wendy's International, Inc. ....     11,432         249,361
                                               ------------
                                                  5,965,118
                                               ------------
RETAIL STORES--
 APPAREL (0.5%)
Gap, Inc. (The).................     53,429       3,005,381
Limited, Inc. (The).............     21,115         614,974
TJX Cos., Inc. (The)............     29,692         861,068
                                               ------------
                                                  4,481,423
                                               ------------
RETAIL STORES--
 DEPARTMENT (0.5%)
Dillard's, Inc. Class A.........     10,022         284,374
Federated Department Stores,
 Inc. (a).......................     18,883         822,591
Kohl's Corp. ...................     14,608         897,479
May Department Stores Co.
 (The)..........................     21,373       1,290,395
Nordstrom, Inc. ................     13,766         477,508
Penney (J.C.) Co., Inc. ........     23,327       1,093,453
                                               ------------
                                                  4,865,800
                                               ------------
RETAIL STORES--DRUGS (0.4%)
Longs Drug Stores Corp. ........      3,534         132,525
Rite Aid Corp. .................     23,882       1,183,652
Walgreen Co. ...................     46,073       2,698,150
                                               ------------
                                                  4,014,327
                                               ------------
RETAIL STORES--FOOD (0.9%)
Albertson's, Inc. ..............     22,702       1,445,834
American Stores Co. ............     25,282         933,854
Fred Meyer Inc. (a).............     14,168         853,622
Great Atlantic & Pacific Tea
 Co., Inc. (The)................      3,543         104,961
Kroger Co. (The) (a)............     23,728       1,435,544
Safeway Inc. (a)................     44,993       2,741,761
Winn-Dixie Stores, Inc. ........     13,784         618,557
                                               ------------
                                                  8,134,133
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
RETAIL STORES--GENERAL
 MERCHANDISE (2.3%)
Dayton Hudson Corp. ............     40,506    $  2,197,451
Kmart Corp. (a).................     45,642         698,893
Sears, Roebuck & Co. ...........     35,327       1,501,397
Wal-Mart Stores, Inc. ..........    207,758      16,919,292
                                               ------------
                                                 21,317,033
                                               ------------
RETAIL STORES--
 SPECIALTY (1.9%)
AutoZone, Inc. (a)..............     14,217         468,272
Circuit City Stores-
 Circuit City Group.............      9,188         458,826
Consolidated Stores Corp. (a)...     10,022         202,319
Costco Cos., Inc. (a)...........     19,984       1,442,595
CVS Corp. ......................     36,024       1,981,320
Dollar General Corp. ...........     17,156         405,311
Home Depot, Inc. (The)..........    144,225       8,824,767
Lowe's Cos., Inc. ..............     32,479       1,662,519
Pep Boys-Manny, Moe & Jack
 (The)..........................      5,903          92,603
Staples Inc. (a)................     28,921       1,263,486
Tandy Corp. ....................      9,094         374,559
Toys "R" Us, Inc. (a)...........     24,146         407,464
                                               ------------
                                                 17,584,041
                                               ------------
SHOES (0.1%)
NIKE, Inc. Class B..............     26,434       1,072,229
Reebok International Ltd. (a)...      5,171          76,919
                                               ------------
                                                  1,149,148
                                               ------------
SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. ..............      9,321         419,445
Cendant Corp. (a)...............     78,689       1,500,009
Dun & Bradstreet Corp. (The)....     15,393         485,842
Ecolab Inc. ....................     11,971         433,201
IMS Health Inc. ................     14,800       1,116,475
Interpublic Group of Cos., Inc.
 (The)..........................     12,609       1,005,568
Laidlaw Inc. ...................     30,572         307,631
National Service Industries,
 Inc. ..........................      3,932         149,416
Omnicom Group Inc. .............     15,542         901,436
Service Corp. International.....     23,806         906,115
                                               ------------
                                                  7,225,138
                                               ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...................      7,493         273,963
Donnelley (R.R.) & Sons Co. ....     12,479         546,736
                                               ------------
                                                    820,699
                                               ------------
STEEL (0.1%)
Allegheny Teledyne Inc. ........     18,231         372,596
Bethlehem Steel Corp. (a).......     11,882          99,512
Nucor Corp. ....................      8,137         351,925
USX-U.S. Steel Group............      8,021         184,483
Worthington Industries, Inc. ...      8,497         106,213
                                               ------------
                                                  1,114,729
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

TELECOMMUNICATIONS--LONG
 DISTANCE (3.0%)
AT&T Corp. .....................    166,623    $ 12,538,381
MCI WorldCom, Inc. (a)..........    169,086      12,131,920
Sprint Corp. (FON Group)........     39,976       3,362,981
                                               ------------
                                                 28,033,282
                                               ------------
TELEPHONE (4.7%)
ALLTEL Corp. ...................     25,461       1,522,886
Ameritech Corp. ................    101,954       6,461,335
Bell Atlantic Corp. ............    143,213       8,136,289
BellSouth Corp. ................    180,480       9,001,440
Frontier Corp. .................     15,845         538,730
GTE Corp. ......................     89,153       6,012,255
SBC Communications Inc. ........    180,469       9,677,650
US West Inc. ...................     46,302       2,992,267
                                               ------------
                                                 44,342,852
                                               ------------
TEXTILES--APPAREL MANUFACTURERS
 (0.1%)
Fruit of the Loom, Inc. Class A
 (a)............................      6,774          93,566
Liz Claiborne, Inc. ............      6,124         193,289
Russell Corp. ..................      3,386          68,778
Springs Industries, Inc. Class
 A..............................      1,820          75,416
V.F. Corp. .....................     11,273         528,422
                                               ------------
                                                    959,471
                                               ------------
TOBACCO (1.4%)
Philip Morris Cos. Inc. ........    224,548      12,013,318
RJR Nabisco Holdings Corp. .....     30,105         893,742
UST Inc. .......................     17,141         597,792
                                               ------------
                                                 13,504,852
                                               ------------
TOYS (0.1%)
Hasbro, Inc. ...................     12,032         434,656
Mattel, Inc. ...................     26,547         605,603
                                               ------------
                                                  1,040,259
                                               ------------
TRANSPORTATION--MISCELLANEOUS
 (0.1%)
FDX Corp. (a)...................     13,550       1,205,950
Ryder System, Inc. .............      6,849         178,074
                                               ------------
                                                  1,384,024
                                               ------------
Total Common Stocks
 (Cost $648,449,923)............                922,766,241(c)
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

SHORT-TERM
INVESTMENTS (1.5%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  ------------------------
COMMERCIAL PAPER (1.0%)
B.A.T. Capital Corp.
 6.00%, due 1/8/99 (d)..........  $ 500,000    $    499,417
FPL Fuels Inc.
 5.75%, due 1/15/99 (d).........  1,200,000       1,197,317
Hertz Corp.
 6.75%, due 1/7/99 (d)..........  1,900,000       1,897,862
International Lease Finance
 Corp.
 6.50%, due 1/5/99 (d)..........  2,900,000       2,897,905
Petrofina Delaware Inc.
 5.00%, due 1/8/99 (d)..........  3,200,000       3,196,889
                                               ------------
Total Commercial Paper
 (Cost $9,689,390)..............                  9,689,390
                                               ------------
U.S. GOVERNMENT (0.5%)
United States Treasury Bills
 4.43%, due 4/8/99 (d)..........  1,000,000         988,459
 4.50%, due 4/1/99 (d)..........  4,000,000       3,957,852
                                               ------------
Total U.S. Government
 (Cost $4,944,933)..............                  4,946,311
                                               ------------
Total Short-Term Investments
 (Cost $14,634,323).............                 14,635,701
                                               ------------
Total Investments
 (Cost $663,084,246) (f)........       99.0%    937,401,942(g)
Cash and Other Assets,
 Less Liabilities...............        1.0       9,383,018
                                  ----------   ------------
Net Assets......................      100.0%   $946,784,960
                                  ==========   ============

FUTURES CONTRACTS (0.1%)
                                                UNREALIZED
                                  CONTRACTS    APPRECIATION/
                                     LONG      (DEPRECIATION)(e)
                                  -------------------------
Standard & Poor's 500
 March 1999.....................         42    $    467,856
 Mini March 1999................          1            (107)
                                               ------------
Total Futures Contracts
 (Settlement Value $13,140,025)
   (c)..........................               $    467,749
                                               ============

------------

(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 98.9% of net assets.
(d) Segregated or partially segregated as collateral for futures contracts.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1998.
(f) The cost for Federal income tax purposes is $663,343,907.
(g) At December 31, 1998 net unrealized appreciation was $274,058,035, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $290,274,517 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $16,216,482.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $663,084,246).........   $937,401,942
Receivables:
  Fund shares sold.......................     10,424,422
  Dividends and interest.................        841,829
  Investment securities sold.............        125,344
Variation margin receivable on futures
  contracts..............................         36,895
                                            ------------
        Total assets.....................    948,830,432
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      1,453,017
  Custodian..............................        198,104
  Administrator..........................        152,100
  Shareholder communication..............        112,218
  Adviser................................         76,050
  Directors..............................            304
Accrued expenses.........................         53,679
                                            ------------
        Total liabilities................      2,045,472
                                            ------------
Net assets applicable to outstanding
  shares.................................   $946,784,960
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    365,724
Additional paid-in capital...............    665,050,433
Accumulated undistributed net realized
  gain on investments....................      6,583,358
Net unrealized appreciation on
  investments and futures transactions...    274,785,445
                                            ------------
Net assets applicable to outstanding
  shares.................................   $946,784,960
                                            ============
Shares of capital stock outstanding......     36,572,435
                                            ============
Net asset value per share outstanding....   $      25.89
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  9,873,539
  Interest...............................      1,969,840
                                            ------------
        Total income.....................     11,843,379
                                            ------------
Expenses:
  Administration.........................      1,413,592
  Advisory...............................        706,796
  Shareholder communication..............        303,873
  Custodian..............................        102,197
  Professional...........................         80,012
  Directors..............................         38,522
  Portfolio pricing......................          2,257
  Miscellaneous..........................         40,437
                                            ------------
        Total expenses...................      2,687,686
                                            ------------
Net investment income....................      9,155,693
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) from:
  Security transactions..................     10,640,174
  Futures transactions...................       (692,222)
                                            ------------
Net realized gain on investments.........      9,947,952
                                            ------------
Net change in unrealized appreciation on
  investments:
  Security transactions..................    157,892,304
  Futures transactions...................        358,357
                                            ------------
Net unrealized gain on investments.......    158,250,661
                                            ------------
Net realized and unrealized gain on
  investments............................    168,198,613
                                            ------------
Net increase in net assets resulting from
  operations.............................   $177,354,306
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $60,409.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998
and December 31, 1997

                                                                  1998            1997
                                                              -----------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $   9,155,693   $   6,190,031
  Net realized gain on investments..........................      9,947,952      15,123,092
  Net change in unrealized appreciation on investments and
    futures transactions....................................    158,250,661      72,131,454
                                                              -------------   -------------
  Net increase in net assets resulting from operations......    177,354,306      93,444,577
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................     (9,192,904)     (6,158,063)
  From net realized gain on investments.....................     (8,579,470)    (11,301,944)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......    (17,772,374)    (17,460,007)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    373,005,680     184,972,008
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     17,772,374      17,460,007
                                                              -------------   -------------
                                                                390,778,054     202,432,015
  Cost of shares redeemed...................................   (100,347,307)     (5,588,851)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................    290,430,747     196,843,164
                                                              -------------   -------------
Net increase in net assets..................................    450,012,679     272,827,734
NET ASSETS:
Beginning of year...........................................    496,772,281     223,944,547
                                                              -------------   -------------
End of year.................................................  $ 946,784,960   $ 496,772,281
                                                              =============   =============
Accumulated undistributed net investment income at end of
  year......................................................  $          --   $      32,358
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      Year ended December 31
                                               1998            1997            1996            1995            1994
                                           -----------------------------------------------------------------------------
Net asset value at beginning of year.....  $       20.58   $       16.10   $       13.53   $       10.38   $       10.58
                                           -------------   -------------   -------------   -------------   -------------
Net investment income....................           0.26            0.27            0.24            0.27            0.24
Net realized and unrealized gain (loss)
  on investments.........................           5.58            4.99            2.79            3.55           (0.15)
                                           -------------   -------------   -------------   -------------   -------------
Total from investment operations.........           5.84            5.26            3.03            3.82            0.09
                                           -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  From net investment income.............          (0.26)          (0.27)          (0.24)          (0.28)          (0.24)
  From net realized gain
    on investments.......................          (0.27)          (0.51)          (0.22)          (0.39)          (0.05)
                                           -------------   -------------   -------------   -------------   -------------
Total dividends and distributions........          (0.53)          (0.78)          (0.46)          (0.67)          (0.29)
                                           -------------   -------------   -------------   -------------   -------------
Net asset value at end of year...........  $       25.89   $       20.58   $       16.10   $       13.53   $       10.38
                                           =============   =============   =============   =============   =============
Total investment return..................          28.49%          32.84%          22.42%          36.89%           0.76%
Ratios (to average net assets)
  /Supplemental Data:
  Net investment income..................           1.30%           1.75%           2.14%           2.52%           2.61%
  Net expenses...........................           0.38%           0.39%           0.47%           0.47%           0.47%
  Expenses (before reimbursement)........           0.38%           0.39%           0.50%           0.62%           0.68%
Portfolio turnover rate..................              4%              5%              3%              5%              8%
Net assets at end of year (in 000's).....  $     946,785   $     496,772   $     223,945   $     105,171   $      63,164

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998


COMMON STOCKS (93.5%)+
                                       SHARES        VALUE
                                     ---------------------
AEROSPACE/DEFENSE (3.1%)
Boeing Co. (The)...................       1,300   $    42,412
Cordant Technologies Inc. .........       2,200        82,500
General Dynamics Corp. ............       2,300       134,838
Gulfstream Aerospace Corp. (a).....         500        26,625
Sundstrand Corp. ..................       2,800       145,250
United Technologies Corp. .........       4,600       500,250
                                                  -----------
                                                      931,875
                                                  -----------
AGRICULTURAL PRODUCTS (0.2%)
Universal Corp. ...................       1,400        49,175
                                                  -----------
AIRLINES (0.1%)
AMR Corp. (a)......................         300        17,812
Delta Air Lines, Inc. .............         200        10,400
US Airways Group, Inc. (a).........         100         5,200
                                                  -----------
                                                       33,412
                                                  -----------
AUTO PARTS (3.4%)
Arvin Industries, Inc. ............         300        12,506
DaimlerChrysler AG (a).............       2,100       201,731
Ford Motor Co. ....................      13,600       798,150
Navistar International Corp. (a)...         800        22,800
                                                  -----------
                                                    1,035,187
                                                  -----------
BANKS (6.7%)
Bank One Corp. ....................       7,202       367,752
BankAmerica Corp. .................       5,484       329,726
BankBoston Corp. ..................       1,700        66,194
Chase Manhattan Corp. (The)........       6,700       456,019
First Union Corp. .................       8,600       522,987
Fleet Financial Group, Inc. .......       2,600       116,188
PNC Bank Corp. ....................       1,100        59,537
Wells Fargo & Co...................       2,700       107,831
                                                  -----------
                                                    2,026,234
                                                  -----------
BEVERAGES (0.2%)
Anheuser-Busch Cos., Inc. .........         300        19,687
Coca-Cola Co. (The)................         500        33,438
                                                  -----------
                                                       53,125
                                                  -----------
BIOTECHNOLOGY (0.9%)
Amgen Inc. (a).....................       2,400       250,950
Human Genome Sciences, Inc. (a)....         200         7,113
                                                  -----------
                                                      258,063
                                                  -----------
BROADCAST/MEDIA (0.0%) (b)
United Video Satellite Group, Inc.
 (a)...............................         600        14,175
                                                  -----------

                                       SHARES        VALUE
                                     ---------------------

BUILDING MATERIALS (0.7%)
Lafarge Corp. .....................       2,400   $    97,200
Owens Corning......................         400        14,175
Southdown, Inc. ...................         700        41,431
USG Corp. .........................       1,100        56,031
                                                  -----------
                                                      208,837
                                                  -----------
CHEMICALS (2.2%)
Dexter Corp. ......................       2,000        62,875
Dow Chemical Co. (The).............       1,700       154,594
Du Pont (E.I.) De Nemours & Co. ...       2,900       153,881
Goodrich (B.F.) Co. (The)..........       6,200       222,425
Grace (W. R.) & Co. (a)............         100         1,569
Monsanto Co. ......................       1,000        47,500
Morton International, Inc. ........         100         2,450
Nalco Chemical Co. ................         200         6,200
                                                  -----------
                                                      651,494
                                                  -----------
COMMUNICATIONS--
 EQUIPMENT (3.2%)
Cisco Systems, Inc. (a)............       3,600       334,125
Comverse Technology, Inc. (a)......       1,000        71,000
Lucent Technologies, Inc. .........       3,400       374,000
Northern Telecom Ltd...............       2,100       105,263
QUALCOMM Inc. (a)..................         300        15,544
Tellabs, Inc. (a)..................       1,100        75,419
                                                  -----------
                                                      975,351
                                                  -----------
COMPUTER SOFTWARE &
 SERVICES (7.5%)
America Online, Inc. (a)...........       1,200       173,700
Autodesk, Inc. ....................       1,500        64,031
BMC Software, Inc. (a).............         400        17,825
Computer Associates International,
 Inc. .............................         700        29,838
Computer Horizons Corp. (a)........       2,200        58,575
Compuware Corp. (a)................         700        54,687
Electronic Data Systems Corp. .....       1,400        70,350
HBO & Co. .........................       4,200       120,488
Hyperion Solutions Corp. (a).......         400         7,200
Keane, Inc. (a)....................       1,700        67,894
Microsoft Corp. (a)................       8,200     1,137,238
Networks Associates, Inc. (a)......         700        46,375
Oracle Corp. (a)...................       4,300       185,438
Peoplesoft, Inc. (a)...............         600        11,363
Platinum Technology, Inc. (a)......         700        13,388
Shared Medical Systems Corp. ......         500        24,937
Siebel Systems, Inc. (a)...........       1,000        33,937
Sterling Software, Inc. (a)........       3,400        92,012
Synopsys, Inc. (a).................         400        21,700
Yahoo! Inc. (a)....................         100        23,506
                                                  -----------
                                                    2,254,482
                                                  -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
COMPUTER SYSTEMS (5.3%)
Apple Computer, Inc. (a)...........       5,500   $   225,156
Compaq Computer Corp. .............       1,500        62,906
Dell Computer Corp. (a)............       4,000       292,750
EMC Corp. (a)......................       1,200       102,000
Gateway 2000, Inc. (a).............         700        35,831
Hewlett-Packard Co. ...............       3,900       266,419
International Business Machines
 Corp. ............................       2,100       387,975
NCR Corp. (a)......................       1,400        58,450
Sun Microsystems, Inc. (a).........         700        59,938
Unisys Corp. (a)...................       3,400       117,088
                                                  -----------
                                                    1,608,513
                                                  -----------
COSMETICS/PERSONAL CARE (0.1%)
Herbalife International, Inc. Class
 A.................................         700         9,975
Nature's Sunshine Products,
 Inc. .............................         400         6,100
Rexall Sundown, Inc. (a)...........         800        11,200
                                                  -----------
                                                       27,275
                                                  -----------
DISTRIBUTORS--HEALTH CARE (0.4%)
Cardinal Health, Inc. .............         700        53,112
McKesson Corp. ....................         800        63,250
                                                  -----------
                                                      116,362
                                                  -----------
ELECTRICAL EQUIPMENT (2.1%)
DSP Group, Inc. (a)................         200         4,175
General Electric Co. ..............       6,100       622,581
Thomas & Betts Corp. ..............         200         8,663
                                                  -----------
                                                      635,419
                                                  -----------
ELECTRONICS--DEFENSE (0.2%)
EG&G, Inc. ........................       2,100        58,406
                                                  -----------
ELECTRONICS--INSTRUMENTS (0.0%) (b)
Thermo Instrument Systems Inc.
 (a)...............................         300         4,519
                                                  -----------
ELECTRONICS--
 SEMICONDUCTORS (2.5%)
Intel Corp. .......................       5,900       699,519
Texas Instruments Inc..............         400        34,225
Vitesse Semiconductor Corp. (a)....         300        13,687
                                                  -----------
                                                      747,431
                                                  -----------
ENERGY--OIL/GAS (2.8%)
Ashland Inc. ......................         100         4,837
Diamond Offshore Drilling, Inc. ...       2,200        52,113
Ensco International Inc. ..........       1,500        16,031
Exxon Corp. .......................       3,000       219,375
Halliburton Co. ...................       1,900        56,288
Occidental Petroleum Corp. ........         800        13,500
Schlumberger Ltd. .................       2,800       129,150
Sunoco, Inc. ......................       4,100       147,856
Tidewater Inc. ....................       2,400        55,650
Transocean Offshore Inc. ..........       3,100        83,119

                                       SHARES        VALUE
                                     ---------------------

ENERGY--OIL/GAS (Continued)
Ultramar Diamond Shamrock Corp. ...       1,600   $    38,800
Varco International, Inc. (a)......       2,000        15,500
                                                  -----------
                                                      832,219
                                                  -----------
ENGINEERING & CONSTRUCTION (0.3%)
Fluor Corp. .......................       1,800        76,613
                                                  -----------
ENTERTAINMENT (0.2%)
Viacom Inc. Class B (a)............         600        44,400
                                                  -----------
FINANCIAL--MISCELLANEOUS (3.7%)
Citigroup Inc. ....................       5,000       247,500
Countrywide Credit Industries,
 Inc. .............................       1,300        65,244
Equitable Cos., Inc. (The).........       1,000        57,875
Fannie Mae.........................       5,200       384,800
Freddie Mac........................       1,700       109,544
Morgan Stanley Dean Witter &
 Co. ..............................       3,600       255,600
                                                  -----------
                                                    1,120,563
                                                  -----------
FOOD (2.2%)
General Mills, Inc. ...............       2,400       186,600
Hormel Foods Corp. ................         900        29,475
Interstate Bakeries Corp. .........       1,600        42,300
Lance, Inc. .......................       1,000        19,937
Quaker Oats Co. (The)..............       3,000       178,500
Sara Lee Corp......................       1,000        28,188
Unilever NV........................       2,200       182,463
                                                  -----------
                                                      667,463
                                                  -----------
HEALTH CARE--DRUGS (5.0%)
Genentech, Inc. (a)................       2,500       199,219
Lilly (Eli) and Co. ...............       3,100       275,513
Medicis Pharmaceutical Corp. Class
 A (a).............................         400        23,850
Merck & Co., Inc. .................       2,000       295,375
Pfizer Inc. .......................       2,200       275,962
Schering-Plough Corp. .............       8,100       447,525
                                                  -----------
                                                    1,517,444
                                                  -----------
HEALTH CARE--MEDICAL PRODUCTS (0.4%)
Arterial Vascular Engineering, Inc.
 (a)...............................       1,400        73,500
Bausch & Lomb Inc. ................         300        18,000
VISX, Inc. (a).....................         300        26,231
                                                  -----------
                                                      117,731
                                                  -----------
HEALTH CARE--MISCELLANEOUS (4.2%)
Abbott Laboratories................       3,000       147,000
Aetna Inc. ........................         100         7,862
American Home Products Corp. ......         400        22,525
Bristol-Myers Squibb Co. ..........       2,200       294,387
Hooper Holmes, Inc. ...............         100         2,900
Humana Inc. (a)....................       1,200        21,375
Integrated Health Services, Inc.
 (a)...............................       1,700        24,012
Johnson & Johnson..................       3,800       318,725
Mallinckrodt Inc. .................       2,200        67,788

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
HEALTH CARE--MISCELLANEOUS
 (Continued)
PacifiCare Health Systems, Inc.
 Class B (a).......................       1,700   $   135,150
RehabCare Group, Inc. (a)..........         100         1,869
Trigon Healthcare, Inc. Class A
 (a)...............................         500        18,656
Warner-Lambert Co. ................       2,800       210,525
                                                  -----------
                                                    1,272,774
                                                  -----------
HOMEBUILDING (1.1%)
Centex Corp. ......................       1,200        54,075
Fleetwood Enterprises, Inc. .......       4,300       149,425
Horton (D.R.), Inc. ...............       3,200        73,600
Pulte Corp. .......................       1,900        52,843
                                                  -----------
                                                      329,943
                                                  -----------
HOUSEHOLD PRODUCTS (1.6%)
Fort James Corp. ..................         200         8,000
Kimberly-Clark Corp. ..............         900        49,050
Procter & Gamble Co. (The).........       2,600       237,412
Tupperware Corp. ..................       2,200        36,162
Whirlpool Corp. ...................       2,700       149,513
                                                  -----------
                                                      480,137
                                                  -----------
INSURANCE (4.0%)
Allstate Corp. (The)...............       7,100       274,237
Conseco, Inc. .....................       4,400       134,475
Fidelity National Financial,
 Inc. .............................       3,740       114,070
First American Financial Corp.
 (The).............................       2,700        86,738
Gallagher (Arthur J.) & Co. .......       1,200        52,950
LandAmerica Financial Group,
 Inc. .............................       1,500        83,719
Lincoln National Corp. ............       3,300       269,981
Loews Corp. .......................         900        88,425
Marsh & McLennan Cos., Inc. .......       1,800       105,188
                                                  -----------
                                                    1,209,783
                                                  -----------
INVESTMENT BANKS/BROKERAGE (0.6%)
Bear Stearns Cos., Inc. (The)......       1,200        44,850
Lehman Brothers Holdings Inc. .....       1,500        66,094
Merrill Lynch & Co., Inc. .........       1,100        73,425
                                                  -----------
                                                      184,369
                                                  -----------
LEISURE TIME (0.1%)
Anchor Gaming (a)..................         400        22,550
International Game Technology......         500        12,156
                                                  -----------
                                                       34,706
                                                  -----------
MACHINERY--DIVERSIFIED (1.3%)
Caterpillar Inc. ..................       1,800        82,800
Deere & Co. .......................       1,800        59,625
Ingersoll-Rand Co. ................       2,500       117,344

                                       SHARES        VALUE
                                     ---------------------

MACHINERY--DIVERSIFIED (Continued)
NACCO Industries, Inc. Class A.....         300   $    27,600
Premark International, Inc. .......       3,300       114,262
                                                  -----------
                                                      401,631
                                                  -----------
MANUFACTURING--DIVERSIFIED (2.2%)
AlliedSignal Inc. .................       1,300        57,606
Department 56, Inc. (a)............         300        11,269
Diebold, Inc. .....................         200         7,138
Fortune Brands, Inc. ..............       2,000        63,250
Harsco Corp. ......................       1,700        51,744
Hillenbrand Industries, Inc. ......       3,300       187,688
Minnesota Mining and Manufacturing
 Co. ..............................         900        64,012
National Service Industries,
 Inc. .............................       1,100        41,800
Pentair, Inc. .....................         500        19,906
Russ Berrie and Co., Inc. .........         400         9,400
Teleflex Inc. .....................         400        18,250
Tyco International Ltd. ...........       1,500       113,156
YORK International Corp. ..........         500        20,406
                                                  -----------
                                                      665,625
                                                  -----------
METALS--DIVERSIFIED (0.2%)
Aluminum Co. of America............         300        22,369
ASARCO Inc. .......................         100         1,506
Bethlehem Steel Corp. (a)..........         200         1,675
Kennametal Inc. ...................         800        17,000
Nucor Corp. .......................         200         8,650
USX-U.S. Steel Group...............         200         4,600
                                                  -----------
                                                       55,800
                                                  -----------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (2.2%)
CTG Resources, Inc. ...............         100         2,625
Eastern Enterprises................         400        17,500
Enron Corp. .......................       1,100        62,769
KeySpan Energy.....................       6,600       204,600
K N Energy, Inc. ..................       1,700        61,837
MCN Energy Group Inc. .............       3,400        64,813
Piedmont Natural Gas Co., Inc. ....         400        14,450
Sempra Energy......................       7,500       190,312
Southwest Gas Corp. ...............         200         5,375
UGI Corp. .........................       1,500        35,625
                                                  -----------
                                                      659,906
                                                  -----------
PAPER & FOREST PRODUCTS (0.0%) (b)
Weyerhaeuser Co. ..................         200        10,163
                                                  -----------
PHOTOGRAPHY/IMAGING (1.1%)
Eastman Kodak Co. .................       4,600       331,200
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
PUBLISHING (0.2%)
Hollinger International Inc. Class
 A.................................       2,000   $    27,875
Knight Ridder, Inc. ...............         600        30,675
                                                  -----------
                                                       58,550
                                                  -----------
REAL ESTATE (0.1%)
CarrAmerica Realty Corp. ..........       1,800        43,200
                                                  -----------
RENTALS (0.1%)
Hertz Corp. (The) Class A..........         900        41,062
                                                  -----------
RESTAURANTS (0.1%)
CKE Restaurants, Inc. .............       1,210        35,619
                                                  -----------
RETAIL (3.3%)
Best Buy Co., Inc. (a).............         900        55,237
Cato Corp. Class A.................         200         1,969
Dayton Hudson Corp. ...............         400        21,700
Dress Barn, Inc. (The) (a).........         400         6,075
Enesco Group, Inc. ................         200         4,650
Home Depot, Inc. (The) ............       2,800       171,325
Kmart Corp. (a)....................       2,500        38,281
Limited, Inc. (The)................         400        11,650
Lowe's Cos., Inc. .................         200        10,237
Miller (Herman), Inc. .............         300         8,063
Payless ShoeSource, Inc. (a).......         300        14,213
Penney (J. C.) Co., Inc. ..........       1,800        84,375
Ross Stores, Inc. .................         800        31,500
Sears, Roebuck and Co. ............         200         8,500
Wal-Mart Stores, Inc. .............       6,000       488,625
Zale Corp. (a).....................       1,300        41,925
                                                  -----------
                                                      998,325
                                                  -----------
SPECIALIZED SERVICES (1.0%)
Block (H & R), Inc. ...............       1,200        54,000
Cendant Corp. (a)..................         600        11,437
Gartner Group, Inc. Class A (a)....       1,100        23,375
Kelly Services, Inc. Class A.......       1,100        34,925
Laidlaw Inc. ......................         600         6,038
Ogden Corp. .......................       3,100        77,694
Omnicom Group Inc. ................       1,000        58,000
True North Communications Inc. ....       1,000        26,875
Viad Corp. ........................         400        12,150
                                                  -----------
                                                      304,494
                                                  -----------
SPECIALTY PRINTING (1.0%)
Deluxe Corp. ......................       8,200       299,813
                                                  -----------
TELECOMMUNICATIONS (8.5%)
AirTouch Communications, Inc.
 (a)...............................         500        36,062
Ameritech Corp. ...................       3,000       190,125
AT&T Corp. (e).....................      10,200       767,550
Bell Atlantic Corp. ...............       3,200       181,800
BellSouth Corp. (e)................      11,600       578,550
GTE Corp. .........................       3,600       242,775

                                       SHARES        VALUE
                                     ---------------------

TELECOMMUNICATIONS (Continued)
MCI WorldCom, Inc. (a).............         100   $     7,175
SBC Communications Inc. ...........       3,800       203,775
U S West, Inc. ....................       5,600       361,900
                                                  -----------
                                                    2,569,712
                                                  -----------
TEXTILES (0.8%)
Jones Apparel Group, Inc. (a)......         800        17,650
Kellwood Co. ......................         200         5,000
Liz Claiborne, Inc. ...............         600        18,937
Nautica Enterprises, Inc. (a)......       1,100        16,500
Tommy Hilfiger Corp. (a)...........       1,300        78,000
V. F. Corp. .......................       1,900        89,063
                                                  -----------
                                                      225,150
                                                  -----------
TOBACCO (1.1%)
Philip Morris Cos. Inc. ...........       5,000       267,500
RJR Nabisco Holdings Corp. ........       2,300        68,281
                                                  -----------
                                                      335,781
                                                  -----------
UTILITIES--ELECTRIC POWER (5.3%)
Ameren Corp. ......................         900        38,419
Baltimore Gas and Electric Co. ....       2,600        80,275
BEC Energy.........................         300        12,356
Central and South West Corp. ......       3,400        93,288
Conectiv Inc. .....................       3,200        78,400
Conectiv Inc. Class A..............         300        11,850
Dominion Resources, Inc. ..........       2,700       126,225
Duke Energy Corp. .................       3,400       217,813
FirstEnergy Corp. .................       4,400       143,275
FPL Group, Inc. ...................         900        55,462
Hawaiian Electric Industries,
 Inc. .............................       1,700        68,425
Houston Industries Inc. ...........       3,900       125,287
LG&E Energy Corp. .................       3,000        84,938
MDU Resources Group, Inc. .........         250         6,578
Minnesota Power Inc. ..............       2,200        96,800
Public Service Co. of New Mexico...         800        16,350
Southern Co. (The).................       5,700       165,656
Utilicorp United Inc. .............       3,900       143,081
Western Resources, Inc. ...........         700        23,275
                                                  -----------
                                                    1,587,753
                                                  -----------
Total Common Stocks
 (Cost $25,193,192)................                28,201,264(d)
                                                  -----------

PREFERRED STOCK (0.1%)
UTILITIES--ELECTRIC POWER (0.1%)
Washington Water Power Co. (The)...       1,400        27,125
                                                  -----------
Total Preferred Stock
 (Cost $24,690)....................                    27,125
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENT (5.6%)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ----------------------
TIME DEPOSIT (5.6%)
Bank of New York (The)--
 Grand Cayman
 4.38%, due on demand (c)..........  $1,710,000   $ 1,710,000
                                                  -----------
Total Short-Term Investment
 (Cost $1,710,000).................                 1,710,000
                                                  -----------
Total Investments
 (Cost $26,927,882) (g)............        99.2%   29,938,389(h)
Cash and Other Assets,
 Less Liabilities..................         0.8       228,897
                                      ---------   -----------
Net Assets.........................       100.0%  $30,167,286
                                      =========   ===========
FUTURE CONTRACTS (0.4%)
                                     CONTRACTS    UNREALIZED
                                        LONG      APPRECIATION(f)
                                     ----------------------
Standard & Poor's 500
 March 1999........................           3   $   126,653
                                                  -----------
Total Futures Contracts
 (Settlement Value $934,125) (d)...               $   126,653
                                                  ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Adjustable rate. Rate shown is the rate in effect at December 31, 1998.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 96.6% of net assets.
(e) Segregated or partially segregated as collateral for futures contracts.
(f) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1998.
(g) The cost for Federal income tax purposes is $26,966,469.
(h) At December 31, 1998 net unrealized appreciation was $2,971,920, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,834,242 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $862,322.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $26,927,882)..........   $ 29,938,389
Cash.....................................          7,346
Receivables:
  Fund shares sold.......................        795,403
  Dividends and interest.................         34,868
  Administrator..........................         14,754
Unamortized organization expense.........         18,532
Variation margin receivable on futures
  contracts..............................          2,550
                                            ------------
        Total assets.....................     30,811,842
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........        588,449
  Custodian..............................         31,420
  Adviser................................         11,451
  Directors..............................             35
Accrued expenses.........................         13,201
                                            ------------
        Total liabilities................        644,556
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 30,167,286
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     27,657
Additional paid-in capital...............     27,386,903
Accumulated undistributed net investment
  income.................................            957
Accumulated net realized loss on
  investments............................       (385,391)
Net unrealized appreciation on
  investments............................      3,137,160
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 30,167,286
                                            ============
Shares of capital stock outstanding......      2,765,694
                                            ============
Net asset value per share outstanding....   $      10.91
                                            ============

STATEMENT OF OPERATIONS
For the period May 1, 1998 (Commencement of Operations) through December 31,
1998

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    203,358
  Interest...............................         32,831
                                            ------------
        Total income.....................        236,189
                                            ------------
Expenses:
  Advisory...............................         57,696
  Custodian..............................         31,421
  Administration.........................         23,079
  Professional...........................         16,474
  Shareholder communication..............          3,733
  Amortization of organization expense...          2,874
  Portfolio pricing......................          1,167
  Directors..............................            451
  Miscellaneous..........................         13,494
                                            ------------
        Total expenses before
          reimbursement..................        150,389
Expense reimbursement from
  Administrator..........................        (52,305)
                                            ------------
        Net expenses.....................         98,084
                                            ------------
Net investment income....................        138,105
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss from:
  Securities transactions................       (327,832)
  Futures transactions...................        (57,559)
                                            ------------
Net realized loss on investments.........       (385,391)
                                            ------------
Net unrealized appreciation on
  investments:
  Securities transactions................      3,010,507
  Futures transactions...................        126,653
                                            ------------
Net unrealized gain on investments.......      3,137,160
                                            ------------
Net realized and unrealized gain on
  investments............................      2,751,769
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  2,889,874
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $159.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period May 1, 1998 (Commencement of Operations) through December 31, 1998

                                                                  1998
                                                              ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    138,105
  Net realized loss on investments..........................      (385,391)
  Net unrealized appreciation on investments................     3,137,160
                                                              ------------
  Net increase in net assets resulting from operations......     2,889,874
                                                              ------------
Dividends to shareholders:
  From net investment income................................      (139,956)
                                                              ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    28,012,889
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................       139,956
                                                              ------------
                                                                28,152,845
  Cost of shares redeemed...................................      (735,477)
                                                              ------------
  Increase in net assets derived from capital share
    transactions............................................    27,417,368
                                                              ------------
Net increase in net assets..................................    30,167,286
NET ASSETS:
Beginning of period.........................................             0
                                                              ------------
End of period...............................................  $ 30,167,286
                                                              ============
Accumulated undistributed net investment income at end of
  period....................................................  $        957
                                                              ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 MAY 1,
                                                                1998 (a)
                                                                THROUGH
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
Net asset value at beginning of period......................  $      10.00
                                                              ------------
Net investment income.......................................          0.05
Net realized and unrealized gain on investments.............          0.91
                                                              ------------
Total from investment operations............................          0.96
                                                              ------------
Less dividends:
  From net investment income................................         (0.05)
                                                              ------------
Net asset value at end of period............................  $      10.91
                                                              ============
Total investment return.....................................          9.60%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          1.20%+
  Net expenses..............................................          0.85%+
  Expenses (before reimbursement)...........................          1.30%+
Portfolio turnover rate.....................................            34%
Net assets at end of period (in 000's)......................  $     30,167

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998


COMMON STOCKS (99.9%)+
                                       SHARES        VALUE
                                     ---------------------
AUTO PARTS (3.1%)
Ford Motor Co. ....................       4,500   $   264,094
General Motors Corp. ..............       4,400       314,875
                                                  -----------
                                                      578,969
                                                  -----------
BANKS (15.2%)
Bank of New York Co., Inc. (The)...       8,200       330,050
Bank One Corp. ....................       5,736       292,895
BankAmerica Corp. .................       5,200       312,650
Chase Manhattan Corp. (The)........       4,400       299,475
First Union Corp. .................       4,800       291,900
Fleet Financial Group, Inc. .......       6,700       299,406
KeyCorp............................       8,900       284,800
National City Corp. ...............       3,100       224,750
PNC Bank Corp. ....................       4,300       232,738
Wells Fargo & Co. .................       7,600       303,525
                                                  -----------
                                                    2,872,189
                                                  -----------
BEVERAGES (1.7%)
Whitman Corp. .....................      12,700       322,262
                                                  -----------
BUILDING MATERIALS (1.6%)
Lafarge Corp. .....................       7,300       295,650
                                                  -----------
CHEMICALS (1.6%)
Du Pont (E.I.) De Nemours & Co. ...       5,600       297,150
                                                  -----------
COMPUTER HARDWARE (6.8%)
Compaq Computer Corp. .............       7,775       326,064
International Business Machines
 Corp. ............................       1,700       314,075
Storage Technology Corp. (a).......       9,200       327,175
Sun Microsystems, Inc. (a).........       3,700       316,812
                                                  -----------
                                                    1,284,126
                                                  -----------
CONTAINERS--METAL & GLASS (1.5%)
Owens-Illinois, Inc. (a)...........       9,600       294,000
                                                  -----------
ELECTRICAL EQUIPMENT (1.7%)
General Electric Co. ..............       3,200       326,600
                                                  -----------
ELECTRONICS (1.5%)
Perkin-Elmer Corp. (The)...........       2,900       282,931
                                                  -----------
ELECTRONICS--
 SEMICONDUCTORS (1.8%)
Intel Corp. .......................       2,800       331,975
                                                  -----------
ENERGY--OIL/GAS (11.2%)
Atlantic Richfield Co. ............       3,100       202,275

                                       SHARES        VALUE
                                     ---------------------

ENERGY--OIL/GAS (Continued)
British Petroleum PLC ADR (b)......       3,100   $   277,838
Coastal Corp. (The)................       8,400       293,475
Conoco Inc. Class A (a)............       3,600        75,150
Exxon Corp. .......................       2,800       204,750
Mobil Corp. .......................       2,900       252,662
Texaco Inc. .......................       5,000       264,375
USX-Marathon Group.................      10,200       307,275
YPF Sociedad Anonima ADR Class D
 (b)...............................       8,600       240,263
                                                  -----------
                                                    2,118,063
                                                  -----------
FINANCIAL--MISCELLANEOUS (8.1%)
American General Corp. ............       4,900       382,200
Citigroup Inc. ....................       6,000       297,000
Freddie Mac........................       4,600       296,413
Morgan Stanley Dean Witter &
 Co. ..............................       3,800       269,800
SunAmerica Inc. ...................       3,600       292,050
                                                  -----------
                                                    1,537,463
                                                  -----------
HEALTH CARE--DRUGS (3.2%)
Pharmacia & Upjohn, Inc. ..........       5,500       311,437
Zeneca Group PLC ADR (b)...........       6,700       300,663
                                                  -----------
                                                      612,100
                                                  -----------
HOUSEHOLD PRODUCTS (1.7%)
Kimberly-Clark Corp. ..............       5,800       316,100
                                                  -----------
INSURANCE (6.6%)
Everest Reinsurance Holdings,
 Inc. .............................       8,500       321,937
EXEL Limited Class A...............       4,200       315,000
St. Paul Cos., Inc. (The)..........       8,900       309,275
Torchmark Corp. ...................       8,700       307,219
                                                  -----------
                                                    1,253,431
                                                  -----------
METALS (1.6%)
Aluminum Co. of America............       4,200       313,163
                                                  -----------
OFFICE EQUIPMENT (1.6%)
Xerox Corp. .......................       2,500       295,000
                                                  -----------
POLLUTION CONTROL (1.5%)
Waste Management, Inc. ............       6,200       289,075
                                                  -----------
RAILROADS (1.7%)
Union Pacific Corp. ...............       7,000       315,437
                                                  -----------
RESTAURANTS (2.9%)
McDonald's Corp. ..................       2,700       206,887
Wendy's International, Inc. .......      15,800       344,638
                                                  -----------
                                                      551,525
                                                  -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
RETAIL (3.2%)
American Stores Co. ...............       8,200   $   302,887
Intimate Brands, Inc. Class A......      10,000       298,750
                                                  -----------
                                                      601,637
                                                  -----------
SPECIALIZED SERVICES (1.9%)
Cendant Corp. (a)..................      19,000       362,188
                                                  -----------
TELECOMMUNICATIONS (7.9%)
Ameritech Corp. ...................       4,600       291,525
Bell Atlantic Corp. ...............       4,600       261,338
Cincinnati Bell Inc. ..............       9,100       344,094
MCI WorldCom, Inc. (a).............       4,500       322,875
U S West Communications, Inc. .....       4,300       277,887
                                                  -----------
                                                    1,497,719
                                                  -----------
TEXTILES (1.7%)
Shaw Industries, Inc. .............      13,500       327,375
                                                  -----------
TOBACCO (1.2%)
Philip Morris Cos. Inc. ...........       4,400       235,400
                                                  -----------
TRANSPORTATION (1.8%)
CNF Transportation Inc. ...........       9,000       338,062
                                                  -----------
UTILITIES--ELECTRIC POWER (5.6%)
Central and South West Corp. ......       9,200       252,425
Cinergy Corp. .....................       7,600       261,250
Niagara Mohawk Power Corp. (a).....      16,900       272,513
Texas Utilities....................       5,800       270,787
                                                  -----------
                                                    1,056,975
                                                  -----------
Total Common Stocks
 (Cost $16,862,742)................                18,906,565
                                                  -----------

SHORT-TERM
INVESTMENT (6.2%)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     ---------------------
FEDERAL AGENCY (6.2%)
Federal Home Loan Bank
 4.30%, due 1/4/99.................  $1,168,581   $ 1,168,581
                                                  -----------
Total Short-Term Investment
 (Cost $1,168,581).................                 1,168,581
                                                  -----------
Total Investments
 (Cost $18,031,323) (c)............       106.1%   20,075,146(d)
Liabilities in Excess of
 Cash and Other Assets.............        (6.1)   (1,156,700)
                                      ---------   -----------
Net Assets.........................       100.0%  $18,918,446
                                      =========   ===========

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost for Federal income tax purposes is $18,052,345.
(d) At December 31, 1998 net unrealized appreciation was $2,022,801, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,322,908 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $300,107.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $18,031,323)..........   $ 20,075,146
Receivables:
  Investment securities sold.............        280,171
  Dividends and interest.................         19,033
  Fund shares sold.......................          1,228
Unamortized organization expense.........         18,532
                                            ------------
        Total assets.....................     20,394,110
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      1,405,548
  Custodian..............................         25,717
  Funds shares redeemed..................         15,643
  Adviser................................          9,067
  Shareholder communication..............          4,673
  Administrator..........................          1,491
  Directors..............................            141
Accrued expenses.........................         13,384
                                            ------------
        Total liabilities................      1,475,664
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 18,918,446
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     18,486
Additional paid-in capital...............     18,025,710
Accumulated undistributed net investment
  income.................................            452
Accumulated net realized loss on
  investments............................     (1,170,025)
Net unrealized appreciation on
  investments............................      2,043,823
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 18,918,446
                                            ============
Shares of capital stock outstanding......      1,848,572
                                            ============
Net asset value per share outstanding....   $      10.23
                                            ============

STATEMENT OF OPERATIONS
For the period May 1, 1998 (Commencement of Operations) through December 31,
1998

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    142,704
  Interest...............................         26,470
                                            ------------
        Total income.....................        169,174
                                            ------------
Expenses:
  Advisory...............................         51,477
  Professional...........................         19,072
  Administration.........................         17,159
  Custodian..............................          7,949
  Shareholder communication..............          5,633
  Amortization of organization expense...          2,874
  Portfolio pricing......................          1,167
  Directors..............................            451
  Miscellaneous..........................         13,488
                                            ------------
        Total expenses before
          reimbursement..................        119,270
Expense reimbursement from
  Administrator..........................        (37,765)
                                            ------------
        Net expenses.....................         81,505
                                            ------------
Net investment income....................         87,669
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments.........     (1,170,025)
Net unrealized appreciation on
  investments............................      2,043,823
                                            ------------
Net realized and unrealized gain on
  investments............................        873,798
                                            ------------
Net increase in net assets resulting from
  operations.............................   $    961,467
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $1,394.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period May 1, 1998 (Commencement of Operations) through December 31, 1998

                                                                  1998
                                                              ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $     87,669
  Net realized loss on investments..........................    (1,170,025)
  Net unrealized appreciation on investments................     2,043,823
                                                              ------------
  Net increase in net assets resulting from operations......       961,467
                                                              ------------
Dividends to shareholders:
  From net investment income................................       (90,091)
                                                              ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    18,607,364
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................        90,091
                                                              ------------
                                                                18,697,455
  Cost of shares redeemed...................................      (650,385)
                                                              ------------
  Increase in net assets derived from capital share
    transactions............................................    18,047,070
                                                              ------------
Net increase in net assets..................................    18,918,446
NET ASSETS:
Beginning of period.........................................             0
                                                              ------------
End of period...............................................  $ 18,918,446
                                                              ============
Accumulated undistributed net investment income at end of
  period....................................................  $        452
                                                              ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 MAY 1,
                                                                1998 (a)
                                                                THROUGH
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
Net asset value at beginning of period......................  $      10.00
                                                              ------------
Net investment income.......................................          0.05
Net realized and unrealized gain on investments.............          0.23
                                                              ------------
Total from investment operations............................          0.28
                                                              ------------
Less dividends:
  From net investment income................................         (0.05)
                                                              ------------
Net asset value at end of period............................  $      10.23
                                                              ============
Total investment return.....................................          2.83%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          1.02%+
  Net expenses..............................................          0.95%+
  Expenses (before reimbursement)...........................          1.39%+
Portfolio turnover rate.....................................            98%
Net assets at end of period (in 000's)......................  $     18,918

------------
(a)   Commencement of Operations.
(b)   Total return is not annualized.
 +    Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998


COMMON STOCKS (96.0%)+
                                       SHARES        VALUE
                                      --------------------
BANKS (2.6%)
First Union Corp....................     8,000    $   486,500
                                                  -----------
COMMUNICATIONS EQUIPMENT (11.2%)
Cisco Systems, Inc. (a).............    10,000        928,125
Lucent Technologies Inc.............     6,000        660,000
Nokia Corp. ADR Class A (b).........     4,000        481,750
                                                  -----------
                                                    2,069,875
                                                  -----------
COMPUTER HARDWARE (6.9%)
Dell Computer Corp. (a).............     8,000        585,500
EMC Corp. (a).......................     8,000        680,000
                                                  -----------
                                                    1,265,500
                                                  -----------
COMPUTER SOFTWARE & SERVICES (3.0%)
Microsoft Corp. (a).................     4,000        554,750
                                                  -----------
ELECTRICAL EQUIPMENT (3.3%)
General Electric Co.................     6,000        612,375
                                                  -----------
FINANCIAL--MISCELLANEOUS (12.9%)
American Express Co.................     5,000        511,250
Citigroup Inc.......................    10,000        495,000
Fannie Mae..........................    10,000        740,000
Freddie Mac.........................    10,000        644,375
                                                  -----------
                                                    2,390,625
                                                  -----------
HEALTH CARE (8.6%)
Bristol-Myers Squibb Co.............     4,000        535,250
Cardinal Health, Inc................     6,000        455,250
Warner-Lambert Co...................     8,000        601,500
                                                  -----------
                                                    1,592,000
                                                  -----------
HEALTH CARE--DRUGS (5.7%)
Pfizer Inc..........................     4,000        501,750
Schering-Plough Corp................    10,000        552,500
                                                  -----------
                                                    1,054,250
                                                  -----------
HEALTH CARE--MEDICAL PRODUCTS (3.6%)
Guidant Corp........................     6,000        661,500
                                                  -----------
HOUSEHOLD PRODUCTS (2.2%)
Clorox Co. (The)....................     3,500        408,844
                                                  -----------
INSURANCE (2.6%)
American International Group,
 Inc................................     5,000        483,125
                                                  -----------
MANUFACTURING--DIVERSIFIED (2.6%)
Illinois Tool Works Inc.............     7,500        473,437
                                                  -----------

                                       SHARES        VALUE
                                      --------------------

RETAIL (20.3%)
Gap, Inc. (The).....................    15,000    $   843,750
Home Depot, Inc. (The)..............    12,000        734,250
Kohl's Corp. (a)....................     8,000        491,500
Safeway Inc. (a)....................    10,000        609,375
Walgreen Co.........................    10,000        585,625
Wal-Mart Stores, Inc................     6,000        488,625
                                                  -----------
                                                    3,753,125
                                                  -----------
SPECIALIZED SERVICES (6.6%)
Omnicom Group Inc...................    12,000        696,000
Paychex, Inc........................    10,000        514,375
                                                  -----------
                                                    1,210,375
                                                  -----------
TELECOMMUNICATIONS (3.9%)
MCI WorldCom, Inc. (a)..............    10,000        717,500
                                                  -----------
Total Common Stocks
 (Cost $13,799,789).................               17,733,781
                                                  -----------


SHORT-TERM
INVESTMENT (4.1%)
                                      PRINCIPAL
                                       AMOUNT
                                      ---------
TIME DEPOSIT (4.1%)
Bank of New York (The)--
 Grand Cayman
 4.38%, due on demand (c)...........  $747,000        747,000
                                                  -----------
Total Short-Term Investment
 (Cost $747,000)....................                  747,000
                                                  -----------
Total Investments
 (Cost $14,546,789) (d).............     100.1%    18,480,781(e)
Liabilities in Excess of
 Cash and Other Assets..............      (0.1)       (13,807)
                                      --------    -----------
Net Assets..........................     100.0%   $18,466,974
                                      ========    ===========

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Adjustable rate. Rate shown is the rate in effect at December 31, 1998.
(d) The cost for Federal income tax purposes is $14,616,688.
(e) At December 31, 1998 net unrealized appreciation was $3,864,093, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,991,431 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $127,338.

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $14,546,789)..........   $ 18,480,781
Cash.....................................          2,221
Receivables:
  Fund shares sold.......................         29,692
  Dividends and interest.................          6,466
Unamortized organization expense.........         18,532
                                            ------------
        Total assets.....................     18,537,692
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................         36,522
  Custodian..............................          7,724
  Adviser................................          7,270
  Shareholder communication..............          4,594
  Administrator..........................          1,298
  Directors..............................             45
Accrued expenses.........................         13,265
                                            ------------
        Total liabilities................         70,718
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 18,466,974
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     15,679
Additional paid-in capital...............     15,773,549
Accumulated undistributed net
  investment income......................            831
Accumulated net realized loss on
  investments............................     (1,257,077)
Net unrealized appreciation on
  investments............................      3,933,992
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 18,466,974
                                            ============
Shares of capital stock outstanding......      1,567,941
                                            ============
Net asset value per share outstanding....   $      11.78
                                            ============

STATEMENT OF OPERATIONS
For the period May 1, 1998 (Commencement of Operations) through December 31,
1998

INVESTMENT INCOME:
Income:
  Dividends..............................   $     54,152
  Interest...............................         28,269
                                            ------------
        Total income.....................         82,421
                                            ------------
Expenses:
  Advisory...............................         42,942
  Professional...........................         18,960
  Administration.........................         17,177
  Custodian..............................          7,724
  Shareholder communication..............          5,633
  Amortization of organization expense...          2,874
  Portfolio pricing......................          1,167
  Directors..............................            365
  Miscellaneous..........................         13,491
                                            ------------
        Total expenses before
          reimbursement..................        110,333
  Expense reimbursement from
    Administrator........................        (37,332)
                                            ------------
        Net expenses.....................         73,001
                                            ------------
Net investment income....................          9,420
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments.........     (1,257,077)
Net unrealized appreciation on
  investments............................      3,933,992
                                            ------------
Net realized and unrealized gain on
  investments............................      2,676,915
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  2,686,335
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period May 1, 1998 (Commencement of Operations) through December 31, 1998

                                                                  1998
                                                              ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $      9,420
  Net realized loss on investments..........................    (1,257,077)
  Net unrealized appreciation on investments................     3,933,992
                                                              ------------
  Net increase in net assets resulting from operations......     2,686,335
                                                              ------------
Dividends to shareholders:
  From net investment income................................       (11,463)
                                                              ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    16,271,934
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................        11,463
                                                              ------------
                                                                16,283,397
  Cost of shares redeemed...................................      (491,295)
                                                              ------------
  Increase in net assets derived from capital share
    transactions............................................    15,792,102
                                                              ------------
Net increase in net assets..................................    18,466,974
NET ASSETS:
Beginning of period.........................................             0
                                                              ------------
End of period...............................................  $ 18,466,974
                                                              ============
Accumulated undistributed net investment income at end of
  period....................................................  $        831
                                                              ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 MAY 1,
                                                                1998 (a)
                                                                THROUGH
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
Net asset value at beginning of period......................  $      10.00
                                                              ------------
Net investment income.......................................          0.01
Net realized and unrealized gain on investments.............          1.78
                                                              ------------
Total from investment operations............................          1.79
                                                              ------------
Less dividends:
  From net investment income................................         (0.01)
                                                              ------------
Net asset value at end of period............................  $      11.78
                                                              ============
Total investment return.....................................         17.85%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          0.11%+
  Net expenses..............................................          0.85%+
  Expenses (before reimbursement)...........................          1.28%+
Portfolio turnover rate.....................................            31%
Net assets at end of period (in 000's)......................  $     18,467

------------
(a)   Commencement of Operations.
(b)   Total return is not annualized.
 +    Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998


COMMON STOCKS (93.5%)+
                                       SHARES        VALUE
                                     ---------------------
AEROSPACE/DEFENSE (5.4%)
Armor Holdings, Inc. (a)...........      13,200   $   150,975
Orbital Sciences Corp. (a).........      15,900       703,575
                                                  -----------
                                                      854,550
                                                  -----------
BANKS (2.2%)
Dain Rauscher Corp.................       2,500        73,750
Net.B@nk, Inc. (a).................       3,800       104,500
TeleBanc Financial Corp. (a).......       5,000       170,000
                                                  -----------
                                                      348,250
                                                  -----------
CHEMICALS--SPECIALTY (1.1%)
Eco Soil Systems, Inc. (a).........       9,700        84,875
OM Group, Inc......................       2,500        91,250
                                                  -----------
                                                      176,125
                                                  -----------
COMMUNICATIONS-- EQUIPMENT (1.5%)
Aspect Telecommunications Corp.
 (a)...............................       6,000       103,500
CellStar Corp. (a).................      20,600       140,338
                                                  -----------
                                                      243,838
                                                  -----------
COMPUTER HARDWARE (4.0%)
Artesyn Technologies, Inc. (a).....       9,100       127,400
In Focus Systems, Inc. (a).........       9,200        81,650
MicroTouch Systems, Inc. (a).......       5,500        72,188
Radisys Corp. (a)..................       7,300       219,000
Sequent Computer Systems, Inc.
 (a)...............................       7,000        84,437
Smallworldwide PLC ADR (a)(b)......       4,000        50,000
                                                  -----------
                                                      634,675
                                                  -----------
COMPUTER SOFTWARE & SERVICES
 (17.2%)
Best Software, Inc. (a)............       3,000        71,250
Brightstar Information Technology
 Group, Inc. (a)...................       9,100        71,663
CACI International Class A (a).....       1,500        25,312
Caere Corp. (a)....................       9,900       138,600
Cambridge Technology Partners
 (Massachusetts), Inc. (a).........       3,500        77,437
CheckFree Holdings Corp. (a).......       3,000        70,125
CMGI, Inc. (a).....................       1,800       191,700
Cognicase Inc. (a).................       8,300       184,546
Computer Horizons Corp. (a)........       1,800        47,925
Computer Management Sciences, Inc.
 (a)...............................       3,500        60,812
Computer Task Group, Inc...........       2,000        54,250
Harbinger Corp. (a)................       8,000        64,000
IMRglobal Corp. (a)................       9,900       291,431
Infinium Software, Inc. (a)........       3,000        18,750
Landmark Systems Corp. (a).........      11,400       126,825
Learning Co., Inc. (The) (a).......       6,600       171,187
Mastech Corp. (a)..................       4,100       117,363

                                       SHARES        VALUE
                                     ---------------------

COMPUTER SOFTWARE & SERVICES
 (Continued)
Mercury Interactive Corp. (a)......       2,800   $   177,100
Micros Systems, Inc. (a)...........       4,500       147,938
Phoenix Technology Ltd. (a)........       5,400        46,575
SCB Computer Technology, Inc.
 (a)...............................       8,000        79,000
Security First Technologies, Corp.
 (a)...............................       7,800       237,900
TAVA Technologies, Inc. (a)........      14,900       113,613
USWeb Corp. (a)....................       5,300       139,787
                                                  -----------
                                                    2,725,089
                                                  -----------
COSMETICS/PERSONAL CARE (0.7%)
Steiner Leisure Ltd. (a)...........       3,200       102,400
                                                  -----------
ELECTRICAL EQUIPMENT (1.2%)
Technitrol, Inc....................       6,200       197,625
                                                  -----------
ELECTRONICS (1.2%)
Analogic Corp......................       2,500        94,063
LeCroy Corp. (a)...................       5,400        89,100
                                                  -----------
                                                      183,163
                                                  -----------
ELECTRONICS--SEMICONDUCTORS (0.2%)
American Xtal Technology, Inc.
 (a)...............................       4,100        37,412
                                                  -----------
ENERGY--OIL/GAS (5.8%)
Core Laboratories N.V. (a).........       9,700       185,512
Dawson Geophysical Co. (a).........       3,000        21,562
Edge Petroleum Corp. (a)...........       9,100        39,813
Evergreen Resources, Inc. (a)......       4,500        79,875
Exco Resources, Inc. (a)...........       8,000        58,000
Gulf Island Fabrication, Inc.
 (a)...............................       4,800        37,200
Harken Energy Corp. (a)............      25,700        49,794
Sietel, Inc. (a)...................       7,700        95,769
Stone Energy Corp. (a).............       5,000       143,750
Superior Energy Services, Inc.
 (a)...............................      10,000        28,438
TransMontaigne Inc. (a)............       7,700       116,463
Vintage Petroleum, Inc.............       7,900        68,137
                                                  -----------
                                                      924,313
                                                  -----------
ENTERTAINMENT (0.7%)
Activision, Inc. (a)...............       7,500        83,438
Harvey Entertainment Co. (The)
 (a)...............................       3,900        30,225
                                                  -----------
                                                      113,663
                                                  -----------
FOOD (2.3%)
Dreyer's Grand Ice Cream, Inc......       3,300        49,913
Horizon Organic Holding Corp.
 (a)...............................       3,500        54,250
Northland Cranberries, Inc. Class
 A.................................       8,000        72,250
Smithfield Foods, Inc. (a).........       5,400       182,925
                                                  -----------
                                                      359,338
                                                  -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
GOLD & PRECIOUS METALS--MINING
 (1.2%)
Stillwater Mining Co. (a)..........       4,700   $   192,700
                                                  -----------
HEALTH CARE (3.9%)
Counsel Corp. (a)..................       8,000        63,000
Express Scripts, Inc. Class A
 (a)...............................       3,800       255,075
Hooper Holmes, Inc.................       7,600       220,400
Horizon Health Corp. (a)...........       4,600        36,225
Matria Healthcare, Inc. (a)........      17,400        50,025
                                                  -----------
                                                      624,725
                                                  -----------
HEALTH CARE--DRUGS (2.6%)
Columbia Laboratories, Inc. (a)....       3,500        10,719
ICOS Corp. (a).....................       5,300       157,675
KOS Pharmaceuticals, Inc. (a)......       6,400        37,600
PharMercia, Inc. (a)...............      30,000       180,000
Twinlab Corp. (a)..................       2,500        32,812
                                                  -----------
                                                      418,806
                                                  -----------
HEALTH CARE--MEDICAL PRODUCTS
 (3.2%)
Arrow International Inc............       3,900       122,363
ATS Medical, Inc. (a)..............      16,000       112,000
Maxxim Medical, Inc. (a)...........       4,300       127,925
Orthofix International N.V. (a)....       4,400        61,600
Theragenics Corp. (a)..............       4,500        75,656
                                                  -----------
                                                      499,544
                                                  -----------
HOMEBUILDING (0.5%)
Crossman Communities, Inc. (a).....       3,100        85,637
                                                  -----------
HOUSEHOLD--FURNISHINGS & APPLIANCES
 (0.4%)
Meadowcraft, Inc. (a)..............       5,700        63,769
                                                  -----------
LEISURE TIME (2.1%)
Championship Auto Racing Teams,
 Inc. (a)..........................       8,000       237,000
Family Golf Centers, Inc. (a)......       4,500        88,875
                                                  -----------
                                                      325,875
                                                  -----------
MACHINE TOOLS (0.5%)
Flow International Corp. (a).......       7,500        72,656
                                                  -----------
MANUFACTURING--DIVERSIFIED (7.2%)
Dionex Corp. (a)...................       1,000        36,625
Identix Inc. (a)...................       8,000        66,500
JLG Industries, Inc................       4,200        65,625
Matthews International Corp. Class
 A.................................       5,800       182,700
Park-Ohio Holdings Corp. (a).......       4,600        69,575
Plantronics, Inc. (a)..............       8,300       713,800
                                                  -----------
                                                    1,134,825
                                                  -----------

                                       SHARES        VALUE
                                     ---------------------

REAL ESTATE (0.6%)
Healthcare Realty Trust Inc........       4,300   $    95,944
                                                  -----------
RENTALS (1.3%)
McGrath Rentcorp...................       9,100       200,200
                                                  -----------
RETAIL (11.6%)
Ames Department Stores, Inc. (a)...       9,000       243,000
Beyond.com Corp. (a)...............       4,000        83,000
Cost Plus, Inc. (a)................       5,100       160,012
CyberShop International, Inc.
 (a)...............................       4,000        45,500
Eagle Hardware & Garden, Inc.
 (a)...............................       3,200       104,000
Kenneth Cole Productions, Inc.
 (a)...............................       4,800        90,000
Pacific Sunwear of California, Inc.
 (a)...............................       8,000       131,000
Shoe Carnival, Inc. (a)............       6,000        66,750
SLI, Inc. (a)......................       3,200        88,800
Stage Stores, Inc. (a).............      12,600       118,125
Tarrant Apparel Group (a)..........      10,000       397,500
Timberland Co. (The) Class A (a)...       2,700       123,019
Vans, Inc. (a).....................       9,000        61,875
Wild Oats Markets, Inc. (a)........       3,800       119,700
                                                  -----------
                                                    1,832,281
                                                  -----------
SPECIALIZED SERVICES (10.2%)
Aegis Communications Group, Inc.
 (a)...............................      22,000        17,875
Butler International, Inc. (a).....       5,100       134,831
Caribiner International, Inc.
 (a)...............................      11,000       100,375
CIBER, Inc. (a)....................       3,500        97,781
Cornell Corrections, Inc. (a)......       4,000        76,000
G&K Services, Inc. Class A.........       2,400       127,800
Healthcare Services Group, Inc.
 (a)...............................      10,800        98,550
Iron Mountain Inc. (a).............       5,200       187,525
Kroll-O'Gara Co. (The) (a).........      12,300       485,081
Labor Ready, Inc. (a)..............       4,400        86,625
M/A/R/C Inc........................       4,700        49,938
Norrell Corp.......................       3,200        47,200
Professional Staff PLC ADR
 (a)(b)............................       4,900        38,588
SOS Staffing Services, Inc. (a)....       2,900        21,025
Strategic Distribution, Inc (a)....       7,500        18,281
York Group, Inc. (The).............       3,700        35,150
                                                  -----------
                                                    1,622,625
                                                  -----------
TELECOMMUNICATIONS (1.1%)
Boston Communications Group, Inc.
 (a)...............................       3,500        45,500
PairGain Technologies, Inc. (a)....       4,000        30,750
TeleTech Holdings, Inc. (a)........       9,300        95,325
                                                  -----------
                                                      171,575
                                                  -----------
TEXTILES (2.0%)
Quicksilver, Inc. (a)..............       6,000       180,000
St. John Knits, Inc. ..............       5,500       143,000
                                                  -----------
                                                      323,000
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
TOYS (0.3%)
Play By Play Toys & Novelties, Inc.
 (a)...............................       3,300   $    23,100
Toymax International, Inc. (a).....       6,100        30,881
                                                  -----------
                                                       53,981
                                                  -----------
TRANSPORTATION (1.1%)
MotivePower Industries, Inc. ......       5,500       177,031
                                                  -----------
UTILITIES--ELECTRIC
 POWER (0.2%)
Independent Energy Holdings ADR
 (a)(b)............................       3,800        34,200
                                                  -----------
Total Common Stocks
 (Cost $14,263,062)................                14,829,815
                                                  -----------
SHORT-TERM
INVESTMENT (5.9%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
TIME DEPOSIT (5.9%)
Bank of New York (The)-- Grand
 Cayman
 4.38%, due on demand (c)..........  $  935,000       935,000
                                                  -----------
Total Short-Term Investment
 (Cost $935,000)...................                   935,000
                                                  -----------
Total Investments
 (Cost $15,198,062) (d)............        99.4%   15,764,815(e)
Cash and Other Assets,
 Less Liabilities..................         0.6       102,559
                                      ---------   -----------
Net Assets.........................       100.0%  $15,867,374
                                      =========   ===========

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Adjustable rate. Rate shown is the rate in effect at December 31, 1998.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1998 net unrealized appreciation was $566,753, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,692,625 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,125,872.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
Investment in securities, at value
  (identified cost $15,198,062)..........   $ 15,764,815
Cash.....................................          5,352
Receivables:
  Fund shares sold.......................        124,596
  Investment securities sold.............          7,347
  Dividends and interest.................          1,882
Unamortized organization expense.........         18,532
                                            ------------
        Total assets.....................     15,922,524
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........         22,125
  Custodian..............................          7,499
  Adviser................................          7,176
  Shareholder communication..............          4,731
  Administrator..........................            403
  Directors..............................             20
Accrued expenses.........................         13,196
                                            ------------
        Total liabilities................         55,150
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 15,867,374
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     17,227
Additional paid-in capital...............     15,812,541
Accumulated net realized loss on
  investments............................       (529,147)
Net unrealized appreciation on
  investments............................        566,753
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 15,867,374
                                            ============
Shares of capital stock outstanding......      1,722,749
                                            ============
Net asset value per share outstanding....   $       9.21
                                            ============

STATEMENT OF OPERATIONS
For the period May 1, 1998 (Commencement of Operations) through December 31,
1998

INVESTMENT INCOME:
Income:
  Interest...............................   $     30,519
  Dividends..............................         12,464
                                            ------------
        Total income.....................         42,983
                                            ------------
Expenses:
  Advisory...............................         42,697
  Professional...........................         18,845
  Administration.........................         14,232
  Custodian..............................          7,498
  Shareholder communication..............          5,633
  Amortization of organization expense...          2,874
  Portfolio pricing......................          1,167
  Directors..............................            281
  Miscellaneous..........................         13,485
                                            ------------
        Total expenses before
          reimbursement..................        106,712
Expense reimbursement from
  Administrator..........................        (39,109)
                                            ------------
        Net expenses.....................         67,603
                                            ------------
Net investment loss......................        (24,620)
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on investments.......       (529,147)
  Net unrealized appreciation
    on investments.......................        566,753
                                            ------------
  Net realized and unrealized gain on
    investments..........................         37,606
                                            ------------
  Net increase in net assets resulting
    from operations......................   $     12,986
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period May 1, 1998 (Commencement of Operations) through December 31, 1998

                                                                  1998
                                                              ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $    (24,620)
  Net realized loss on investments..........................      (529,147)
  Net unrealized appreciation on investments................       566,753
                                                              ------------
  Net increase in net assets resulting from operations......        12,986
                                                              ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    16,317,722
  Cost of shares redeemed...................................      (463,334)
                                                              ------------
  Increase in net assets derived from capital share
    transactions............................................    15,854,388
                                                              ------------
Net increase in net assets..................................    15,867,374
NET ASSETS:
Beginning of period.........................................             0
                                                              ------------
End of period...............................................  $ 15,867,374
                                                              ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 MAY 1,
                                                                1998 (a)
                                                                THROUGH
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
Net asset value at beginning of period......................  $      10.00
                                                              ------------
Net investment loss.........................................         (0.01)
Net realized and unrealized loss on investments.............         (0.78)
                                                              ------------
Total from investment operations............................         (0.79)
                                                              ------------
Net asset value at end of period............................  $       9.21
                                                              ============
Total investment return.....................................         (7.90%)(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................         (0.35%)+
  Net expenses..............................................          0.95%+
  Expenses (before reimbursement)...........................          1.50%+
Portfolio turnover rate.....................................            12%
Net assets at end of period (in 000's)......................  $     15,867

------------
(a)   Commencement of Operations.
(b)   Total return is not annualized.
 +    Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios, which commenced operations on May 1, 1998, Convertible Portfolio, which commenced operations on October 1, 1996, High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's Variable Annuity Separate Account-III. The Separate Account is used to fund flexible premium retirement annuity policies.

The investment objectives for each of the Portfolios of the Fund are as follows:

Capital Appreciation:  to seek long-term growth of capital.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Convertible:  to seek capital appreciation together with current income.

Government: to seek a high level of current income, consistent with safety of principal.

High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies.

International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

Value: to realize maximum long-term total return from a combination of capital growth and income.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

Indexed Equity: to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

American Century Income & Growth: to seek dividend growth, current income and capital appreciation, primarily by investing in common stocks.

Dreyfus Large Company Value: to seek capital appreciation by investing principally in publicly-traded equity securities of domestic and foreign issuers which are characterized as value companies by the sub-advisor.

Eagle Asset Management Growth Equity: to seek growth through long-term capital appreciation.

Lord Abbett Developing Growth: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond, International Equity and Value Portfolios enter into forward foreign currency contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Portfolio's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

HIGH YIELD CORPORATE BOND PORTFOLIO

Forward foreign currency contracts open at December 31, 1998:

                                                                                  CONTRACT        CONTRACT        UNREALIZED
                                                                                   AMOUNT          AMOUNT       APPRECIATION/
                                                                                    SOLD          PURCHASED     (DEPRECIATION)
                                                                               --------------   -------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
------------------------------------------------------------
Hong Kong Dollar vs. U.S. Dollar, expiring 2/8/99...........  HKD              79,774,000   $  10,000,000     $(294,382)
Pound Sterling vs. U.S. Dollar, expiring 4/6/99.............  Pound Sterling      797,123   $   1,341,000        18,208
Pound Sterling vs. U.S. Dollar, expiring 4/6/99-9/8/99......  Pound Sterling    4,007,900   $   6,635,526       (10,255)

                                                                 CONTRACT        CONTRACT
                                                                  AMOUNT          AMOUNT
                                                                PURCHASED          SOLD
                                                              --------------   -------------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------------------------------------
Hong Kong Dollar vs. U.S. Dollar, expiring 2/8/99...........  HKD 79,774,000   $  10,144,173       150,210
                                                                                                 ---------
Net unrealized depreciation on forward foreign currency
  contracts.................................................                                     $(136,219)
                                                                                                 =========

INTERNATIONAL EQUITY PORTFOLIO

Forward foreign currency contracts open at December 31, 1998:

                                                                 CONTRACT          CONTRACT        UNREALIZED
                                                                  AMOUNT            AMOUNT       APPRECIATION/
                                                                   SOLD            PURCHASED     (DEPRECIATION)
                                                              --------------     -------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 1/13/99.........  A$       857,000   $     538,021     $  12,264
Deutsche Mark vs. Irish Punt, expiring 1/4/99...............  DM     4,554,139   IP  1,830,998        (4,184)
Deutsche Mark vs. U.S. Dollar, expiring 3/31/99.............  DM    10,315,000   $   6,198,360       (22,318)
Irish Punt vs. Deutsche Mark, expiring 1/4/99...............  IP     1,830,998   DM  4,560,000         7,703
Japanese Yen vs. U.S. Dollar, expiring 1/19/99..............  Yen  413,219,880   $   3,560,000      (112,698)
New Zealand Dollar vs. U.S. Dollar, expiring 1/15/99........  N$       990,000   $     530,994         7,843

                                                                 CONTRACT        CONTRACT
                                                                  AMOUNT          AMOUNT
                                                                PURCHASED          SOLD
                                                              --------------   -------------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 1/25/99...........  C$   3,410,000   $   2,197,466        22,730
                                                                                                 ---------
Net unrealized depreciation on forward foreign currency
  contracts.................................................                                     $ (88,660)
                                                                                                 =========

                                                   MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO

Forward foreign currency contracts open at December 31, 1998:

                                                                 CONTRACT          CONTRACT
                                                                  AMOUNT            AMOUNT         UNREALIZED
                                                                   SOLD            PURCHASED      DEPRECIATION
                                                              --------------     -------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
------------------------------------------------------------
Japanese Yen vs. U.S. Dollar, expiring 3/16/99..............  Yen  422,040,500   $   3,700,000     $ (79,016)
                                                                                                    ---------
Net unrealized depreciation on forward foreign currency
  contracts.................................................                                        $ (79,016)
                                                                                                    =========

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity and American Century Income & Growth Portfolios invest in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill their investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. At the time a Portfolio enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Portfolio's custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (G)

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year-end exchange rates are reflected in unrealized foreign exchange gains (losses).

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency held at December 31, 1998:

                 CURRENCY                                         COST              VALUE
------------------------------------------------------         ----------         ----------
Australian Dollar          A$                 (170,837)        $ (103,898)        $ (104,791)
Austrian Schilling         AS                       32                  3                  3
Belgian Franc              BF                    1,100                 32                 32
Canadian Dollar            C$                    4,005              2,628              2,607
Deutsche Mark              DM                1,438,911            859,963            863,897
Dutch Guilder              NLG                 271,423            144,016            144,628
French Franc               FF                    1,744                310                312
Irish Punt                 IP                    4,706              7,037              7,017
Italian Lira               IL                1,154,372                684                699
Japanese Yen               Yen               1,118,387              9,492              9,914
New Zealand Dollar         N$                   10,221              5,334              5,400
Pound Sterling             Pound Sterling       42,841             71,187             71,280
Spanish Peseta             SP                1,151,504              7,916              8,126
Swedish Krona              SK                      116                 14                 14
                                                               ----------         ----------
                                                               $1,004,718         $1,009,138
                                                               ==========         ==========

                                      (H)

MORTGAGE DOLLAR ROLLS. Certain of the Portfolios enter into mortgage dollar roll transactions ("MDRs") in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS

                                                   MAINSTAY VP SERIES FUND, INC.

returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (I)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Convertible, High Yield Corporate Bond and Total Return Portfolios do not have the right to demand that such securities be registered. The Portfolios may not invest more than 15%, 10% and 15%, respectively, of their net assets in illiquid securities.

CONVERTIBLE PORTFOLIO

Restricted security held at December 31, 1998:

                                                                                                                     PERCENT
                                                  ACQUISITION                                          12/31/98         OF
                SECURITY                             DATE                SHARES         COST             VALUE      NET ASSETS
----------------------------------------      -------------------      -----------   -----------      -----------   ----------
United International Holdings, Inc.
  Convertible Preferred Stock
  4.00%, Series A.......................                   8/1/97           10,400   $ 1,416,743      $ 2,028,000      3.5%
                                                                                     ===========      ===========      ====

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at December 31, 1998:

                                                                        PRINCIPAL                                    PERCENT
                                                  ACQUISITION            AMOUNT/                       12/31/98         OF
                SECURITY                            DATE(S)              SHARES         COST             VALUE      NET ASSETS
----------------------------------------      -------------------      -----------   -----------      -----------   ----------
Affinity Group, Inc.
  Bank debt
  Tranche B
  9.025%, due 6/30/06...................                 12/17/98      $ 1,300,000   $ 1,300,000      $ 1,300,000      0.2%
Buenos Aires Embotelladora
  Sociedad Anonima
  Bank debt
  9.479%, due 8/1/98....................        9/19/97 - 4/17/98      $ 5,000,000     4,260,000        2,050,000      0.4
Domino's Pizza, Inc.
  Bank debt
  Tranche B
  8.75%, due 12/31/06...................                 12/24/98      $ 2,865,000     2,865,000        2,865,000      0.5
  Bank debt
  Tranche C
  9.00%, due 12/31/07...................                 12/24/98      $ 2,865,000     2,865,000        2,865,000      0.5
Eurotunnel
  Bank debt
  Tier One
  5.28%, due 4/9/04.....................      10/28/98 - 11/17/98      FF 16,084,395   2,359,395        2,447,412      0.4
First Pacific Capital Ltd.
  Bank debt
  7.625%, due 1/23/00...................                  8/13/98      $ 3,000,000     2,625,453        2,760,000      0.5
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  14.00%, beginning 7/31/99.............                 10/30/98      $ 3,000,000     2,782,080        2,745,000      0.5
  (zero coupon), due 1/24/02
  15.00%, beginning 6/30/99.............         8/12/97 - 4/3/98      $ 5,400,000     4,945,625        5,103,000      0.9

                                                                        PRINCIPAL                                    PERCENT
                                                  ACQUISITION            AMOUNT/                       12/31/98         OF
                SECURITY                            DATE(S)              SHARES         COST             VALUE      NET ASSETS
----------------------------------------      -------------------      -----------   -----------      -----------   ----------
GPA Group, PLC
  Preferred Stock.......................        3/7/96 - 11/20/97        4,750,000   $ 2,353,175      $ 2,470,000      0.4%
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01............                  6/17/98      $ 7,775,000     1,812,064          777,500      0.1
Kronos International, Inc.
  Bank debt
  6.0905%, due 9/15/99..................                  2/25/97      DM  166,135        90,665           98,997      0.1
  Bank debt
  6.0905%, due 9/15/00..................        2/25/97 - 3/31/98      DM  124,039        67,692           73,913      0.0(b)
Metawave Communications Corp.
  13.75%, due 4/28/00 (a)...............       4/28/98 - 10/28/98      $ 2,671,875     2,671,875        2,671,875      0.5
  Warrants, expire 4/28/00..............                  4/28/98           46,336             0(c)       324,352      0.1
Norwood Promotional Products, Inc.
  Bank debt
  Tranche B
  8.48%, due 10/30/04...................                 10/30/98      $ 1,300,000     1,300,000        1,300,000      0.2
Paperboard Industries
  International, Inc.
  Preferred Stock
  5.00%, Class A........................                   5/4/98          145,000     2,413,129        2,342,326      0.4
President Riverboat Casinos, Inc.
  12.00%, due 9/15/01...................                  12/3/98      $ 1,180,000     1,180,000        1,180,000      0.2
Primestar, Inc.
  12.3788%, due 4/1/99..................                   4/1/98      $ 9,600,000     9,600,000        3,840,000      0.7
Supercanal Holding, S.A.
  Warrants, Series A, expire 11/14/99...                 11/20/97          492,587        39,407           68,962      0.0(b)
Titan Tire Corp.
  7.00%, due 2/11/00....................                  6/24/97      $ 6,000,000     5,813,168        5,880,000      1.0
United International Holdings, Inc.
  Convertible Preferred Stock
  4.00%, Series A.......................                   8/1/97           44,600     6,075,648        8,697,000      1.5
                                                                                     -----------      -----------      ---
                                                                                     $57,419,376      $51,860,337      9.1%
                                                                                     ===========      ===========      ===

---------------
(a) CIK ("Cash in Kind")-interest payment is made with cash or additional securities.
(b) Less than one tenth of a percent.
(c) These warrants have no cost.
DM--Deutsche Mark
FF--French Franc

TOTAL RETURN PORTFOLIO

Restricted security held at December 31, 1998:

                                                                                                                     PERCENT
                                                  ACQUISITION                                          12/31/98         OF
                SECURITY                             DATE                SHARES         COST             VALUE      NET ASSETS
----------------------------------------      -------------------      -----------   -----------      -----------   ----------
Paperboard Industries International,
  Inc. Preferred Stock, 5.00%, Class
  A.....................................                   5/4/98           15,000   $   249,634      $   242,310      0.1%
                                                                                     ===========      ===========      ===

                                      (J)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of

                                                   MAINSTAY VP SERIES FUND, INC.

interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

                                      (K)

COMMITMENTS AND CONTINGENCIES. As of December 31, 1998, High Yield Corporate Bond Portfolio had an unfunded loan commitment pursuant to the following loan agreement:

                                                               UNFUNDED
                          BORROWER                            COMMITMENT
------------------------------------------------------------  ----------
Kronos International, Inc...................................   $139,441
                                                               ========

                                      (L)

PURCHASED AND WRITTEN OPTIONS. International Equity Portfolio may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Portfolio foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Portfolio may purchase call and put options on its portfolio securities or foreign currencies. The Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

INTERNATIONAL EQUITY PORTFOLIO

Purchased option activity for the year ended December 31, 1998 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              ----------    --------
Options outstanding at December 31, 1997....................          --    $     --
Options--assigned...........................................  (3,423,000)    (46,211)
Options--purchased..........................................   9,263,000     102,976
Options--sold...............................................  (1,202,500)    (12,133)
Options--expired............................................  (4,637,500)    (44,632)
                                                              ----------    --------
Options outstanding at December 31, 1998....................          --    $     --
                                                              ==========    ========

Short sale option activity for the year ended December 31, 1998 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              ----------    --------
Options outstanding at December 31, 1997....................          --    $     --
Options--short sale.........................................  (3,423,000)    (20,538)
Options--buybacks...........................................   3,423,000      20,538
                                                              ----------    --------
Options outstanding at December 31, 1998....................          --    $     --
                                                              ==========    ========

                                      (M)

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. High Yield Corporate Bond Portfolio invests in Loan Participations. When the Portfolio purchases a Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio may be considered to have a concentration of credit risk in the banking industry, since the Portfolio will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution.

                                      (N)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (O)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                      (P)

STATEMENT OF POSITION 93-2. The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets are not affected.

                                                   MAINSTAY VP SERIES FUND, INC.

                                                                                   ACCUMULATED
                                                                                   UNDISTRIBUTED
                                                                  ACCUMULATED      NET REALIZED
                                                 ACCUMULATED      UNDISTRIBUTED    GAIN (LOSS) ON
                                                 UNDISTRIBUTED    NET REALIZED     FOREIGN          ADDITIONAL
                                                 NET INVESTMENT   GAIN (LOSS)      CURRENCY         PAID-IN
                                                 INCOME (LOSS)    ON INVESTMENTS   TRANSACTIONS     CAPITAL
                                                 --------------   --------------   --------------   ----------
Capital Appreciation Portfolio................      $  3,807         $      0         $     0        $(3,807)
Convertible Portfolio.........................        45,520          (45,520)              0              0
Government Portfolio..........................       (18,104)          40,667               0        (22,563)
High Yield Corporate Bond Portfolio...........      (587,593)           1,070         424,119        162,404
International Equity Portfolio................       294,248         (274,136)        (20,112)             0
Total Return Portfolio........................        (8,646)           8,646               0              0
Value Portfolio...............................         7,343                0               0         (7,343)
Bond Portfolio................................      (116,066)         116,066               0              0
Growth Equity Portfolio.......................       (11,819)               0               0         11,819
Indexed Equity Portfolio......................         4,853           (4,853)              0              0
American Century Income & Growth Portfolio....         2,808                0               0         (2,808)
Dreyfus Large Company Value Portfolio.........         2,874                0               0         (2,874)
Eagle Asset Management Growth Equity
  Portfolio...................................         2,874                0               0         (2,874)
Lord Abbett Developing Growth Portfolio.......        24,620                0               0        (24,620)

The reclassifications for the Portfolios are primarily due to foreign currency gain (loss), nondeductible organization expenses, distributions in excess of net investment income, gain on sales of passive foreign investment companies, investments in real estate investment trusts, paydown gain (loss), and net operating losses.

                                      (Q)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Fund are amortized over a maximum period of 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios, paid by, and reimbursable to, NYLIAC, aggregated approximately $86,000. Such costs are being amortized beginning with the commencement of operations of the respective Portfolios on May 1, 1998. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

                                      (R)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (S)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. New York Life acts as investment adviser to Bond, Growth Equity, American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios under an Investment Advisory Agreement. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. New York Life selects and employs Sub-Advisers for some of the Portfolios. American Century Investment Management Inc. serves as Sub-Adviser to the American Century Income & Growth Portfolio; The Dreyfus Corporation serves as Sub-Adviser to the Dreyfus Large Company Value Portfolio; The Eagle Asset Management, Inc. serves as Sub-Adviser to the Eagle Asset Management Growth Equity Portfolio; and Lord, Abbett & Co. serves as Sub-Adviser to the Lord Abbett Developing Growth Portfolio.

NYLIAC is Administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Capital Appreciation Portfolio..............................    0.36%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Convertible Portfolio.......................................    0.36%        0.20%
Government Portfolio........................................    0.30%        0.20%
High Yield Corporate Bond Portfolio.........................    0.30%        0.20%
International Equity Portfolio..............................    0.60%        0.20%
Total Return Portfolio......................................    0.32%        0.20%
Value Portfolio.............................................    0.36%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%
Indexed Equity Portfolio....................................    0.10%        0.20%
American Century Income & Growth Portfolio..................    0.50%        0.20%
Dreyfus Large Company Value Portfolio.......................    0.60%        0.20%
Eagle Asset Management Growth Equity Portfolio..............    0.50%        0.20%
Lord Abbett Developing Growth Portfolio.....................    0.60%        0.20%

The Administrator has voluntarily agreed to assume the operating expenses of Convertible and International Equity Portfolios through December 31, 1998, and American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios through December 31, 1999, which on an annualized basis exceed the percentage indicated below.

Convertible Portfolio.......................................  0.73%
International Equity Portfolio..............................  0.97%
American Century Income & Growth Portfolio..................  0.85%
Dreyfus Large Company Value Portfolio.......................  0.95%
Eagle Asset Management Growth Equity Portfolio..............  0.85%
Lord Abbett Developing Growth Portfolio.....................  0.95%

In connection with such expense limitation, the Administrator assumed certain of the expenses of the above listed Portfolios for the year ended December 31, 1998 as shown on the Statement of Operations.

                                                   MAINSTAY VP SERIES FUND, INC.

The Capital Appreciation, Cash Management, Government, High Yield Corporate Bond, Total Return, Value, Bond, Growth Equity and Indexed Equity Portfolios did not have an expense limitation in 1998.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life, serves as the Fund's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Fund's shares, and receives no compensation from the Fund pursuant to the Distribution Agreement.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (D)

CAPITAL. At December 31, 1998 NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values as follows:

Convertible Portfolio.......................................   $10,334,998
American Century Income & Growth Portfolio..................    10,907,667
Dreyfus Large Company Value Portfolio.......................    10,234,514
Eagle Asset Management Growth Equity Portfolio..............    11,777,852
Lord Abbett Developing Growth Portfolio.....................     9,210,580

These values represent 17.9%, 36.2%, 54.1%, 63.8% and 58.0%, respectively, of the net assets of each respective Portfolio at December 31, 1998.

                                      (E)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life are charged to the Portfolios. For the year ended December 31, 1998 these fees, in the following amounts, were included in Professional fees shown on the Statement of Operations:

Capital Appreciation Portfolio..............................   $36,938
Cash Management Portfolio...................................     7,147
Convertible Portfolio.......................................     1,992
Government Portfolio........................................     3,539
High Yield Corporate Bond Portfolio.........................    20,414
International Equity Portfolio..............................     1,378
Total Return Portfolio......................................    20,933
Value Portfolio.............................................    12,532
Bond Portfolio..............................................    10,035
Growth Equity Portfolio.....................................    34,851
Indexed Equity Portfolio....................................    26,520
American Century Income & Growth Portfolio..................       246
Dreyfus Large Company Value Portfolio.......................       183
Eagle Asset Management Growth Equity Portfolio..............       188
Lord Abbett Developing Growth Portfolio.....................       153

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year after October 31, 1998 as if they arose on January 1, 1999.

                                                                CAPITAL LOSS                         CAPITAL LOSS
                                                              AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                              -----------------   --------------   ----------------
Capital Appreciation Portfolio..............................                          $    0            $  351
                                                                                      ======            ======
Convertible Portfolio.......................................                          $    0            $    9
                                                                                      ======            ======
Government Portfolio........................................        2004              $  810            $   92
                                                                                      ======            ======
High Yield Corporate Bond Portfolio.........................        2006              $4,243            $2,859
                                                                                      ======            ======
International Equity Portfolio..............................        2005              $  268
                                                                    2006                 159
                                                                                      ------
                                                                                      $  427            $  465
                                                                                      ======            ======
Value Portfolio.............................................                          $    0            $  803
                                                                                      ======            ======
American Century Income & Growth Portfolio..................        2006              $  220            $    0
                                                                                      ======            ======
Dreyfus Large Company Value Portfolio.......................        2006              $1,149            $    0
                                                                                      ======            ======
Eagle Asset Management Growth Equity Portfolio..............        2006              $1,028            $  159
                                                                                      ======            ======
Lord Abbett Developing Growth Portfolio.....................        2006              $  268            $  261
                                                                                      ======            ======

International Equity and Value Portfolios intend to elect to treat for Federal income tax purposes approximately $54,148 and $79,016, respectively, of qualifying foreign exchange losses that arose during the year after October 31, 1998 as if they arose on January 1, 1999. Cash Management and Government Portfolios utilized $460 and $3,832,073, respectively, of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

High Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 6--Portfolio Securities Loaned:
--------------------------------------------------------------------------------

At December 31, 1998, Government and Total Return Portfolios had portfolio securities with a fair market value of $27,373,061 and $76,256,517, respectively on loan to broker-dealers and government securities dealers.

Cash collateral received by Government and Total Return Portfolios is invested in investment grade commercial paper, or other securities in accordance with the Portfolios securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Portfolios invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolios bear the risk that liability for the collateral may exceed the value of the investment.

GOVERNMENT PORTFOLIO

Investments made with cash collateral at December 31, 1998:

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                  ----------      -----------
SHORT-TERM COMMERCIAL PAPER
Associates First Capital
  5.622%, due 4/5/99........................................      $5,000,000      $ 5,000,000
Bankers Trust
  5.15%, due 2/3/99.........................................       5,000,000        4,996,090
Broadway Capital
  5.158%, due 1/11/99.......................................       2,030,000        2,026,805
Greenwich Funding
  5.677%, due 1/20/99.......................................       2,000,000        1,990,583
Lexington Parker
  5.17%, due 1/27/99........................................       1,400,000        1,394,593
Variable Funding
  5.403%, due 1/4/99........................................       4,260,000        4,257,444
                                                                                  -----------
                                                                                   19,665,515
                                                                                  -----------
REPURCHASE AGREEMENTS
Prudential Securities Inc.
  5.60%, due 12/31/99
  (Collateralized by
  $634,796 Wilshire Mortgage Loan Trust,
    6.985%, due 10/5/29 Market Value $634,796
  $502,408 USX Corporation
    9.125%, due 1/15/13 Market Value $596,918
  $510,204 Midland Realty Acceptance Corp.
    7.475%, due 8/25/28 Market Value $558,495
  $158,061 GE Capital Mortgage Services, Inc.
    7.59%, due 6/25/28 Market Value $157,058
  $979,694 Amresco Commercial Mortgage Funding
    7.64%, due 6/17/29 Market Value $979,694
  $630,102 Amresco Residential Securities Mortgage Loans
    6.09%, due 6/25/28 Market Value $612,949)...............       3,500,000        3,500,000
Goldman, Sachs & Co.
  5.64%, due 12/31/99
  (Collateralized by
  $4,625,000 Cummins Engine Co. Inc.
    7.125%, due 3/1/28 Market Value $4,376,406
  $898,000 GCB Northrop
    7.875%, due 3/1/26 Market Value $990,045
  $4,000,000 Tenaga Nasional
    7.50%, due 11/1/25 Market Value $2,115,080).............       5,000,000        5,000,000
                                                                                  -----------
                                                                                    8,500,000
                                                                                  -----------
                                                                                  $28,165,515
                                                                                  ===========

TOTAL RETURN PORTFOLIO

Investments made with cash collateral at December 31, 1998:

                                                                   PRINCIPAL
                                                                    AMOUNT            VALUE
                                                                  -----------      -----------
SHORT-TERM COMMERCIAL PAPER
Associates First Capital
  5.622%, due 4/5/99........................................      $ 5,000,000      $ 5,000,000
Bankers Trust
  5.15%, due 2/3/99.........................................        4,000,000        3,996,872
Bankers Trust
  5.667%, due 2/16/99.......................................        7,400,000        7,404,440
Countrywide Home
  5.053%, due 1/4/99........................................        3,330,000        3,328,131
Greenwich Funding
  5.677%, due 1/20/99.......................................       10,000,000        9,952,917
Variable Funding
  5.403%, due 1/4/99........................................        7,830,000        7,825,302
                                                                                   -----------
                                                                                    37,507,662
                                                                                   -----------
REPURCHASE AGREEMENTS
Prudential Securities Inc.
  5.60%, due 12/31/99
  (Collateralized by
  $3,718,090 Wilshire Mortgage Loan Trust,
    6.985%, due 10/5/29 Market Value $3,718,090
  $2,942,678 USX Corporation
    9.125%, due 1/15/13 Market Value $3,496,234
  $2,988,338 Midland Realty Acceptance Corp.
    7.475%, due 8/25/28 Market Value $3,271,184
  $925,787 GE Capital Mortgage Services, Inc.
    7.59%, due 6/25/28 Market Value $919,911
  $5,738,207 Amresco Commercial Mortgage Funding
    7.64%, due 6/17/29 Market Value $5,738,207
  $3,690,598 Amresco Residential Securities Mortgage Loans
    6.09%, due 6/25/28 Market Value $3,590,129).............       20,500,000       20,500,000
Goldman, Sachs & Co.
  5.60%, due 12/31/99
  (Collateralized by
  $23,225,000 Cummins Engine Co. Inc.
    7.125%, due 3/1/28 Market Value $21,976,656
  $1,000,000 Union Oil Co. of California
    9.125%, due 2/15/06 Market Value $1,141,729)............       20,000,000       20,000,000
                                                                                   -----------
                                                                                    40,500,000
                                                                                   -----------
                                                                                   $78,007,662
                                                                                   ===========

Net income earned on securities lending amounted to $54,758 and $161,940, net of broker fees and rebates, respectively, for the year ended December 31, 1998, which is included as interest income on the Statement of Operations.

--------------------------------------------------------------------------------
NOTE 7--Line of Credit:
--------------------------------------------------------------------------------

Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value Bond, Growth Equity and Indexed Equity Portfolios maintain a line of credit of $375,000,000 with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Portfolios pay a commitment fee, at an annual rate of 0.06% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the Portfolios based upon net assets. Interest on any such borrowings is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit at December 31, 1998.

                                                   MAINSTAY VP SERIES FUND, INC.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1998, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                     CAPITAL APPRECIATION       CONVERTIBLE             GOVERNMENT
                                                          PORTFOLIO              PORTFOLIO              PORTFOLIO
                                                     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
                                                     ------------------------------------------------------------------
U.S. Government Securities.........................  $     --    $     --   $     --    $     --   $389,155    $343,334
All others.........................................   425,305     246,349    118,113      92,057     13,053      10,687
                                                     ------------------------------------------------------------------
Total..............................................  $425,305    $246,349   $118,113    $ 92,057   $402,208    $354,021
                                                     ==================================================================

                                                                                                     AMERICAN CENTURY
                                                        GROWTH EQUITY          INDEXED EQUITY        INCOME & GROWTH
                                                          PORTFOLIO              PORTFOLIO             PORTFOLIO(a)
                                                     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
                                                     --------------------------------------------------------------
U.S. Government Securities.........................  $     --    $     --   $     --    $     --   $     --    $     --
All others.........................................   555,638     556,285    299,899      27,488     31,150       5,604
                                                     ------------------------------------------------------------------
Total..............................................  $555,638    $556,285   $299,899    $ 27,488   $ 31,150    $  5,604
                                                     ==================================================================

------------
(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares throughout each year ended December 31, 1998 and December 31, 1997 were as follows:

                                                     CAPITAL APPRECIATION      CASH MANAGEMENT         CONVERTIBLE
                                                           PORTFOLIO              PORTFOLIO             PORTFOLIO
                                                       1998        1997        1998       1997       1998       1997
                                                     -----------------------------------------------------------------
Shares sold........................................     9,454       7,339     485,911    285,484      1,946      2,001
Shares issued in reinvestment of dividends and
  distributions....................................       410         470       8,753      6,346        434        335
                                                     -----------------------------------------------------------------
                                                        9,864       7,809     494,664    291,830      2,380      2,336
Shares redeemed....................................    (3,542)     (1,119)   (403,894)  (269,397)      (491)      (148)
                                                     -----------------------------------------------------------------
Net increase (decrease)............................     6,322       6,690      90,770     22,433      1,889      2,188
                                                     =================================================================

                                                                                                  AMERICAN CENTURY
                                                        GROWTH EQUITY        INDEXED EQUITY        INCOME & GROWTH
                                                          PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                       1998       1997       1998       1997           1998(a)
                                                     --------------------------------------------------------------
Shares sold........................................     5,372      4,700     16,025      9,651                 2,833
Shares issued in reinvestment of dividends and
  distributions....................................     3,440      5,219        702        872                    13
                                                     ---------------------------------------------------------------
                                                        8,812      9,919     16,727     10,523                 2,846
Shares redeemed....................................    (3,977)    (2,855)    (4,296)      (294)                 (80)
                                                     ---------------------------------------------------------------
Net increase.......................................     4,835      7,064     12,431     10,229                 2,766
                                                     ===============================================================

------------
(a) For the period May 1, 1998 (Commencement of Operations) through December 31, 1998.

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

         HIGH YIELD           INTERNATIONAL
       CORPORATE BOND             EQUITY              TOTAL RETURN              VALUE                   BOND
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
--------------------------------------------------------------------------------------------------------------------
    $     --    $  6,873   $     --    $     --   $609,187    $574,329   $     --    $     --   $248,870    $195,508
     899,285     708,608     21,833      17,317    292,966     219,595    299,344     196,747    288,019     292,604
--------------------------------------------------------------------------------------------------------------------
    $899,285    $715,481   $ 21,833    $ 17,317   $902,153    $793,924   $299,344    $196,747   $536,889    $488,112
====================================================================================================================

                               EAGLE ASSET
          DREYFUS               MANAGEMENT            LORD ABBETT
    LARGE COMPANY VALUE       GROWTH EQUITY        DEVELOPING GROWTH
        PORTFOLIO(a)           PORTFOLIO(a)           PORTFOLIO(a)
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
-----------------------------------------------------------------------
    $     --    $     --   $     --    $     --   $     --    $     --
      30,208      12,175     18,966       3,909     16,002       1,210
-----------------------------------------------------------------------
    $ 30,208    $ 12,175   $ 18,966    $  3,909   $ 16,002    $  1,210
=======================================================================

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              HIGH YIELD           INTERNATIONAL
        GOVERNMENT          CORPORATE BOND            EQUITY             TOTAL RETURN              VALUE
         PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
      1998       1997       1998       1997       1998       1997       1998       1997       1998       1997
---------------------------------------------------------------------------------------------------------------
      5,655        954     14,171     16,421      1,187        958      4,903      4,296      5,442      7,460
        486        478      4,862      3,743         72        227      1,446      1,080      2,175        920
---------------------------------------------------------------------------------------------------------------
      6,141      1,432     19,033     20,164      1,259      1,185      6,349      5,376      7,617      8,380
     (2,051)    (1,553)    (3,031)    (1,638)    (1,129)    (1,489)    (1,234)    (1,116)    (1,122)      (626)
---------------------------------------------------------------------------------------------------------------
      4,090       (121)    16,002     18,526        130       (304)     5,115      4,260      6,495      7,754
===============================================================================================================


            BOND
          PORTFOLIO
       1998       1997
-------------------------
       4,582      1,611
       1,627      1,140
-------------------------
       6,209      2,751
      (2,659)    (2,980)
-------------------------
       3,550       (229)
=========================

                                              EAGLE ASSET
               DREYFUS                         Management                      Lord Abbett
         LARGE COMPANY VALUE                 Growth Equity                  Developing Growth
              PORTFOLIO                        Portfolio                        Portfolio
               1998(a)                          1998(a)                          1998(a)
----------------------------------------------------------------------------------------------------
                 1,911                            1,616                            1,786
                     9                                1                               --
----------------------------------------------------------------------------------------------------
                 1,920                            1,617                            1,786
                   (71)                             (49)                             (63)
----------------------------------------------------------------------------------------------------
                 1,849                            1,568                            1,723
====================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio, Cash Management Portfolio, Convertible Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, International Equity Portfolio, Total Return Portfolio, Value Portfolio, Bond Portfolio, Growth Equity Portfolio, Indexed Equity Portfolio, American Century Income & Growth Portfolio, Dreyfus Large Company Value Portfolio, Eagle Asset Management Growth Equity Portfolio and Lord Abbett Developing Growth Portfolio (separate portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 1999